UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03833

MainStay VP Funds Trust

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, NJ 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay VP Funds Trust

Message from the President and Annual Report

December 31, 2011

Message from the President

Stock and bond markets experienced substantial volatility in 2011, influenced by natural disasters and a variety of political, economic and fiscal concerns.

A wave of political unrest swept across North Africa and the Middle East early in the year, raising concerns about the price of oil. At first, the stock market advanced as oil prices climbed. But in mid-February, stock prices began to falter as oil prices approached (and later surpassed) $100 a barrel.

In early March, a major earthquake rocked Japan, followed by a tsunami that disabled a large nuclear power plant. Stock markets around the globe dipped dramatically, but quickly recovered, despite supply-line disruptions caused by the natural disaster. Stocks reached their high point for the 12-month reporting period at the end of April 2011.

In the months that followed, the stock market responded quickly—and sometimes negatively—to economic data and employment news in the United States. Market concerns about the European sovereign debt crisis drove stock prices lower in late July and early August. With Congress apparently deadlocked on whether to raise the U.S. debt ceiling, Standard & Poor’s downgraded the debt of the United States of America to AA+ in early August.

The stock market made several unsuccessful attempts to recover, and it reached its low point for the year in early October. After a strong rally in October, the U.S. stock market lost ground in November but advanced in December, to end the year close to where it began.

International stocks also faced severe volatility in 2011, with major international and world indices recording negative results. Stocks in Europe and the Far East were particularly weak.

In the bond market, concerns about the European sovereign debt crisis increased during the summer, leading many investors to seek the perceived safety of U.S. Treasury securities. The movement continued in August, despite Standard & Poor’s downgrade of U.S. sovereign debt.

In an effort to promote economic recovery and keep inflation in check, the Federal Open Market Committee stated in early August that economic conditions were “likely to warrant excep-

tionally low levels of the federal funds rate at least through mid-2013.” This news, along with the increased demand for U.S. Treasury securities throughout the year, moved Treasury yields lower across the maturity spectrum.

Throughout this period of market volatility, the portfolio managers of MainStay VP Funds Trust remained focused on the investment objectives of their individual Portfolios—and the investment strategies they could use to make the most of a difficult market environment. By focusing primarily on long-term results rather than short-term market movements, our portfolio managers were able to weather the ups and downs of the markets and provide the results presented in the reports that follow.

As you examine the annual reports for your Portfolios, we hope that you’ll pay close attention to the specific market events, investment strategies and risk management techniques our portfolio managers employed. While past performance is no guarantee of future results, we hope that you’ll look beyond the current market environment and consider the long-term purpose of your investments.

Whether that purpose includes your children’s education, your own retirement or other financial goals, it’s wise to regularly review your investment performance. As you do, we hope you’ll consider the amount of risk you’re taking, the level of return you desire and the degree of diversification that’s appropriate for your changing circumstances. By gradually adjusting your investments in line with these considerations, you may be more successful in pursuing your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the MainStay VP Funds Trust Prospectus dated May 1, 2011, as supplemented, for a discussion of each Portfolio’s investment objectives, strategies and risks. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010. These documents are also available at mainstayinvestments.com.

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Index Definitions

The information below is an explanation of the various indices, service providers and reference rates cited throughout the Portfolio Investment and Performance Comparisons and the Portfolio Management Discussion and Analysis sections that follow from page M-3 through page M-320. Please use this as a reference.

Please note that you cannot make an investment directly in an index. Past performance is no guarantee of future results. Results for securities indices assume reinvestment of all income and capital gains but do not reflect fees, expenses or taxes. Securities in each Portfolio may not precisely match those in a related index, and as a result, performance of the Portfolio may differ.

Balanced Composite Index is an unmanaged index that consists of the Russell Midcap® Value Index (60% weighted) and the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index (40% weighted).

Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index is a market-capitalization-weighted index that is made up of U.S. government and fixed-coupon domestic investment-grade corporate bonds with at least $100 million par amount outstanding.

Bank of America Merrill Lynch All U.S. Convertible Index is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, govern- ment-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

Barclays Capital U.S. Government Bond Index is an unmanaged index that is comprised of publicly issued debt of the U.S. Treasury and government agencies.

Credit Suisse High Yield Index is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s.

Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

Income Builder Composite Index consists of the MSCI World Index and the Barclays Capital U.S. Aggregate Bond Index weighed 50%/50%, respectively.

LIBOR—London InterBank Offered Rates are the rates that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. These rates are widely used as reference rates in bank, corporate and government lending agreements.

Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested. More information about the Lipper peer group for an individual Portfolio can be found in the Portfolio’s Investment and Performance Comparison.

MSCI EAFE® Index is an unmanaged index that consists of international stocks representing the developed world outside of North America.

MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price- to-book ratios and higher forecasted growth values.

Russell 2500™ Index is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000® Index is an unmanaged index that measures the performance of the largest 3,000 U.S. companies.

Russell Midcap® Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies.

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor’s does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500® Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

S&P 500® Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500® Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors.

M-2

MainStay VP Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2011

Class	One Year	Five Years	Since Inception (5/2/05)	Gross Expense Ratio[2]
Initial Class Shares	2.79%	2.12%	4.02%	0.85%
Service Class Shares	2.53	1.86	3.75	1.10

Benchmark Performance	One Year	Five Years	Since Inception (5/2/05)
Russell Midcap® Value Index[3]	–1.38%	0.04%	4.98%
Balanced Composite Index[3]	1.88	2.99	5.60
Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index[3]	5.88	5.81	5.17
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	–1.47	0.90	4.02

1.	Performance figures reflect certain fee waivers, without which total returns may have been lower. These voluntary waivers may be discontinued at any time. For information on current fee waivers please refer to the notes to the financial statement.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

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Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$975.10	$3.93	$1,021.20	$4.02

Service Class Shares	$1,000.00	$973.90	$5.17	$1,020.00	$5.30

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.79% for Initial Class and 1.04% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

M-4	MainStay VP Balanced Portfolio

Portfolio Composition as of December 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page M–9 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2011 (excluding short–term investments)

1.	United States Treasury Notes, 0.25%–3.125%, due 11/30/12–11/15/21

2.	Federal National Mortgage Association, 0.50%–2.75%, due 8/9/13–11/15/16

3.	Federal Home Loan Mortgage Corporation, 0.375%–4.125%, due 9/27/13–8/25/16

4.	AT&T, Inc.

5.	Federal National Mortgage Association (Mortgage Pass—Through Securities), 3.50%, due 12/1/25–1/1/41
6.	S&P 500 Index—SPDR Trust Series 1

7.	Consolidated Edison, Inc.

8.	Wyndham Worldwide Corp.

9.	Bank of America Corp.

10.	Hewlett–Packard Co.

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Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Thomas J. Girard of New York Life Investments,1 the Portfolio’s Manager, and Harvey J. Fram, CFA, of Madison Square Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its peers and its benchmark during the reporting period?

For the 12 months ended December 31, 2011, MainStay VP Balanced Portfolio returned 2.79% for Initial Class shares and 2.53% for Service Class shares. Both share classes outper- formed the –1.47% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio, the 1.88% return of the Balanced Composite Index2 and the –1.38% return of the Russell Midcap® Value Index2 over the same period. Both share classes underperformed the 5.88% return of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index2 for the 12 months ended December 31, 2011. The Russell Midcap® Value Index is the Portfolio’s broad-based securities-market index. The Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index is an additional benchmark for the Portfolio.

Were any changes made to the Portfolio’s day-to-day management or investment objective during the reporting period?

Madison Square Investors LLC continued to manage the equity portion of the Portfolio, but effective January 1, 2011, Harvey Fram replaced Tony Elavia as portfolio manager for the equity portion of the Portfolio. New York Life Investments continued to serve as the Portfolio’s manager overseeing the Portfolio’s investment portfolio, but effective January 1, 2011, Jae Yoon became an additional portfolio manager. Thomas J. Girard continues to serve as a portfolio manager for the fixed-income portion of the Portfolio.

On December 14, 2011, the Portfolio’s Board of Trustees approved a change in the Portfolio’s investment objective that will become effective May 1, 2012. Beginning on that date, the Portfolio’s objective will be to seek total return. The revision to the Portfolio’s investment objective will not affect the Portfolio’s principal investment strategies or principal risks.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the equity portion of the Portfolio did not use any derivative investments. In the fixed-income portion of the Portfolio, the only derivatives employed were interest-rate derivatives, which were used to keep the duration3 of the Portfolio in line with the portfolio manager’s target.

Generally speaking, the use of derivative products had a slightly negative impact on the Portfolio’s performance during the year.

What notable factors affected the Portfolio’s relative performance during the reporting period?

The equity portion of the Portfolio outperformed its benchmark, the Russell Midcap® Value Index, for the 12 months ended December 31, 2011. The key reason for the outperformance was an overweight position in the health care sector, accompanied by favorable stock selection within that sector.

The hunt for yield in the face of low and falling interest rates continued. Investors bought high-yielding stocks as an alternative to fixed-income investments. Since utility stocks tend to have higher-than-average dividend yields, an underweight position in the utilities sector was the largest detractor from relative performance in the equity portion of the Portfolio.

During the first half of the reporting period, the fixed-income portion of the Portfolio maintained overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds and commercial mortgage-backed securities (CMBS). These sectors performed well during the first half of the year. CMBS had the highest excess returns of any fixed-income sector from January through June of 2011. The Portfolio’s overweight positions in these sectors helped performance relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index during this portion of the reporting period.

In the second half of the reporting period, the fixed-income portion of the Portfolio reduced its overweight positions in corporate bonds and CMBS. By the end of the third quarter, the Portfolio held an underweight position in corporate bonds and no holdings in CMBS. Spread4 assets performed poorly in the third quarter, which negatively affected the earlier gains.

During the latter part of the reporting period, as spread-asset valuations became more attractive, the fixed-income portion of the Portfolio increased its allocations to corporate bonds and mortgage-backed securities. These overweight positions relative to the Portfolio’s fixed-income benchmark helped performance as spread assets recovered during this portion of the reporting period, generating positive excess returns.

1	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

M-6	MainStay VP Balanced Portfolio

Which sectors were the strongest contributors to relative performance in the equity portion of the Portfolio, and which sectors were particularly weak?

Health care, industrials and consumer staples made the strongest sector contributions to the relative performance of the equity portion of the Portfolio. (Contributions take weightings and total returns into account.) We maintained an overweight position in health care and consumer staples in the equity portion of the Portfolio, and both of these sectors outperformed the benchmark in a risk-averse market environment. Our underweight equity position in industrials helped relative performance when the sector underperformed. Since the sector tends to have a relatively high beta,5 the underperformance was not surprising.

The sectors that detracted the most from relative performance in the equity portion of the Portfolio were utilities, energy and financials. Our underweight position in utilities hurt relative performance when the market was drawn to high-yielding equities. The negative contributions from energy and financials were small and stock-specific.

During the reporting period, which individual stocks made the strongest contributions to the absolute performance of the equity portion of the Portfolio and which stocks detracted the most?

Health maintenance organization Humana, tobacco company Lorillard and electric utility Con Edison made the strongest contributions to absolute performance in the equity portion of the Portfolio. In our opinion, Humana had become attractively valued when managed care companies suffered setbacks dur-ing the health care reform debate of 2010. As earnings clarity improved in 2011, Humana’s stock provided excellent results. Lorillard and Con Edison are both defensive positions with high dividend yields that benefited from the market’s movement into dividend-paying stocks.

Diversified financial services company Bank of America, semiconductor company Micron Technology and wireless telecom-munication services company Sprint Nextel all had negative returns and detracted from the absolute performance of the equity portion of the Portfolio. Bank of America suffered more than other banks because of deeper exposure to housing and mortgages. Micron Technology, whose main products are dynamic random access memory (DRAM) components, suffered as the price of those commodities dropped. Sprint Nextel saw its market share erode because of competition from AT&T and Verizon.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

Among the stocks we purchased for the equity portion of the Portfolio during the reporting period were food company ConAgra Foods and utility company CenterPoint Energy. Both companies are regarded as defensive, and both have higher-than-average dividend yields.

Among the stocks we sold in the equity portion of the Portfolio were commercial bank CIT Group and coal producer BTU Energy. We sold shares of CIT Group because in our opinion the prospects for banks becoming profitable in the United States remained bleak. We sold shares of BTU Energy because we viewed the stock as expensive relative to other coal producers. At the time, China’s appetite for coal appeared to be slowing.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

The equity portion of the Portfolio increased an already overweight position in the energy sector, as higher oil prices and new “fracking” technology6 have promoted an upward trend in the energy equipment & services industry. Over the course of the year, we also increased telecommunication services exposure in the equity portion of the Portfolio from a neutral position to an overweight position.

During the reporting period, we reduced our overweight position in health care as we cut back on a number of stocks that had risen dramatically. We reduced exposure to the utilities sector, increasing the degree to which the equity portion of the Portfo-lio was underweight in the sector. According to our valuation measures, many utility stocks became expensive after their strong performance in 2011.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the most significantly overweight sectors in the equity portion of the Portfolio were health care and energy. As of the same date, the most significantly underweight equity sectors were utilities and financials.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

The duration of the fixed-income portion of the Portfolio varied over the course of the year. In the second quarter of 2011, the Portfolio held a short duration position relative to the Bank of America Merrill Lynch 1–10 Year Government & Corporate

5	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
6	“Fracking” is oil & gas terminology for injecting fluids into rock formations to create or enlarge fractures or fissures. By enlarging appropriate openings, the technique may increase the amount of oil or gas that can be extracted.

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Index. Rates generally rallied during this portion of the reporting period. As a result, the short duration of the Portfolio negatively affected the Portfolio’s performance. During the majority of the second half of the reporting period, we maintained a relatively neutral duration in the fixed-income portion of the Portfolio. In November and December, the Portfolio had a modestly short duration, which had only a small impact on performance.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio generally maintained a short duration during the first half of the reporting period. As setbacks in the U.S. economic recovery caused rates to move lower during the course of the year, we adjusted the Portfolio’s short duration to one that was neutral to the Portfolio’s fixed-income benchmark.

During the second half of the reporting period, concerns that the U.S. economy was stalling and that a full-fledged liquidity crisis might be brewing in Europe prompted us to reduce exposure to spread assets. The reduction resulted in an overweight position in U.S. Treasury securities.

During the reporting period, which market segments were the strongest contributors to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

U.S. corporate bonds and CMBS were among the best per-formers during the first half of the reporting period. Over- weight allocations to these sectors were the strongest contributors to the Portfolio’s performance.

The financials segment of the U.S. corporate bond sector was particularly weak during the reporting period. An overweight position in the financials sector detracted from the performance of the fixed-income portion of the Portfolio.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the second quarter, the Portfolio had net cash inflows, which resulted in purchases to invest the cash flows. The Portfolio faced net redemptions during the third quarter of 2011 and engaged in sales to meet these redemptions.

How did the Portfolio’s sector weightings change during the reporting period?

Asset allocation favored spread assets during the reporting period. We maintained an overweight allocation to corporate bonds relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index during the first half of 2011.

During the third quarter, the allocation to corporate bonds was reduced to an underweight position as the difficult political and economic environment weighed on risky assets. A firmer tone in U.S. economic data during the fourth quarter prompted an increased allocation to corporate bonds as the Portfolio sought to take advantage of wide credit spreads.

The allocation to mortgage-backed securities varied throughout the year as political, financial and natural events were major drivers for the sector. An overweight position in mortgage-backed securities was reduced to zero during the third quarter. During the fourth quarter, we increased the Portfolio’s position to an overweight allocation, as the sector was supported by the Federal Reserve, which again started to buy mortgage-backed securities for its portfolio in the fall of 2011.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the fixed-income portion of the Port- folio had overweight allocations to spread assets relative to the Portfolio’s fixed-income benchmark. As of that date, the most substantially overweight position was in U.S. corporate bonds, followed by mortgage-backed securities and U.S. agency bonds. As of December 31, 2011, the Portfolio was underweight relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in U.S. Treasury securities with a moderately short duration position.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-8	MainStay VP Balanced Portfolio

Portfolio of Investments December 31, 2011

	Principal Amount	Value

Long-Term Bonds 36.9% † Asset-Backed Security 0.1%
Automobile 0.1%
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A3 1.67%, due 1/15/14	$126,768	$127,412

Total Asset-Backed Security (Cost $126,766)		127,412

Corporate Bonds 10.2%
Aerospace & Defense 0.2%
BAE Systems PLC 3.50%, due 10/11/16 (a)	100,000	100,486
General Dynamics Corp. 2.25%, due 7/15/16	125,000	128,991
Raytheon Co. 1.40%, due 12/15/14	75,000	75,363

		304,840

Banks 1.5%
♦Bank of America Corp.
4.50%, due 4/1/15	100,000	96,499
5.65%, due 5/1/18	325,000	309,645
Citigroup, Inc.
4.587%, due 12/15/15	110,000	110,704
5.50%, due 10/15/14	75,000	77,103
6.00%, due 8/15/17	150,000	157,194
6.01%, due 1/15/15	25,000	26,118
Goldman Sachs Group, Inc. (The)
3.70%, due 8/1/15	75,000	73,478
5.375%, due 3/15/20	125,000	123,378
6.00%, due 6/15/20	50,000	51,218
JPMorgan Chase & Co. 4.35%, due 8/15/21	200,000	201,981
KeyCorp 6.50%, due 5/14/13	275,000	290,949
Morgan Stanley
4.10%, due 1/26/15	125,000	118,651
5.50%, due 1/26/20	100,000	91,027
5.625%, due 9/23/19	125,000	115,760
Wachovia Bank NA 4.80%, due 11/1/14	440,000	462,355
Wells Fargo & Co.
2.625%, due 12/15/16	50,000	49,969
3.75%, due 10/1/14	235,000	248,093

		2,604,122

	Principal Amount	Value

Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.125%, due 1/15/15	$350,000	$377,357
4.375%, due 2/15/21	125,000	139,320
PepsiCo, Inc.
3.00%, due 8/25/21	100,000	103,192

		619,869

Biotechnology 0.1%
Amgen, Inc.
3.875%, due 11/15/21	75,000	75,684
4.10%, due 6/15/21	75,000	76,932

		152,616

Building Materials 0.2%
CRH America, Inc. 4.125%, due 1/15/16	100,000	99,841
Masco Corp. 4.80%, due 6/15/15	300,000	297,644

		397,485

Chemicals 0.2%
Dow Chemical Co. (The) 5.70%, due 5/15/18	100,000	111,405
Ecolab, Inc.
3.00%, due 12/8/16	100,000	103,441
4.35%, due 12/8/21	100,000	106,789

		321,635

Computers 0.4%
♦Hewlett-Packard Co.
2.35%, due 3/15/15	100,000	99,516
3.30%, due 12/9/16	250,000	255,276
4.65%, due 12/9/21	75,000	79,131
International Business Machines Corp. 2.90%, due 11/1/21	190,000	195,860

		629,783

Cosmetics & Personal Care 0.0%‡
Procter & Gamble Co. (The) 1.45%, due 8/15/16	50,000	50,586

Diversified Financial Services 0.2%
General Electric Capital Corp.
1.875%, due 9/16/13	100,000	101,232
4.65%, due 10/17/21	75,000	78,275
6.00%, due 8/7/19	150,000	172,294

		351,801

Electric 1.2%
Baltimore Gas & Electric Co. 3.50%, due 11/15/21	75,000	76,423

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2011, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-9

Portfolio of Investments December 31, 2011 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
CenterPoint Energy Houston Electric LLC 7.00%, due 3/1/14	$275,000	$309,116
Commonwealth Edison Co. 1.95%, due 9/1/16	100,000	99,831
Duke Energy Corp. 3.35%, due 4/1/15	275,000	289,889
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (a)	60,000	61,936
Florida Power Corp. 4.55%, due 4/1/20	150,000	170,104
Great Plains Energy, Inc.
2.75%, due 8/15/13	250,000	253,554
4.85%, due 6/1/21	100,000	104,823
Kansas City Power & Light Co. 7.15%, due 4/1/19	250,000	312,941
Nisource Finance Corp. 4.45%, due 12/1/21	100,000	102,182
Pepco Holdings, Inc. 2.70%, due 10/1/15	100,000	101,288
PPL Energy Supply LLC 4.60%, due 12/15/21	100,000	101,410

		1,983,497

Environmental Controls 0.1%
Republic Services, Inc. 3.80%, due 5/15/18	150,000	155,377

Finance—Auto Loans 0.1%
American Honda Finance Corp. 1.85%, due 9/19/14 (a)	200,000	200,937

Finance—Commercial 0.1%
Caterpillar Financial Services Corp. 2.05%, due 8/1/16	200,000	205,310

Finance—Consumer Loans 0.3%
HSBC Finance Corp.
4.75%, due 7/15/13	200,000	204,229
7.00%, due 5/15/12	200,000	203,729
John Deere Capital Corp. 5.75%, due 9/10/18	75,000	90,823

		498,781

Finance—Credit Card 0.3%
American Express Co. 5.50%, due 9/12/16	250,000	275,549
Capital One Bank USA N.A. 8.80%, due 7/15/19	250,000	285,998

		561,547

	Principal Amount	Value

Finance—Investment Banker/Broker 0.3%
Bear Stearns Cos., Inc. (The) 5.70%, due 11/15/14	$412,000	$448,062

Finance—Leasing Companies 0.0%‡
Boeing Capital Corp. 2.90%, due 8/15/18	50,000	52,047

Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp.
1.90%, due 11/1/15	100,000	100,596
5.45%, due 4/10/17	75,000	85,106

		185,702

Food 0.4%
General Mills, Inc. 3.15%, due 12/15/21	100,000	101,312
Kellogg Co. 3.25%, due 5/21/18	75,000	78,872
Kraft Foods, Inc. 4.125%, due 2/9/16	400,000	434,291

		614,475

Forest Products & Paper 0.1%
International Paper Co. 4.75%, due 2/15/22	125,000	132,869

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	50,000	51,021

Health Care—Products 0.2%
Baxter International, Inc.
1.85%, due 1/15/17	25,000	25,194
5.375%, due 6/1/18	50,000	58,711
Becton Dickinson and Co. 3.125%, due 11/8/21	175,000	181,035
Zimmer Holdings, Inc. 1.40%, due 11/30/14	100,000	99,909

		364,849

Health Care—Services 0.2%
Cigna Corp. 4.00%, due 2/15/22	100,000	99,073
Roche Holdings, Inc. 5.00%, due 3/1/14 (a)	291,000	314,805

		413,878

Insurance 0.4%
AON Corp. 3.125%, due 5/27/16	75,000	75,852

M-10	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Insurance (continued)
Lincoln National Corp. 4.85%, due 6/24/21	$25,000	$25,469
Metropolitan Life Global Funding I 5.125%, due 6/10/14 (a)	400,000	430,691
Principal Financial Group, Inc. 8.875%, due 5/15/19	90,000	112,054

		644,066

Lodging 0.3%
Marriott International, Inc. 5.625%, due 2/15/13	100,000	104,253
♦Wyndham Worldwide Corp. 6.00%, due 12/1/16	300,000	323,520

		427,773

Media 0.4%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	75,000	77,319
NBC Universal Media LLC 4.375%, due 4/1/21	175,000	184,686
5.15%, due 4/30/20	75,000	83,503
Scripps Networks Interactive, Inc. 2.70%, due 12/15/16	100,000	100,053
Time Warner Cable, Inc.
4.00%, due 9/1/21	50,000	50,586
6.75%, due 7/1/18	75,000	89,079
Viacom, Inc. 3.875%, due 12/15/21	125,000	127,609

		712,835

Mining 0.1%
Rio Tinto Finance USA, Ltd. 3.50%, due 11/2/20	125,000	127,763

Miscellaneous—Manufacturing 0.0%‡
Illinois Tool Works, Inc. 3.375%, due 9/15/21 (a)	25,000	26,137

Oil & Gas 0.1%
Occidental Petroleum Corp. 1.75%, due 2/15/17	150,000	151,928

Packaging & Containers 0.1%
Bemis Co., Inc. 5.65%, due 8/1/14	215,000	232,668

Pharmaceuticals 0.2%
AmerisourceBergen Corp. 3.50%, due 11/15/21	75,000	77,018

	Principal Amount	Value

Pharmaceuticals (continued)
Aristotle Holding, Inc. 2.75%, due 11/21/14 (a)	$200,000	$202,425

		279,443

Pipelines 0.1%
Plains All American Pipeline, L.P. 8.75%, due 5/1/19	200,000	255,499

Real Estate Investment Trusts 0.6%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	300,000	310,567
DDR Corp. 4.75%, due 4/15/18	200,000	191,361
Hospitality Properties Trust 6.30%, due 6/15/16	170,000	178,378
ProLogis, L.P. 6.625%, due 5/15/18	325,000	352,962

		1,033,268

Retail 0.3%
Home Depot, Inc. (The)
4.40%, due 4/1/21	100,000	112,746
5.25%, due 12/16/13	250,000	271,476
Kohl’s Corp. 4.00%, due 11/1/21	75,000	76,841
Lowe’s Cos., Inc. 3.80%, due 11/15/21	50,000	52,496

		513,559

Telecommunications 0.9%
♦AT&T, Inc.
2.40%, due 8/15/16	150,000	153,043
2.95%, due 5/15/16	250,000	260,534
3.875%, due 8/15/21	300,000	317,325
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, due 2/1/14	325,000	353,100
CenturyLink, Inc. 6.45%, due 6/15/21	75,000	75,138
Verizon Communications, Inc. 4.60%, due 4/1/21	325,000	366,882

		1,526,022

Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	125,000	140,285

Total Corporate Bonds (Cost $16,629,252)		17,372,335

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-11

Portfolio of Investments December 31, 2011 (continued)

	Principal Amount	Value

Foreign Government Bonds 0.3%
Regional (State & Province) 0.2%
Province of Manitoba Canada 2.625%, due 7/15/15	$75,000	$78,689
Province of Ontario 2.30%, due 5/10/16	300,000	308,941

		387,630

Sovereign 0.1%
Poland Government International Bond 5.00%, due 3/23/22	50,000	50,250

Total Foreign Government Bonds (Cost $431,208)		437,880

Medium Term Notes 0.2%
Cosmetics & Personal Care 0.1%
Colgate-Palmolive Co. 1.30%, due 1/15/17	150,000	148,999

Finance—Auto Loans 0.1%
Toyota Motor Credit Corp. 2.00%, due 9/15/16	100,000	100,995

Insurance 0.0%‡
Prudential Financial, Inc. 4.50%, due 11/16/21	100,000	101,004

Total Medium Term Notes (Cost $348,229)		350,998

U.S. Government & Federal Agencies 22.7%
Federal Home Loan Bank 0.3%
1.375%, due 5/28/14	300,000	305,912
3.625%, due 5/29/13	200,000	209,192

		515,104

♦Federal Home Loan Mortgage Corporation 1.4%
0.375%, due 10/30/13	300,000	299,627
0.75%, due 11/25/14	900,000	901,580
1.75%, due 9/10/15	300,000	309,520
2.00%, due 8/25/16	500,000	519,933
4.125%, due 9/27/13	350,000	372,473

		2,403,133

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.2%
4.00%, due 3/1/40 TBA (b)	300,000	314,625

♦Federal National Mortgage Association 1.5%
0.50%, due 8/9/13	300,000	300,708
0.60%, due 10/25/13	300,000	300,013
0.75%, due 12/19/14	400,000	401,233

	Principal Amount	Value

Federal National Mortgage Association (continued)
0.85%, due 10/24/14	$300,000	$300,595
1.375%, due 11/15/16	600,000	605,299
2.75%, due 3/13/14	600,000	628,720

		2,536,568

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.6%
3.50%, due 12/1/25 TBA (b)	500,000	522,813
3.50%, due 1/1/41 TBA (b)	500,000	514,219

		1,037,032

♦United States Treasury Notes 18.7%
0.25%, due 11/30/13	2,280,000	2,280,267
0.375%, due 11/15/14	2,455,000	2,456,534
0.50%, due 11/30/12	1,640,000	1,645,253
0.75%, due 8/15/13	4,000,000	4,033,280
0.75%, due 6/15/14	1,400,000	1,415,203
0.875%, due 11/30/16	6,125,000	6,143,663
1.00%, due 1/15/14	3,372,000	3,421,791
1.00%, due 9/30/16	375,000	378,867
1.25%, due 9/30/15	1,500,000	1,538,907
1.375%, due 9/30/18	900,000	904,852
1.50%, due 8/31/18	2,600,000	2,637,983
2.00%, due 11/15/21	155,000	156,768
2.25%, due 7/31/18	3,600,000	3,828,938
3.125%, due 5/15/19	800,000	897,000

		31,739,306

Total U.S. Government & Federal Agencies (Cost $38,156,586)		38,545,768

Yankee Bonds 3.4% (c)
Banks 1.5%
Abbey National Treasury Services PLC 4.00%, due 4/27/16	50,000	44,858
Bank of Montreal 1.30%, due 10/31/14 (a)	250,000	249,571
Bank of Nova Scotia 1.65%, due 10/29/15 (a)	250,000	249,696
Credit Suisse/New York NY 5.30%, due 8/13/19	175,000	180,479
Deutsche Bank A.G. 4.875%, due 5/20/13	250,000	255,551
European Investment Bank 0.875%, due 12/15/14	250,000	245,779
HSBC Bank PLC 3.50%, due 6/28/15 (a)	250,000	252,018
Korea Development Bank 3.875%, due 5/4/17	200,000	197,497
Landwirtschaftliche Rentenbank 2.50%, due 2/15/16	100,000	104,484

M-12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Banks (continued)
Nordea Bank Sweden AB 5.25%, due 11/30/12 (a)	$300,000	$308,243
Svenska Handelsbanken AB 4.875%, due 6/10/14 (a)	150,000	156,077
UBS AG/Stamford CT 2.25%, due 1/28/14	250,000	243,280

		2,487,533

Chemicals 0.1%
Potash Corp. of Saskatchewan, Inc. 3.25%, due 12/1/17	100,000	104,610

Electric 0.1%
Hydro Quebec 2.00%, due 6/30/16	150,000	153,126

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (a)	175,000	168,275

Iron & Steel 0.0%‡
ArcelorMittal 3.75%, due 3/1/16	50,000	47,464

Media 0.0%‡
Thomson Reuters Corp. 5.70%, due 10/1/14	50,000	55,331

Mining 0.3%
Barrick Gold Corp. 1.75%, due 5/30/14	75,000	75,739
BHP Billiton Finance USA, Ltd. 1.875%, due 11/21/16	225,000	227,278
Rio Tinto Finance USA, Ltd. 2.25%, due 9/20/16	150,000	152,775
Teck Resources, Ltd. 3.15%, due 1/15/17	50,000	51,080

		506,872

Miscellaneous—Manufacturing 0.1%
Ingersoll-Rand Global Holding Co., Ltd. 6.00%, due 8/15/13	250,000	267,240

Oil & Gas 0.5%
BP Capital Markets PLC 3.561%, due 11/1/21	125,000	130,135
5.25%, due 11/7/13	250,000	268,141

	Principal Amount	Value

Oil & Gas (continued)
Canadian Natural Resources, Ltd. 1.45%, due 11/14/14	$100,000	$100,583
Petroleos Mexicanos 4.875%, due 3/15/15	150,000	159,562
Statoil ASA 3.125%, due 8/17/17	125,000	131,838

		790,259

Pharmaceuticals 0.2%
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	100,000	117,525
Sanofi S.A. 2.625%, due 3/29/16	100,000	104,273
4.00%, due 3/29/21	75,000	83,095
Teva Pharmaceutical Finance Co. B.V. 2.40%, due 11/10/16	100,000	101,709

		406,602

Telecommunications 0.4%
America Movil SAB de C.V. 2.375%, due 9/8/16	200,000	199,443
British Telecommunications PLC 5.15%, due 1/15/13	100,000	103,535
France Telecom S.A. 2.75%, due 9/14/16	100,000	100,270
Telefonica Emisiones SAU
3.729%, due 4/27/15	75,000	71,923
5.134%, due 4/27/20	75,000	70,449
Vodafone Group PLC 5.625%, due 2/27/17	100,000	116,113

		661,733

Transportation 0.1%
Canadian National Railway Co. 1.45%, due 12/15/16	125,000	124,299

Total Yankee Bonds (Cost $5,712,885)		5,773,344

Total Long-Term Bonds (Cost $61,404,926)		62,607,737

	Shares
Common Stocks 61.7%
Aerospace & Defense 1.7%
Alliant Techsystems, Inc.	410	23,436
Boeing Co. (The)	4,340	318,339
Exelis, Inc.	10,729	97,097
General Dynamics Corp.	5,591	371,298
Goodrich Corp.	1,069	132,235
L-3 Communications Holdings, Inc.	5,334	355,671
Lockheed Martin Corp.	4,553	368,338

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-13

Portfolio of Investments December 31, 2011 (continued)

	Shares	Value

Common Stocks (continued)
Aerospace & Defense (continued)
Northrop Grumman Corp.	7,142	$417,664
Raytheon Co.	7,662	370,688
United Technologies Corp.	4,867	355,729

		2,810,495

Agriculture 0.9%
Altria Group, Inc.	10,380	307,767
Archer-Daniels-Midland Co.	11,168	319,405
Lorillard, Inc.	2,114	240,996
Philip Morris International, Inc.	4,583	359,674
Reynolds American, Inc.	7,515	311,271

		1,539,113

Airlines 0.3%
Copa Holdings S.A. Class A	1,004	58,905
Southwest Airlines Co.	30,270	259,111
United Continental Holdings, Inc. (d)	8,793	165,924

		483,940

Apparel 0.0%‡
VF Corp.	198	25,144

Auto Manufacturers 0.4%
Ford Motor Co. (d)	34,856	375,051
General Motors Co. (d)	18,333	371,610
Oshkosh Corp. (d)	288	6,157

		752,818

Auto Parts & Equipment 0.5%
Johnson Controls, Inc.	10,727	335,326
Lear Corp.	10,891	433,462
TRW Automotive Holdings Corp. (d)	320	10,432

		779,220

Banks 4.5%
Associated Banc-Corp.	332	3,708
♦Bank of America Corp.	79,029	439,401
Bank of New York Mellon Corp. (The)	21,191	421,913
BB&T Corp.	14,824	373,120
Capital One Financial Corp.	8,403	355,363
Citigroup, Inc.	12,270	322,824
Comerica, Inc.	11,756	303,305
Cullen/Frost Bankers, Inc.	1,593	84,286
East West Bancorp, Inc.	13,415	264,946
Fifth Third Bancorp	11,718	149,053
First Citizens BancShares, Inc. Class A	1,239	216,813
Goldman Sachs Group, Inc. (The)	3,472	313,973
Huntington Bancshares, Inc.	85,003	466,666
JPMorgan Chase & Co.	12,832	426,664
KeyCorp	57,138	439,391
Morgan Stanley	21,507	325,401
Northern Trust Corp.	9,243	366,577

	Shares	Value

Banks (continued)
PNC Financial Services Group, Inc.	7,244	$417,762
Regions Financial Corp.	62,321	267,980
State Street Corp.	10,093	406,849
SunTrust Banks, Inc.	810	14,337
TCF Financial Corp.	33,353	344,203
U.S. Bancorp	11,915	322,301
Wells Fargo & Co.	15,565	428,971
Zions Bancorp.	12,045	196,093

		7,671,900

Beverages 0.5%
Beam, Inc.	550	28,177
Coca-Cola Enterprises, Inc.	12,341	318,151
Constellation Brands, Inc. Class A (d)	21,248	439,196

		785,524

Biotechnology 0.2%
Amgen, Inc.	5,804	372,675
Bio-Rad Laboratories, Inc. Class A (d)	43	4,130

		376,805

Building Materials 0.2%
Fortune Brands Home & Security, Inc. (d)	17,357	295,590

Chemicals 0.6%
Camden Property Trust	1,706	106,181
CF Industries Holdings, Inc.	1,017	147,445
Dow Chemical Co. (The)	11,831	340,259
Lyondell Chemical Co.	11,193	363,661
Rockwood Holdings, Inc. (d)	588	23,150
W.R. Grace & Co. (d)	1,088	49,961

		1,030,657

Coal 0.1%
Alpha Natural Resources, Inc. (d)	1,711	34,956
Arch Coal, Inc.	10,200	148,002

		182,958

Commercial Services 1.4%
Aaron’s, Inc.	9,531	254,287
Booz Allen Hamilton Holding Corp. (d)	5,338	92,081
Career Education Corp. (d)	10,475	83,486
Corrections Corp. of America (d)	12,558	255,806
DeVry, Inc.	2,901	111,572
Education Management Corp. (d)	2,380	66,616
H&R Block, Inc.	2,680	43,764
KAR Auction Services, Inc. (d)	1,016	13,716
Monster Worldwide, Inc. (d)	23,244	184,325
Quanta Services, Inc. (d)	5,607	120,775
R.R. Donnelley & Sons Co.	554	7,994
SAIC, Inc. (d)	17,819	218,996
Total System Services, Inc.	18,630	364,403

M-14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Commercial Services (continued)
Towers Watson & Co. Class A	5,216	$312,595
Visa, Inc. Class A	3,089	313,626

		2,444,042

Computers 1.6%
Brocade Communications Systems, Inc. (d)	25,205	130,814
Computer Sciences Corp.	9,341	221,382
Dell, Inc. (d)	26,836	392,611
DST Systems, Inc.	6,262	285,046
♦Hewlett-Packard Co.	15,676	403,814
Lexmark International, Inc. Class A	9,793	323,854
SanDisk Corp. (d)	3,661	180,158
Synopsys, Inc. (d)	15,805	429,896
Western Digital Corp. (d)	10,736	332,279

		2,699,854

Cosmetics & Personal Care 0.4%
Colgate-Palmolive Co.	3,387	312,925
Procter & Gamble Co. (The)	4,688	312,736

		625,661

Distribution & Wholesale 0.2%
Ingram Micro, Inc. Class A (d)	14,181	257,952

Electric 5.7%
AES Corp. (The) (d)	22,507	266,483
Alliant Energy Corp.	10,853	478,726
Ameren Corp.	16,956	561,752
American Electric Power Co., Inc.	8,889	367,205
CMS Energy Corp.	368	8,125
♦Consolidated Edison, Inc.	14,080	873,382
Constellation Energy Group, Inc.	14,038	556,887
Dominion Resources, Inc.	6,047	320,975
DTE Energy Co.	11,135	606,301
Duke Energy Corp.	14,523	319,506
Edison International	6,540	270,756
Entergy Corp.	1,033	75,461
Exelon Corp.	6,816	295,610
FirstEnergy Corp.	7,169	317,587
Integrys Energy Group, Inc.	312	16,904
MDU Resources Group, Inc.	5,145	110,412
N.V. Energy, Inc.	26,749	437,346
NextEra Energy, Inc.	5,291	322,116
Northeast Utilities	11,593	418,159
NRG Energy, Inc. (d)	420	7,610
NSTAR	8,073	379,108
OGE Energy Corp.	901	51,096
Pepco Holdings, Inc.	3,959	80,368
PG&E Corp.	7,721	318,260
Pinnacle West Capital Corp.	6,966	335,622
PPL Corp.	6,761	198,909

	Shares	Value

Electric (continued)
Progress Energy, Inc.	3,707	$207,666
Public Service Enterprise Group, Inc.	11,398	376,248
Southern Co.	6,834	316,346
TECO Energy, Inc.	6,116	117,060
Xcel Energy, Inc.	23,233	642,160

		9,654,146

Electronics 0.9%
Garmin, Ltd.	11,514	458,373
Jabil Circuit, Inc.	15,310	300,995
Tech Data Corp. (d)	5,447	269,136
Thermo Fisher Scientific, Inc. (d)	6,994	314,520
Vishay Intertechnology, Inc. (d)	15,374	138,212

		1,481,236

Engineering & Construction 0.3%
Chicago Bridge & Iron Co. N.V.	1,546	58,439
KBR, Inc.	4,481	124,885
Shaw Group, Inc. (The) (d)	2,285	61,467
URS Corp. (d)	8,423	295,816

		540,607

Entertainment 0.3%
International Game Technology	7,186	123,599
Penn National Gaming, Inc. (d)	10,295	391,931

		515,530

Environmental Controls 0.4%
Republic Services, Inc.	9,912	273,075
Waste Management, Inc.	12,687	414,992

		688,067

Finance—Credit Card 0.3%
American Express Co.	6,614	311,982
Discover Financial Services	10,963	263,112

		575,094

Finance—Investment Banker/Broker 0.2%
Interactive Brokers Group, Inc.	6,181	92,344
Raymond James Financial, Inc.	8,621	266,906

		359,250

Finance—Other Services 0.5%
CME Group, Inc.	1,258	306,537
NASDAQ OMX Group, Inc. (The) (d)	13,877	340,125
NYSE Euronext	8,711	227,357

		874,019

Food 2.3%
Campbell Soup Co.	381	12,664
ConAgra Foods, Inc.	22,848	603,187
Dean Foods Co. (d)	34,921	391,115
General Mills, Inc.	7,692	310,834
Hormel Foods Corp.	93	2,724
Kellogg Co.	6,249	316,012

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-15

Portfolio of Investments December 31, 2011 (continued)

	Shares	Value

Common Stocks (continued)
Food (continued)
Kraft Foods, Inc. Class A	8,408	$314,123
Kroger Co. (The)	16,764	406,024
Ralcorp Holdings, Inc. (d)	1,580	135,090
Safeway, Inc.	16,583	348,906
Smithfield Foods, Inc. (d)	18,503	449,253
SUPERVALU, Inc.	15,331	124,488
Tyson Foods, Inc. Class A	24,886	513,647

		3,928,067

Forest Products & Paper 0.3%
Domtar Corp.	5,128	410,035
International Paper Co.	3,505	103,748
Plum Creek Timber Co., Inc.	1,805	65,991

		579,774

Gas 0.7%
Atmos Energy Corp.	11,784	392,996
CenterPoint Energy, Inc.	28,390	570,355
NiSource, Inc.	6,150	146,432
Sempra Energy	1,337	73,535
Vectren Corp.	694	20,980

		1,204,298

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc.	400	27,040

Health Care—Products 1.3%
Baxter International, Inc.	7,329	362,639
Boston Scientific Corp. (d)	60,125	321,067
Cooper Cos., Inc. (The)	1,506	106,203
Covidien PLC	8,156	367,102
Hill-Rom Holdings, Inc.	1,301	43,831
Johnson & Johnson	4,793	314,325
Medtronic, Inc.	9,950	380,587
Zimmer Holdings, Inc. (d)	6,995	373,673

		2,269,427

Health Care—Services 2.3%
Aetna, Inc.	9,809	413,842
AMERIGROUP Corp. (d)	5,822	343,964
CIGNA Corp.	6,754	283,668
Community Health Systems, Inc. (d)	14,977	261,349
Coventry Health Care, Inc. (d)	14,541	441,610
HCA Holdings, Inc. (d)	16,451	362,415
Health Net, Inc. (d)	3,118	94,850
Humana, Inc.	6,287	550,804
LifePoint Hospitals, Inc. (d)	7,025	260,979
UnitedHealth Group, Inc.	8,044	407,670
WellPoint, Inc.	6,190	410,087

		3,831,238

	Shares	Value

Home Furnishing 0.1%
Harman International Industries, Inc.	4,557	$173,348

Household Products & Wares 0.5%
Church & Dwight Co., Inc.	3,289	150,505
Clorox Co. (The)	5,236	348,508
Kimberly-Clark Corp.	4,905	360,812

		859,825

Insurance 5.6%
ACE, Ltd.	5,268	369,392
Aflac, Inc.	8,806	380,948
Allied World Assurance Co. Holdings, Ltd.	6,301	396,522
Allstate Corp. (The)	11,668	319,820
American Financial Group, Inc.	11,119	410,180
American International Group, Inc. (d)	13,620	315,984
American National Insurance Co.	838	61,199
AON Corp.	3,281	153,551
Arch Capital Group, Ltd. (d)	12,720	473,566
Assured Guaranty, Ltd.	6,823	89,654
Berkshire Hathaway, Inc. Class B (d)	4,113	313,822
Chubb Corp. (The)	5,251	363,474
CNA Financial Corp.	4,070	108,872
Endurance Specialty Holdings, Ltd.	6,162	235,696
Fidelity National Financial, Inc. Class A	27,045	430,827
Hartford Financial Services Group, Inc. (The)	19,742	320,807
HCC Insurance Holdings, Inc.	111	3,053
Kemper Corp.	5,241	153,090
Lincoln National Corp.	18,820	365,484
Loews Corp.	8,336	313,850
Marsh & McLennan Cos., Inc.	6,356	200,977
MetLife, Inc.	13,570	423,113
Principal Financial Group, Inc.	18,211	447,991
Progressive Corp. (The)	10,829	211,274
Protective Life Corp.	7,312	164,959
Prudential Financial, Inc.	7,419	371,840
Reinsurance Group of America, Inc.	8,202	428,554
StanCorp Financial Group, Inc.	9,353	343,723
Torchmark Corp.	4,996	216,776
Travelers Cos., Inc. (The)	6,946	410,995
Unum Group	17,520	369,146
Validus Holdings, Ltd.	6,220	195,930
W.R. Berkley Corp.	2,233	76,793

		9,441,862

Internet 1.2%
AOL, Inc. (d)	17,245	260,399
eBay, Inc. (d)	13,235	401,418
Expedia, Inc.	6,803	197,423
IAC/InterActiveCorp	9,888	421,229

M-16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Internet (continued)
Liberty Interactive Corp. (d)	26,295	$426,373
Yahoo!, Inc. (d)	20,831	336,004

		2,042,846

Investment Company 0.1%
American Capital Ltd. (d)	23,315	156,910

Investment Management/Advisory Services 0.3%
Ameriprise Financial, Inc.	612	30,380
BlackRock, Inc.	2,109	375,908
Janus Capital Group, Inc.	16,456	103,837
Legg Mason, Inc.	386	9,283

		519,408

Iron & Steel 0.4%
Nucor Corp.	15,969	631,893
Steel Dynamics, Inc.	3,033	39,884

		671,777

Leisure Time 0.2%
Carnival Corp.	10,648	347,551
WMS Industries, Inc. (d)	2,049	42,045

		389,596

Lodging 0.3%
♦Wyndham Worldwide Corp.	13,960	528,107

Machinery—Diversified 0.4%
AGCO Corp. (d)	7,515	322,920
Navistar International Corp. (d)	171	6,477
Xylem, Inc.	10,091	259,238

		588,635

Media 2.2%
CBS Corp. Class B	14,180	384,845
Comcast Corp. Class A	17,229	408,500
DISH Network Corp. Class A	11,814	336,463
Gannett Co., Inc.	16,490	220,471
Interpublic Group of Cos., Inc. (The)	33,920	330,042
McGraw-Hill Cos., Inc. (The)	2,256	101,452
News Corp. Class A	23,519	419,579
Regal Entertainment Group Class A	12,341	147,351
Thomson Reuters Corp.	13,771	367,273
Time Warner, Inc.	9,080	328,151
Walt Disney Co. (The)	10,050	376,875
Washington Post Co. Class B	745	280,723

		3,701,725

Mining 0.4%
Alcoa, Inc.	40,944	354,165
Newmont Mining Corp.	4,988	299,330

		653,495

	Shares	Value

Miscellaneous—Manufacturing 1.2%
3M Co.	4,487	$366,723
Dover Corp.	320	18,576
General Electric Co.	18,063	323,508
Harsco Corp.	12,459	256,406
Illinois Tool Works, Inc.	6,675	311,789
Ingersoll-Rand PLC	1,713	52,195
ITT Corp.	3,517	67,984
Leggett & Platt, Inc.	2,648	61,010
Parker Hannifin Corp.	577	43,996
SPX Corp.	1,378	83,052
Textron, Inc.	37	684
Tyco International, Ltd.	8,846	413,197

		1,999,120

Office Equipment/Supplies 0.0%‡
Xerox Corp.	3,494	27,812

Oil & Gas 4.2%
Anadarko Petroleum Corp.	4,891	373,330
Apache Corp.	4,072	368,842
Chesapeake Energy Corp.	13,805	307,713
Chevron Corp.	3,950	420,280
ConocoPhillips	5,806	423,083
Denbury Resources, Inc. (d)	477	7,203
Devon Energy Corp.	5,914	366,668
Diamond Offshore Drilling, Inc.	4,614	254,970
ExxonMobil Corp.	4,953	419,816
Helmerich & Payne, Inc.	180	10,505
Hess Corp.	7,422	421,570
Marathon Oil Corp.	14,894	435,947
Marathon Petroleum Corp.	12,334	410,599
Murphy Oil Corp.	10,677	595,136
Nabors Industries, Ltd. (d)	13,436	232,980
Newfield Exploration Co. (d)	752	28,373
Noble Energy, Inc.	2,095	197,747
Occidental Petroleum Corp.	3,999	374,706
Patterson-UTI Energy, Inc.	18,128	362,197
Plains Exploration & Production Co. (d)	4,087	150,075
QEP Resources, Inc.	361	10,577
Tesoro Corp. (d)	8,457	197,556
Unit Corp. (d)	6,346	294,454
Valero Energy Corp.	21,390	450,260

		7,114,587

Oil & Gas Services 0.6%
Baker Hughes, Inc.	6,778	329,682
National-Oilwell Varco, Inc.	6,171	419,566
SEACOR Holdings, Inc. (d)	1,984	176,497

		925,745

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-17

Portfolio of Investments December 31, 2011 (continued)

	Shares	Value

Common Stocks (continued)
Packaging & Containers 0.3%
Packaging Corp. of America	1,952	$49,268
Sealed Air Corp.	21,081	362,804
Temple-Inland, Inc.	2,404	76,231

		488,303

Pharmaceuticals 1.9%
Abbott Laboratories	6,425	361,278
Bristol-Myers Squibb Co.	8,886	313,143
Cardinal Health, Inc.	9,765	396,557
Eli Lilly & Co.	9,669	401,844
Forest Laboratories, Inc. (d)	13,887	420,221
Mead Johnson Nutrition Co.	508	34,915
Merck & Co., Inc.	9,576	361,015
Omnicare, Inc.	13,363	460,355
Pfizer, Inc.	16,521	357,514
Warner Chilcott PLC Class A (d)	6,750	102,127
Watson Pharmaceuticals, Inc. (d)	738	44,531

		3,253,500

Pipelines 0.7%
Kinder Morgan, Inc./Delaware	11,723	377,129
ONEOK, Inc.	2,155	186,817
Spectra Energy Corp.	8,945	275,058
Williams Cos., Inc.	11,343	374,546

		1,213,550

Real Estate Investment Trusts 3.3%
Alexandria Real Estate Equities, Inc.	144	9,932
American Capital Agency Corp.	4,871	136,778
Annaly Capital Management, Inc.	47,746	762,026
AvalonBay Communities, Inc.	1,724	225,154
Boston Properties, Inc.	116	11,554
CommonWealth REIT	2,063	34,328
Douglas Emmett, Inc.	20,987	382,803
Duke Realty Corp.	28,938	348,703
Equity Residential	9,724	554,560
Essex Property Trust, Inc.	1,073	150,767
Federal Realty Investment Trust	106	9,620
HCP, Inc.	8,792	364,253
Hospitality Properties Trust	17,774	408,447
Host Hotels & Resorts, Inc.	11,626	171,716
Jones Lang LaSalle, Inc.	663	40,615
Liberty Property Trust	3,205	98,970
Mack-Cali Realty Corp.	51	1,361
Piedmont Office Realty Trust, Inc.	2,546	43,384
ProLogis, Inc.	2,773	79,280
Public Storage	2,731	367,210
Realty Income Corp.	2,297	80,303
Simon Property Group, Inc.	2,470	318,482
Taubman Centers, Inc.	6,842	424,888
UDR, Inc.	11,650	292,415

	Shares	Value

Real Estate Investment Trusts (continued)
Vornado Realty Trust	890	$68,405
Weingarten Realty Investors	12,177	265,702

		5,651,656

Retail 3.4%
American Eagle Outfitters, Inc.	142	2,171
Best Buy Co., Inc.	13,151	307,339
Big Lots, Inc. (d)	2,133	80,542
Brinker International, Inc.	2,909	77,845
Chico’s FAS, Inc.	20,689	230,475
CVS Caremark Corp.	10,775	439,405
Dillard’s, Inc. Class A	7,355	330,092
DSW, Inc. Class A	763	33,732
Foot Locker, Inc.	18,482	440,611
GameStop Corp. Class A (d)	12,731	307,199
Gap, Inc. (The)	20,562	381,425
Home Depot, Inc. (The)	9,799	411,950
J.C. Penney Co., Inc.	4,879	171,497
Kohl’s Corp.	8,183	403,831
Lowe’s Cos., Inc.	15,936	404,456
Macy’s, Inc.	4,066	130,844
PVH Corp.	667	47,017
RadioShack Corp.	12,624	122,579
Staples, Inc.	2,253	31,294
Target Corp.	6,789	347,733
Wal-Mart Stores, Inc.	6,044	361,189
Walgreen Co.	12,029	397,679
Wendy’s Co. (The)	56,465	302,652
Williams-Sonoma, Inc.	1,557	59,945

		5,823,502

Savings & Loans 0.3%
First Niagara Financial Group, Inc.	2,622	22,628
New York Community Bancorp, Inc.	23,635	292,365
People’s United Financial, Inc.	1,308	16,808
Washington Federal, Inc.	13,096	183,213

		515,014

Semiconductors 1.4%
Applied Materials, Inc.	38,890	416,512
Fairchild Semiconductor International, Inc. (d)	6,067	73,047
Intel Corp.	17,058	413,656
LSI Corp. (d)	23,179	137,915
Marvell Technology Group, Ltd. (d)	34,071	471,883
Micron Technology, Inc. (d)	62,952	395,968
Novellus Systems, Inc. (d)	689	28,449
Teradyne, Inc. (d)	13,234	180,379
Texas Instruments, Inc.	10,896	317,183

		2,434,992

Software 0.2%
Activision Blizzard, Inc.	27,693	341,178

M-18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Telecommunications 2.2%
Amdocs, Ltd. (d)	4,043	$115,347
♦AT&T, Inc.	12,152	367,476
CenturyLink, Inc.	9,998	371,926
Cisco Systems, Inc.	22,270	402,642
Corning, Inc.	27,785	360,649
EchoStar Corp. Class A (d)	4,919	103,004
Frontier Communications Corp.	15,516	79,907
Motorola Mobility Holdings, Inc. (d)	3,842	149,070
Motorola Solutions, Inc.	8,534	395,039
NII Holdings, Inc. (d)	1,088	23,174
Sprint Nextel Corp. (d)	182,390	426,792
T.W. telecom, Inc. (d)	6,524	126,435
Telephone and Data Systems, Inc.	13,249	343,017
Verizon Communications, Inc.	10,198	409,144

		3,673,622

Textiles 0.1%
Cintas Corp.	2,836	98,721

Transportation 1.2%
Con-way, Inc.	12,456	363,217
FedEx Corp.	4,842	404,356
Kirby Corp. (d)	2,070	136,289
Norfolk Southern Corp.	5,047	367,724
Ryder System, Inc.	7,110	377,825
Union Pacific Corp.	3,545	375,557

		2,024,968

Total Common Stocks (Cost $99,904,551)		104,603,270

Exchange Traded Funds 0.9% (e)
♦S&P 500 Index—SPDR Trust Series 1	7,461	936,355
S&P MidCap 400 Index—MidCap SPDR Trust Series 1	4,238	676,131

Total Exchange Traded Funds (Cost $1,483,892)		1,612,486

	Principal Amount
Short-Term Investments 1.2%
Other Commercial Paper 0.8%
Baker Hughes, Inc. 0.09%, due 1/3/12 (a)(f)	$1,356,000	1,355,993

Total Other Commercial Paper (Cost $1,355,993)		1,355,993

	Principal Amount	Value

Short-Term Investments (continued)
Repurchase Agreement 0.4%
State Street Bank and Trust Co. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $624,765 (Collateralized by a Federal National Mortgage Association security with a rate of 1.00% and a maturity date of 12/5/14, with a Principal Amount of $645,000 and a Market Value of $645,806)	$624,764	$624,764

Total Repurchase Agreement (Cost $624,764)		624,764

Total Short-Term Investments (Cost $1,980,757)		1,980,757

Total Investments (Cost $164,774,126) (g)	100.7%	170,804,250
Other Assets, Less Liabilities	(0.7)	(1,136,432)

Net Assets	100.0%	$169,667,818

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	TBA - Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at December 31, 2011 is $1,351,657, which represents 0.8% of the Portfolio’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(c)	Yankee Bond - dollar-denominated bond issued in the United States by a foreign bank or corporation.

(d)	Non-income producing security.

(e)	Exchange Traded Fund - An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	Interest rate presented is yield to maturity.

(g)	At December 31, 2011, cost is $166,785,622 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$8,595,421
Gross unrealized depreciation	(4,576,793)

Net unrealized appreciation	$4,018,628

The	following abbreviation is used in the above portfolio:

SPDR	—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-19

Portfolio of Investments December 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$127,412	$—	$127,412
Corporate Bonds	—	17,372,335	—	17,372,335
Foreign Government Bonds	—	437,880	—	437,880
Medium Term Notes	—	350,998	—	350,998
U.S. Government & Federal Agencies	—	38,545,768	—	38,545,768
Yankee Bonds	—	5,773,344	—	5,773,344

Total Long-Term Bonds	—	62,607,737	—	62,607,737

Common Stocks	104,603,270	—	—	104,603,270
Exchange Traded Funds	1,612,486	—	—	1,612,486
Short-Term Investments
Other Commercial Paper	—	1,355,993	—	1,355,993
Repurchase Agreement	—	624,764	—	624,764

Total Short-Term Investments	—	1,980,757	—	1,980,757

Total Investments in Securities	$106,215,756	$64,588,494	$—	$170,804,250

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $164,774,126)	$170,804,250
Cash	32
Receivables:
Dividends and interest	542,476
Investment securities sold	506,188
Fund shares sold	131,379
Other assets	2,717

Total assets	171,987,042

Liabilities
Payables:
Investment securities purchased	2,111,121
Manager (See Note 3)	96,929
Professional fees	41,679
NYLIFE Distributors (See Note 3)	33,551
Fund shares redeemed	19,363
Shareholder communication	12,005
Custodian	4,011
Trustees	318
Accrued expenses	247

Total liabilities	2,319,224

Net assets	$169,667,818

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$15,467
Additional paid-in capital	171,465,605

171,481,072
Undistributed net investment income	2,237,862
Accumulated net realized gain (loss) on investments and futures transactions	(10,081,240)
Net unrealized appreciation (depreciation) on investments	6,030,124

Net assets	$169,667,818

Initial Class
Net assets applicable to outstanding shares	$9,491,691

Shares of beneficial interest outstanding	861,099

Net asset value per share outstanding	$11.02

Service Class
Net assets applicable to outstanding shares	$160,176,127

Shares of beneficial interest outstanding	14,606,372

Net asset value per share outstanding	$10.97

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-21

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$2,341,244
Interest (b)	1,569,235

Total income	3,910,479

Expenses
Manager (See Note 3)	1,242,349
Distribution and service—Service Class (See Note 3)	391,135
Professional fees	51,894
Custodian	44,039
Shareholder communication	31,675
Trustees	4,573
Miscellaneous	9,298

Total expenses before waiver/reimbursement	1,774,963
Expense waiver/reimbursement from Manager (See Note 3)	(82,995)

Net expenses	1,691,968

Net investment income (loss)	2,218,511

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	13,912,172
Futures transactions	(23,095)

Net realized gain (loss) on investments and futures transactions	13,889,077

Net change in unrealized appreciation (depreciation) on investments	(12,257,853)

Net realized and unrealized gain (loss) on investments and futures transactions	1,631,224

Net increase (decrease) in net assets resulting from operations	$3,849,735

(a)	Dividends recorded net of foreign withholding taxes in the amount of $9,440.

(b)	Interest recorded net of foreign withholding taxes in the amount of $511.

M-22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,218,511	$2,393,405
Net realized gain (loss) on investments and futures transactions	13,889,077	7,666,334
Net change in unrealized appreciation (depreciation) on investments	(12,257,853)	8,279,490

Net increase (decrease) in net assets resulting from operations	3,849,735	18,339,229

Dividends to shareholders:
From net investment income:
Initial Class	(148,427)	(129,995)
Service Class	(2,154,087)	(1,684,854)

Total dividends to shareholders	(2,302,514)	(1,814,849)

Capital share transactions:
Net proceeds from sale of shares	34,228,656	23,308,187
Net asset value of shares issued to shareholders in reinvestment of dividends	2,302,514	1,814,849
Cost of shares redeemed	(26,413,895)	(22,320,084)

Increase (decrease) in net assets derived from capital share transactions	10,117,275	2,802,952

Net increase (decrease) in net assets	11,664,496	19,327,332

Net Assets
Beginning of year	158,003,322	138,675,990

End of year	$169,667,818	$158,003,322

Undistributed net investment income at end of year	$2,237,862	$2,364,348

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-23

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011		2010	2009	2008	2007
Net asset value at beginning of year	$10.91		$9.74	$8.15	$10.89	$11.25

Net investment income (loss)	0.17	(a)	0.19	0.15 (a)	0.25	0.27 (a)
Net realized and unrealized gain (loss) on investments	0.12		1.13	1.73	(2.96)	0.05

Total from investment operations	0.29		1.32	1.88	(2.71)	0.32

Less dividends and distributions:
From net investment income	(0.18)		(0.15)	(0.29)	—	(0.26)
From net realized gain on investments	—		—	—	(0.03)	(0.42)

Total dividends and distributions	(0.18)		(0.15)	(0.29)	(0.03)	(0.68)

Net asset value at end of year	$11.02		$10.91	$9.74	$8.15	$10.89

Total investment return	2.79%		13.62%	23.07%	(24.85%)	2.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57%		1.89%	1.69%	2.44%	2.31%
Net expenses	0.78%		0.82%	0.84%	0.83%	0.82%
Expenses (before waiver/reimbursement)	0.83%		0.84%	0.84%	0.83%	0.82%
Portfolio turnover rate	241	% (b)	118%	176%	92%	83%
Net assets at end of year (in 000’s)	$9,492		$9,598	$8,557	$7,232	$9,932

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rate not including mortgage dollar rolls was 238% for the year ended December 31, 2011.

M-24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,
	2011		2010	2009	2008	2007
Net asset value at beginning of year	$10.85		$9.69	$8.11	$10.86	$11.22

Net investment income (loss)	0.15	(a)	0.16	0.12 (a)	0.24	0.24 (a)
Net realized and unrealized gain (loss) on investments	0.12		1.13	1.72	(2.96)	0.05

Total from investment operations	0.27		1.29	1.84	(2.72)	0.29

Less dividends and distributions:
From net investment income	(0.15)		(0.13)	(0.26)	—	(0.23)
From net realized gain on investments	—		—	—	(0.03)	(0.42)

Total dividends and distributions	(0.15)		(0.13)	(0.26)	(0.03)	(0.65)

Net asset value at end of year	$10.97		$10.85	$9.69	$8.11	$10.86

Total investment return	2.53%		13.34%	22.76%	(25.04%)	2.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%		1.65%	1.43%	2.18%	2.09%
Net expenses	1.03%		1.07%	1.09%	1.08%	1.07%
Expenses (before waiver/reimbursement)	1.08%		1.09%	1.09%	1.08%	1.07%
Portfolio turnover rate	241	% (b)	118%	176%	92%	83%
Net assets at end of year (in 000’s)	$160,176		$148,405	$130,119	$119,374	$196,622

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rate not including mortgage dollar rolls was 238% for the year ended December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-25

MainStay VP Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2011

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	7.24%	6.61%	5.77%	0.55%
Service Class Shares[3]	6.98	6.34	5.50	0.80

Benchmark Performance	One Year	Five Years	Ten Years
Barclays Capital U.S. Aggregate Bond Index[4]	7.84%	6.50%	5.78%
Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio[5]	5.73	5.62	5.36

1.	Performance figures shown for the ten-year period ended December 31, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.75% for Initial Class shares and 5.49% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio is representative of portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-26	MainStay VP Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,045.70	$2.73	$1,022.50	$2.70

Service Class Shares	$1,000.00	$1,044.40	$4.02	$1,021.30	$3.97

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.53% for Initial Class and 0.78% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com	M-27

Portfolio Composition as of December 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-31 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of December 31, 2011 (excluding short-term investments)

1.	United States Treasury Notes, 0.25%–3.125%, due 12/31/12–11/15/21

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–7.50%, due 5/1/16–9/1/41

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%–7.00%, due 3/1/15–4/1/41

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–7.00%, due 7/15/31–6/20/41

5.	United States Treasury Bonds, 3.75%–6.25%, due 8/15/23-8/15/41

6.	Federal National Mortgage Association, 0.60%–2.75%, due 10/25/13–11/15/16

7.	Federal Home Loan Mortgage Corporation, 0.75%–5.50%, due 11/25/14–2/1/40

8.	AT&T, Inc., 5.35%–5.55%, due 9/1/40–8/15/41

9.	Citigroup, Inc., 4.587%–6.01%, due 10/15/14–8/15/17

10.	Bank of America Corp., 3.70%–5.65%, due 4/1/15–7/1/20

M-28	MainStay VP Bond Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Donald F. Serek, CFA, and Thomas J. Girard of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Bond Portfolio perform relative to its peers and its benchmark for the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP Bond Portfolio returned 7.24% for Initial Class shares and 6.98% for Service Class shares. Both share classes outperformed the 5.73% return of the average Lipper2 Variable Products Intermediate Investment Grade Debt Portfolio and underperformed the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index2 for the 12 months ended December 31, 2011. The Barclays Capital U.S. Aggregate Bond Index is the Portfolio’s broad-based securities-market index.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The only derivatives employed by the Portfolio were interest- rate derivatives, which were used to keep the duration of the Portfolio in line with the portfolio manager’s target. Generally speaking, the use of derivatives had a slightly negative impact on the Portfolio’s performance during the year.

What were the most significant factors and risks that influenced the markets in which the Portfolio invested during the reporting period?

The year 2011 was filled with challenging issues and events that led U.S. Treasury securities to rally and risk premiums on spread3 assets to rise. The theme of slow growth persisted, as optimism early in the year dissipated and the global economy struggled to deal with a variety of forces. Among these were natural disasters, political turmoil in the Middle East, high and volatile commodity prices, and political dysfunction in the United States. In Europe, a seemingly haphazard incremental policy approach raised concerns as the region tried to deal with the structural problems of its common currency. Europe’s challenges took the greatest toll on investor sentiment during the year, as policymakers failed to contain the sovereign debt crisis, raising the prospect of widening funding difficulties and the possibility of a European Monetary Union breakup.

What factors affected the Portfolio’s relative perfor-mance during the reporting period?

During the first half of the reporting period, the Portfolio maintained overweight positions relative to the Barclays Capital

U.S. Aggregate Bond Index in corporate bonds and commercial mortgage-backed securities (CMBS). These sectors performed well during the first half of the year. CMBS had the highest excess returns of any fixed-income sector in which the Portfolio invested from January through June of 2011. The Portfolio’s overweight positions in these sectors helped performance rela-tive to the Barclays Capital U.S. Aggregate Bond Index during this portion of the reporting period.

In the second half of the reporting period, the Portfolio reduced its overweight positions in corporate bonds and CMBS to end the third quarter with a neutral position relative to the benchmark in CMBS and an underweight position in corporate bonds. Spread assets performed poorly in the third quarter, which negatively affected the Portfolio’s relative performance.

During the latter part of the reporting period, as spread-asset valuations became more attractive, the Portfolio increased its allocations to corporate bonds and mortgage-backed securities. These overweight positions relative to the Barclays Capital U.S. Aggregate Bond Index helped performance as spread assets recovered during this portion of the reporting period, generating positive excess returns.

What was the Portfolio’s duration4 strategy during the reporting period?

The duration of the Portfolio varied over the course of the year. In the second quarter of 2011, the Portfolio held a short duration position. Rates generally rallied during this portion of the reporting period. As a result, the short duration of the Portfolio negatively affected the Portfolio’s relative performance. During the majority of the second half of the reporting period, we maintained a relatively neutral duration position. In November and December, the Portfolio had a modestly short duration, which had only a small impact on the Portfolio’s relative performance.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The Portfolio generally maintained a short duration position during the first half of the reporting period. As setbacks in the U.S. eco-nomic recovery caused rates to move lower during the course of the year, we adjusted the Portfolio’s short duration to one that was neutral to the Barclays Capital U.S. Aggregate Bond Index.

During the second half of the reporting period, concerns that the U.S. economy was stalling and that a full-fledged liquidity crisis might be brewing in Europe prompted us to reduce exposure to spread assets. The reduction resulted in an overweight position in U.S. Treasury securities.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	M-29

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

U.S. corporate bonds and CMBS were among the best per-formers during the first half of the reporting period. Over- weight allocations to these sectors were the strongest contributors to the Portfolio’s performance. (Contributions take weightings and total returns into account.)

The financials segment of the U.S. corporate sector was particularly weak during the reporting period. An overweight position in the financials sector detracted from the Portfolio’s perfor-mance.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio had net redemptions for the first three quarters of the year. The Portfolio engaged in sales to meet these redemptions.

How did the Portfolio’s sector weightings change during the reporting period?

Asset allocation favored spread assets during the reporting period. We maintained an overweight allocation to corporate bonds relative to the Barclays Capital U.S. Aggregate Bond Index during the first half of 2011.

During the third quarter, the allocation to corporate bonds was reduced to an underweight position as the difficult political and economic environment weighed on risky assets. A firmer tone in U.S. economic data during the fourth quarter prompted an increased allocation to corporate bonds as the Portfolio sought to take advantage of wide credit spreads.

The asset allocation to mortgage-backed securities varied throughout the year as political, financial and natural events were major drivers for the sector. An overweight position in the sector was reduced to an underweight during the third quarter. The allocation was moved to an overweight position during the fourth quarter, as the sector was supported by the Federal Reserve, which again started to buy mortgage-backed securities for its portfolio in the fall of 2011.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the Portfolio had overweight allocations to spread assets relative to the Barclays Capital U.S. Aggregate Bond Index. As of that date, the most substantially overweight position was in U.S. corporate bonds, followed by mortgage-backed securities and asset-backed securities. As of December 31, 2011, the Portfolio was neutral to the benchmark in CMBS and U.S. agency bonds. As of the same date, the Portfolio was underweight in U.S. Treasurys and had a moderately short duration.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-30	MainStay VP Bond Portfolio

Portfolio of Investments††† December 31, 2011

	Principal Amount	Value

Long-Term Bonds 98.9%† Asset-Backed Securities 2.0%
Automobile 0.4%
Harley-Davidson Motorcycle Trust Series 2007-3, Class B 6.04%, due 8/15/14	$1,000,000	$1,011,913
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A3 1.67%, due 1/15/14	760,606	764,473
Navistar Financial Corp. Owner Trust Series 2010-B, Class A2 0.81%, due 1/18/13 (a)	448,872	449,004
Nissan Auto Lease Trust Series 2010-B, Class A3 1.12%, due 12/15/13	1,000,000	1,002,349

		3,227,739

Diversified Financial Services 0.2%
Marriott Vacation Club Owner Trust Series 2007-2A, Class A 5.808%, due 10/20/29 (a)	1,411,630	1,461,058

Home Equity 1.2%
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-2, Class 1A5 6.33%, due 4/25/32 (b)	402,145	396,527
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (b)	630,243	604,482
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36	197,395	197,719
Citifinancial Mortgage Securities, Inc. Series 2003-3, Class AF5 5.053%, due 8/25/33 (b)	516,805	512,660
Citigroup Mortgage Loan Trust, Inc. Series 2006-WF2, Class A2C 5.852%, due 5/25/36 (b)	254,168	163,217
Countrywide Asset-Backed Certificates Series 2006-S8, Class A3 5.555%, due 4/25/36 (c)	1,105,227	725,142
Series 2007-S1, Class A3 5.81%, due 11/25/36 (c)	562,168	371,424
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 5.623%, due 2/25/37 (b)	1,000,000	525,638
Series 2007-CB4, Class A2B 5.723%, due 4/25/37 (b)	500,000	258,169

	Principal Amount	Value

Home Equity (continued)
Equity One ABS, Inc. Series 2003-4, Class AF6 4.833%, due 10/25/34 (b)	$1,202,323	$1,207,889
JPMorgan Mortgage Acquisition Corp. Series 2007-CH1, Class AF3 5.532%, due 11/25/36 (b)	1,000,000	865,113
Series 2007-CH2, Class AF3 5.552%, due 1/25/37 (b)	1,000,000	495,664
Series 2006-WF1, Class A6 6.00%, due 7/25/36 (b)	857,031	387,760
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (b)	1,797,878	957,911
Popular ABS Mortgage Pass-Through Trust Series 2005-5, Class AF3 5.086%, due 11/25/35 (b)(c)	1,917,451	1,869,385
Residential Asset Mortgage Products, Inc. Series 2003-RZ5, Class A7 4.97%, due 9/25/33	485,151	485,484
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.455%, due 6/25/33 (b)	1,357,771	1,221,230

		11,245,414

Student Loans 0.2%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, due 5/15/15	917,983	918,521
Entergy Texas Restoration Funding LLC Series 2009-A, Class A1 2.12%, due 2/1/16	723,313	736,605

		1,655,126

Total Asset-Backed Securities (Cost $20,897,644)		17,589,337

Corporate Bonds 22.7%
Aerospace & Defense 0.1%
Raytheon Co. 1.40%, due 12/15/14	1,200,000	1,205,813

Auto Manufacturers 0.1%
Daimler Finance North America LLC 3.00%, due 3/28/16 (a)	1,000,000	1,011,580

Banks 3.3%
American Express Bank FSB 6.00%, due 9/13/17	750,000	849,763

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2011, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-31

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
♦Bank of America Corp.
3.70%, due 9/1/15	$4,025,000	$3,744,945
4.50%, due 4/1/15	1,500,000	1,447,479
5.625%, due 7/1/20	925,000	854,454
5.65%, due 5/1/18	425,000	404,920
♦Citigroup, Inc.
4.587%, due 12/15/15	1,745,000	1,756,163
5.50%, due 10/15/14	1,700,000	1,747,680
6.00%, due 8/15/17	2,000,000	2,095,924
6.01%, due 1/15/15	1,150,000	1,201,411
Goldman Sachs Group, Inc. (The)
3.70%, due 8/1/15	1,275,000	1,249,123
5.375%, due 3/15/20	850,000	838,970
6.15%, due 4/1/18	1,250,000	1,290,111
6.25%, due 2/1/41	550,000	539,566
JPMorgan Chase & Co.
4.35%, due 8/15/21	1,750,000	1,767,337
4.40%, due 7/22/20	2,525,000	2,578,570
JPMorgan Chase Bank N.A. 6.00%, due 10/1/17	800,000	860,564
KeyCorp 6.50%, due 5/14/13	1,500,000	1,586,993
Morgan Stanley
4.10%, due 1/26/15	1,375,000	1,305,158
5.50%, due 1/26/20	800,000	728,220
5.625%, due 9/23/19	800,000	740,863
Wachovia Bank NA 4.80%, due 11/1/14	1,050,000	1,103,347
Wells Fargo & Co. 3.75%, due 10/1/14	950,000	1,002,930

		29,694,491

Beverages 0.6%
Anheuser-Busch InBev Worldwide, Inc. 4.125%, due 1/15/15	3,500,000	3,773,567
PepsiCo, Inc. 3.00%, due 8/25/21	1,325,000	1,367,287

		5,140,854

Biotechnology 0.4%
Amgen, Inc. 3.875%, due 11/15/21	3,625,000	3,658,042

Building Materials 0.4%
CRH America, Inc. 4.125%, due 1/15/16	675,000	673,925
Masco Corp. 4.80%, due 6/15/15	3,500,000	3,472,518

		4,146,443

	Principal Amount	Value

Chemicals 0.4%
Dow Chemical Co. (The) 5.70%, due 5/15/18	$1,200,000	$1,336,860
Ecolab, Inc. 4.35%, due 12/8/21	2,000,000	2,135,778

		3,472,638

Computers 0.8%
Hewlett-Packard Co.
3.30%, due 12/9/16	3,500,000	3,573,864
4.375%, due 9/15/21	500,000	516,021
4.65%, due 12/9/21	1,275,000	1,345,227
International Business Machines Corp. 2.90%, due 11/1/21	1,400,000	1,443,182

		6,878,294

Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The) 1.45%, due 8/15/16	1,000,000	1,011,725

Diversified Financial Services 0.7%
American Honda Finance Corp. 2.60%, due 9/20/16 (a)	1,500,000	1,506,730
General Electric Capital Corp.
4.65%, due 10/17/21	1,250,000	1,304,584
5.625%, due 5/1/18	2,000,000	2,240,004
5.875%, due 1/14/38	1,000,000	1,059,587

		6,110,905

Electric 3.0%
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,167,168
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,466,699
Baltimore Gas & Electric Co. 3.50%, due 11/15/21	2,000,000	2,037,956
Carolina Power & Light Co. 6.125%, due 9/15/33	500,000	647,610
CenterPoint Energy Houston Electric LLC 7.00%, due 3/1/14	1,250,000	1,405,074
Duke Energy Carolinas LLC 7.00%, due 11/15/18	2,000,000	2,575,570
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (a)	820,000	846,458
Entergy Mississippi, Inc. 5.15%, due 2/1/13	500,000	519,378
Florida Power Corp. 4.55%, due 4/1/20	1,700,000	1,927,842
Great Plains Energy, Inc.
2.75%, due 8/15/13	2,000,000	2,028,436
4.85%, due 6/1/21	725,000	759,966

M-32	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
Kansas City Power & Light Co. 7.15%, due 4/1/19	$900,000	$1,126,587
Nisource Finance Corp.
5.40%, due 7/15/14	890,000	965,634
5.80%, due 2/1/42	1,300,000	1,359,816
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	3,031,460
Pepco Holdings, Inc. 2.70%, due 10/1/15	1,000,000	1,012,878
PPL Energy Supply LLC 4.60%, due 12/15/21	1,825,000	1,850,731
Union Electric Co. 6.70%, due 2/1/19	1,500,000	1,822,263

		27,551,526

Environmental Controls 0.2%
Republic Services, Inc. 5.70%, due 5/15/41	1,250,000	1,433,878

Finance—Credit Card 0.4%
American Express Credit Corp. 7.30%, due 8/20/13	1,500,000	1,627,889
Capital One Bank USA N.A. 8.80%, due 7/15/19	1,875,000	2,144,981

		3,772,870

Finance—Leasing Companies 0.1%
Boeing Capital Corp. 2.90%, due 8/15/18	1,025,000	1,066,957

Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp. 5.45%, due 4/10/17	500,000	567,376

Food 1.0%
General Mills, Inc. 3.15%, due 12/15/21	1,700,000	1,722,306
Kellogg Co. 1.875%, due 11/17/16	1,500,000	1,506,048
Kraft Foods, Inc. 4.125%, due 2/9/16	2,375,000	2,578,602
Kroger Co. (The) 7.70%, due 6/1/29	1,000,000	1,331,839
Safeway, Inc. 6.25%, due 3/15/14	1,750,000	1,927,432

		9,066,227

Forest Products & Paper 0.2%
International Paper Co. 4.75%, due 2/15/22	1,825,000	1,939,887

	Principal Amount	Value

Gas 0.3%
KeySpan Gas East Corp. 5.819%, due 4/1/41 (a)	$2,000,000	$2,439,974

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	1,150,000	1,173,485

Health Care—Products 0.5%
Baxter International, Inc. 1.85%, due 1/15/17	550,000	554,275
Becton Dickinson and Co. 3.125%, due 11/8/21	1,550,000	1,603,455
Zimmer Holdings, Inc. 1.40%, due 11/30/14	2,325,000	2,322,870

		4,480,600

Health Care—Services 0.2%
Cigna Corp. 4.00%, due 2/15/22	2,100,000	2,080,544

Insurance 1.2%
AON Corp. 3.125%, due 5/27/16	1,350,000	1,365,329
Lincoln National Corp. 4.85%, due 6/24/21	650,000	662,205
Metropolitan Life Global Funding I
3.125%, due 1/11/16 (a)	1,325,000	1,359,649
5.125%, due 4/10/13 (a)	500,000	522,316
5.125%, due 6/10/14 (a)	2,700,000	2,907,166
Pricoa Global Funding I 4.625%, due 6/25/12 (a)	2,700,000	2,743,000
Principal Financial Group, Inc. 8.875%, due 5/15/19	810,000	1,008,486

		10,568,151

Lodging 0.4%
Marriott International, Inc. 5.625%, due 2/15/13	940,000	979,976
Wyndham Worldwide Corp. 6.00%, due 12/1/16	2,650,000	2,857,760

		3,837,736

Machinery—Diversified 0.1%
Deere & Co. 5.375%, due 10/16/29	1,100,000	1,382,336

Media 1.6%
Comcast Cable Communications Holdings, Inc. 8.375%, due 3/15/13	766,000	833,036

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-33

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Media (continued)
NBC Universal Media LLC 4.375%, due 4/1/21	$1,800,000	$1,899,623
5.15%, due 4/30/20	1,000,000	1,113,375
News America, Inc. 6.40%, due 12/15/35	2,500,000	2,739,480
Scripps Networks Interactive, Inc. 2.70%, due 12/15/16	2,000,000	2,001,062
Time Warner Cable, Inc.
4.00%, due 9/1/21	1,150,000	1,163,487
6.75%, due 7/1/18	1,425,000	1,692,494
Time Warner, Inc. 6.10%, due 7/15/40	1,000,000	1,172,335
Viacom, Inc. 3.875%, due 12/15/21	2,225,000	2,271,433

		14,886,325

Mining 0.2%
Alcoa, Inc. 6.15%, due 8/15/20	425,000	441,565
Rio Tinto Finance USA, Ltd. 3.50%, due 11/2/20	1,000,000	1,022,105

		1,463,670

Miscellaneous—Manufacturing 0.2%
Illinois Tool Works, Inc. 4.875%, due 9/15/41 (a)	1,325,000	1,507,634

Oil & Gas 0.8%
ConocoPhillips 5.90%, due 5/15/38	1,500,000	1,897,362
Motiva Enterprises LLC 5.20%, due 9/15/12 (a)	600,000	612,497
Noble Energy, Inc. 6.00%, due 3/1/41	1,350,000	1,561,893
Pemex Project Funding Master Trust 5.75%, due 3/1/18	2,000,000	2,200,000
Valero Energy Corp. 6.625%, due 6/15/37	550,000	589,730

		6,861,482

Packaging & Containers 0.2%
Bemis Co., Inc. 5.65%, due 8/1/14	1,460,000	1,579,977

Pharmaceuticals 0.5%
AmerisourceBergen Corp. 3.50%, due 11/15/21	975,000	1,001,237
Aristotle Holding, Inc. 2.75%, due 11/21/14 (a)	2,450,000	2,479,704
Merck & Co., Inc. 5.95%, due 12/1/28	1,200,000	1,503,464

		4,984,405

	Principal Amount	Value

Pipelines 0.0%‡
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	$400,000	$450,898

Real Estate 0.2%
ProLogis, L.P. 6.625%, due 5/15/18	2,000,000	2,172,074

Real Estate Investment Trusts 0.7%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	2,772,000	2,869,635
DDR Corp. 4.75%, due 4/15/18	2,000,000	1,913,614
Hospitality Properties Trust 6.30%, due 6/15/16	1,325,000	1,390,299

		6,173,548

Regional (State & Province) 0.2%
Province of Ontario Canada 1.60%, due 9/21/16	1,650,000	1,644,920

Retail 0.6%
Home Depot, Inc. 5.95%, due 4/1/41	1,000,000	1,290,192
Kohl’s Corp. 4.00%, due 11/1/21	1,400,000	1,434,362
Lowe’s Cos., Inc. 3.80%, due 11/15/21	1,400,000	1,469,885
Wal-Mart Stores, Inc. 5.00%, due 10/25/40	750,000	882,702

		5,077,141

Telecommunications 1.8%
♦AT&T, Inc.
5.35%, due 9/1/40	1,000,000	1,124,900
5.55%, due 8/15/41	5,000,000	5,887,085
Cellco Partnership/Verizon Wireless Capital LLC 8.50%, due 11/15/18	1,500,000	2,024,550
CenturyLink, Inc. 6.45%, due 6/15/21	2,525,000	2,529,651
Verizon Communications, Inc.
3.50%, due 11/1/21	1,650,000	1,717,851
7.35%, due 4/1/39	2,000,000	2,796,030

		16,080,067

Transportation 0.8%
Burlington Northern Santa Fe LLC 5.75%, due 5/1/40	1,000,000	1,196,412
CSX Corp. 4.75%, due 5/30/42	3,900,000	4,024,207
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,722,459

		6,943,078

M-34	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Trucking & Leasing 0.2%
TTX Co. 5.00%, due 4/1/12 (a)	$2,050,000	$2,063,128

Total Corporate Bonds (Cost $192,274,374)		205,580,679

Foreign Government Bond 0.0%‡
Sovereign 0.0%‡
Poland Government International Bond 5.00%, due 3/23/22	350,000	351,750

Total Foreign Government Bond (Cost $345,176)		351,750

Medium Term Notes 0.7%
Banks 0.1%
Morgan Stanley 6.625%, due 4/1/18	600,000	592,466

Cosmetics & Personal Care 0.3%
Colgate-Palmolive Co. 1.30%, due 1/15/17	2,500,000	2,483,317

Finance—Auto Loans 0.1%
Toyota Motor Credit Corp. 2.00%, due 9/15/16	1,500,000	1,514,927

Insurance 0.2%
Prudential Financial, Inc. 4.50%, due 11/16/21	2,000,000	2,020,084

Total Medium Term Notes (Cost $6,579,891)		6,610,794

Mortgage-Backed Securities 2.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.3%
Banc of America Funding Corp. Series 2006-7, Class T2A3 5.695%, due 10/25/36	715,285	405,448
Bear Stearns Commercial Mortgage Securities
Series 2006-PW11, Class A3 5.441%, due 3/11/39 (d)	1,000,000	1,067,976
Series 2006-PW11, Class AM 5.441%, due 3/11/39 (d)	500,000	508,146
Series 2006-PW13, Class A3 5.518%, due 9/11/41	1,000,000	1,049,153
Series 2006-PW12, Class AAB 5.695%, due 9/11/38 (d)	898,414	955,030
Series 2007-PW16, Class A4 5.715%, due 6/11/40 (d)	1,700,000	1,861,179

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Citigroup Commercial Mortgage Trust Series 2006-C5, Class A4 5.431%, due 10/15/49	$3,700,000	$4,109,712
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class AM 5.419%, due 2/15/39 (c)	2,300,000	2,334,408
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-CB13, Class A4 5.278%, due 1/12/43 (d)	1,170,000	1,246,076
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A3 5.933%, due 7/15/40	1,000,000	1,058,479
Merrill Lynch Mortgage Trust Series 2005-LC1, Class A3 5.289%, due 1/12/44 (c)	2,500,000	2,530,057
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A3 5.172%, due 12/12/49 (d)	2,080,000	2,239,253
Structured Adjustable Rate Mortgage Loan Trust Series 2006-8, Class 4A3 5.433%, due 9/25/36 (d)	1,000,000	673,031
TBW Mortgage-Backed Pass-Through Certificates Series 2006-6, Class A2B 5.66%, due 1/25/37	1,719,499	757,708

Total Mortgage-Backed Securities (Cost $20,605,233)		20,795,656

U.S. Government & Federal Agencies 65.5%
Federal Home Loan Bank 0.5%
1.375%, due 5/28/14	4,200,000	4,282,769

♦Federal Home Loan Mortgage Corporation 2.7%
0.75%, due 11/25/14	10,000,000	10,017,560
2.00%, due 8/25/16	6,400,000	6,655,142
4.75%, due 1/19/16	2,000,000	2,303,868
5.50%, due 7/18/16	4,000,000	4,770,028
5.50%, due 2/1/40	616,087	669,342

		24,415,940

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 10.3%
3.50%, due 4/1/41 TBA (e)	1,000,000	1,026,719
4.00%, due 3/1/15	415,155	429,996
4.00%, due 7/1/23	881,811	926,842
4.00%, due 4/1/26	436,643	458,941
4.00%, due 1/1/31	933,711	984,943
4.00%, due 3/1/40 TBA (e)	14,900,000	15,626,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-35

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.50%, due 4/1/22	$456,892	$486,653
4.50%, due 4/1/23	104,489	110,870
4.50%, due 6/1/24	248,873	263,879
4.50%, due 7/1/24	577,040	611,832
4.50%, due 5/1/25	1,160,434	1,230,583
4.50%, due 4/1/31	925,964	985,802
4.50%, due 9/1/35	787,514	836,682
4.50%, due 9/1/38	609,795	646,914
4.50%, due 2/1/39	1,157,952	1,228,077
4.50%, due 4/1/39	1,161,907	1,232,271
4.50%, due 6/1/39	2,164,442	2,295,520
4.50%, due 11/1/39	6,353,738	6,738,516
4.50%, due 12/1/39	836,783	887,458
4.50%, due 2/1/40	360,699	382,542
4.50%, due 4/1/40	772,723	819,518
4.50%, due 8/1/40	733,437	777,624
4.50%, due 9/1/40	2,559,529	2,713,733
4.50%, due 11/1/40	3,927,650	4,164,279
5.00%, due 3/1/23	46,958	50,447
5.00%, due 6/1/23	559,203	599,797
5.00%, due 8/1/23	82,233	88,203
5.00%, due 7/1/24	468,466	503,278
5.00%, due 6/1/30	899,528	967,587
5.00%, due 8/1/35	446,653	480,586
5.00%, due 8/1/37	1,996,319	2,147,361
5.00%, due 9/1/38	180,906	194,593
5.00%, due 2/1/39	2,277,246	2,449,543
5.00%, due 3/1/40	4,032,007	4,336,439
5.00%, due 4/1/40	789,279	848,873
5.00%, due 2/1/41	2,595,200	2,795,608
5.50%, due 12/1/18	386,441	419,083
5.50%, due 9/1/21	466,690	505,527
5.50%, due 9/1/22	407,990	443,344
5.50%, due 9/1/37	4,340,834	4,716,062
5.50%, due 8/1/38	1,947,761	2,116,128
5.50%, due 10/1/38	1,743,716	1,894,446
5.50%, due 12/1/38	4,939,873	5,366,883
5.50%, due 1/1/39	1,507,760	1,638,093
6.00%, due 7/1/21	1,178,208	1,289,174
6.00%, due 8/1/36	2,111,240	2,326,067
6.00%, due 2/1/37	304,941	335,970
6.00%, due 9/1/37	2,005,674	2,205,998
6.00%, due 11/1/37	809,546	890,402
6.00%, due 12/1/37	3,405,709	3,748,682
6.00%, due 10/1/38	28,085	30,882
6.50%, due 7/1/17	90,310	99,225
6.50%, due 11/1/35	168,495	190,748
6.50%, due 8/1/37	268,478	301,251

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.50%, due 11/1/37	$553,566	$621,138
6.50%, due 9/1/39	1,438,322	1,613,893
7.00%, due 1/1/33	705,005	810,154
7.00%, due 9/1/33	232,973	267,859

		93,159,893

♦Federal National Mortgage Association 2.9%
0.60%, due 10/25/13	4,400,000	4,400,189
0.75%, due 12/19/14	1,000,000	1,003,083
0.85%, due 10/24/14	4,200,000	4,208,337
1.375%, due 11/15/16	6,400,000	6,456,525
2.75%, due 3/13/14	9,600,000	10,059,514

		26,127,648

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 16.6%
3.50%, due 11/1/25 TBA (e)	19,600,000	20,494,250
3.50%, due 11/1/40	848,635	873,538
3.50%, due 3/1/41 TBA (e)	8,900,000	9,153,094
4.00%, due 8/1/18	1,766,634	1,879,208
4.00%, due 10/1/20	471	500
4.00%, due 3/1/22	253,378	267,808
4.00%, due 4/1/24	3,495,370	3,687,519
4.00%, due 12/1/24	288,520	304,381
4.00%, due 12/1/25	4,186,288	4,416,418
4.00%, due 4/1/31	1,403,096	1,482,713
4.00%, due 3/1/40 TBA (e)	9,000,000	9,454,219
4.00%, due 7/1/40	2,604,863	2,740,311
4.00%, due 10/1/40	981,607	1,032,092
4.00%, due 11/1/40	5,401,672	5,679,489
4.50%, due 5/1/24	3,372,784	3,598,773
4.50%, due 4/1/31	1,380,781	1,476,761
4.50%, due 6/1/39 TBA (e)	4,200,000	4,469,063
4.50%, due 3/1/40	3,146,380	3,350,831
4.50%, due 4/1/41	2,312,769	2,463,052
4.50%, due 6/1/41	3,010,670	3,206,304
4.50%, due 7/1/41	7,490,293	7,977,011
4.50%, due 9/1/41	992,038	1,056,500
5.00%, due 12/1/23	2,166,315	2,331,695
5.00%, due 4/1/31	949,012	1,025,708
5.00%, due 3/1/34	1,523,739	1,684,500
5.00%, due 4/1/34	3,543,871	3,917,763
5.00%, due 4/1/35	726,687	785,870
5.00%, due 2/1/36	1,612,236	1,743,036
5.00%, due 11/1/36 TBA (e)	1,400,000	1,512,438
5.00%, due 5/1/37	5,421	5,860
5.00%, due 1/1/38	748,939	809,582
5.00%, due 2/1/38	680,716	735,835
5.00%, due 3/1/38	504,609	550,751
5.00%, due 4/1/38	469,838	507,882
5.00%, due 5/1/38	7,281,061	7,870,629

M-36	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 7/1/38	$877,518	$958,265
5.50%, due 5/1/16	28,383	30,402
5.50%, due 1/1/21	12,276	13,358
5.50%, due 12/1/21	39,384	42,785
5.50%, due 1/1/22	262,063	284,690
5.50%, due 2/1/22	14,066	15,273
5.50%, due 10/1/28	4,100,000	4,464,019
5.50%, due 4/1/35 TBA (e)	5,000,000	5,444,530
5.50%, due 7/1/35	213,932	233,595
5.50%, due 2/1/37	2,286,658	2,493,998
5.50%, due 8/1/37	1,086,581	1,186,448
5.50%, due 2/1/38	772,320	841,614
5.50%, due 3/1/38	3,397,286	3,702,099
5.50%, due 4/1/38	721,279	785,994
5.50%, due 7/1/38	755,886	823,706
5.50%, due 10/1/38	600,000	653,834
5.50%, due 11/1/39	1,194,272	1,301,425
6.00%, due 9/1/35 TBA (e)	500,000	550,547
6.00%, due 1/1/36	7,371	8,131
6.00%, due 3/1/36	358,833	395,850
6.00%, due 10/1/38	4,206,649	4,636,373
6.00%, due 12/1/38	4,620,330	5,091,189
6.50%, due 10/1/36	535,583	601,546
6.50%, due 1/1/37	995,099	1,117,656
6.50%, due 8/1/37	137,675	154,115
6.50%, due 10/1/37	629,550	704,725
7.00%, due 9/1/37	191,211	218,393
7.00%, due 10/1/37	8,152	9,311
7.00%, due 11/1/37	19,312	22,057
7.50%, due 7/1/28	67,367	79,701

		149,411,013

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 7.1%
3.50%, due 10/15/40	488,127	510,612
3.50%, due 3/1/41 TBA (e)	1,000,000	1,044,375
4.00%, due 9/1/40 TBA (e)	4,900,000	5,256,015
4.00%, due 2/1/41 TBA (e)	1,000,000	1,069,531
4.00%, due 3/15/41	999,999	1,074,343
4.00%, due 6/20/41	3,383,661	3,625,698
4.50%, due 8/1/39 TBA (e)	500,000	544,765
4.50%, due 1/15/40	8,300,000	9,054,002
4.50%, due 6/1/40 TBA (e)	1,600,000	1,742,500
4.50%, due 6/15/40	928,534	1,012,885
4.50%, due 6/20/40	2,778,340	3,038,288
4.50%, due 9/15/40	5,687,055	6,226,792
4.50%, due 4/20/41	935,295	1,022,072
5.00%, due 1/15/39	296,671	328,943
5.00%, due 3/15/39	2,002,968	2,220,853

	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 8/15/39	$306,960	$340,351
5.00%, due 9/15/39	2,034,335	2,265,168
5.00%, due 7/15/40	1,570,961	1,741,852
5.00%, due 9/20/40	7,221,809	7,994,091
5.50%, due 1/20/35	22,937	25,888
5.50%, due 7/15/35	243,529	274,388
5.50%, due 8/15/35	256,451	288,948
5.50%, due 4/1/36 TBA (e)	1,000,000	1,122,344
5.50%, due 5/15/36	291,075	327,323
5.50%, due 6/15/38	472,660	530,930
5.50%, due 8/15/38	574,330	645,134
5.50%, due 3/20/39	2,492,770	2,785,589
5.50%, due 7/15/39	705,149	792,264
5.50%, due 12/15/39	239,856	269,501
6.00%, due 1/15/36	487,481	553,108
6.00%, due 11/15/37	248,469	281,686
6.00%, due 12/15/37	1,714,339	1,944,061
6.00%, due 9/15/38	1,626,546	1,843,486
6.00%, due 10/15/38	793,096	898,876
6.50%, due 1/15/36	331,430	378,131
6.50%, due 3/15/36	236,897	271,092
6.50%, due 6/15/36	305,747	348,829
6.50%, due 9/15/36	80,184	91,759
6.50%, due 7/15/37	326,755	372,337
7.00%, due 7/15/31	76,359	89,617

		64,248,427

♦United States Treasury Bonds 3.7%
3.75%, due 8/15/41	6,000,000	7,056,564
4.25%, due 11/15/40	7,000,000	8,927,184
4.375%, due 5/15/41	6,890,000	8,977,457
4.75%, due 2/15/41	4,370,000	6,022,406
6.25%, due 8/15/23	2,000,000	2,862,500

		33,846,111

♦United States Treasury Notes 21.7%
0.25%, due 11/30/13	28,620,000	28,623,349
0.375%, due 7/31/13	14,920,000	14,955,554
0.375%, due 11/15/14	9,870,000	9,876,169
0.625%, due 12/31/12	15,000,000	15,070,320
0.875%, due 11/30/16	41,555,000	41,681,618
1.25%, due 9/30/15	16,000,000	16,415,008
1.375%, due 9/30/18	11,000,000	11,059,301
1.375%, due 11/30/18	2,000,000	2,006,876
1.50%, due 7/31/16	2,765,000	2,858,535
1.50%, due 8/31/18	22,040,000	22,361,982
1.875%, due 8/31/17	6,000,000	6,279,846
2.00%, due 11/15/21	7,310,000	7,393,378
2.25%, due 7/31/18	8,100,000	8,615,111
3.125%, due 5/15/19	8,000,000	8,970,000

		196,167,047

Total U.S. Government & Federal Agencies (Cost $578,833,613)		591,658,848

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-37

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

Yankee Bonds 5.7% (f)
Aerospace & Defense 0.2%
BAE Systems PLC 4.75%, due 10/11/21 (a)	$2,000,000	$2,035,400

Banks 2.0%
Abbey National Treasury Services PLC 4.00%, due 4/27/16	1,550,000	1,390,587
Bank of Nova Scotia 1.25%, due 11/7/14 (a)	1,850,000	1,842,184
Credit Suisse/New York NY
5.30%, due 8/13/19	525,000	541,438
5.40%, due 1/14/20	250,000	235,791
HSBC Bank PLC
3.50%, due 6/28/15 (a)	2,450,000	2,469,781
4.125%, due 8/12/20 (a)	1,300,000	1,282,793
Korea Development Bank 3.875%, due 5/4/17	1,300,000	1,283,729
National Bank of Canada 2.20%, due 10/19/16 (a)	1,100,000	1,109,107
Nordea Bank Sweden AB 5.25%, due 11/30/12 (a)	4,200,000	4,315,404
Svenska Handelsbanken AB 4.875%, due 6/10/14 (a)	1,000,000	1,040,511
UBS AG/Stamford CT 2.25%, due 1/28/14	2,800,000	2,724,730

		18,236,055

Beverages 0.2%
Diageo Capital PLC 5.75%, due 10/23/17	1,750,000	2,053,508

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (a)	500,000	480,784
Credit Suisse A.G./Guernsey 2.60%, due 5/27/16 (a)	575,000	582,699

		1,063,483

Iron & Steel 0.1%
ArcelorMittal 5.50%, due 3/1/21	575,000	527,798

Media 0.1%
Thomson Reuters Corp. 5.25%, due 8/15/13	500,000	529,605

Mining 0.7%
Barrick Gold Corp. 1.75%, due 5/30/14	1,300,000	1,312,817
BHP Billiton Finance USA, Ltd. 3.25%, due 11/21/21	1,750,000	1,801,800

	Principal Amount	Value

Mining (continued)
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	$1,750,000	$1,833,758
Teck Resources, Ltd. 3.15%, due 1/15/17	1,000,000	1,021,596

		5,969,971

Miscellaneous—Manufacturing 0.2%
Ingersoll-Rand Global Holding Co., Ltd. 6.00%, due 8/15/13	1,820,000	1,945,505

Oil & Gas 0.8%
BP Capital Markets PLC
3.561%, due 11/1/21	975,000	1,015,057
5.25%, due 11/7/13	1,850,000	1,984,243
Petroleos Mexicanos 4.875%, due 3/15/15	800,000	851,000
Statoil ASA 3.125%, due 8/17/17	3,000,000	3,164,103

		7,014,403

Pharmaceuticals 0.4%
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	800,000	940,202
Sanofi S.A. 4.00%, due 3/29/21	1,000,000	1,107,938
Teva Pharmaceutical Finance Co. B.V. 3.65%, due 11/10/21	2,000,000	2,034,270

		4,082,410

Telecommunications 0.6%
America Movil SAB de C.V. 2.375%, due 9/8/16	1,900,000	1,894,707
Deutsche Telekom International Finance B.V. 3.125%, due 4/11/16 (a)	1,000,000	1,007,424
France Telecom S.A. 4.125%, due 9/14/21	850,000	856,862
Telecom Italia Capital S.A. 5.25%, due 10/1/15	250,000	229,332
Telefonica Emisiones SAU
3.729%, due 4/27/15	1,350,000	1,294,620
5.134%, due 4/27/20	725,000	681,006

		5,963,951

Transportation 0.3%
Canadian National Railway Co. 1.45%, due 12/15/16	2,375,000	2,361,684

Total Yankee Bonds (Cost $50,938,576)		51,783,773

Total Long-Term Bonds (Cost $870,474,507)		894,370,837

M-38	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investments 8.7%
Other Commercial Paper 8.7%
Baker Hughes, Inc. 0.09%, due 1/3/12 (a)(g)	$25,091,000	$25,090,874
Bard C R, Inc. 0.30%, due 1/4/12 (a)(g)	5,000,000	4,999,875
Chugach Electric Association I
0.18%, due 1/12/12 (a)(g)	4,000,000	3,999,780
0.21%, due 1/4/12 (a)(g)	5,000,000	4,999,912
Florida Power & Light Co. 0.17%, due 1/9/12 (g)	3,000,000	2,999,887
Oglethorpe Power Corp. 0.16%, due 1/12/12 (a)(g)	15,000,000	14,999,267
Southern Co. Funding Corp. 0.15%, due 1/12/12 (a)(g)	10,000,000	9,999,542
WGL Holdings, Inc.
0.25%, due 1/6/12 (a)(g)	5,400,000	5,399,812
0.284%, due 1/18/12 (a)(g)	2,000,000	1,999,736
Wisconsin Public Service 0.22%, due 1/26/12 (g)	4,300,000	4,299,343

Total Short-Term Investments (Cost $78,788,028)		78,788,028

Total Investments (Cost $949,262,535) (h)	107.6%	973,158,865
Other Assets, Less Liabilities	(7.6)	(69,005,064)
Net Assets	100.0%	$904,153,801
‡	Less than one-tenth of a percent.

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities at December 31, 2011 is $9,465,645, which represents 1.0% of the Portfolio’s net assets.
(c)	Floating rate—Rate shown is the rate in effect at December 31, 2011.

(d)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at December 31, 2011.

(e)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at December 31, 2011 is $78,510,765, which represents 8.7% of the Portfolio’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(f)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.

(g)	Interest rate presented is yield to maturity.

(h)	At December 31, 2011, cost is $949,361,127 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$29,860,589
Gross unrealized depreciation	(6,062,851)

Net unrealized appreciation	$23,797,738

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-39

Portfolio of Investments††† December 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$17,589,337	$—	$17,589,337
Corporate Bonds	—	205,580,679	—	205,580,679
Foreign Government Bond	—	351,750	—	351,750
Medium Term Notes	—	6,610,794	—	6,610,794
Mortgage-Backed Securities	—	20,795,656	—	20,795,656
U.S. Government & Federal Agencies	—	591,658,848	—	591,658,848
Yankee Bonds	—	51,783,773	—	51,783,773

Total Long-Term Bonds	—	894,370,837	—	894,370,837

Short-Term Investments
Other Commercial Paper	—	78,788,028	—	78,788,028

Total Investments in Securities	$—	$973,158,865	$—	$973,158,865

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-40	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $949,262,535)	$973,158,865
Cash	63,265
Receivables:
Interest	4,796,591
Investment securities sold	4,019,112
Fund shares sold	1,104,255
Other assets	14,777

Total assets	983,156,865

Liabilities
Payables:
Investment securities purchased	78,321,545
Manager (See Note 3)	370,593
Fund shares redeemed	90,089
NYLIFE Distributors (See Note 3)	78,439
Shareholder communication	72,006
Professional fees	62,843
Custodian	4,700
Trustees	1,679
Accrued expenses	1,170

Total liabilities	79,003,064

Net assets	$904,153,801

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$60,614
Additional paid-in capital	823,334,035

823,394,649
Undistributed net investment income	24,060,033
Accumulated net realized gain (loss) on investments and futures transactions	32,802,789
Net unrealized appreciation (depreciation) on investments	23,896,330

Net assets	$904,153,801

Initial Class
Net assets applicable to outstanding shares	$530,001,336

Shares of beneficial interest outstanding	35,410,622

Net asset value per share outstanding	$14.97

Service Class
Net assets applicable to outstanding shares	$374,152,465

Shares of beneficial interest outstanding	25,203,412

Net asset value per share outstanding	$14.85

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-41

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Interest	$28,063,808

Expenses
Manager (See Note 3)	4,249,807
Distribution and service - Service Class (See Note 3)	840,634
Shareholder communication	177,610
Professional fees	109,088
Custodian	53,948
Trustees	24,122
Miscellaneous	35,869

Total expenses	5,491,078

Net investment income (loss)	22,572,730

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	35,702,025
Futures transactions	(301,387)

Net realized gain (loss) on investments and futures transactions	35,400,638

Net change in unrealized appreciation (depreciation) on investments	2,010,809

Net realized and unrealized gain (loss) on investments and futures transactions	37,411,447

Net increase (decrease) in net assets resulting from operations	$59,984,177

M-42	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,572,730	$25,788,063
Net realized gain (loss) on investments and futures transactions	35,400,638	13,952,158
Net change in unrealized appreciation (depreciation) on investments	2,010,809	18,781,524

Net increase (decrease) in net assets resulting from operations	59,984,177	58,521,745

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(16,245,157)	(16,585,825)
Service Class	(10,612,205)	(9,305,652)

	(26,857,362)	(25,891,477)

From net realized gain on investments:
Initial Class	(7,544,161)	(6,894,075)
Service Class	(5,252,432)	(4,070,171)

	(12,796,593)	(10,964,246)

Total dividends and distributions to shareholders	(39,653,955)	(36,855,723)

Capital share transactions:
Net proceeds from sale of shares	253,774,025	231,847,321
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	39,653,955	36,855,723
Cost of shares redeemed	(285,693,870)	(152,295,098)

Increase (decrease) in net assets derived from capital share transactions	7,734,110	116,407,946

Net increase (decrease) in net assets	28,064,332	138,073,968

Net Assets
Beginning of year	876,089,469	738,015,501

End of year	$904,153,801	$876,089,469

Undistributed net investment income at end of year	$24,060,033	$26,857,313

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-43

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010	2009	2008		2007
Net asset value at beginning of year	$14.63	$14.17	$13.82	$13.96		$13.60

Net investment income (loss)	0.40 (a)	0.48 (a)	0.56 (a)	0.64	(a)	0.53
Net realized and unrealized gain (loss) on investments	0.66	0.64	0.51	(0.16)		0.35

Total from investment operations	1.06	1.12	1.07	0.48		0.88

Less dividends and distributions:
From net investment income	(0.49)	(0.47)	(0.67)	(0.62)		(0.52)
From net realized gain on investments	(0.23)	(0.19)	(0.05)	(0.00	) ‡	—

Total dividends and distributions	(0.72)	(0.66)	(0.72)	(0.62)		(0.52)

Net asset value at end of year	$14.97	$14.63	$14.17	$13.82		$13.96

Total investment return	7.24%	7.84%	7.77%	3.72%		6.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.70%	3.26%	3.97%	4.58%		4.89%
Net expenses	0.54%	0.55%	0.55%	0.54%		0.50%
Portfolio turnover rate (b)	293%	127%	158%	304%		265%
Net assets at end of year (in 000’s)	$530,001	$554,818	$515,186	$451,804		$508,892

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 231%, 97%, 151%, 297%, and 256% for the fiscal years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

	Service Class
	Year ended December 31,
	2011	2010	2009	2008		2007
Net asset value at beginning of year	$14.53	$14.09	$13.75	$13.90		$13.55

Net investment income (loss)	0.36 (a)	0.44 (a)	0.52 (a)	0.60	(a)	0.49
Net realized and unrealized gain (loss) on investments	0.65	0.63	0.51	(0.15)		0.35

Total from investment operations	1.01	1.07	1.03	0.45		0.84

Less dividends and distributions:
From net investment income	(0.46)	(0.44)	(0.64)	(0.60)		(0.49)
From net realized gain on investments	(0.23)	(0.19)	(0.05)	(0.00	) ‡	—

Total dividends and distributions	(0.69)	(0.63)	(0.69)	(0.60)		(0.49)

Net asset value at end of year	$14.85	$14.53	$14.09	$13.75		$13.90

Total investment return	6.98%	7.58%	7.50%	3.47%		6.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43%	2.99%	3.70%	4.34%		4.64%
Net expenses	0.79%	0.80%	0.80%	0.79%		0.75%
Portfolio turnover rate (b)	293%	127%	158%	304%		265%
Net assets at end of year (in 000’s)	$374,152	$321,271	$222,830	$182,241		$139,595

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 231%, 97%, 151%, 297%, and 256% for the fiscal years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

M-44	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Cash Management Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Year Ended December 31, 2011

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	0.01%	1.40%	1.74%	0.50%

7-Day Current Yield: 0.01%[3]

Benchmark Performance	One Year	Five Years	Ten Years
Average Lipper Variable Products Money Market Portfolio[4]	–0.03%	1.42%	1.72%

1.	Performance figures reflect certain fee waivers, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements. Performance figures shown for the ten-year period ended December 31, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 1.71% for Initial Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of December 31, 2011, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. The current yield is more reflective of the Portfolio’s earnings than the total return.
4.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper universe. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-45

Cost in Dollars of a $1,000 Investment in MainStay VP Cash Management Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,000.10	$0.66	$1,024.60	$0.66

1.	Expenses are equal to the Portfolio’s net annualized expense ratio of 0.13% multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

M-46	MainStay VP Cash Management Portfolio

Portfolio Composition as of December 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-50 for specific holdings within these categories.

mainstayinvestments.com	M-47

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by David Clement, CFA, and Thomas J. Girard of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Cash Management Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2011?

As of December 31, 2011, MainStay VP Cash Management Portfolio Initial Class shares provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the 12 months ended December 31, 2011, Initial Class shares of MainStay VP Cash Management Portfolio returned 0.01%. The Portfolio outperformed the –0.03% return of the average Lipper2 Variable Products Money Market Portfolio for the 12 months ended December 31, 2011.

What significant factors and risks influenced the markets in which the Portfolio invested during the reporting period?

During the 12 month reporting period, short-term interest rates remained at historically low levels. Several forces affected results in the money market. Among them were a central bank that remained handcuffed because of a tenuous economic recovery; volatility because of difficulties in the Eurozone, particularly Greece; and a reduced supply of U.S. Treasury bills as the government’s supplemental financing program wound down. During 2011, rates on repurchase agreements declined and increased corporate issuance of non-money-market-eligible floating-rate securities put downward pressure on existing eligible paper.

What key factors affected the Portfolio’s performance during the reporting period?

On the positive side, asset-backed securities continued to add to performance. Floating-rate agency securities also strengthened the Portfolio’s results.

On the negative side, lower rates on repurchase agreements detracted from the Portfolio’s performance because we used these instruments to satisfy the five-day liquidity requirement instituted by regulators last year. Some of the longer-dated higher-yielding assets purchased in 2009 (FDIC-backed floating-rate securities) began to mature, and it was difficult to find replacements with comparable backing and yield. Although European banks provided higher yields than many other sectors, the Portfolio maintained an underweight position in the sector in light of market concerns about European sovereign debt.

What was the Portfolio’s duration3 strategy during the reporting period?

During the reporting period, the target duration of the Portfolio was kept relatively long (from 50 to 55 days), in an effort to enhance yield in a somewhat interest-rate stable environment. This strategy was particularly effective in any LIBOR-based investments because of the relative steepness of the LIBOR2 yield curve4 in relation to the U.S. Treasury yield curve.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During the first half of the period, the Federal Open Market Committee (FOMC) kept the federal funds target rate in a very low range, which gave us confidence to move further out an upward-sloping yield curve. We did so primarily with longer-dated U.S. Treasury coupon securities and asset-backed securities. (Asset-backed securities must be booked to their legal maturity even though their average lives are generally much shorter.)

We hedged this view by participating in the floating-rate securities market. In our opinion, the use of floating-rate securities offered two potential advantages. First, if interest rates rose, we would participate in the upward movement. Second, floating-rate securities offered what we felt were compelling yields compared to other available investments.

Later in the reporting period, negative sentiment regarding the Eurozone sovereign debt crisis was at the forefront of the market. This resulted in significant downward pressure on U.S. Treasury rates as money funds began to pare back their holdings of European bank paper and crowd the U.S. Treasury bill market. As a result, the long-dated U.S. Treasury trade that existed earlier in the reporting period largely dried up. Also, with the FOMC announcing that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013,” the flow of higher-yielding floating-rate assets slowed to a trickle. This forced the Portfolio into the already crowded government and domestic commercial paper markets.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

For the 12 months ended December 31, 2011, the strongest contributions to the Portfolio’s performance came from floating-rate securities (corporate and agency floaters) and asset-backed securities. (Contributions take weightings and total returns into account.) The weakest contributors to the Portfolio’s performance were repurchase agreements and the Portfolio’s nonparticipation in longer-maturity Yankee bank issues.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-48	MainStay VP Cash Management Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?

A few issues that broadened the Portfolio’s exposure and added to return included the asset-backed securities of Great America Leasing Corporation and MacQuarie Equipment Finance. The Portfolio’s yield was also strengthened by investments in the floating-rate securities of Federal Farm Credit Bank, Federal Home Loan Bank, Toronto Dominion Bank and Sanofi-Aventis, S.A.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, we increased the Portfolio’s sector weightings in U.S. Treasury securities, certificates of deposit and floating-rate securities. The Portfolio decreased its sector weightings in FDIC-backed securities, agency securities, repurchase agreements and asset-backed securities.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the Portfolio’s largest sectors were U.S. Treasury securities and industrial commercial paper. The Portfolio continued to be light in its exposure to European banks.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-49

Portfolio of Investments December 31, 2011

	Principal Amount	Amortized Cost

Short-Term Investments 93.3%†
Certificates of Deposit 11.7%
Bank of Montreal 0.06%, due 1/11/12	$11,310,000	$11,310,000
0.08%, due 2/1/12	11,340,000	11,340,000
Bank of Nova Scotia 0.38%, due 3/22/12 (a)	9,525,000	9,525,000
National Australia Bank Ltd. 0.31%, due 1/9/12	9,525,000	9,525,000
0.42%, due 5/7/12	10,000,000	10,000,000
0.52%, due 6/5/12	6,000,000	6,000,000
Royal Bank of Canada 0.03%, due 1/10/12 (b)	11,310,000	11,310,000
Toronto-Dominion Bank (The)
0.355%, due 9/20/12 (a)	9,570,000	9,570,000
0.356%, due 1/12/12 (a)	6,640,000	6,640,000
Westpac Banking Corp.
0.32%, due 2/1/12	9,500,000	9,500,000
0.46%, due 3/23/12	9,525,000	9,525,000

		104,245,000

Financial Company Commercial Paper 17.4%
American Honda Finance Corp. 0.15%, due 1/19/12 (b)	11,985,000	11,984,101
Bank of Nova Scotia 0.03%, due 1/4/12 (b)	13,195,000	13,194,967
General Electric Capital Corp.
0.15%, due 1/11/12 (b)	4,270,000	4,269,822
0.15%, due 3/6/12 (b)	13,770,000	13,766,271
John Deere Bank S.A.
0.07%, due 1/6/12 (b)(c)	4,500,000	4,499,956
0.10%, due 1/18/12 (b)(c)	13,822,000	13,821,347
John Deere Credit, Inc. 0.10%, due 1/24/12 (b)(c)	9,057,000	9,056,421
JPMorgan Chase & Co. 0.01%, due 1/4/12 (b)	11,305,000	11,304,991
National Rural Utilities Cooperative Finance Corp.
0.071%, due 1/27/12 (b)	6,785,000	6,784,657
0.10%, due 1/4/12 (b)	5,775,000	5,774,952
0.11%, due 1/25/12 (b)	10,000,000	9,999,267
PACCAR Financial Corp.
0.13%, due 3/2/12 (b)	13,770,000	13,766,967
0.17%, due 2/15/12 (b)	9,330,000	9,328,017
Private Export Funding Corp. 0.10%, due 1/30/12 (b)(c)	12,621,000	12,619,983
0.10%, due 3/20/12 (b)(c)	6,785,000	6,783,511
0.11%, due 2/15/12 (b)(c)	1,675,000	1,674,770
0.12%, due 3/1/12 (b)(c)	2,870,000	2,869,426
Vectren Utility Holdings, Inc. 0.53%, due 1/5/12 (b)(c)	3,500,000	3,499,794

		154,999,220

	Principal Amount	Amortized Cost

Government Agency Debt 5.5%
Federal Farm Credit Bank 0.10%, due 7/5/12 (a)	$9,240,000	$9,235,800
0.25%, due 1/12/12 (a)	8,320,000	8,320,000
Federal Home Loan Bank 0.01%, due 2/22/12	12,000,000	11,999,827
0.17%, due 1/24/12 (a)	6,640,000	6,640,000
Federal National Mortgage Association
0.30%, due 9/13/12 (a)	2,695,000	2,696,893
0.315%, due 9/17/12 (a)	10,330,000	10,335,403

		49,227,923

Other Commercial Paper 25.2%
American Water Capital Corp. 0.55%, due 1/9/12 (b)(c)	3,500,000	3,499,572
Campbell Soup Co. 0.08%, due 1/31/12 (b)(c)	5,720,000	5,719,619
0.09%, due 1/17/12 (b)(c)	8,082,000	8,081,677
Coca-Cola Co. (The)
0.11%, due 2/16/12 (b)(c)	9,305,000	9,303,692
0.13%, due 3/14/12 (b)(c)	4,317,000	4,315,862
DCP Midstream LLC 0.55%, due 1/11/12 (b)(c)	3,485,000	3,484,468
Devon Energy Corp. 0.45%, due 1/6/12 (b)(c)	3,490,000	3,489,782
Emerson Electric Co.
0.06%, due 1/5/12 (b)(c)	3,562,000	3,561,976
0.06%, due 2/17/12 (b)(c)	1,379,000	1,378,892
0.07%, due 1/30/12 (b)(c)	9,000,000	8,999,493
Henkel of America, Inc.
0.15%, due 1/9/12 (b)(c)	6,900,000	6,899,770
0.15%, due 1/23/12 (b)(c)	3,355,000	3,354,692
Hewlett-Packard Co. 0.22%, due 1/17/12 (b)(c)	8,420,000	8,419,177
John Deere Canada ULC 0.06%, due 2/16/12 (b)(c)	3,350,000	3,349,743
Johnson & Johnson 0.04%, due 1/27/12 (b)(c)	11,475,000	11,474,668
L’Oreal U.S.A., Inc. 0.08%, due 2/7/12 (b)(c)	5,440,000	5,439,553
Nestle Capital Corp. 0.05%, due 1/20/12 (b)(c)	4,590,000	4,589,879
0.05%, due 2/13/12 (b)(c)	17,235,000	17,233,971
NSTAR 0.09%, due 1/3/12 (b)(c)	7,595,000	7,594,962
NSTAR Electric Co. 0.07%, due 1/3/12 (b)	3,630,000	3,629,986
PepsiCo, Inc. 0.05%, due 2/13/12 (b)(c)	4,520,000	4,519,730
0.06%, due 1/23/12 (b)(c)	4,545,000	4,544,833
Procter & Gamble Co. (The) 0.07%, due 3/27/12 (b)(c)	10,500,000	10,498,244
0.10%, due 2/14/12 (b)(c)	9,525,000	9,523,836

M-50	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Other Commercial Paper (continued)
Roche Holdings, Inc. 0.05%, due 2/6/12 (b)(c)	$6,785,000	$6,784,661
0.06%, due 1/17/12 (b)(c)	13,025,000	13,024,653
0.06%, due 2/21/12 (b)(c)	6,785,000	6,784,423
Schlumberger Holdings Corp. 0.05%, due 1/27/12 (b)(c)	11,305,000	11,304,592
South Carolina Fuel Co., Inc. 0.50%, due 1/10/12 (b)(c)	3,485,000	3,484,564
Southern Co. Funding Corp. 0.15%, due 1/20/12 (b)(c)	3,965,000	3,964,686
0.18%, due 1/9/12 (b)(c)	6,566,000	6,565,737
0.18%, due 1/20/12 (b)(c)	2,530,000	2,529,760
0.20%, due 2/2/12 (b)(c)	13,250,000	13,247,644
Virginia Electric and Power Co. 0.40%, due 1/10/12 (b)	3,440,000	3,439,656

		224,038,453

Other Notes 4.5%
BMW Vehicle Lease Trust Series 2011-1, Class A1 0.289%, due 4/20/12	128,390	128,390
BMW Vehicle Owner Trust Series 2011-A, Class A1 0.306%, due 9/25/12	764,519	764,519
CNH Equipment Trust Series 2011-A, Class A1 0.336%, due 5/15/12	495,473	495,473
Series 2011-B, Class A1 0.384%, due 10/12/12	2,878,865	2,878,865
Enterprise Fleet Financing LLC Series 2011-2, Class A1 0.384%, due 7/20/12 (c)	1,135,644	1,135,644
Ford Credit Auto Lease Trust Series 2011-A, Class A1 0.261%, due 7/15/12 (c)	960,283	960,283
Ford Credit Auto Owner Trust Series 2011-B, Class A1 0.219%, due 8/15/12 (c)	121,919	121,919
GE Equipment Midticket LLC Series 2011-1, Class A1 0.429%, due 10/22/12	1,247,102	1,247,102
GE Equipment Transportation LLC Series 2011-1, Class A1 0.294%, due 7/20/12	447,217	447,217
Holmes Master Issuer PLC Series 2011-3A, Class A1 0.408%, due 7/15/12 (a)(c)	11,490,000	11,490,000

	Principal Amount	Amortized Cost

Other Notes (continued)
Huntington Auto Trust Series 2011-1A, Class A1 0.364%, due 9/17/12 (c)	$1,008,032	$1,008,032
International Bank for Reconstruction & Development 0.22%, due 7/25/12 (a)	6,700,000	6,700,000
John Deere Owner Trust Series 2011-A, Class A1 0.306%, due 5/11/12	262,536	262,536
Macquarie Equipment Funding Trust Series 2011-A, Class A1 0.432%, due 3/20/12 (c)	236,837	236,837
MMAF Equipment Finance LLC Series 2011-AA, Class A1 0.323%, due 8/15/12 (c)	819,500	819,500
Nissan Auto Lease Trust Series 2011-B, Class A1 0.35%, due 10/15/12	1,738,701	1,738,701
Nissan Auto Receivables Owner Trust Series 2011-A, Class A1 0.261%, due 4/16/12	22,017	22,017
Sanofi 0.624%, due 3/28/12 (a)	8,215,000	8,215,000
SMART Trust Series 2011-2USA, Class A1 0.365%, due 7/14/12 (c)	905,921	905,921

		39,577,956

Treasury Debt 20.4%
United States Treasury Bills 0.001%, due 3/22/12 (b)	23,000,000	22,999,948
0.005%, due 4/5/12 (b)	13,565,000	13,564,821
United States Treasury Notes
0.375%, due 8/31/12	4,000,000	4,003,348
0.375%, due 9/30/12	10,000,000	10,016,136
0.375%, due 10/31/12	6,000,000	6,010,224
0.625%, due 6/30/12	9,690,000	9,708,933
0.625%, due 7/31/12	3,450,000	3,458,216
0.625%, due 12/31/12	10,750,000	10,800,194
0.75%, due 5/31/12	7,905,000	7,922,011
0.875%, due 1/31/12	29,875,000	29,894,897
0.875%, due 2/29/12	14,785,000	14,803,119
1.00%, due 3/31/12	17,940,000	17,978,127
1.00%, due 4/30/12	30,385,000	30,475,072

		181,635,046

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-51

Portfolio of Investments December 31, 2011 (continued)

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Treasury Repurchase Agreements 8.6%
Bank of America N.A. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $38,030,042 (Collateralized by a United States Treasury Note with a rate of 2.375% and a maturity date of 6/30/18, with a Principal Amount of $35,870,100 and a Market Value of $38,790,660)	$38,030,000	$38,030,000
Deutsche Bank Securities, Inc. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $38,000,042 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/15/21, with a Principal Amount of $38,312,100 and a Market Value of $38,760,065)	38,000,000	38,000,000

		76,030,000

Total Short-Term Investments (Amortized Cost $829,753,598) (d)	93.3%	829,753,598
Other Assets, Less Liabilities	6.7	59,501,611
Net Assets	100.0%	$889,255,209
†	Percentages indicated are based on Portfolio net assets.

(a)	Floating rate—Rate shown is the rate in effect at December 31, 2011.

(b)	Interest rate presented is yield to maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$104,245,000	$—	$104,245,000
Financial Company Commercial Paper	—	154,999,220	—	154,999,220
Government Agency Debt	—	49,227,923	—	49,227,923
Other Commercial Paper	—	224,038,453	—	224,038,453
Other Notes	—	39,577,956	—	39,577,956
Treasury Debt	—	181,635,046	—	181,635,046
Treasury Repurchase Agreements	—	76,030,000	—	76,030,000

Total Investments in Securities	$—	$829,753,598	$—	$829,753,598

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-52	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP Cash Management Portfolio investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent †
Automobile	$6,785,426	0.8%
Banks	65,099,958	7.3
Beverages	22,684,117	2.5
Certificates of Deposit	63,645,000	7.2
Chemicals	10,254,462	1.2
Computers	8,419,177	0.9
Cosmetics & Personal Care	20,022,080	2.3
Diversified Financial Services	18,036,093	2.0
Electric	40,972,431	4.6
Electrical Components & Equipment	13,940,361	1.6
Finance—Auto Loans	35,079,085	3.9
Finance—Consumer Loans	18,321,303	2.1
Finance—Other Services	50,006,360	5.6
Food	35,625,146	4.0
Health Care—Products	11,474,668	1.3
Health Care—Services	26,593,737	3.0
Holding Companies—Diversified	3,484,564	0.4
Machinery—Diversified	12,406,164	1.4
Multi-National	6,700,000	0.8
Oil & Gas	3,489,782	0.4
Oil & Gas Services	11,304,592	1.3
Other ABS	6,150,693	0.7
Pharmaceuticals	8,215,000	0.9
Pipelines	3,484,468	0.4
Repurchase Agreements	76,030,000	8.5
Retail	5,439,553	0.6
Sovereign	87,291,678	9.8
Student Loans	236,837	0.0 ‡
U.S. Government & Agency	143,571,291	16.1
Water	3,499,572	0.4
Whole Loan Collateral Collateralized Mortgage Obligation	11,490,000	1.3

	829,753,598	93.3
Other Assets, Less Liabilities	59,501,611	6.7

Net Assets	$889,255,209	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-53

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (amortized cost $829,753,598)	$829,753,598
Cash	434
Receivables:
Investment securities sold	58,775,000
Fund shares sold	1,361,105
Interest	697,293
Other assets	14,689

Total assets	890,602,119

Liabilities
Payables:
Fund shares redeemed	1,079,038
Shareholder communication	73,208
Manager (See Note 3)	69,894
Professional fees	54,163
Custodian	1,707
Trustees	1,705
Accrued expenses	90
Dividend payable	67,105

Total liabilities	1,346,910

Net assets	$889,255,209

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$889,276
Additional paid-in capital	888,365,933

Net assets applicable to outstanding shares	$889,255,209

Shares of beneficial interest outstanding	889,275,577

Net asset value per share outstanding	$1.00

M-54	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Interest	$1,277,626

Expenses
Manager (See Note 3)	3,357,606
Shareholder communication	152,758
Professional fees	94,027
Custodian	23,091
Trustees	21,241
Miscellaneous	27,828

Total expenses before waiver/reimbursement	3,676,551
Expense waiver/reimbursement from Manager (See Note 3)	(2,482,718)

Net expenses	1,193,833

Net investment income (loss)	83,793

Net increase (decrease) in net assets resulting from operations	$83,793

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-55

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$83,793	$43,404
Net realized gain (loss) on investments	—	21,521

Net increase (decrease) in net assets resulting from operations	83,793	64,925

Dividends to shareholders:
From net investment income	(77,843)	(131,787)

Capital share transactions:
Net proceeds from sale of shares	751,253,099	484,805,595
Net asset value of shares issued to shareholders in reinvestment of dividends	77,843	131,787
Cost of shares redeemed	(533,291,944)	(578,778,542)

Increase (decrease) in net assets derived from capital share transactions	218,038,998	(93,841,160)

Net increase (decrease) in net assets	218,044,948	(93,908,022)

Net Assets
Beginning of year	671,210,261	765,118,283

End of year	$889,255,209	$671,210,261

Distributions in excess of net investment income at end of year	$—	$(5,950)

M-56	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
	2011		2010		2009		2008	2007
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.02	0.05
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.02	0.05

Less dividends:
From net investment income	(0.00	) ‡	(0.00	) ‡	(0.00	) ‡	(0.02)	(0.05)

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total investment return	0.01%		0.01%		0.05%		2.18%	4.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.05%		2.02%	4.71%
Net expenses	0.15%		0.25%		0.41%		0.50%	0.50%
Expenses (before waiver/reimbursement)	0.47%		0.50%		0.51%		0.50%	0.50%
Net assets at end of year (in 000’s)	$889,255		$671,210		$765,118		$1,095,888	$605,222

‡	Less than one cent per share.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-57

MainStay VP Common Stock Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2011

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	1.57%	–1.31%	2.23%	0.61%
Service Class Shares[3]	1.31	–1.56	1.97	0.86

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	2.11%	–0.25%	2.92%
Russell 1000® Index[4]	1.50	–0.02	3.34
Average Lipper Variable Products Large-Cap Core Portfolio[5]	–1.01	–1.17	2.41

1.	Performance figures shown for the ten-year period ended December 31, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 2.21% for Initial Class shares and 1.95% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-58	MainStay VP Common Stock Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$957.90	$2.96	$1,022.20	$3.06

Service Class Shares	$1,000.00	$956.70	$4.19	$1,020.90	$4.33

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.60% for Initial Class and 0.85% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com	M-59

Industry Composition as of December 31, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	11.3%
Pharmaceuticals	5.7
Computers & Peripherals	5.1
IT Services	4.6
Food & Staples Retailing	4.2
Health Care Providers & Services	3.9
Software	3.8
Media	3.6
Insurance	3.4
Specialty Retail	3.4
Diversified Telecommunication Services	3.1
Commercial Banks	2.9
Semiconductors & Semiconductor Equipment	2.7
Diversified Financial Services	2.6
Industrial Conglomerates	2.5
Internet Software & Services	2.5
Beverages	2.4
Hotels, Restaurants & Leisure	2.4
Energy Equipment & Services	2.1
Communications Equipment	2.0
Biotechnology	1.9
Machinery	1.7
Road & Rail	1.7
Tobacco	1.7
Aerospace & Defense	1.6
Household Products	1.6
Food Products	1.4
Multi-Utilities	1.4
Capital Markets	1.3
Health Care Equipment & Supplies	1.3
Multiline Retail	1.1
Chemicals	0.9

Metals & Mining	0.8%
Consumer Finance	0.7
Exchange Traded Funds	0.6
Textiles, Apparel & Luxury Goods	0.6
Commercial Services & Supplies	0.5
Real Estate Investment Trusts	0.5
Diversified Consumer Services	0.4
Electric Utilities	0.4
Life Sciences Tools & Services	0.4
Air Freight & Logistics	0.3
Construction & Engineering	0.3
Electronic Equipment & Instruments	0.3
Paper & Forest Products	0.3
Airlines	0.2
Automobiles	0.2
Distributors	0.2
Household Durables	0.2
Independent Power Producers & Energy Traders	0.2
Internet & Catalog Retail	0.2
Trading Companies & Distributors	0.2
Electrical Equipment	0.1
Gas Utilities	0.1
Leisure Equipment & Products	0.1
Marine	0.1
Professional Services	0.1
Real Estate Management & Development	0.1
Wireless Telecommunication Services	0.1
Building Products	0.0	‡
Containers & Packaging	0.0	‡
Thrifts & Mortgage Finance	0.0	‡
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-63 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2011 (excluding short-term investment)

1.	ExxonMobil Corp.

2.	Apple, Inc.

3.	International Business Machines Corp.

4.	Chevron Corp.

5.	Microsoft Corp.
6.	Pfizer, Inc.

7.	Google, Inc. Class A

8.	Wells Fargo & Co.

9.	Philip Morris International, Inc.

10.	AT&T, Inc.

M-60	MainStay VP Common Stock Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Harvey Fram, CFA, and Migene Kim, CFA, of Madison Square Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Common Stock Portfolio perform relative to its peers and its benchmark during the reporting period?

For the 12 months ended December 31, 2011, MainStay VP Common Stock Portfolio returned 1.57% for Initial Class shares and 1.31% for Service Class shares. Over the same period, both share classes outperformed the –1.01% return of the average Lipper1 Variable Products Large Cap Core Portfolio. Both share classes underperformed the 2.11% return of the S&P 500® Index1 for the 12 months ended December 31, 2011. The S&P 500® Index is the Portfolio’s broad-based securities-market index. Over the same period, Initial Class shares outperformed, and Service Class shares underperformed, the 1.50% return of the Russell 1000® Index, which is the secondary benchmark for the Portfolio.

What factors affected the Portfolio’s relative perfor- mance during the reporting period?

During the reporting period, market sentiment grew increasingly defensive and interest rates remained historically low. Investors pursued companies with high dividend yields and rewarded companies with share-repurchase programs. Against this back-drop, the Portfolio had lower exposure to dividend-yielding com-panies than the S&P 500® Index. This positioning detracted from the Portfolio’s relative performance. On the positive side, the Portfolio benefited from the valuation factor in our stock-selection model. Within the Portfolio’s investment universe, the least expensive stocks as measured by our valuation factor tended to have higher returns during the reporting period than the most expensive stocks.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the S&P 500® Index were health care, energy and financials. (Contributions take weightings and total returns into account.) Health care contributed the most, as managed health care stocks rebounded strongly in 2011. In our opinion, many managed health care stocks had become undervalued during last year’s health care reform debate. Favorable stock selection in the energy sector, such as an overweight position in Marathon Oil, also helped the Portfolio’s relative performance. An underweight position in financials contributed positively to the Portfolio’s relative performance, as that sector lagged the benchmark during the reporting period.

During the reporting period, industrials, utilities and telecom- munication services made the weakest sector contributions to the Portfolio’s relative performance. Unfavorable stock selection in the industrials sector detracted from the Portfolio’s relative performance. Overweight positions relative to the benchmark in domestic shorthaul carrier Southwest Airlines and truck manufacturer Paccar were particularly disappointing.

Although utilities outperformed the S&P 500® Index as investors sought dividend yield in an anemic interest-rate environment, the Portfolio’s underweight position in the sector hurt relative performance during the reporting period. In the telecommunica- tion services sector, poor stock selection (such as an over- weight position in wireless telecommunication services provider Sprint Nextel) hurt the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributions to the Portfolio’s absolute performance came from computers & peripherals company Apple, integrated oil & gas company ExxonMobil and IT services company International Business Machines. Apple continued to impress investors with solid earnings and revenues from a suite of products that enjoys a loyal consumer following. ExxonMobil performed well as energy prices rose, especially during the months of unrest in the Middle East. International Business Machines, widely considered a more stable information technology company than most, weathered uncertain economic prospects well during the reporting period, partly because of continued growth in overseas markets such as China and India.

The stocks that detracted the most from the Portfolio’s absolute performance were diversified financial services companies Bank of America and JPMorgan Chase and mining company Freeport-McMoRan Copper & Gold. The fallout from the U.S. mortgage crisis and from the European sovereign debt crisis weighed on Bank of America’s share price during the reporting period. JPMorgan Chase and Freeport-McMoRan Copper & Gold both faced substantial price declines that detracted from the Portfolio’s absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio bought and sold many stocks in 2011. We added to the Portfolio’s position in computers & peripherals company Apple and to an existing position in pharmaceutical company Pfizer. Apple continued to benefit from recurring consumer purchases. Pfizer performed well on strong cash flow generated from a diverse basket of drugs.

1.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-61

Among the stocks we sold during the reporting period were Bank of America and computers & peripherals company EMC. Bank of America’s stock suffered from continuing mortgage fallout and concerns about European sovereign debt. Initially a strong performer, EMC underperformed the S&P 500® Index late in the reporting period in the face of increased competition and reduced spending on information technology.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s most substantial sector weighting increases relative to the S&P 500® Index were in health care and information technology. Over the same period, we decreased the Portfolio’s weightings in materials and financials.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the Portfolio’s most substantially overweight sector positions relative to the S&P 500® Index were in information technology and consumer discretionary. As of the same date, the Portfolio’s most substantially underweight sector positions were in financials and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-62	MainStay VP Common Stock Portfolio

Portfolio of Investments December 31, 2011

	Shares	Value

Common Stocks 99.4% †
Aerospace & Defense 1.6%
BE Aerospace, Inc. (a)	5,183	$200,634
General Dynamics Corp.	39,071	2,594,705
Goodrich Corp.	2,764	341,907
L-3 Communications Holdings, Inc.	17,594	1,173,168
Northrop Grumman Corp.	51,492	3,011,252
Raytheon Co.	206	9,966
Textron, Inc.	28,389	524,913
United Technologies Corp.	7,231	528,514

		8,385,059

Air Freight & Logistics 0.3%
FedEx Corp.	13,284	1,109,347
United Parcel Service, Inc. Class B	7,894	577,762

		1,687,109

Airlines 0.2%
Alaska Air Group, Inc. (a)	2,115	158,816
Southwest Airlines Co.	70,013	599,311

		758,127

Automobiles 0.2%
Harley-Davidson, Inc.	21,921	852,069

Beverages 2.4%
Coca-Cola Co. (The)	64,030	4,480,179
Coca-Cola Enterprises, Inc.	66,544	1,715,504
Constellation Brands, Inc. Class A (a)	38,375	793,211
Dr. Pepper Snapple Group, Inc.	22,108	872,824
PepsiCo., Inc.	65,356	4,336,371

		12,198,089

Biotechnology 1.9%
Amgen, Inc.	55,803	3,583,111
Biogen Idec, Inc. (a)	24,449	2,690,612
Celgene Corp. (a)	12,446	841,350
Gilead Sciences, Inc. (a)	65,397	2,676,699

		9,791,772

Building Products 0.0%‡
Masco Corp.	9,009	94,414

Capital Markets 1.3%
Ameriprise Financial, Inc.	7,708	382,625
Bank of New York Mellon Corp. (The)	94,495	1,881,396
BlackRock, Inc.	256	45,629
Charles Schwab Corp. (The)	112,376	1,265,354
Janus Capital Group, Inc.	9,629	60,759
Legg Mason, Inc.	1,261	30,327
Northern Trust Corp.	24,543	973,375
Raymond James Financial, Inc.	4,599	142,385

	Shares	Value

Capital Markets (continued)
SEI Investments Co.	1,044	$18,113
State Street Corp.	42,495	1,712,974

		6,512,937

Chemicals 0.9%
Air Products & Chemicals, Inc.	378	32,202
CF Industries Holdings, Inc.	7,278	1,055,164
E.I. du Pont de Nemours & Co.	8,203	375,533
Eastman Chemical Co.	4,497	175,653
Ecolab, Inc.	1,764	101,977
Monsanto Co.	16,399	1,149,078
PPG Industries, Inc.	15,972	1,333,502
Sherwin-Williams Co. (The)	2,069	184,700

		4,407,809

Commercial Banks 2.9%
BB&T Corp.	2,776	69,872
Comerica, Inc.	4,627	119,377
Cullen/Frost Bankers, Inc.	89	4,709
East West Bancorp, Inc.	672	13,272
Huntington Bancshares, Inc.	72,574	398,431
KeyCorp	215,275	1,655,465
PNC Financial Services Group, Inc.	35,587	2,052,302
Regions Financial Corp.	133,125	572,438
SunTrust Banks, Inc.	186	3,292
U.S. Bancorp	21,210	573,730
♦Wells Fargo & Co.	326,472	8,997,568
Zions Bancorp.	18,713	304,648

		14,765,104

Commercial Services & Supplies 0.5%
Cintas Corp.	12,101	421,236
Clean Harbors, Inc. (a)	4,200	267,666
R.R. Donnelley & Sons Co.	20,848	300,837
Republic Services, Inc.	26,513	730,433
Waste Connections, Inc.	4,417	146,379
Waste Management, Inc.	14,588	477,173

		2,343,724

Communications Equipment 2.0%
Cisco Systems, Inc.	372,543	6,735,577
Juniper Networks, Inc. (a)	27,091	552,927
Motorola Mobility Holdings, Inc. (a)	6,459	250,609
Motorola Solutions, Inc.	17,064	789,893
QUALCOMM, Inc.	30,494	1,668,022

		9,997,028

Computers & Peripherals 5.1%
♦Apple, Inc. (a)	47,002	19,035,810
Dell, Inc. (a)	194,299	2,842,595
Hewlett-Packard Co.	83,509	2,151,192

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-63

Portfolio of Investments December 31, 2011 (continued)

	Shares	Value

Common Stocks (continued)
Computers & Peripherals (continued)
Lexmark International, Inc. Class A	17,348	$573,698
SanDisk Corp. (a)	9,884	486,392
Western Digital Corp. (a)	24,355	753,787

		25,843,474

Construction & Engineering 0.3%
Fluor Corp.	25,565	1,284,641
Quanta Services, Inc. (a)	7,054	151,943
URS Corp. (a)	9,387	329,672

		1,766,256

Consumer Finance 0.7%
American Express Co.	70,160	3,309,447

Containers & Packaging 0.0%‡
Packaging Corp. of America	8,860	223,626

Distributors 0.2%
Genuine Parts Co.	16,668	1,020,082

Diversified Consumer Services 0.4%
Apollo Group, Inc. Class A (a)	18,834	1,014,588
DeVry, Inc.	10,462	402,369
H&R Block, Inc.	31,256	510,410

		1,927,367

Diversified Financial Services 2.6%
Bank of America Corp.	575,690	3,200,836
Citigroup, Inc.	38,839	1,021,854
IntercontinentalExchange, Inc. (a)	119	14,345
JPMorgan Chase & Co.	193,419	6,431,182
Leucadia National Corp.	136	3,093
Moody’s Corp.	18,732	630,894
NASDAQ OMX Group, Inc. (The) (a)	28,445	697,187
NYSE Euronext	52,816	1,378,498

		13,377,889

Diversified Telecommunication Services 3.1%
♦AT&T, Inc.	273,743	8,277,989
CenturyLink, Inc.	260	9,672
Verizon Communications, Inc.	191,519	7,683,742

		15,971,403

Electric Utilities 0.4%
American Electric Power Co., Inc.	8,319	343,658
Duke Energy Corp.	11,441	251,702
FirstEnergy Corp.	18,621	824,910
N.V. Energy, Inc.	3,002	49,083
Northeast Utilities	10,010	361,061
Progress Energy, Inc.	5,716	320,210

		2,150,624

	Shares	Value

Electrical Equipment 0.1%
Emerson Electric Co.	6,856	$319,421
Hubbell, Inc. Class B	2,913	194,763

		514,184

Electronic Equipment & Instruments 0.3%
Corning, Inc.	325	4,219
Ingram Micro, Inc. Class A (a)	16,000	291,040
Jabil Circuit, Inc.	40,481	795,856
Molex, Inc.	14,170	338,096

		1,429,211

Energy Equipment & Services 2.1%
Diamond Offshore Drilling, Inc.	6,359	351,398
Halliburton Co.	58,615	2,022,804
Helmerich & Payne, Inc.	23,819	1,390,077
Nabors Industries, Ltd. (a)	64,425	1,117,130
National-Oilwell Varco, Inc.	50,224	3,414,730
Patterson-UTI Energy, Inc.	28,247	564,375
Schlumberger, Ltd.	24,701	1,687,325

		10,547,839

Food & Staples Retailing 4.2%
Costco Wholesale Corp.	47,794	3,982,196
CVS Caremark Corp.	72,684	2,964,054
Kroger Co. (The)	129,805	3,143,877
Safeway, Inc.	76,730	1,614,399
SUPERVALU, Inc.	23,628	191,859
Wal-Mart Stores, Inc.	104,180	6,225,797
Walgreen Co.	97,301	3,216,771

		21,338,953

Food Products 1.4%
Campbell Soup Co.	8,780	291,847
ConAgra Foods, Inc.	92,310	2,436,984
Dean Foods Co. (a)	41,428	463,994
H.J. Heinz Co.	15,685	847,617
Hormel Foods Corp.	7,251	212,382
Kraft Foods, Inc. Class A	8,500	317,560
Ralcorp Holdings, Inc. (a)	4,921	420,746
Smithfield Foods, Inc. (a)	28,573	693,752
Tyson Foods, Inc. Class A	64,947	1,340,506

		7,025,388

Gas Utilities 0.1%
AGL Resources, Inc.	4,212	177,999
Atmos Energy Corp.	8,124	270,935
ONEOK, Inc.	3,266	283,130

		732,064

Health Care Equipment & Supplies 1.3%
Becton, Dickinson & Co.	2,414	180,374
Boston Scientific Corp. (a)	3,400	18,156
C.R. Bard, Inc.	19,262	1,646,901
Cooper Cos., Inc. (The)	4,260	300,415

M-64	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Covidien PLC	23,600	$1,062,236
ResMed, Inc. (a)	13,117	333,172
St. Jude Medical, Inc.	40,511	1,389,527
Zimmer Holdings, Inc. (a)	30,757	1,643,039

		6,573,820

Health Care Providers & Services 3.9%
Aetna, Inc.	73,645	3,107,083
AMERIGROUP Corp. (a)	5,798	342,546
AmerisourceBergen Corp.	43,137	1,604,265
Cardinal Health, Inc.	16,858	684,603
Coventry Health Care, Inc. (a)	30,721	932,997
DaVita, Inc. (a)	7,276	551,594
Health Net, Inc. (a)	5,160	156,967
Humana, Inc.	17,056	1,494,276
McKesson Corp.	42,266	3,292,944
Omnicare, Inc.	20,467	705,088
Tenet Healthcare Corp. (a)	418	2,144
UnitedHealth Group, Inc.	97,236	4,927,921
WellCare Health Plans, Inc. (a)	1,598	83,895
WellPoint, Inc.	27,897	1,848,176

		19,734,499

Hotels, Restaurants & Leisure 2.4%
Carnival Corp.	530	17,299
Darden Restaurants, Inc.	14,531	662,323
International Game Technology	54,402	935,714
Marriott International, Inc. Class A	19,147	558,518
McDonald’s Corp.	45,680	4,583,075
Starbucks Corp.	1,730	79,597
Wyndham Worldwide Corp.	35,121	1,328,628
Wynn Resorts, Ltd.	11,564	1,277,706
Yum! Brands, Inc.	50,830	2,999,478

		12,442,338

Household Durables 0.2%
Harman International Industries, Inc.	15,500	589,620
Leggett & Platt, Inc.	13,434	309,519

		899,139

Household Products 1.6%
Clorox Co. (The)	92	6,123
Colgate-Palmolive Co.	3,853	355,979
Kimberly-Clark Corp.	29,111	2,141,405
Procter & Gamble Co. (The)	82,263	5,487,765

		7,991,272

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The) (a)	23,271	275,529
Constellation Energy Group, Inc.	21,776	863,854

		1,139,383

	Shares	Value

Industrial Conglomerates 2.5%
3M Co.	42,233	$3,451,703
Danaher Corp.	1,523	71,642
General Electric Co.	315,077	5,643,029
Tyco International, Ltd.	75,165	3,510,957

		12,677,331

Insurance 3.4%
ACE, Ltd.	36,758	2,577,471
Aflac, Inc.	12,421	537,332
American Financial Group, Inc.	13,090	482,890
Berkshire Hathaway, Inc. Class B (a)	44,650	3,406,795
Chubb Corp. (The)	15,598	1,079,694
Fidelity National Financial, Inc. Class A	38,538	613,910
Hartford Financial Services Group, Inc. (The)	43,996	714,935
Lincoln National Corp.	31,578	613,245
Loews Corp.	3,231	121,647
Marsh & McLennan Cos., Inc.	2,833	89,579
MetLife, Inc.	34,591	1,078,547
Principal Financial Group, Inc.	49,042	1,206,433
Progressive Corp. (The)	1,570	30,631
Prudential Financial, Inc.	11,554	579,087
Reinsurance Group of America, Inc.	5,122	267,625
Torchmark Corp.	10,540	457,331
Travelers Cos., Inc. (The)	61,494	3,638,600
Unum Group	2,855	60,155

		17,555,907

Internet & Catalog Retail 0.2%
Amazon.com, Inc. (a)	3,650	631,815
Expedia, Inc.	10,473	303,927
Priceline.com, Inc. (a)	609	284,835

		1,220,577

Internet Software & Services 2.5%
Akamai Technologies, Inc. (a)	19,790	638,821
eBay, Inc. (a)	57,981	1,758,564
♦Google, Inc. Class A (a)	15,388	9,939,109
Monster Worldwide, Inc. (a)	6,259	49,634
VeriSign, Inc.	6,086	217,392

		12,603,520

IT Services 4.6%
Accenture PLC Class A	61,923	3,296,161
Alliance Data Systems Corp. (a)	8,825	916,388
Computer Sciences Corp.	25,371	601,293
Fidelity National Information Services, Inc.	18,175	483,273
Fiserv, Inc. (a)	20,114	1,181,496
Global Payments, Inc.	6,708	317,825
♦International Business Machines Corp.	65,747	12,089,558
Jack Henry & Associates, Inc.	5,567	187,107
MasterCard, Inc. Class A	4,659	1,736,968
SAIC, Inc. (a)	60,568	744,381
Total System Services, Inc.	36,187	707,818

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-65

Portfolio of Investments December 31, 2011 (continued)

	Shares	Value

Common Stocks (continued)
IT Services (continued)
Visa, Inc. Class A	5,277	$535,774
Western Union Co. (The)	44,461	811,858

		23,609,900

Leisure Equipment & Products 0.1%
Polaris Industries, Inc.	12,336	690,569

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc. (a)	45,929	1,604,300
Covance, Inc. (a)	10,498	479,969
Thermo Fisher Scientific, Inc. (a)	1,916	86,162

		2,170,431

Machinery 1.7%
AGCO Corp. (a)	5,843	251,074
Caterpillar, Inc.	22,588	2,046,473
Cummins, Inc.	12,379	1,089,600
Dover Corp.	5,961	346,036
Ingersoll-Rand PLC	1,730	52,713
PACCAR, Inc.	41,814	1,566,770
Parker Hannifin Corp.	23,224	1,770,830
SPX Corp.	4,545	273,927
Wabtec Corp.	986	68,971
Xylem, Inc.	41,234	1,059,301

		8,525,695

Marine 0.1%
Kirby Corp. (a)	8,080	531,987

Media 3.6%
Cablevision Systems Corp. Class A	2,631	37,413
CBS Corp. Class B	58,544	1,588,884
Comcast Corp. Class A	211,405	5,012,413
DIRECTV Class A (a)	80,445	3,439,828
Gannett Co., Inc.	31,396	419,764
Interpublic Group of Cos., Inc. (The)	64,197	624,637
McGraw-Hill Cos., Inc. (The)	45,773	2,058,412
News Corp. Class A	44,526	794,344
Omnicom Group, Inc.	7,501	334,395
Time Warner Cable, Inc.	30,008	1,907,609
Viacom, Inc. Class B	1,052	47,771
Walt Disney Co. (The)	49,944	1,872,900
Washington Post Co. Class B	509	191,796

		18,330,166

Metals & Mining 0.8%
Freeport-McMoRan Copper & Gold, Inc.	63,638	2,341,242
Newmont Mining Corp.	16,540	992,565
Nucor Corp.	8,024	317,510
Steel Dynamics, Inc.	17,213	226,351

		3,877,668

	Shares	Value

Multi-Utilities 1.4%
Alliant Energy Corp.	8,741	$385,565
Ameren Corp.	30,980	1,026,367
CenterPoint Energy, Inc.	38,176	766,956
Consolidated Edison, Inc.	41,730	2,588,512
DTE Energy Co.	27,160	1,478,862
NSTAR	9,649	453,117
OGE Energy Corp.	966	54,782
Xcel Energy, Inc.	8,784	242,790

		6,996,951

Multiline Retail 1.1%
Big Lots, Inc. (a)	14,823	559,716
J.C. Penney Co., Inc.	11,760	413,364
Kohl’s Corp.	30,670	1,513,565
Macy’s, Inc.	13,406	431,405
Nordstrom, Inc.	634	31,516
Target Corp.	53,301	2,730,077

		5,679,643

Oil, Gas & Consumable Fuels 11.3%
Anadarko Petroleum Corp.	8,906	679,795
Apache Corp.	10,850	982,793
Arch Coal, Inc.	18,806	272,875
♦Chevron Corp.	113,330	12,058,312
ConocoPhillips	96,433	7,027,073
CONSOL Energy, Inc.	19,830	727,761
Denbury Resources, Inc. (a)	1,097	16,565
Devon Energy Corp.	1,569	97,278
EOG Resources, Inc.	6,646	654,698
♦ExxonMobil Corp.	246,236	20,870,963
Hess Corp.	19,550	1,110,440
HollyFrontier Corp.	26,146	611,816
Marathon Oil Corp.	73,276	2,144,789
Marathon Petroleum Corp.	60,694	2,020,503
Murphy Oil Corp.	19,604	1,092,727
Occidental Petroleum Corp.	46,736	4,379,163
Plains Exploration & Production Co. (a)	7,545	277,052
Tesoro Corp. (a)	24,831	580,052
Valero Energy Corp.	93,322	1,964,428

		57,569,083

Paper & Forest Products 0.3%
Domtar Corp.	6,449	515,662
International Paper Co.	31,930	945,128

		1,460,790

Pharmaceuticals 5.7%
Abbott Laboratories	74,901	4,211,683
Bristol-Myers Squibb Co.	2,002	70,550
Eli Lilly & Co.	107,490	4,467,284
Endo Pharmaceuticals Holdings, Inc. (a)	9,292	320,853
Forest Laboratories, Inc. (a)	7,827	236,845
Johnson & Johnson	83,713	5,489,899

M-66	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Pharmaceuticals (continued)
Merck & Co., Inc.	114,253	$4,307,338
♦Pfizer, Inc.	469,081	10,150,913

		29,255,365

Professional Services 0.1%
Robert Half International, Inc.	12,351	351,510
Towers Watson & Co. Class A	5,726	343,159

		694,669

Real Estate Investment Trusts 0.5%
American Campus Communities, Inc.	6,258	262,586
Host Hotels & Resorts, Inc.	16,696	246,600
Public Storage	7,926	1,065,730
Rayonier, Inc.	9,380	418,629
Simon Property Group, Inc.	1,801	232,221
Taubman Centers, Inc.	1,956	121,468

		2,347,234

Real Estate Management & Development 0.1%
CBRE Group, Inc. (a)	20,499	311,995
Jones Lang LaSalle, Inc.	2,889	176,980

		488,975

Road & Rail 1.7%
CSX Corp.	136,217	2,868,730
Norfolk Southern Corp.	49,749	3,624,712
Ryder System, Inc.	11,312	601,120
Union Pacific Corp.	12,985	1,375,631

		8,470,193

Semiconductors & Semiconductor Equipment 2.7%
Applied Materials, Inc.	27,567	295,243
Broadcom Corp. Class A (a)	72,334	2,123,726
Intel Corp.	288,417	6,994,112
Lam Research Corp. (a)	1,260	46,645
LSI Corp. (a)	61,717	367,216
Micron Technology, Inc. (a)	201,103	1,264,938
Novellus Systems, Inc. (a)	15,370	634,627
NVIDIA Corp. (a)	105,322	1,459,763
Teradyne, Inc. (a)	40,852	556,813

		13,743,083

Software 3.8%
Adobe Systems, Inc. (a)	13,705	387,440
Autodesk, Inc. (a)	9,206	279,218
BMC Software, Inc. (a)	5,237	171,669
CA, Inc.	4,494	90,846
Cadence Design Systems, Inc. (a)	48,108	500,323
♦Microsoft Corp.	422,434	10,966,387
Oracle Corp.	170,681	4,377,968
Symantec Corp. (a)	129,107	2,020,524
Synopsys, Inc. (a)	25,644	697,517

		19,491,892

	Shares	Value

Specialty Retail 3.4%
Advance Auto Parts, Inc.	13,064	$909,646
AutoZone, Inc. (a)	4,864	1,580,654
Bed Bath & Beyond, Inc. (a)	34,864	2,021,066
Best Buy Co., Inc.	30,722	717,973
Dick’s Sporting Goods, Inc.	16,779	618,810
Foot Locker, Inc.	27,090	645,826
GameStop Corp. Class A (a)	22,279	537,592
Gap, Inc. (The)	62,987	1,168,409
Home Depot, Inc. (The)	90,920	3,822,277
Limited Brands, Inc.	12,325	497,314
Lowe’s Cos., Inc.	39,714	1,007,941
O’Reilly Automotive, Inc. (a)	25,808	2,063,350
PetSmart, Inc.	19,874	1,019,337
Staples, Inc.	17,389	241,533
Williams-Sonoma, Inc.	14,068	541,618

		17,393,346

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	6,698	408,846
PVH Corp.	9,793	690,309
Ralph Lauren Corp.	5,492	758,335
VF Corp.	9,286	1,179,229

		3,036,719

Thrifts & Mortgage Finance 0.0%‡
Hudson City Bancorp, Inc.	19,713	123,206
New York Community Bancorp, Inc.	168	2,078

		125,284

Tobacco 1.7%
Altria Group, Inc.	3,859	114,420
Lorillard, Inc.	337	38,418
♦Philip Morris International, Inc.	107,313	8,421,924

		8,574,762

Trading Companies & Distributors 0.2%
W.W. Grainger, Inc.	6,714	1,256,794

Wireless Telecommunication Services 0.1%
MetroPCS Communications, Inc. (a)	30,770	267,084
Sprint Nextel Corp. (a)	130,351	305,021

		572,105

Total Common Stocks (Cost $466,261,766)		506,702,138

Exchange Traded Fund 0.6% (b)
S&P 500 Index—SPDR Trust Series 1	23,016	2,888,508

Total Exchange Traded Fund (Cost $2,835,472)		2,888,508

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-67

Portfolio of Investments December 31, 2011 (continued)

	Principal Amount	Value

Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $10,591 (Collateralized by a Federal National Mortgage Association security with a rate of 1.00% and a maturity date of 12/5/14, with a Principal Amount of $15,000 and a Market Value of $15,019)	$10,591	$10,591

Total Short-Term Investment (Cost $10,591)		10,591

Total Investments (Cost $469,107,829) (c)	100.0%	509,601,237
Other Assets, Less Liabilities	0.0 ‡	176,848
Net Assets	100.0%	$509,778,085
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	At December 31, 2011, cost is $480,969,085 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$44,207,972
Gross unrealized depreciation	(15,575,820)

Net unrealized appreciation	$28,632,152

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$506,702,138	$—	$—	$506,702,138
Exchange Traded Fund	2,888,508	—	—	2,888,508
Short-Term Investment
Repurchase Agreement	—	10,591	—	10,591

Total Investments in Securities	$509,590,646	$10,591	$—	$509,601,237

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-68	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $469,107,829)	$509,601,237
Receivables:
Dividends and interest	638,932
Investment securities sold	304,821
Fund shares sold	35,658
Other assets	8,158

Total assets	510,588,806

Liabilities
Payables:
Investment securities purchased	304,293
Manager (See Note 3)	236,957
Fund shares redeemed	163,609
Professional fees	47,014
Shareholder communication	41,725
NYLIFE Distributors (See Note 3)	12,014
Custodian	2,704
Trustees	975
Accrued expenses	1,430

Total liabilities	810,721

Net assets	$509,778,085

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$31,848
Additional paid-in capital	650,865,928

650,897,776
Undistributed net investment income	8,466,799
Accumulated net realized gain (loss) on investments	(190,079,898)
Net unrealized appreciation (depreciation) on investments	40,493,408

Net assets	$509,778,085

Initial Class
Net assets applicable to outstanding shares	$452,848,981

Shares of beneficial interest outstanding	28,275,899

Net asset value per share outstanding	$16.02

Service Class
Net assets applicable to outstanding shares	$56,929,104

Shares of beneficial interest outstanding	3,571,915

Net asset value per share outstanding	$15.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-69

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Dividends	$12,146,927
Interest	30

Total income	12,146,957

Expenses
Manager (See Note 3)	3,240,209
Distribution and service—Service Class (See Note 3)	155,677
Shareholder communication	123,748
Professional fees	79,550
Custodian	33,323
Trustees	16,374
Miscellaneous	26,650

Total expenses	3,675,531

Net investment income (loss)	8,471,426

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	35,820,919
Net change in unrealized appreciation (depreciation) on investments	(35,010,452)

Net realized and unrealized gain (loss) on investments	810,467

Net increase (decrease) in net assets resulting from operations	$9,281,893

M-70	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,471,426	$8,309,849
Net realized gain (loss) on investments	35,820,919	36,165,303
Net change in unrealized appreciation (depreciation) on investments	(35,010,452)	30,987,612

Net increase (decrease) in net assets resulting from operations	9,281,893	75,462,764

Dividends to shareholders:
From net investment income:
Initial Class	(7,500,653)	(8,982,888)
Service Class	(759,825)	(864,856)

Total dividends to shareholders	(8,260,478)	(9,847,744)

Capital share transactions:
Net proceeds from sale of shares	28,945,141	56,718,385
Net asset value of shares issued to shareholders in reinvestment of dividends	8,260,478	9,847,744
Cost of shares redeemed	(168,860,077)	(127,479,442)

Increase (decrease) in net assets derived from capital share transactions	(131,654,458)	(60,913,313)

Net increase (decrease) in net assets	(130,633,043)	4,701,707

Net Assets
Beginning of year	640,411,128	635,709,421

End of year	$509,778,085	$640,411,128

Undistributed net investment income at end of year	$8,466,799	$8,271,279

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-71

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$16.04	$14.48	$12.06	$23.60	$24.51

Net investment income (loss)	0.25 (a)	0.20 (a)	0.21 (a)	0.22	0.32 (a)
Net realized and unrealized gain (loss) on investments	(0.02)	1.60	2.48	(8.72)	1.01

Total from investment operations	0.23	1.80	2.69	(8.50)	1.33

Less dividends and distributions:
From net investment income	(0.25)	(0.24)	(0.27)	(0.30)	(0.32)
From net realized gain on investments	—	—	—	(2.74)	(1.92)

Total dividends and distributions	(0.25)	(0.24)	(0.27)	(3.04)	(2.24)

Net asset value at end of year	$16.02	$16.04	$14.48	$12.06	$23.60

Total investment return	1.57%	12.60%	22.40%	(36.39%)	5.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	1.40%	1.66%	1.44%	1.26%
Net expenses	0.59%	0.61%	0.60%	0.56%	0.50%
Portfolio turnover rate	102%	107%	100%	111%	105%
Net assets at end of year (in 000’s)	$452,849	$574,582	$573,296	$585,158	$932,918

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of year	$15.96	$14.41		$12.00	$23.48	$24.41

Net investment income (loss)	0.21 (a)	0.17	(a)	0.17 (a)	0.23	0.25 (a)
Net realized and unrealized gain (loss) on investments	(0.02)	1.59		2.47	(8.72)	1.02

Total from investment operations	0.19	1.76		2.64	(8.49)	1.27

Less dividends and distributions:
From net investment income	(0.21)	(0.21)		(0.23)	(0.25)	(0.28)
From net realized gain on investments	—	—		—	(2.74)	(1.92)

Total dividends and distributions	(0.21)	(0.21)		(0.23)	(2.99)	(2.20)

Net asset value at end of year	$15.94	$15.96		$14.41	$12.00	$23.48

Total investment return	1.31%	12.32%		22.08%	(36.55%)	4.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%	1.15	% (a)	1.39%	1.18%	1.01%
Net expenses	0.84%	0.86%		0.85%	0.81%	0.75%
Portfolio turnover rate	102%	107%		100%	111%	105%
Net assets at end of year (in 000’s)	$56,929	$65,829		$62,413	$51,434	$83,279

(a)	Per share data based on average shares outstanding during the year.

M-72	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2011

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	2.90%	4.33%	5.07%	0.88%
Service Class Shares	2.65	4.07	4.80	1.13

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	2.11%	–0.25%	2.01%
MSCI EAFE® Index[3]	–12.14	–4.72	–0.79
Barclays Capital U.S. Aggregate Bond Index[3]	7.84	6.50	6.30
Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio[4]	1.93	3.07	3.77

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%–40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-73

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$986.70	$0.20	$1,025.00	$0.20

Service Class Shares	$1,000.00	$985.50	$1.45	$1,023.70	$1.48

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.04% for Initial Class and 0.29% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-74	MainStay VP Conservative Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2011 (Unaudited)

See Portfolio of Investments on page M-78 for specific holdings within these categories.

mainstayinvestments.com	M-75

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP Conservative Allocation Portfolio returned 2.90% for Initial Class shares and 2.65% for Service Class shares. Over the same period, both share classes outperformed the 1.93% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Conservative Portfolio and the 2.11% return of the S&P 500® Index.2 The S&P 500® Index is the Portfolio’s broad-based securities-market index. Both share classes outperformed the –12.14% return of the MSCI EAFE® Index,2 which is the secondary benchmark for the Portfolio. Both share classes underperformed the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index,2 which is an additional benchmark for the Portfolio.

Were any changes made to the Portfolio’s day-to-day management during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Portfolio. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a port- folio manager for the Portfolio. Jonathan Swaney continues to serve as a portfolio manager for the Portfolio.

What factors affected the Portfolio’s relative perfor- mance during the reporting period?

During the reporting period, our efforts to manage asset class exposure contributed positively to the Portfolio’s relative returns. We persistently preferred Underlying Portfolios/Funds that in- vest in stocks of U.S. companies to those that invest in foreign issuers, and this positioning helped relative performance. Within the allocation ranges outlined in the Prospectus, we maintained a slightly higher-than-normal allocation to Underlying Equity Portfolios/Funds and a slightly lower-than-normal allocation to Underlying Fixed Income Portfolios/Funds through the early part of 2011, before softening economic conditions caused us to retreat to a neutral posture. By late summer, equities had sold off considerably in response to the growing debt crisis, and we again began to add slightly to the Portfolio’s equity exposure on the belief that conditions were better than the market perceived. Our timing was by no means perfect, but it nevertheless added to returns. A reliance on Underlying Portfolios/Funds with larger-cap growth-oriented stocks over those with mid- and small-cap value stocks also helped relative performance.

The duration posture of the fixed-income portion of the Portfolio detracted slightly from the Portfolio’s relative performance. Wary of the very low yields available on Treasury securities, we maintained a position in cash and allocated heavily to short-duration instruments through Underlying Portfolios such as MainStay VP Floating Rate Portfolio. As investors flocked to the perceived safety of U.S. Treasury securities, interest rates declined and these positions were unsuccessful.

While the Portfolio’s primary benchmark, the S&P 500®, consists entirely of large-capitalization U.S. stocks, the Portfolio’s Underlying Portfolio/Fund investments provided exposure to small- and mid-cap stocks both domestically and abroad. The Portfolio also invests in underlying Portfolios/Funds that hold high-yield bonds and bank loans that are not included in the Barclays Capital U.S. Aggregate Bond Index. These exposure differences contributed to the Portfolio’s relative performance.

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of informa- tion, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposure, credit quality and duration.3 We also examined the attributes of the Underlying Portfolios’/Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. Generally speaking, we sought to invest in Underlying Portfolios/Funds that occupied attractively valued segments of the market, invested in fairly priced securities enjoying strong price and earnings momentum, and were steered by individuals who have consistently demonstrated their mettle in the past.

As previously noted, the Portfolio’s allocation to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we gave mild emphasis to three themes. First, we viewed large-capitali- zation stocks favorably relative to their small-cap counterparts, as we perceived the former to be more attractively valued, to have superior access to capital and to be better positioned to benefit from growth in the developing world. Second, the Port- folio reflected a preference for growth stocks over value stocks, as we anticipated a slower rate of earnings increases (a “growth scarcity”) and greater investor appreciation for companies with a continued ability to drive profitability higher. Third, embedded in the Portfolio was a bias for U.S. stocks over those of other developed markets that must struggle with deleveraging issues even greater than those of the United States.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-76	MainStay VP Conservative Allocation Portfolio

The fixed-income portion of the Portfolio maintained a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index, the Portfolio’s fixed-income benchmark. The Portfolio was also heavily tilted toward corporate bonds instead of government-backed issues. This positioning reflected our view that corporations have improved the quality of their balance sheets significantly in recent years by reducing leverage, accumulating cash and controlling operating costs. We anticipated that corporate default rates would remain low for the next few years. If this happens, we believe that the higher yields available on corporate bonds may prove attractive.

How did the Portfolio’s allocations change over the course of the reporting period?

The largest change was a shift out of MainStay High Yield Opportunities Fund, MainStay VP Bond Portfolio, and MainStay Intermediate Term Bond Fund into MainStay VP Flexible Bond Opportunities Portfolio. MainStay VP Flexible Bond Opportunities Portfolio is a multisector bond Portfolio that can move among security types somewhat more nimbly than is possible at the “fund of funds” level.

We reduced exposure to quantitatively managed strategies by reallocating assets from MainStay VP Common Stock Portfolio and MainStay VP Mid Cap Core Portfolio into MainStay MAP Fund and MainStay VP Large Cap Growth Portfolio. Historically, the Portfolio has had rather substantial holdings among quan-titatively managed Underlying Portfolios/Funds. Over the past several months, however, those positions have been further diversified across nonquantitative management styles.

Two new holdings are also noteworthy. We established a position in the MainStay VP Cash Management Portfolio to shorten the duration of the Portfolio as protection against a potential rise in interest rates. The new position also served as a liquid facility for adjusting the Portfolio’s overall mix of exposure to stocks and bonds. We also added MainStay Epoch International Small Cap Fund during the reporting period to provide access to an additional market segment.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, the highest total returns came from MainStay 130/30 Core Fund and MainStay VP Common Stock Portfolio. The lowest total returns came from Underlying Portfolios/Funds that invest overseas: MainStay Epoch International Small Cap Fund and MainStay VP International Equity Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The strongest contributions to the Portfolio’s performance came from MainStay VP Mid Cap Core Portfolio and MainStay 130/30 Core Fund. (Contributions take weightings and total returns into account.) These contributions were due in part to the periods during which these positions had their largest exposure in the Portfolio.

The greatest detractors from the Portfolio’s performance were MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. These contributions were affected by the size of the positions and variations in their weightings over the course of the reporting period.

What factors and risks affected the Portfolio’s Underlying Fixed Income Portfolio/Fund investments during the reporting period?

As previously stated, the Portfolio maintained a slightly short duration relative to the Barclays Capital U.S. Aggregate Bond Index in 2011. It also favored credit instruments over government bonds throughout the reporting period. While this was an advantageous posture at times, the flight to quality (or movement toward securities perceived to have lower risk) during the summer in response to the escalating sovereign debt crisis caused this positioning to be generally unproductive. We continued to maintain a positive outlook on corporate bonds over U.S. Treasurys at the end of the reporting period.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Interest rates finished the reporting period markedly lower than they were at the beginning of 2011. Accordingly, Underlying Portfolios/Funds that invested in long-maturity bonds generally did better than those that focused on securities with shorter durations. The return on cash investments was little more than zero, and most Underlying Short Term Bond Portfolios/Funds failed to deliver returns much greater than that. Credit instruments and high-grade bonds moved in different directions during 2011, and the lowest-quality instruments trailed high-quality issues by a relatively wide margin.

Which Underlying Fixed Income Portfolios/Funds made the strongest contributions to the Portfolio’s perfor- mance, and which Underlying Fixed Income Portfo- lios/Funds were the greatest detractors?

A large position in MainStay VP Bond Portfolio added signifi- cantly to the Portfolio’s return during the reporting period. Hold- ings of MainStay Intermediate Term Bond Fund also made a positive contribution. During the reporting period, positions in MainStay VP Flexible Bond Opportunities Portfolio and MainStay VP Convertible Portfolio detracted slightly from the Portfolio’s performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-77

Portfolio of Investments December 31, 2011

	Shares	Value

Affiliated Investment Companies 99.8% †
Equity Funds 41.6%
MainStay 130/30 Core Fund Class I (a)	6,303,662	$46,016,729
MainStay 130/30 International Fund Class I	662,349	3,934,355
MainStay Epoch Global Choice Fund Class I	11,770	169,841
MainStay Epoch International Small Cap Fund Class I	324,852	5,142,401
MainStay Epoch U.S. All Cap Fund Class I	1,035,151	23,363,365
MainStay ICAP Equity Fund Class I	842,628	30,233,487
MainStay ICAP International Fund Class I	350,404	9,222,623
MainStay MAP Fund Class I	1,586,984	48,910,844
MainStay VP ICAP Select Equity Portfolio Initial Class	416,509	5,062,559
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	2,460,437	36,709,102
MainStay VP Mid Cap Core Portfolio Initial Class	457,111	5,209,065
MainStay VP U.S. Small Cap Portfolio Initial Class	649,906	5,824,296

Total Equity Funds (Cost $222,588,176)		219,798,667

Fixed Income Funds 58.2%
MainStay High Yield Opportunities Fund Class I	544,316	5,916,710
MainStay Intermediate Term Bond Fund Class I	1,977,331	21,078,346
MainStay VP Bond Portfolio Initial Class (a)	10,470,853	156,720,370
MainStay VP Cash Management Portfolio Initial Class	12,936,046	12,935,748

	Shares	Value

Fixed Income Funds (continued)
MainStay VP Convertible Portfolio Initial Class	470,488	$5,215,484
MainStay VP Flexible Bond Opportunities Portfolio Initial Class (a)	5,189,353	49,835,478
MainStay VP Floating Rate Portfolio Initial Class (a)	4,817,331	43,686,996
MainStay VP High Yield Corporate Bond Portfolio Initial Class	1,281,776	12,199,123

Total Fixed Income Funds (Cost $303,664,183)		307,588,255

Total Investments (Cost $526,252,359) (c)	99.8%	527,386,922
Other Assets, Less Liabilities	0.2	872,907
Net Assets	100.0%	$528,259,829

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	At December 31, 2011, cost is $528,276,425 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$5,699,362
Gross unrealized depreciation	(6,588,865)

Net unrealized depreciation	$(889,503)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$219,798,667	$—	$—	$219,798,667
Fixed Income Funds	307,588,255	—	—	307,588,255

Total Investments in Securities	$527,386,922	$—	$—	$527,386,922

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-78	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in affiliated investment companies, at value (identified cost $526,252,359)	$527,386,922
Receivables:
Fund shares sold	1,114,805
Other assets	8,481

Total assets	528,510,208

Liabilities
Payables:
NYLIFE Distributors (See Note 3)	108,238
Fund shares redeemed	69,414
Shareholder communication	37,043
Professional fees	33,263
Trustees	982
Custodian	832
Accrued expenses	607

Total liabilities	250,379

Net assets	$528,259,829

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$46,828
Additional paid-in capital	504,914,148

504,960,976
Undistributed net investment income	12,579,553
Accumulated net realized gain (loss) on investments	9,584,737
Net unrealized appreciation (depreciation) on investments	1,134,563

Net assets	$528,259,829

Initial Class
Net assets applicable to outstanding shares	$9,472,273

Shares of beneficial interest outstanding	834,644

Net asset value per share outstanding	$11.35

Service Class
Net assets applicable to outstanding shares	$518,787,556

Shares of beneficial interest outstanding	45,993,520

Net asset value per share outstanding	$11.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-79

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$11,961,156

Expenses
Distribution and service—Service Class (See Note 3)	1,168,208
Shareholder communication	92,107
Professional fees	61,295
Trustees	13,071
Custodian	7,230
Miscellaneous	17,274

Total expenses	1,359,185

Net investment income (loss)	10,601,971

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	30,071,460
Realized capital gain distributions from affiliated investment companies	6,898,165

Net realized gain (loss) on investments from affiliated investment companies	36,969,625

Net change in unrealized appreciation (depreciation) on investments	(36,055,223)

Net realized and unrealized gain (loss) on investments	914,402

Net increase (decrease) in net assets resulting from operations	$11,516,373

M-80	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,601,971	$8,647,224
Net realized gain (loss) on investments from affiliated investment companies	36,969,625	8,168,055
Net change in unrealized appreciation (depreciation) on investments	(36,055,223)	23,382,083

Net increase (decrease) in net assets resulting from operations	11,516,373	40,197,362

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(190,473)	(190,594)
Service Class	(10,069,305)	(8,614,894)

	(10,259,778)	(8,805,488)

From net realized gain on investments:
Initial Class	(34,457)	—
Service Class	(1,976,098)	—

	(2,010,555)	—

Total dividends and distributions to shareholders	(12,270,333)	(8,805,488)

Capital share transactions:
Net proceeds from sale of shares	172,204,839	122,390,834
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	12,270,333	8,805,488
Cost of shares redeemed	(71,822,389)	(44,361,127)

Increase (decrease) in net assets derived from capital share transactions	112,652,783	86,835,195

Net increase (decrease) in net assets	111,898,823	118,227,069

Net Assets
Beginning of year	416,361,006	298,133,937

End of year	$528,259,829	$416,361,006

Undistributed net investment income at end of year	$12,579,553	$10,259,769

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-81

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$11.34	$10.37	$8.89	$11.01	$10.68

Net investment income (loss)	0.28 (a)	0.29 (a)	0.34 (a)	0.32 (a)	0.30
Net realized and unrealized gain (loss) on investments	0.03	0.95	1.63	(2.35)	0.50

Total from investment operations	0.31	1.24	1.97	(2.03)	0.80

Less dividends and distributions:
From net investment income	(0.25)	(0.27)	(0.31)	(0.01)	(0.30)
From net realized gain on investments	(0.05)	—	(0.18)	(0.08)	(0.17)

Total dividends and distributions	(0.30)	(0.27)	(0.49)	(0.09)	(0.47)

Net asset value at end of year	$11.35	$11.34	$10.37	$8.89	$11.01

Total investment return	2.90%	12.03%	22.28%	(18.41%)	7.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%	2.66%	3.54%	3.16%	3.28%
Net expenses (b)	0.04%	0.05%	0.05%	0.06%	0.09%
Expenses (before waiver/reimbursement) (b)	0.04%	0.05%	0.05%	0.06%	0.08%
Portfolio turnover rate	62%	26%	38%	44%	11%
Net assets at end of year (in 000’s)	$9,472	$8,123	$6,827	$3,984	$2,644

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-82	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$11.28	$10.33	$8.86	$10.99	$10.67

Net investment income (loss)	0.25 (a)	0.27 (a)	0.33 (a)	0.30 (a)	0.26
Net realized and unrealized gain (loss) on investments	0.03	0.94	1.61	(2.35)	0.51

Total from investment operations	0.28	1.21	1.94	(2.05)	0.77

Less dividends and distributions:
From net investment income	(0.23)	(0.26)	(0.29)	(0.00)‡	(0.28)
From net realized gain on investments	(0.05)	—	(0.18)	(0.08)	(0.17)

Total dividends and distributions	(0.28)	(0.26)	(0.47)	(0.08)	(0.45)

Net asset value at end of year	$11.28	$11.28	$10.33	$8.86	$10.99

Total investment return	2.65%	11.75%	21.93%	(18.62%)	7.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.23%	2.47%	3.39%	2.95%	3.48%
Net expenses (b)	0.29%	0.30%	0.30%	0.31%	0.34%
Expenses (before waiver/reimbursement) (b)	0.29%	0.30%	0.30%	0.31%	0.33%
Portfolio turnover rate	62%	26%	38%	44%	11%
Net assets at end of year (in 000’s)	$518,788	$408,238	$291,307	$209,443	$180,682

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-83

MainStay VP Convertible Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2011

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	–4.75%	4.32%	5.68%	0.66%
Service Class Shares[3]	–4.99	4.06	5.41	0.91

Benchmark Performance	One Year	Five Years	Ten Years
Bank of America Merrill Lynch All U.S. Convertible Index[4]	–5.18%	2.10%	4.88%
Average Lipper Convertible Securities Fund[5]	–5.57	1.90	4.95

1.	Performance figures shown for the ten-year period ended December 31, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.67% for Initial Class shares and 5.40% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-84	MainStay VP Convertible Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$908.70	$3.13	$1,021.90	$3.31

Service Class Shares	$1,000.00	$907.50	$4.33	$1,020.70	$4.58

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.65% for Initial Class and 0.90% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com	M-85

Portfolio Composition as of December 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-88 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2011 (excluding short-term investment)

1.	JPMorgan Chase & Co., 1.50%, due 6/25/15

2.	Apache Corp., 6.00%

3.	BioMarin Pharmaceutical, Inc., 1.875%, due 4/23/17

4.	Biovail Corp., 5.375%, due 8/1/14

5.	EMC Corp., 1.75%, due 12/1/13
6.	Allegheny Technologies, Inc., 4.25%, due 6/1/14

7.	St. Mary Land & Exploration Co., 3.50%, due 4/1/27

8.	Incyte Corp., Ltd., 4.75%, due 10/1/15

9.	ViroPharma, Inc., 2.00%, due 3/15/17

10.	Gilead Sciences, Inc., 1.00%, due 5/1/14

M-86	MainStay VP Convertible Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Convertible Portfolio perform relative to its peers and its benchmark for the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP Convertible Portfolio returned –4.75% for Initial Class shares and –4.99% for Service Class shares. Both share classes outperformed the –5.57% return of the average Lipper1 Convertible Securities Fund and the –5.18% return of the Bank of America Merrill Lynch All U.S. Convertible Index1 for the 12 months ended December 31, 2011. The Bank of America Merrill Lynch All U.S. Convertible Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative perfor-

mance during the reporting period?

The Portfolio’s relative performance during 2011 was largely due to the Portfolio’s higher delta2 (or equity sensitivity) in relation to a majority of its peers and compared to its benchmark, the Bank of America Merrill Lynch All U.S. Convertibles Index. The Portfolio performed well early in the year, when equity markets rose—and poorly during the summer, when equity markets dropped. Late in the year, the Portfolio performed well as stocks rallied and several securities in the Portfolio performed particularly strongly for security-specific reasons.

Which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

The biotechnology industry made the strongest contribution to the Portfolio’s performance, largely on the strength of holdings in convertible bonds of Biomarin Pharmaceuticals and Viropharma Pharmaceuticals. (Contributions take weightings and total returns into account.) Another strong contributor to the Portfolio’s performance was the technology sector. The Portfolio’s convertible bond positions in computer company Cadence Design Systems and semiconductor company Microchip Tech- nology were strong contributors to the Portfolio’s performance during the reporting period. The media sector also performed well for us. The convertible preferred shares of Nielsen Holdings N.V. were among our top performers as investors were attracted to these securities because the company was viewed as relatively unlikely to be affected by the economic cycle.

The weakest-contributing sector to the Portfolio’s performance during the reporting period was financials. The sector was the weakest in the convertible market overall, and it suffered from continuing concerns about the real estate collapse and the European sovereign debt crisis. Although the Portfolio was sub- stantially underweight the financials sector, unfavorable results had a significant impact on the Portfolio’s performance. The second-weakest contributor was the airlines industry, which was affected by the rising price of crude oil. Jet fuel is the second largest input cost for airlines after labor. The Portfolio’s position in convertible bonds of AMR Corp. detracted from the Portfolio’s relative performance. Another weak contributor to the Portfolio’s performance during the reporting period was the automotive industry. The convertible bonds of General Motors performed poorly during 2011, as financial uncertainty in Europe left investors concerned about the company’s prospects.

Did the Portfolio make any significant purchases or sales during the reporting period?

We purchased convertible preferred shares of information measurement company Nielsen Holdings N.V. following the company’s initial public offering in January. We believed that the company’s business would provide relatively predictable returns without significant macroeconomic risks. The Portfolio initiated a position in the convertible bonds of MGM Resorts International during the year. We expected results in the com- pany’s core Las Vegas market to improve as the economy continued to grow, albeit at a slow pace.

The Portfolio sold its position in the convertible bonds of oil & gas services company Core Laboratories, scientific instruments company Thermo Fisher Scientific and energy equipment provider Cameron International after all three bonds were called by their issuers. All three bond holdings were significant positions in the Fund.

How did the Portfolio’s sector weightings change over the course of the reporting period?

When the convertible bonds of Core Laboratories and Cameron International were called, the Portfolio’s weighting in the energy sector decreased slightly. These sales were somewhat offset by smaller energy-related purchases. During the reporting period, we slightly increased the Portfolio’s weighting in the technology sector. Several small purchases in the sector were offset by some sales. We decreased the Portfolio’s weighting in the transportation sector with the sale of AMR Corp. bonds both before and after the company’s bankruptcy filing.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the Portfolio was overweight relative to the Bank of America Merrill Lynch All U.S. Convertible Index in the energy and health care sectors. As of the same date, the Portfolio held a market-neutral weighting in the technology, materials and consumer discretionary sectors. As of December 31, 2011, the Portfolio was underweight in financials.

1.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Delta is a measure of the relationship of the price of a derivative to the price of an underlying security. For a call option, a delta of 0.60 means that the premium will rise 60 cents for every dollar the stock price rises. For a put option, delta is typically negative, and the premium tends to decline as the stock price rises. When nearing expiration, an in-the-money call option tends to approach 1.00 (and a put option tends to approach –1.00).

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-87

Portfolio of Investments December 31, 2011

	Principal Amount	Value

Convertible Securities 85.5%† Convertible Bonds 71.4%
Aerospace & Defense 1.4%
GenCorp, Inc. 4.063%, due 12/31/39	$5,218,000	$4,728,812
Kaman Corp. 3.25%, due 11/15/17 (a)	1,783,000	1,872,150

		6,600,962

Apparel 0.3%
Iconix Brand Group, Inc. 2.50%, due 6/1/16 (a)	1,585,000	1,507,731

Auto Manufacturers 0.2%
Ford Motor Co. 4.25%, due 11/15/16	769,000	1,106,399

Auto Parts & Equipment 0.5%
ArvinMeritor, Inc. 4.00%, due 2/15/27	3,565,000	2,317,250

Banks 3.2%
♦JPMorgan Chase & Co. 1.50%, due 6/25/15 (a)	11,715,347	15,627,101

Biotechnology 5.7%
Amgen, Inc. 0.375%, due 2/1/13	5,952,000	6,004,080
♦Gilead Sciences, Inc. 1.00%, due 5/1/14	7,964,000	8,760,400
♦Incyte Corp., Ltd. 4.75%, due 10/1/15	5,295,000	9,954,600
InterMune, Inc. 2.50%, due 9/15/18	3,999,000	2,989,252

		27,708,332

Coal 2.4%
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	3,111,000	2,908,785
Peabody Energy Corp. 4.75%, due 12/15/66	8,441,000	8,652,025

		11,560,810

Commercial Services 1.4%
Hertz Global Holdings, Inc. 5.25%, due 6/1/14	2,257,000	3,523,741
Sotheby’s 3.125%, due 6/15/13	2,844,000	3,231,495

		6,755,236

	Principal Amount	Value

Computers 3.8%
♦EMC Corp. 1.75%, due 12/1/13	$7,305,000	$10,519,200
Mentor Graphics Corp. 4.00%, due 4/1/31 (a)	1,251,000	1,271,329
Quantum Corp. 3.50%, due 11/15/15	2,020,000	1,939,200
SanDisk Corp. 1.50%, due 8/15/17	4,284,000	5,065,830

		18,795,559

Distribution & Wholesale 0.7%
WESCO International, Inc. 6.00%, due 9/15/29	1,763,000	3,576,686

Diversified Financial Services 1.1%
Air Lease Corp. 3.875%, due 12/1/18 (a)	5,120,000	5,235,200

Electronics 1.0%
TTM Technologies, Inc. 3.25%, due 5/15/15	4,539,000	4,754,603

Energy—Alternate Sources 1.2%
Covanta Holding Corp. 3.25%, due 6/1/14	5,760,000	6,033,600

Entertainment 1.2%
International Game Technology 3.25%, due 5/1/14	5,059,000	6,013,886

Food 0.9%
Spartan Stores, Inc. 3.375%, due 5/15/27 (a)	4,469,000	4,144,998
3.375%, due 5/15/27	254,000	235,585

		4,380,583

Health Care—Products 4.9%
China Medical Technologies, Inc. 4.00%, due 8/15/13	7,607,000	4,393,042
Insulet Corp. 3.75%, due 6/15/16	3,655,000	3,718,963
Integra LifeSciences Holdings Corp. 1.625%, due 12/15/16 (a)	8,402,000	7,225,720
Teleflex, Inc. 3.875%, due 8/1/17	7,187,000	8,678,302

		24,016,027

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2011, excluding short-term investment. May be subject to change daily.

M-88	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Home Builders 0.8%
Lennar Corp. 3.25%, due 11/15/21 (a)	$3,456,000	$3,797,280

Insurance 0.5%
American Equity Investment Life Holding Co. 3.50%, due 9/15/15 (a)	2,186,000	2,232,453

Internet 1.8%
At Home Corp. 4.75%, due 12/31/49 (b)(c)(d)(e)	2,335,418	234
Equinix, Inc. 3.00%, due 10/15/14	2,282,000	2,564,397
VeriSign, Inc. 3.25%, due 8/15/37	5,065,000	6,078,000

		8,642,631

Iron & Steel 3.4%
♦Allegheny Technologies, Inc. 4.25%, due 6/1/14	7,471,000	10,487,416
Steel Dynamics, Inc. 5.125%, due 6/15/14	2,967,000	3,245,156
United States Steel Corp. 4.00%, due 5/15/14	2,562,000	2,847,023

		16,579,595

Lodging 1.5%
Home Inns & Hotels Management, Inc. 2.00%, due 12/15/15 (a)	1,465,000	1,111,569
MGM Resorts International 4.25%, due 4/15/15	6,548,000	6,228,785

		7,340,354

Machinery—Diversified 0.4%
Chart Industries, Inc. 2.00%, due 8/1/18	1,852,000	1,965,435

Media 0.6%
Central European Media Enterprises, Ltd. 5.00%, due 11/15/15	4,939,000	3,123,918

Miscellaneous—Manufacturing 0.4%
Ingersoll-Rand Co. 4.50%, due 4/15/12	1,052,000	1,806,810

Oil & Gas 2.4%
BPZ Resources, Inc. 6.50%, due 3/1/15	1,730,000	1,433,737

	Principal Amount	Value

Oil & Gas (continued)
♦St. Mary Land & Exploration Co. 3.50%, due 4/1/27	$7,485,000	$10,254,450

		11,688,187

Oil & Gas Services 0.4%
Helix Energy Solutions Group, Inc. 3.25%, due 12/15/25	1,885,000	1,899,138

Pharmaceuticals 12.7%
Akorn, Inc. 3.50%, due 6/1/16 (a)	3,783,000	5,475,893
♦BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	6,803,000	12,134,851
♦Biovail Corp. 5.375%, due 8/1/14 (a)	3,434,000	11,345,077
Mylan, Inc. 1.25%, due 3/15/12	2,390,000	2,407,925
3.75%, due 9/15/15	2,142,000	3,751,178
Omnicare, Inc. 3.75%, due 12/15/25	2,604,000	3,632,580
Salix Pharmaceuticals, Ltd. 2.75%, due 5/15/15	4,300,000	5,584,625
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	7,784,000	8,085,630
♦ViroPharma, Inc. 2.00%, due 3/15/17	5,941,000	9,431,337

		61,849,096

Real Estate Investment Trusts 1.7%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	3,722,000	4,629,238
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	3,769,000	3,905,626

		8,534,864

Retail 1.4%
Coinstar, Inc. 4.00%, due 9/1/14	5,293,000	6,927,214

Semiconductors 4.5%
Lam Research Corp. 0.50%, due 5/15/16 (a)	6,401,000	6,032,942
1.25%, due 5/15/18 (a)	2,560,000	2,412,800
Microchip Technology, Inc. 2.125%, due 12/15/37	4,693,000	6,359,015
ON Semiconductor Corp. 2.625%, due 12/15/26	4,414,000	4,894,023
Rovi Corp. 2.625%, due 2/15/40	2,477,000	2,477,000

		22,175,780

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-89

Portfolio of Investments December 31, 2011 (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Software 3.8%
Electronic Arts, Inc. 0.75%, due 7/15/16 (a)	$5,662,000	$5,527,527
Microsoft Corp. (zero coupon), due 6/15/13 (a)	5,171,000	5,261,493
Symantec Corp. 1.00%, due 6/15/13	376,000	420,650
SYNNEX Corp. 4.00%, due 5/15/18	2,451,000	2,882,989
VeriFone Systems, Inc. 1.375%, due 6/15/12	4,398,000	4,529,940

		18,622,599

Telecommunications 5.2%
Anixter International, Inc. 1.00%, due 2/15/13	3,522,000	4,028,288
Ciena Corp. 0.875%, due 6/15/17	6,545,000	4,990,562
Interdigital, Inc. 2.50%, due 3/15/16 (a)	1,500,000	1,575,000
Ixia 3.00%, due 12/15/15	715,000	703,381
Leap Wireless International, Inc. 4.50%, due 7/15/14	1,700,000	1,487,500
SBA Communications Corp. 1.875%, due 5/1/13	5,039,000	5,712,966
Virgin Media, Inc. 6.50%, due 11/15/16	5,044,000	7,004,855

		25,502,552

Total Convertible Bonds (Cost $324,020,664)		348,677,871

	Shares
Convertible Preferred Stocks 14.1%
Auto Manufacturers 0.4%
General Motors Co. 4.75%	60,300	2,065,275

Auto Parts & Equipment 0.6%
Goodyear Tire & Rubber Co. (The) 5.88%	57,600	2,802,240

Banks 2.4%
Bank of America Corp. 7.25% Series L	6,000	4,728,120
Citigroup, Inc. 7.50%	88,000	7,150,000

		11,878,120

	Shares	Value

Electric 0.6%
PPL Corp. 9.50%	53,500	$2,986,905

Hand & Machine Tools 0.8%
Stanley Black & Decker, Inc. 4.75%	31,700	3,716,825

Insurance 1.2%
Hartford Financial Services Group, Inc. 7.25%	130,000	2,441,400
MetLife, Inc. 5.00%	56,400	3,475,368

		5,916,768

Media 0.7%
Nielsen Holdings N.V. 6.25%	61,100	3,547,619

Oil & Gas 5.4%
♦Apache Corp. 6.00%	283,000	15,361,240
Chesapeake Energy Corp. (a) 5.75%	5,500	5,553,845
Energy XXI Bermuda, Ltd. 5.63%	11,500	3,944,235
SandRidge Energy, Inc. 7.00%	13,800	1,666,695

		26,526,015

Pharmaceuticals 0.7%
Omnicare Capital Trust II 4.00%	73,200	3,377,814

Real Estate Investment Trusts 0.3%
Health Care REIT, Inc. (f) 6.50%	26,800	1,371,356

Telecommunications 1.0%
Crown Castle International Corp. 6.25%	78,900	4,891,800

Total Convertible Preferred Stocks (Cost $74,972,864)		69,080,737

Total Convertible Securities (Cost $398,993,528)		417,758,608

Common Stocks 10.5%
Aerospace & Defense 0.7%
Triumph Group, Inc.	56,316	3,291,670

Apparel 0.8%
Iconix Brand Group, Inc. (f)	228,200	3,717,378

M-90	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Auto Manufacturers 0.0%‡
General Motors Co. (f)	1,638	$33,202
General Motors Corp. (Escrow Shares) (b)(e)(f)	355,800	2,901

		36,103

Auto Parts & Equipment 0.0%‡
Meritor, Inc. (f)	33,900	180,348

Commercial Services 0.4%
Avis Budget Group, Inc. (f)	206,300	2,211,536

Computers 1.2%
iGate Corp. (f)	140,500	2,210,065
Synopsys, Inc. (f)	130,400	3,546,880

		5,756,945

Electronics 0.0%‡
TTM Technologies, Inc. (f)	18,000	197,280

Engineering & Construction 0.1%
McDermott International, Inc. (f)	65,000	748,150

Insurance 0.2%
Hartford Financial Services Group, Inc. (The)	50,200	815,750

Internet 0.7%
Blue Coat Systems, Inc. (f)	16,400	417,380
Symantec Corp. (f)	154,400	2,416,360
TeleCommunication Systems, Inc. (f)	274,300	644,605

		3,478,345

Machinery—Diversified 0.2%
Babcock & Wilcox Co. (f)	32,500	784,550

Oil & Gas 0.3%
Forest Oil Corp. (f)	26,200	355,010
Transocean, Ltd.	24,000	921,360

		1,276,370

Oil & Gas Services 3.1%
Baker Hughes, Inc.	75,000	3,648,000
Core Laboratories N.V. (f)	45,558	5,191,334
Gulf Island Fabrication, Inc.	13,100	382,651
Halliburton Co.	73,392	2,532,758
HollyFrontier Corp.	52,246	1,222,556
ION Geophysical Corp. (f)	360,900	2,212,317

		15,189,616

	Shares	Value

Pharmaceuticals 2.1%
Merck & Co., Inc.	110,553	$4,167,848
Salix Pharmaceuticals, Ltd. (f)	127,400	6,096,090

		10,263,938

Software 0.2%
Microsoft Corp.	29,900	776,204

Transportation 0.5%
Tidewater, Inc.	49,600	2,445,280

Total Common Stocks (Cost $52,664,643)		51,169,463

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $10.00 Expires 7/10/16 (f)	634	7,437
Strike Price $18.33 Expires 7/10/19 (f)	634	4,958

Total Warrants (Cost $569)		12,395

	Principal Amount
Short-Term Investment 3.7%
Repurchase Agreement 3.7%
State Street Bank and Trust Co. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $17,931,660 (Collateralized by a Federal National Mortgage Association security with a rate of 0.60% and a maturity date of 11/14/13, with a Principal Amount of $18,270,000 and a Market Value of $18,292,838)	$17,931,640	17,931,640

Total Short-Term Investment (Cost $17,931,640)		17,931,640

Total Investments (Cost $469,590,380) (g)	99.7%	486,872,106
Other Assets, Less Liabilities	0.3	1,663,773
Net Assets	100.0%	$488,535,879

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-91

Portfolio of Investments December 31, 2011 (continued)

(b)	Illiquid security. The total market value of these securities at December 31, 2011 is $3,135, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(c)	Issue in default.

(d)	Restricted security. (See Note 6)

(e)	Fair valued security. The total market value of these securities at December 31, 2011 is $3,135, which represents less than one-tenth of a percent of the Portfolio’s net assets.
(f)	Non-income producing security.

(g)	At December 31, 2011, cost is $471,391,838 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$44,091,192
Gross unrealized depreciation	(28,610,924)

Net unrealized appreciation	$15,480,268

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds (b)	$—	$348,677,637	$234	$348,677,871
Convertible Preferred Stocks	69,080,737	—	—	69,080,737

Total Convertible Securities	69,080,737	348,677,637	234	417,758,608

Common Stocks (c)	51,166,562	—	2,901	51,169,463
Warrants	12,395	—	—	12,395
Short-Term Investment
Repurchase Agreement	—	17,931,640	—	17,931,640

Total Investments in Securities	$120,259,694	$366,609,277	$3,135	$486,872,106

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $234 is held in Internet within the Convertible Bonds Section of the Portfolio of Investments.

(c)	The Level 3 security valued at $2,901 is held in Auto Manufacturers within the Common Stocks Section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2011 (a)
Convertible Bonds Internet	$234	$—	$—	$—	$—		$—		$—	$—	$234	$—
Common Stocks Auto Manufacturers	—	—	—	2,711	12,768	(b)	(12,578	)(c)	—	—	2,901	2,711

Total	$234	$—	$—	$2,711	$12,768		$(12,578)		$—	$—	$3,135	$2,711

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include securities received from a restructure.

(c)	Sales include disbursement as a result of a restructure.

M-92	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $469,590,380)	$486,872,106
Cash	106,579
Receivables:
Dividends and interest	1,916,250
Fund shares sold	192,215
Other assets	7,850

Total assets	489,095,000

Liabilities
Payables:
Manager (See Note 3)	247,967
Fund shares redeemed	147,652
NYLIFE Distributors (See Note 3)	66,474
Professional fees	59,119
Shareholder communication	35,296
Trustees	938
Custodian	891
Accrued expenses	784

Total liabilities	559,121

Net assets	$488,535,879

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$44,266
Additional paid-in capital	459,443,609

459,487,875
Undistributed net investment income	11,760,265
Accumulated net realized gain (loss) on investments	6,013
Net unrealized appreciation (depreciation) on investments	17,281,726

Net assets	$488,535,879

Initial Class
Net assets applicable to outstanding shares	$173,776,599

Shares of beneficial interest outstanding	15,676,361

Net asset value per share outstanding	$11.09

Service Class
Net assets applicable to outstanding shares	$314,759,280

Shares of beneficial interest outstanding	28,589,822

Net asset value per share outstanding	$11.01

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-93

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Interest	$12,257,307
Dividends (a)	4,272,011

Total income	16,529,318

Expenses
Manager (See Note 3)	3,222,949
Distribution and service—Service Class (See Note 3)	835,877
Shareholder communication	104,349
Professional fees	90,323
Trustees	14,852
Custodian	11,027
Miscellaneous	23,167

Total expenses	4,302,544

Net investment income (loss)	12,226,774

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	13,617,387
Net change in unrealized appreciation (depreciation) on investments	(52,996,141)

Net realized and unrealized gain (loss) on investments	(39,378,754)

Net increase (decrease) in net assets resulting from operations	$(27,151,980)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $547.

M-94	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,226,774	$11,899,031
Net realized gain (loss) on investments	13,617,387	17,032,357
Net change in unrealized appreciation (depreciation) on investments	(52,996,141)	48,162,500

Net increase (decrease) in net assets resulting from operations	(27,151,980)	77,093,888

Dividends to shareholders:
From net investment income:
Initial Class	(4,471,908)	(5,449,793)
Service Class	(7,427,112)	(7,497,522)

Total dividends to shareholders	(11,899,020)	(12,947,315)

Capital share transactions:
Net proceeds from sale of shares	84,690,779	108,175,014
Net asset value of shares issued to shareholders in reinvestment of dividends	11,899,020	12,947,315
Cost of shares redeemed	(105,153,783)	(57,947,321)

Increase (decrease) in net assets derived from capital share transactions	(8,563,984)	63,175,008

Net increase (decrease) in net assets	(47,614,984)	127,321,581

Net Assets
Beginning of year	536,150,863	408,829,282

End of year	$488,535,879	$536,150,863

Undistributed net investment income at end of year	$11,760,265	$11,892,636

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-95

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$11.96	$10.45	$7.29	$13.98	$12.75

Net investment income (loss)	0.29 (a)	0.30 (a)	0.38 (a)	0.27	0.28
Net realized and unrealized gain (loss) on investments	(0.88)	1.53	2.98	(5.13)	1.63

Total from investment operations	(0.59)	1.83	3.36	(4.86)	1.91

Less dividends and distributions:
From net investment income	(0.28)	(0.32)	(0.20)	(0.27)	(0.32)
From net realized gain on investments	—	—	—	(1.56)	(0.36)

Total dividends and distributions	(0.28)	(0.32)	(0.20)	(1.83)	(0.68)

Net asset value at end of year	$11.09	$11.96	$10.45	$7.29	$13.98

Total investment return	(4.75%)	17.86%	46.08%	(34.42%)	14.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43%	2.77%	4.30%	2.32%	1.64%
Net expenses	0.65%	0.66%	0.66%	0.65%	0.62%
Portfolio turnover rate	80%	83%	73%	107%	119%
Net assets at end of year (in 000’s)	$173,777	$223,633	$181,366	$135,743	$242,925

(a)	Per share data based on average shares outstanding during the year.

M-96	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$11.89	$10.39	$7.26	$13.92	$12.71

Net investment income (loss)	0.26 (a)	0.27 (a)	0.36 (a)	0.25	0.18
Net realized and unrealized gain (loss) on investments	(0.88)	1.53	2.95	(5.11)	1.68

Total from investment operations	(0.62)	1.80	3.31	(4.86)	1.86

Less dividends and distributions:
From net investment income	(0.26)	(0.30)	(0.18)	(0.24)	(0.29)
From net realized gain on investments	—	—	—	(1.56)	(0.36)

Total dividends and distributions	(0.26)	(0.30)	(0.18)	(1.80)	(0.65)

Net asset value at end of year	$11.01	$11.89	$10.39	$7.26	$13.92

Total investment return	(4.99%)	17.56%	45.71%	(34.58%)	14.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19%	2.52%	4.03%	2.12%	1.39%
Net expenses	0.90%	0.91%	0.91%	0.90%	0.87%
Portfolio turnover rate	80%	83%	73%	107%	119%
Net assets at end of year (in 000’s)	$314,759	$312,518	$227,463	$121,201	$157,565

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-97

MainStay VP Flexible Bond Opportunities Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2011

Class	Since Inception (4/29/11)	Gross Expense Ratio[2]
Initial Class Shares	–1.32%	1.02%
Service Class Shares	–1.48	1.27

Benchmark Performance	Since Inception (4/29/11)
Barclays Capital U.S. Aggregate Bond Index[3]	6.04%
Average Lipper Variable Products Global Income Portfolio[4]	–0.04

1.	Performance figures reflect certain fee waivers, without which total returns may have been lower. These voluntary waivers may be discontinued at any time. For information on current fee waivers please refer to the notes to the financial statement.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Global Income Portfolio is representative of portfolios that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-98	MainStay VP Flexible Bond Opportunities Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Flexible Bond Opportunities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$995.50	$3.92	$1,021.30	$3.97

Service Class Shares	$1,000.00	$994.20	$5.23	$1,020.00	$5.30

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.04% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com	M-99

Portfolio Composition as of December 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-103 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2011 (excluding short-term investment)

1.	United States Treasury Inflation Indexed Notes, 1.125%–1.25%, due 7/15/20-1/15/21

2.	Goodyear Tire & Rubber Co. (The), 5.88%–8.25%, due 8/15/20

3.	SunGard Data Systems, Inc., 7.375%–10.25%, due 8/15/15–11/15/20

4.	Triumph Group, Inc., 8.00%–8.625%, due 11/15/17–7/15/18
5.	HCA, Inc., 6.50%–7.50%, due 2/15/16–2/15/22
6.	Bank of America Corp., 5.625%–7.625% , due 6/1/19–7/1/20

7.	Crown Castle International Corp., 6.25%–9.00%, due 1/15/15–11/1/19

8.	Reynolds Group Issuer, Inc., 7.875%–9.875%, due 10/15/16–8/15/19

9.	Ally Financial, Inc., 7.50%–8.30%, due 2/12/15–9/15/20

10.	Ford Motor Credit Co. LLC, 8.00%, due 12/15/16

M-100	MainStay VP Flexible Bond Opportunities Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Flexible Bond Opportunities Portfolio perform relative to its peers and its benchmark from April 29, 2011, through December 31, 2011?

MainStay VP Flexible Bond Opportunities Portfolio commenced operations on April 29, 2011. From April 29, 2011, through December 31, 2011, the Portfolio returned –1.32% for Initial Class shares and –1.48 for Service Class shares. Both share classes underperformed the –0.04% return of the average Lipper1 Variable Products Global Income Portfolio and the 6.04% return of the Barclays Capital U.S. Aggregate Bond Index1 for the same period. The Barclays Capital U.S. Aggregate Bond Index is the Portfolio’s broad-based securities-market index.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the Portfolio had a small position in currency forwards2 which were used for hedging currency positions. Typically, we use derivatives only as a hedging tool. During the reporting period, the Portfolio benefited slightly from our hedging techniques.

What factors affected the Portfolio’s relative perfor- mance during the reporting period?

The Portfolio’s underperformance of the Barclays Capital U.S. Aggregate Bond Index was primarily because of the Portfolio’s beta3 positioning (or volatility in relation to the market as a whole). Because we adopted an overweight position in high-yield corporate bonds, the Portfolio was underweight U.S. Treasury securities. This positioning hurt performance when U.S. Treasury securities rallied during the latter half of the reporting period.

What was the Portfolio’s duration4 strategy during the reporting period?

The Portfolio’s duration was shorter than that of the Barclays Capital U.S. Aggregate Bond Index, in large part because of our overweight position in high-yield corporate bonds. These bonds tend to have shorter durations. They also historically have had a low correlation to U.S. Treasury securities, which has led to a lower sensitivity to interest rates. The Portfolio’s shorter duration detracted modestly from the Portfolio’s performance relative to its benchmark as long-maturity Treasury securities showed strong results.

What prompted the risk positioning of the Portfolio during the reporting period?

During the reporting period, we anticipated that accommoda- tive monetary policy and steady credit creation would provide continued growth domestically. Seeking to take advantage of healthy corporate balance sheets, few near-term debt maturities and low default rates, we positioned the Portfolio with an above-market risk profile (or beta).

During the second quarter and into the second half of the year, market sentiment was driven by the European financial crisis. Fundamentals were dismissed by simple fear and greed characterized by “risk-on, risk-off” market moves. Correlations among assets not protected by the U.S. government moved closely together as investors aggressively piled into the perceived safety of U.S. Treasurys. Anticipation of a plan that would unite Europe with fiscal reform, recapitalize the financial system and promote much needed austerity came and went several times. The uncertainty in Europe—along with the flight to quality into U.S. Treasury securities—detracted from performance in light of the Portfolio’s risk profile.

Despite these developments, our investment thesis was some- what vindicated toward the end of the reporting period, as U.S. economic data continued to show growth, though at a slower pace than in past recoveries. In addition, encouraging news about a potential resolution to the European sovereign debt crisis sparked a rally in high-yield corporate bonds and convertible securities, both of which typically carry higher risk.

We continued to maintain above-market risk in the Portfolio as we were encouraged by economic progress in the real U.S. economy. Although growth was far from robust in the fourth quarter, the threat of a double-dip recession appeared to be subsiding. Consumer spending in the second half of the year slowly trended higher, jobless claims trended lower and earnings growth among S&P 500® Index1 companies showed incredible resilience. By the end of the reporting period, we still faced a number of headwinds, including difficulties over excessive housing leverage and a ballooning budget deficit.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During the reporting period, there were many macro factors to consider, and the Portfolio experienced extended periods of volatility. Nevertheless, we did not make any material changes

1.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	A currency forward is a forward contract in the foreign exchange market that locks in the price at which an entity can buy or sell a currency on a future date.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	M-101

to the Portfolio’s positioning. When the Portfolio began operations in the second quarter of 2011, we judged the Federal Reserve’s accommodative monetary policy, along with an improving economy, to be a positive for spread product such as high-yield corporate bonds. Although there was a flight to quality (or movement toward securities perceived to have lower risk) during the second half of the reporting period, we viewed this as more technical in nature and not based on fundamen- tals. Since our outlook suggested a favorable environment for credit, we maintained our positioning.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

Around the time when the Portfolio began operations, investors became concerned about global economic conditions. This shift in sentiment drove many investors to the perceived safety of U.S. Treasury securities and away from assets with higher-risk profiles. Because of this shift, U.S. Treasurys and agencies were the Portfolio’s best performers during the reporting period. Unfortu-nately, our underweight position in relation to the benchmark detracted from relative performance. The Portfolio’s holdings in investment-grade corporate bonds were positive contributors to performance. The Portfolio’s positions in high-yield corporate bonds and convertible securities, on the other hand, showed the weakest results. Specifically, the Portfolio’s cyclical holdings in the high-yield sector underperformed the benchmark.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio commenced operations on April 29, 2011, and in that sense, all purchases were significant. We initially positioned the Portfolio to take advantage of an improving economy, with overweight exposure to high-beta securities, such as high-yield corporate bonds and convertible securities.

How did the Portfolio’s sector weightings change during the reporting period?

Since the Portfolio’s inception in the second quarter of 2011, we have modestly increased the Portfolio’s exposure to high-yield corporate bonds, while slightly reducing the Portfolio’s positions in cash and convertible securities.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the Portfolio’s most substantially overweight position relative to the Barclays Capital U.S. Aggre- gate Bond Index was in high-yield corporate bonds. As of the same date, the Portfolio also held overweight positions in con- vertible securities and non-dollar bonds. Though the Portfolio had a sizeable position in investment-grade corporate bonds, we held a slight underweight position relative to the benchmark as of December 31, 2011. As of the same date, the Portfolio had substantially underweight positions in U.S. Treasury securities and agency mortgages.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-102	MainStay VP Flexible Bond Opportunities Portfolio

Portfolio of Investments††† December 31, 2011

	Principal Amount	Value

Long-Term Bonds 90.5%† Asset-Backed Securities 1.1%
Airlines 0.2%
American Airlines Pass-Through Trust Series 2001-1, Class A1 6.977%, due 11/23/22	$398,460	$239,076
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 9/1/19	25,248	25,880
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 11/1/19	83,368	84,927
United Air Lines, Inc. Series 2009-2, Class A 9.75%, due 1/15/17	164,528	177,690

		527,573

Home Equity 0.6%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.354%, due 10/25/36 (a)(b)	180,603	139,624
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL2, Class A3A 0.364%, due 5/25/37 (a)(b)	125,588	101,166
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.354%, due 4/25/37 (a)(b)	55,617	51,259
First NLC Trust Series 2007-1, Class A1 0.364%, due 8/25/37 (a)(b)(c)	114,983	36,640
GSAA Home Equity Trust Series 2006-14, Class A1 0.344%, due 9/25/36 (a)	248,752	88,201
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.424%, due 4/25/37 (a)(b)	80,432	53,580
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.394%, due 4/25/37 (a)(b)	168,911	109,464
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.394%, due 3/25/47 (a)(b)	102,278	67,014
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.344%, due 11/25/36 (a)(b)	31,135	10,108
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.404%, due 3/25/37 (a)(b)	239,463	122,682

	Principal Amount	Value

Home Equity (continued)
Morgan Stanley ABS Capital I, Inc. Series 2007-HE4, Class A2A 0.367%, due 2/25/37 (a)(b)	$39,597	$36,186
Series 2006-HE6, Class A2B 0.394%, due 9/25/36 (a)(b)	209,430	171,522
Series 2006-HE8, Class A2B 0.394%, due 10/25/36 (a)(b)	74,035	42,462
Series 2007-NC2, Class A2FP 0.444%, due 2/25/37 (a)(b)	129,330	72,223
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (b)	212,342	111,097
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.384%, due 5/25/37 (a)(b)	139,996	51,391
Soundview Home Equity Loan Trust Series 2007-OPT1, Class 2A1 0.374%, due 6/25/37 (a)(b)	224,349	173,841
Series 2006-EQ2, Class A2 0.404%, due 1/25/37 (a)(b)	115,637	57,961

		1,496,421

Student Loans 0.3%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.826%, due 5/25/29 (a)	666,428	605,742

Total Asset-Backed Securities (Cost $3,102,766)		2,629,736

Convertible Bonds 3.7%
Apparel 0.1%
Iconix Brand Group, Inc. 2.50%, due 6/1/16 (c)	130,000	123,663

Auto Manufacturers 0.1%
Ford Motor Co. 4.25%, due 11/15/16	107,000	153,946

Auto Parts & Equipment 0.1%
ArvinMeritor, Inc. 4.00%, due 2/15/27	350,000	227,500

Biotechnology 0.2%
Amgen, Inc. 0.375%, due 2/1/13	251,000	253,196
Gilead Sciences, Inc. 1.00%, due 5/1/14	216,000	237,600

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-103

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Biotechnology (continued)
Life Technologies Corp. 1.50%, due 2/15/24	$2,000	$2,010

		492,806

Coal 0.2%
Alpha Appalachia Holdings, Inc. 3.25%, due 8/1/15	100,000	92,875
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	125,000	116,875
Peabody Energy Corp. 4.75%, due 12/15/66	332,000	340,300

		550,050

Computers 0.4%
EMC Corp. 1.75%, due 12/1/13	331,000	476,640
Mentor Graphics Corp. 4.00%, due 4/1/31 (c)	135,000	137,194
NetApp, Inc. 1.75%, due 6/1/13	80,000	101,400
SanDisk Corp. 1.50%, due 8/15/17	107,000	126,527

		841,761

Distribution & Wholesale 0.1%
WESCO International, Inc. 6.00%, due 9/15/29	155,000	314,456

Electronics 0.1%
TTM Technologies, Inc. 3.25%, due 5/15/15	223,000	233,593

Energy—Alternate Sources 0.2%
Covanta Holding Corp. 3.25%, due 6/1/14	445,000	466,137

Entertainment 0.1%
International Game Technology 3.25%, due 5/1/14	193,000	229,429

Food 0.0%‡
Spartan Stores, Inc. 3.375%, due 5/15/27	29,000	26,898

Health Care—Products 0.2%
Teleflex, Inc. 3.875%, due 8/1/17	322,000	388,815

	Principal Amount	Value

Internet 0.1%
VeriSign, Inc. 3.25%, due 8/15/37	$110,000	$132,000

Iron & Steel 0.4%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	300,000	421,125
ArcelorMittal 5.00%, due 5/15/14	164,000	173,225
Steel Dynamics, Inc. 5.125%, due 6/15/14	167,000	182,656
United States Steel Corp. 4.00%, due 5/15/14	77,000	85,566

		862,572

Lodging 0.1%
MGM Resorts International 4.25%, due 4/15/15	130,000	123,663

Media 0.0%‡
Central European Media Enterprises, Ltd. 5.00%, due 11/15/15	104,000	65,780

Mining 0.0%‡
Alcoa, Inc. 5.25%, due 3/15/14	30,000	45,525

Miscellaneous—Manufacturing 0.1%
Danaher Corp. (zero coupon), due 1/22/21	196,000	268,520
Ingersoll-Rand Co. 4.50%, due 4/15/12	46,000	79,005

		347,525

Oil & Gas 0.1%
St. Mary Land & Exploration Co. 3.50%, due 4/1/27	242,000	331,540
Transocean, Inc. Series C 1.50%, due 12/15/37	28,000	27,650

		359,190

Pharmaceuticals 0.2%
BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	75,000	133,781
Salix Pharmaceuticals, Ltd. 2.75%, due 5/15/15	120,000	155,850
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	185,000	192,169

		481,800

M-104	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Real Estate Investment Trusts 0.1%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (c)	$185,000	$191,706

Semiconductors 0.2%
Microchip Technology, Inc. 2.125%, due 12/15/37	115,000	155,825
Novellus Systems, Inc. 2.625%, due 5/15/41 (c)	50,000	60,125
ON Semiconductor Corp. 2.625%, due 12/15/26	223,000	247,251

		463,201

Software 0.2%
Microsoft Corp. (zero coupon), due 6/15/13 (c)	55,000	55,962
Symantec Corp. 1.00%, due 6/15/13	205,000	229,344
SYNNEX Corp. 4.00%, due 5/15/18	115,000	135,269

		420,575

Telecommunications 0.4%
Alcatel-Lucent USA, Inc. 2.875%, due 6/15/25	175,000	154,437
Anixter International, Inc. 1.00%, due 2/15/13	211,000	241,331
Ciena Corp. 4.00%, due 3/15/15 (c)	100,000	98,750
Ixia 3.00%, due 12/15/15	14,000	13,773
Leap Wireless International, Inc. 4.50%, due 7/15/14	1,000	875
SBA Communications Corp. 1.875%, due 5/1/13	357,000	404,749

		913,915

Total Convertible Bonds (Cost $9,224,008)		8,456,506

Corporate Bonds 69.4%
Advertising 0.5%
Lamar Media Corp.
6.625%, due 8/15/15	170,000	173,400
Series C
6.625%, due 8/15/15	185,000	188,238
7.875%, due 4/15/18	750,000	795,000

		1,156,638

Aerospace & Defense 2.8%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	1,200,000	1,224,000

	Principal Amount	Value

Aerospace & Defense (continued)
BE Aerospace, Inc. 6.875%, due 10/1/20 (d)	$720,000	$784,800
Ducommun, Inc. 9.75%, due 7/15/18 (c)	950,000	964,250
TransDigm, Inc. 7.75%, due 12/15/18	1,075,000	1,155,625
♦Triumph Group, Inc. 8.00%, due 11/15/17	900,000	958,500
8.625%, due 7/15/18	1,100,000	1,204,500

		6,291,675

Agriculture 0.5%
Bunge, Ltd. Finance Corp. 8.50%, due 6/15/19 (d)	1,015,000	1,235,499

Airlines 1.7%
American Airlines Pass-Through Trust Series 2001-1 7.377%, due 5/23/19	426,705	76,807
Continental Airlines, Inc. 7.875%, due 1/2/20	365,896	356,749
9.798%, due 4/1/21	169,682	173,076
Delta Air Lines, Inc. Series 2011-1 Class A Pass Through Trust 5.30%, due 4/15/19	370,000	373,700
Series 2010-1 Class A Pass Through Trust 6.20%, due 7/2/18	95,270	101,462
Series 2010-2, Class B Pass Through Trust 6.75%, due 5/23/17	563,000	516,552
12.25%, due 3/15/15 (c)	511,000	533,995
U.S. Airways Group, Inc. Series A 6.25%, due 4/22/23	1,112,881	1,023,851
United Air Lines, Inc. 9.875%, due 8/1/13 (c)	750,000	766,875

		3,923,067

Auto Manufacturers 0.5%
Ford Motor Co. 6.625%, due 10/1/28	51,000	53,701
Navistar International Corp. 8.25%, due 11/1/21	940,000	999,925

		1,053,626

Auto Parts & Equipment 2.2%
Commercial Vehicle Group, Inc. 7.875%, due 4/15/19 (c)	500,000	481,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-105

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Auto Parts & Equipment (continued)
♦Goodyear Tire & Rubber Co. (The) 8.25%, due 8/15/20	$3,150,000	$3,433,500
Pittsburgh Glass Works LLC 8.50%, due 4/15/16 (c)	440,000	423,500
Tomkins LLC/Tomkins, Inc. 9.00%, due 10/1/18	698,000	773,907

		5,112,157

Banks 4.1%
♦Ally Financial, Inc 7.50%, due 9/15/20	1,796,000	1,813,960
8.30%, due 2/12/15	129,000	136,095
♦Bank of America Corp. 5.625%, due 7/1/20	1,910,000	1,764,332
7.625%, due 6/1/19	95,000	98,251
CIT Group, Inc. 7.00%, due 5/1/15	205	205
7.00%, due 5/1/16	905	905
7.00%, due 5/2/16 (c)	75,000	74,906
7.00%, due 5/1/17	180	180
7.00%, due 5/2/17 (c)	1,710,000	1,707,863
Discover Bank/Greenwood DE 7.00%, due 4/15/20	1,055,000	1,103,813
JPMorgan Chase & Co. 7.90%, due 4/29/49 (a)	1,500,000	1,597,035
PNC Funding Corp. 5.625%, due 2/1/17	495,000	538,993
Whitney National Bank 5.875%, due 4/1/17	550,000	557,722

		9,394,260

Beverages 0.4%
Constellation Brands, Inc. 7.25%, due 9/1/16	900,000	988,875

Biotechnology 0.5%
Life Technologies Corp. 5.00%, due 1/15/21	1,050,000	1,098,669

Building Materials 1.5%
Associated Materials LLC 9.125%, due 11/1/17	277,000	241,683
Boise Cascade LLC 7.125%, due 10/15/14	796,000	791,025
Masco Corp. 7.125%, due 3/15/20	1,100,000	1,110,146
Texas Industries, Inc. 9.25%, due 8/15/20	615,000	550,425

	Principal Amount	Value

Building Materials (continued)
USG Corp. 6.30%, due 11/15/16	$280,000	$218,400
9.75%, due 1/15/18	582,000	491,790

		3,403,469

Chemicals 2.4%
Chevron Phillips Chemical Co. LLC 8.25%, due 6/15/19 (c)	324,000	410,175
Dow Chemical Co. (The) 4.125%, due 11/15/21	925,000	948,791
8.55%, due 5/15/19	596,000	779,763
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18 (d)	877,000	822,188
Huntsman International LLC 5.50%, due 6/30/16	162,000	158,760
8.625%, due 3/15/20	700,000	742,000
Momentive Performance Materials, Inc. 9.00%, due 1/15/21	610,000	463,600
Nalco Co. 6.625%, due 1/15/19 (c)	877,000	1,015,127
Vertellus Specialties, Inc. 9.375%, due 10/1/15 (c)	231,000	176,715

		5,517,119

Coal 1.4%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19	575,000	557,750
Arch Coal, Inc. 7.25%, due 10/1/20	1,045,000	1,068,512
8.75%, due 8/1/16	250,000	273,125
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 8.25%, due 12/15/17 (d)	763,000	812,595
Peabody Energy Corp. 7.375%, due 11/1/16	475,000	522,500

		3,234,482

Commercial Services 3.3%
Aramark Corp. 8.50%, due 2/1/15	166,000	170,150
Aramark Holdings Corp. 8.625%, due 5/1/16 (c)(e)	1,300,000	1,339,000
Avis Budget Car Rental LLC 8.25%, due 1/15/19	677,000	671,922
9.625%, due 3/15/18	1,075,000	1,112,625
Ford Holdings LLC 9.30%, due 3/1/30	28,000	34,860
Geo Group, Inc. (The) 6.625%, due 2/15/21	277,000	278,385
Hertz Corp. (The) 7.375%, due 1/15/21	370,000	376,013

M-106	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services (continued)
Iron Mountain, Inc. 7.75%, due 10/1/19	$322,000	$340,113
8.375%, due 8/15/21	1,077,000	1,147,005
Stewart Enterprises, Inc. 6.50%, due 4/15/19	920,000	924,600
United Rentals North America, Inc. 9.25%, due 12/15/19	1,041,000	1,090,447

		7,485,120

Computers 1.0%
♦SunGard Data Systems, Inc. 7.375%, due 11/15/18	1,766,000	1,807,942
7.625%, due 11/15/20	325,000	333,938
10.25%, due 8/15/15	128,000	132,640

		2,274,520

Diversified Financial Services 0.4%
CNH Capital LLC 6.25%, due 11/1/16 (c)	450,000	463,500
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	€277,000	279,636
General Electric Capital Corp. 6.50%, due 9/15/67 (a)	£185,000	248,519

		991,655

Electric 4.3%
Calpine Corp. 7.875%, due 7/31/20 (c)	$1,500,000	1,616,250
CMS Energy Corp. 6.25%, due 2/1/20	1,500,000	1,575,174
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (c)	1,494,000	1,542,205
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, due 12/1/20	800,000	844,000
Great Plains Energy, Inc. 4.85%, due 6/1/21	1,150,000	1,205,463
NRG Energy, Inc. 8.50%, due 6/15/19	1,405,000	1,426,075
Puget Energy, Inc. 6.00%, due 9/1/21	1,354,000	1,401,011
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	189,000	189,095

		9,799,273

Entertainment 0.8%
Isle of Capri Casinos, Inc. 7.00%, due 3/1/14	200,000	187,000
7.75%, due 3/15/19	725,000	663,375
Mohegan Tribal Gaming Authority 6.125%, due 2/15/13	185,000	123,950

	Principal Amount	Value

Entertainment (continued)
Pinnacle Entertainment, Inc. 7.50%, due 6/15/15	$937,000	$927,630

		1,901,955

Environmental Controls 0.1%
EnergySolutions, Inc./EnergySolutions LLC 10.75%, due 8/15/18	125,000	117,031

Finance—Auto Loans 0.8%
♦Ford Motor Credit Co. LLC 8.00%, due 12/15/16	1,650,000	1,872,105

Finance—Consumer Loans 1.0%
American General Finance Corp. 3.25%, due 1/16/13	138,000	154,097
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	500,000	415,000
SLM Corp. 4.75%, due 3/17/14	€185,000	235,126
6.25%, due 1/25/16	$92,000	89,468
8.00%, due 3/25/20	492,000	496,920
8.45%, due 6/15/18	250,000	257,500
Springleaf Finance Corp. 6.90%, due 12/15/17	858,000	617,760

		2,265,871

Finance—Credit Card 1.0%
American Express Co. 6.80%, due 9/1/66 (a)(d)	486,000	483,570
Capital One Capital III 7.686%, due 8/1/66	1,703,000	1,698,743

		2,182,313

Finance—Other Services 0.6%
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp. 7.75%, due 1/15/16	1,420,000	1,473,250

Food 1.2%
Kraft Foods, Inc. 6.50%, due 8/11/17	1,100,000	1,308,523
Smithfield Foods, Inc. 7.75%, due 7/1/17	1,284,000	1,405,980

		2,714,503

Forest Products & Paper 1.0%
Boise Paper Holdings LLC/Boise Finance Co. 9.00%, due 11/1/17	710,000	763,250
Domtar Corp. 10.75%, due 6/1/17	166,000	209,160
International Paper Co. 7.30%, due 11/15/39	157,000	190,988

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-107

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Forest Products & Paper (continued)
MeadWestvaco Corp. 7.375%, due 9/1/19	$900,000	$1,045,536

		2,208,934

Health Care—Products 0.6%
Alere, Inc. 8.625%, due 10/1/18	277,000	272,845
Chiron Merger Sub, Inc. 10.50%, due 11/1/18 (c)	1,025,000	1,004,500

		1,277,345

Health Care—Services 1.6%
Fresenius Medical Care U.S. Finance, Inc. 6.875%, due 7/15/17	1,500,000	1,597,500
♦HCA, Inc. 6.50%, due 2/15/16	1,600,000	1,624,000
7.50%, due 2/15/22	500,000	511,250

		3,732,750

Home Builders 1.5%
Beazer Homes USA, Inc. 8.125%, due 6/15/16	186,000	136,710
K Hovnanian Enterprises, Inc. 10.625%, due 10/15/16	898,000	716,155
Lennar Corp. 6.95%, due 6/1/18	46,000	44,850
MDC Holdings, Inc. 5.625%, due 2/1/20	157,000	143,636
Meritage Homes Corp. 6.25%, due 3/15/15	444,000	437,340
Shea Homes, L.P./Shea Homes Funding Corp. 8.625%, due 5/15/19 (c)	1,150,000	1,075,250
Standard Pacific Corp. 8.375%, due 5/15/18	885,000	840,750

		3,394,691

Household Products & Wares 1.4%
ACCO Brands Corp. 7.625%, due 8/15/15	500,000	510,000
Jarden Corp. 7.50%, due 5/1/17 7.50%, due 1/15/20	325,000 277,000	344,500 295,005
♦Reynolds Group Issuer, Inc. 7.875%, due 8/15/19 (c)	475,000	496,375
8.75%, due 10/15/16 (c)	138,000	145,245
9.25%, due 5/15/18 (c)	625,000	598,437
9.875%, due 8/15/19 (c)	826,000	801,220

		3,190,782

Housewares 0.4%
Libbey Glass, Inc. 10.00%, due 2/15/15	775,000	829,250

	Principal Amount	Value

Insurance 1.5%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	$162,000	$146,205
American International Group, Inc. 4.875%, due 3/15/67 (a)	€1,300,000	1,009,515
Series A2
5.75%, due 3/15/67 (a)	£50,000	52,026
Farmers Exchange Capital 7.20%, due 7/15/48 (c)	$137,000	141,989
Hartford Financial Services Group, Inc. (The) 6.10%, due 10/1/41	143,000	133,825
Liberty Mutual Group, Inc. 7.80%, due 3/15/37 (c)	102,000	90,780
10.75%, due 6/15/88 (a)(c)	212,000	266,060
Lincoln National Corp. 7.00%, due 5/17/66 (a)	1,407,000	1,269,817
Pacific Life Insurance Co. 9.25%, due 6/15/39 (c)	46,000	61,257
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	138,000	139,380

		3,310,854

Iron & Steel 0.7%
AK Steel Corp. 7.625%, due 5/15/20	800,000	752,000
Allegheny Ludlum Corp. 6.95%, due 12/15/25	157,000	177,764
United States Steel Corp. 7.00%, due 2/1/18	650,000	643,500

		1,573,264

Leisure Time 0.0%‡
Harley-Davidson Funding Corp. 6.80%, due 6/15/18 (c)	92,000	107,517

Lodging 2.5%
Harrah’s Operating Co., Inc. 10.00%, due 12/15/18	1,250,000	844,000
Hyatt Hotels Corp. 3.875%, due 8/15/16	1,500,000	1,533,592
MGM Mirage, Inc. 7.50%, due 6/1/16	1,193,000	1,142,298
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	1,000,000	1,130,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, due 8/15/20	900,000	999,000

		5,648,890

Machinery—Construction & Mining 0.6%
Terex Corp. 8.00%, due 11/15/17	1,468,000	1,438,640

M-108	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Machinery—Diversified 0.7%
Briggs & Stratton Corp. 6.875%, due 12/15/20	$800,000	$820,000
CNH America LLC 7.25%, due 1/15/16	748,000	802,230

		1,622,230

Media 1.9%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, due 1/15/19	222,000	231,435
7.25%, due 10/30/17	500,000	526,875
Cequel Communications Holdings/LLC and Cequel Capital Corp. 8.625%, due 11/15/17 (c)	212,000	224,720
Clear Channel Communications, Inc. 9.00%, due 3/1/21	1,300,000	1,095,250
COX Communications, Inc. 6.95%, due 6/1/38 (c)	509,000	581,238
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 4.60%, due 2/15/21	1,348,000	1,401,582
DISH DBS Corp. 7.125%, due 2/1/16	185,000	199,337

		4,260,437

Metal Fabricate & Hardware 0.2%
Mueller Water Products, Inc. 8.75%, due 9/1/20	508,000	551,815

Mining 1.0%
Alcoa, Inc. 6.15%, due 8/15/20	724,000	752,219
Aleris International, Inc. 7.625%, due 2/15/18	924,000	900,900
Century Aluminum Co. 8.00%, due 5/15/14	500,000	498,750
Freeport-McMoRan Copper & Gold, Inc. 8.375%, due 4/1/17	179,000	190,187

		2,342,056

Miscellaneous—Manufacturing 1.4%
American Railcar Industries, Inc. 7.50%, due 3/1/14	630,000	630,000
Amsted Industries, Inc. 8.125%, due 3/15/18 (c)	1,000,000	1,060,000
GE Capital Trust I 6.375%, due 11/15/67 (a)	475,000	466,688
Polypore International, Inc. 7.50%, due 11/15/17	285,000	294,975

	Principal Amount	Value

Miscellaneous—Manufacturing (continued)
SPX Corp. 6.875%, due 9/1/17	$585,000	$631,800

		3,083,463

Office Furnishings 0.5%
Interface, Inc. 7.625%, due 12/1/18	1,164,000	1,230,930

Oil & Gas 5.6%
Berry Petroleum Co. 6.75%, due 11/1/20 (d)	752,000	759,520
Chesapeake Energy Corp. 6.625%, due 8/15/20 (d)	555,000	595,238
6.875%, due 8/15/18	600,000	642,000
Concho Resources, Inc. 6.50%, due 1/15/22	500,000	522,500
7.00%, due 1/15/21	623,000	668,946
Denbury Resources, Inc. 6.375%, due 8/15/21	185,000	193,325
8.25%, due 2/15/20	525,000	586,688
Frontier Oil Corp. 6.875%, due 11/15/18	129,000	132,225
Hilcorp Energy I, L.P./Hilcorp Finance Co. 7.625%, due 4/15/21 (c)	277,000	290,158
8.00%, due 2/15/20 (c)	700,000	749,000
Linn Energy LLC/Linn Energy Finance Corp. 6.50%, due 5/15/19 (c)	850,000	843,625
7.75%, due 2/1/21	185,000	192,400
8.625%, due 4/15/20	425,000	461,125
Nabors Industries, Inc. 5.00%, due 9/15/20	1,222,000	1,245,830
Range Resources Corp. 5.75%, due 6/1/21	150,000	162,375
8.00%, due 5/15/19	383,000	427,045
Sunoco, Inc. 9.625%, due 4/15/15	1,500,000	1,681,855
Swift Energy Co. 7.125%, due 6/1/17	500,000	497,500
8.875%, due 1/15/20	92,000	96,600
Tesoro Corp. 6.50%, due 6/1/17	1,331,000	1,364,275
Valero Energy Corp. 6.125%, due 2/1/20	509,000	566,174

		12,678,404

Oil & Gas Services 1.4%
Basic Energy Services, Inc. 7.125%, due 4/15/16	475,000	476,187
7.75%, due 2/15/19	625,000	629,687
Dresser-Rand Group, Inc. 6.50%, due 5/1/21 (c)	293,000	299,593

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-109

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas Services (continued)
Helix Energy Solutions Group, Inc. 9.50%, due 1/15/16 (c)	$370,000	$384,800
Hornbeck Offshore Services, Inc. Class B 6.125%, due 12/1/14	129,000	129,806
8.00%, due 9/1/17	1,185,000	1,219,069

		3,139,142

Packaging & Containers 1.2%
Ball Corp. 6.75%, due 9/15/20 (d)	1,202,000	1,307,175
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, due 2/1/21	370,000	386,650
Owens-Illinois, Inc. 7.80%, due 5/15/18	882,000	974,610

		2,668,435

Pharmaceuticals 0.5%
Mylan, Inc. 6.00%, due 11/15/18 (c)	400,000	411,500
7.625%, due 7/15/17 (c)	700,000	763,875

		1,175,375

Pipelines 2.2%
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	1,325,000	1,297,964
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp. 6.75%, due 11/1/20	752,000	787,720
Panhandle Eastern Pipeline Co., L.P. 8.125%, due 6/1/19	463,000	566,964
Plains All American Pipeline, L.P./PAA Finance Corp. 5.00%, due 2/1/21	463,000	510,040
Regency Energy Partners, L.P./Regency Energy Finance Corp. 6.875%, due 12/1/18	1,050,000	1,115,625
Targa Resources Partners, L.P./Targa Resources Partners Finance Corp. 7.875%, due 10/15/18	800,000	844,000

		5,122,313

Real Estate Investment Trusts 0.3%
Host Hotels & Resorts, L.P. 5.875%, due 6/15/19 (c)	750,000	763,125

Retail 2.1%
AmeriGas Partners, L.P./AmeriGas Finance Corp. 6.50%, due 5/20/21	352,000	345,840

	Principal Amount	Value

Retail (continued)
AutoNation, Inc. 6.75%, due 4/15/18	$830,000	$871,500
CVS Caremark Corp. 4.75%, due 5/18/20	1,305,000	1,455,228
Ferrellgas L.P./Ferrellgas Finance Corp. 9.125%, due 10/1/17	134,000	140,030
Ferrellgas Partners, L.P./Ferrellgas Partners Finance Corp. 8.625%, due 6/15/20	475,000	459,562
Inergy LP/Inergy Finance Corp. 7.00%, due 10/1/18	745,000	756,175
Sears Holdings Corp. 6.625%, due 10/15/18	1,000,000	760,000

		4,788,335

Semiconductors 0.5%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (c)	1,066,000	1,139,288

Software 0.7%
Fidelity National Information Services, Inc. 7.625%, due 7/15/17 (c)	814,000	877,085
7.625%, due 7/15/17	576,000	623,520

		1,500,605

Telecommunications 3.7%
CommScope, Inc. 8.25%, due 1/15/19 (c)	1,720,000	1,720,000
♦Crown Castle International Corp. 7.125%, due 11/1/19	555,000	599,400
9.00%, due 1/15/15	1,000,000	1,083,750
EH Holding Corp. 7.625%, due 6/15/21 (c)	923,000	969,150
Frontier Communications Corp. 8.50%, due 4/15/20	686,000	702,292
MetroPCS Wireless, Inc. 7.875%, due 9/1/18	314,000	318,318
Nextel Communications, Inc. 5.95%, due 3/15/14	870,000	839,550
Sprint Capital Corp. 6.90%, due 5/1/19	738,000	607,005
8.75%, due 3/15/32	1,330,000	1,075,637
Viasat, Inc. 8.875%, due 9/15/16	620,000	635,500

		8,550,602

Toys, Games & Hobbies 0.2%
Hasbro, Inc. 6.30%, due 9/15/17	395,000	454,117

M-110	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Transportation 0.5%
PHI, Inc. 8.625%, due 10/15/18	$151,000	$151,378
RailAmerica, Inc. 9.25%, due 7/1/17	866,000	946,105

		1,097,483

Total Corporate Bonds (Cost $162,295,994)		158,368,204

Foreign Bonds 1.7%
El Salvador 0.0%‡
Republic of El Salvador 7.65%, due 6/15/35	37,000	37,740
8.25%, due 4/10/32 (c)	37,000	40,145

		77,885

France 0.8%
Societe Generale S.A. 5.75%, due 12/31/49 (a)	£1,475,000	1,855,447

Germany 0.1%
IKB Deutsche Industriebank A.G. 4.50%, due 7/9/13	€166,000	134,278

United Kingdom 0.8%
EGG Banking PLC 6.875%, due 12/29/21 (a)	£120,000	160,295
7.50%, due 5/29/49 (a)	1,023,000	1,380,524
HSH Nordbank A.G. 4.375%, due 2/14/17 (a)	€138,000	88,894
Rexam PLC 6.75%, due 6/29/67 (a)	222,000	258,479

		1,888,192

Total Foreign Bonds (Cost $4,584,958)		3,955,802

Loan Assignments & Participations 1.6% (f)
Commercial Services 0.4%
KAR Auction Services, Inc. Term Loan B 5.00%, due 5/19/17	$995,000	978,831

Finance—Consumer Loans 0.4%
Springleaf Finance Corp. Term Loan 5.50%, due 5/10/17	1,000,000	866,875

	Principal Amount	Value

Retail 0.4%
Neiman Marcus Group, Inc. (The) New Term Loan 4.75%, due 5/16/18	$1,000,000	$963,542

Telecommunications 0.4%
MetroPCS Wireless, Inc. Tranche B3 4.063%, due 3/16/18	992,494	962,719

Total Loan Assignments & Participations (Cost $3,976,269)		3,771,967

Mortgage-Backed Securities 0.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.1%
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 2.732%, due 11/25/35 (g)	115,303	83,012
Series 2005-5, Class A2 5.001%, due 10/10/45	3,013	3,014
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	71,613	61,504
WaMu Mortgage Pass Through Certificates Series 2006-AR14, Class 1A1 2.312%, due 11/25/36 (g)	56,842	40,368
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.73%, due 7/25/36 (g)	71,767	50,340

Total Mortgage-Backed Securities (Cost $276,308)		238,238

Municipal Bonds 0.2%
New York 0.1%
New York City Industrial Development Agency Special Facilities Revenue Series A 8.00%, due 8/1/12 (h)	320,000	291,840

Oklahoma 0.1%
Tulsa, Okla, Municipal Airport Trust Revenue Series A 7.75%, due 6/1/35 (h)	160,000	121,173

Total Municipal Bonds (Cost $488,452)		413,013

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-111

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies 2.8%
United States Treasury Bonds 0.7%
3.50%, due 2/15/39	$105,500	$118,671
3.75%, due 8/15/41	1,346,400	1,583,493

		1,702,164

United States Treasury Notes 0.1%
2.375%, due 10/31/14	27,700	29,260
4.75%, due 8/15/17	14,800	17,820
4.875%, due 8/15/16	50,000	59,301

		106,381

♦United States Treasury Inflation Indexed Notes 2.0%
1.125%, due 1/15/21	2,587,800	2,886,003
1.25%, due 7/15/20	1,538,330	1,739,996

		4,625,999

Total U.S. Government & Federal Agencies (Cost $6,068,509)		6,434,544

Yankee Bonds 9.9% (i)
Banks 1.2%
Barclays Bank PLC 5.125%, due 1/8/20	500,000	513,611
5.14%, due 10/14/20	463,000	391,923
Mizuho Capital Investment, Ltd. 14.95%, due 12/31/49 (a)(c)	248,000	301,499
Royal Bank of Scotland Group PLC 6.40%, due 10/21/19	1,194,000	1,117,808
Royal Bank of Scotland PLC (The) 6.125%, due 1/11/21	463,000	456,763

		2,781,604

Building Materials 0.2%
Holcim U.S. Finance Sarl & Cie SCS 6.00%, due 12/30/19 (c)	370,000	381,274

Electric 0.8%
Intergen N.V. 9.00%, due 6/30/17 (c)	755,000	794,638
PPL WEM Holdings PLC 3.90%, due 5/1/16 (c)	1,000,000	1,002,407

		1,797,045

Engineering & Construction 0.5%
BAA Funding, Ltd. 4.875%, due 7/15/21 (c)	1,100,000	1,129,690

Forest Products & Paper 0.0%‡
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (c)	185,000	75,156

	Principal Amount	Value

Insurance 0.1%
Oil Insurance, Ltd. 3.356%, due 12/29/49 (a)(c)	$148,000	$141,876
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(c)	129,000	109,631

		251,507

Investment Company 0.8%
CDP Financial, Inc. 4.40%, due 11/25/19 (c)	1,700,000	1,844,563

Iron & Steel 0.3%
APERAM 7.375%, due 4/1/16 (c)	740,000	632,700

Leisure Time 0.3%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	600,000	628,500

Machinery—Construction & Mining 0.1%
Boart Longyear Management Pty, Ltd. 7.00%, due 4/1/21 (c)	364,000	369,460

Mining 2.6%
FMG Resources August 2006 Pty, Ltd. 6.875%, due 2/1/18 (c)	400,000	383,000
Novelis, Inc. 8.375%, due 12/15/17	766,000	813,875
8.75%, due 12/15/20	777,000	833,332
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	526,000	717,869
Teck Resources, Ltd. 9.75%, due 5/15/14	750,000	881,377
10.75%, due 5/15/19	300,000	366,000
Vedanta Resources PLC 8.25%, due 6/7/21 (c)	1,640,000	1,271,000
Xstrata Finance Canada, Ltd. 5.80%, due 11/15/16 (c)	574,000	626,165

		5,892,618

Oil & Gas 1.7%
ENI S.p.A. 4.15%, due 10/1/20 (c)	370,000	366,689
MEG Energy Corp. 6.50%, due 3/15/21 (c)	1,023,000	1,046,017
OGX Petroleo e Gas Participacoes S.A. 8.50%, due 6/1/18 (c)	1,220,000	1,195,600
Precision Drilling Corp. 6.50%, due 12/15/21 (c)	487,000	496,740
6.625%, due 11/15/20	882,000	901,845

		4,006,891

M-112	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Oil & Gas Services 0.4%
Cie Generale de Geophysique—Veritas 6.50%, due 6/1/21	$200,000	$194,000
9.50%, due 5/15/16	600,000	648,000

		842,000

Telecommunications 0.6%
Intelsat Luxembourg S.A. 11.25%, due 2/4/17	185,000	178,988
11.50%, due 2/4/17 (e)	1,150,000	1,109,750

		1,288,738

Transportation 0.3%
CHC Helicopter S.A. 9.25%, due 10/15/20 (c)	675,000	607,500

Total Yankee Bonds (Cost $23,260,564)		22,529,246

Total Long-Term Bonds (Cost $213,277,828)		206,797,256

	Shares
Common Stocks 0.5%
Auto Manufacturers 0.2%
General Motors Co. (j)	20,270	410,873

Banks 0.2%
CIT Group, Inc. (j)	1,475	51,433
Citigroup, Inc.	16,000	420,960

		472,393

Biotechnology 0.0%‡
Life Technologies Corp. (j)	226	8,794

Building Materials 0.0%‡
Nortek, Inc. (j)	50	1,308
U.S. Concrete, Inc. (j)(k)	4,455	12,919

		14,227

Oil & Gas Services 0.1%
Core Laboratories N.V.	1,181	134,575

Total Common Stocks (Cost $1,541,657)		1,040,862

Convertible Preferred Stocks 1.3%
Auto Manufacturers 0.1%
General Motors Co. 4.75%	3,450	118,163

	Shares	Value

Auto Parts & Equipment 0.1%
♦Goodyear Tire & Rubber Co. (The) 5.88%	3,900	$189,735

Banks 0.4%
♦Bank of America Corp. 7.25% Series L	300	236,406
Citigroup, Inc. 7.50%	3,600	292,500
Wells Fargo & Co. 7.50% Series L	300	319,350

		848,256

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 4.75%	2,000	234,500

Insurance 0.1%
Hartford Financial Services Group, Inc. 7.25%	6,600	123,948
MetLife, Inc. 5.00%	1,525	93,970

		217,918

Media 0.0%‡
Nielsen Holdings N.V. 6.25%	1,900	110,319

Oil & Gas 0.3%
Apache Corp. 6.00%	8,900	483,092
Chesapeake Energy Corp. (c) 5.75%	300	302,937

		786,029

Telecommunications 0.2%
♦Crown Castle International Corp. 6.25%	5,800	359,600

Total Convertible Preferred Stocks (Cost $3,356,344)		2,864,520

	Number of Warrants
Warrants 0.1%
Auto Manufacturers 0.1%
General Motors Co.
Strike Price $10.00
Expires 7/10/16 (j)	7,425	87,095
Strike Price $18.33
Expires 7/10/19 (j)	7,425	58,063

Total Warrants (Cost $299,154)		145,158

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-113

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

Short-Term Investment 6.3%
Repurchase Agreement 6.3%
State Street Bank and Trust Co. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $14,371,587 (Collateralized by a Federal Home Loan Bank security with a rate of 0.42% and a maturity date of 6/21/13, with a Principal Amount of $14,660,000 and a Market Value of $14,660,000)	$14,371,572	$14,371,572

Total Short-Term Investment (Cost $14,371,572)		14,371,572

Total Investments, Before Investments Sold Short (Cost $232,846,555) (n)	98.7%	225,219,368

Long-Term Bonds Sold Short (0.4%) Corporate Bond Sold Short (0.4%)
Mining (0.4%)
Vulcan Materials Co. 7.50%, due 6/15/21	(975,000)	(1,053,000)

Total Investments Sold Short (Proceeds $966,453)	(0.4)%	(1,053,000)

Total Investments, Net of Investments Sold Short (Cost $231,880,102)	98.3	224,166,368
Other Assets, Less Liabilities	1.7	3,990,654
Net Assets	100.0%	$228,157,022

	Contracts Long	Unrealized Appreciation (Depreciation) (l)
Futures Contracts (0.0%)‡
United States Treasury Bond March 2012 (30 Year) (m)	115	$113,814

Total Futures Contracts Long (Settlement Value $16,653,438)		$113,814

	Contracts Short
United States Treasury Note March 2012 (5 Year) (m)	(390)	$(223,397)

Total Futures Contracts Short (Settlement Value $48,070,547)		$(223,397)
Total Futures Contracts (Settlement Value $31,417,109)		$(109,583)
†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect at December 31, 2011.

(b)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities at December 31, 2011 is $1,408,220, which represents 0.6% of the Portfolio’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	Security, or a portion thereof, is maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(J)).

(e)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(f)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect at December 31, 2011. Floating Rate Loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(g)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at December 31, 2011.

(h)	Issue in default.

(i)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.

(j)	Non-income producing security.

(k)	Illiquid security. The total market value of this security at December 31, 2011 is $12,919, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(l)	Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 2011.

(m)	At December 31, 2011, cash in the amount of $110,800 is on deposit with broker for futures transactions.

(n)	At December 31, 2011, cost is $232,854,627 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$2,052,085
Gross unrealized depreciation	(9,687,344)

Net unrealized depreciation	$(7,635,259)

The following abbreviations are used in the above portfolio:

€—Euro

£—British Pound Sterling

M-114	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,629,736	$—	$2,629,736
Convertible Bonds	—	8,456,506	—	8,456,506
Corporate Bonds	—	158,368,204	—	158,368,204
Foreign Bonds	—	3,955,802	—	3,955,802
Loan Assignments & Participations	—	3,771,967	—	3,771,967
Mortgage-Backed Securities	—	238,238	—	238,238
Municipal Bonds	—	413,013	—	413,013
U.S. Government & Federal Agencies	—	6,434,544	—	6,434,544
Yankee Bonds	—	22,529,246	—	22,529,246

Total Long-Term Bonds	—	206,797,256	—	206,797,256

Common Stocks	1,040,862	—	—	1,040,862
Convertible Preferred Stocks	2,864,520	—	—	2,864,520
Warrants	145,158	—	—	145,158
Short-Term Investment
Repurchase Agreement	—	14,371,572	—	14,371,572

Total Investments in Securities	4,050,540	221,168,828	—	225,219,368

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	18,520	—	18,520
Futures Contracts Long (c)	113,814	—	—	113,814

Total Investments in Securities and Other Financial Instruments	$4,164,354	$221,187,348	$—	$225,351,702

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bond Sold Short	$—	$(1,053,000)	$—	$(1,053,000)

Total Investments in Securities Sold Short	—	(1,053,000)	—	(1,053,000)

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	(12,236)	—	(12,236)
Futures Contracts Short (c)	(223,397)			(223,397)

Total Investments in Securities Sold Short and Other Financial Instruments	$(223,397)	$(1,065,236)	$—	$(1,288,633)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the table of foreign currency forward contracts. (See Note 5)

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

At April 29, 2011 and December 31, 2011 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-115

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $232,846,555)	$225,219,368
Cash denominated in foreign currencies (identified cost $408,284)	409,302
Cash collateral on deposit at broker	110,800
Receivables:
Dividends and interest	3,614,549
Fund shares sold	201,658
Investment securities sold	216
Other assets	3,684
Unrealized appreciation on foreign currency forward contracts	18,520

Total assets	229,578,097

Liabilities
Investments sold short (proceeds $966,453)	1,053,000
Payables:
Manager (See Note 3)	113,032
Fund shares redeemed	109,096
Professional fees	57,725
Variation margin on futures contracts	31,094
Shareholder communication	15,356
NYLIFE Distributors (See Note 3)	7,950
Broker fees and charges on short sales	5,317
Interest on investments sold short	3,250
Custodian	1,619
Trustees	409
Accrued expenses	10,991
Unrealized depreciation on foreign currency forward contracts	12,236

Total liabilities	1,421,075

Net assets	$228,157,022

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,761
Additional paid-in capital	235,353,375

235,377,136
Undistributed net investment income	262,733
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	344,898
Net unrealized appreciation (depreciation) on investments and futures contracts	(7,736,770)
Net unrealized appreciation (depreciation) on investments sold short	(86,547)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(4,428)

Net assets	$228,157,022

Initial Class
Net assets applicable to outstanding shares	$188,333,413

Shares of beneficial interest outstanding	19,611,103

Net asset value per share outstanding	$9.60

Service Class
Net assets applicable to outstanding shares	$39,823,609

Shares of beneficial interest outstanding	4,149,938

Net asset value per share outstanding	$9.60

M-116	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

for the period April 29, 2011 (commencement of operations) through December 31, 2011

Investment Income (Loss)
Income
Interest	$6,680,852
Dividends	131,767

Total income	6,812,619

Expenses
Manager (See Note 3)	735,573
Professional fees	63,349
Interest on investments sold short	58,021
Distribution and service—Service Class (See Note 3)	35,178
Broker fees and charges on short sales	27,614
Shareholder communication	26,914
Offering (See Note 2)	26,202
Custodian	15,336
Trustees	3,124
Miscellaneous	4,158

Total expenses	995,469

Net investment income (loss)	5,817,150

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	45,580
Futures transactions	291,078
Foreign currency transactions	397,143

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	733,801

Net change in unrealized appreciation (depreciation) on:
Investments	(7,627,187)
Investments sold short	(86,547)
Futures contracts	(109,583)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(4,428)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	(7,827,745)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	(7,093,944)

Net increase (decrease) in net assets resulting from operations	$(1,276,794)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-117

Statement of Changes in Net Assets

for the period April 29, 2011 (commencement of operations) through December 31, 2011

2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,817,150
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	733,801
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	(7,827,745)

Net increase (decrease) in net assets resulting from operations	(1,276,794)

Dividends to shareholders:
From net investment income:
Initial Class	(4,981,114)
Service Class	(992,891)

Total dividends to shareholders	(5,974,005)

Capital share transactions:
Net proceeds from sale of shares (a)	252,739,616
Net asset value of shares issued to shareholders in reinvestment of dividends	5,974,005
Cost of shares redeemed	(23,305,800)

Increase (decrease) in net assets derived from capital share transactions	235,407,821

Net increase (decrease) in net assets	228,157,022

Net Assets
Beginning of period	—

End of period	$228,157,022

Undistributed net investment income at end of period	$262,733

(a)	Includes a subscription in-kind in the amount of $79,972,617 during the period ended December 31, 2011. (see Note 10)

M-118	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	April 29, 2011** through December 31,
	2011
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.31
Net realized and unrealized gain (loss) on investments	(0.47)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02

Total from investment operations	(0.14)

Less dividends:
From net investment income	(0.26)

Net asset value at end of period	$9.60

Total investment return	(1.32	%) (b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.74	% ††
Net expenses (excluding short sales expenses)	0.71	% ††
Expenses (including short sales expenses)	0.78	% ††
Short sale expenses	0.07	% ††
Portfolio turnover rate	7%
Net assets at end of period (in 000’s)	$188,333

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-119

Financial Highlights selected per share data and ratios

	Service Class
	April 29, 2011** through December 31,
	2011
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.31
Net realized and unrealized gain (loss) on investments	(0.49)
Net realized and unrealized gain (loss) on foreign currency transactions	0.03

Total from investment operations	(0.15)

Less dividends:
From net investment income	(0.25)

Net asset value at end of period	$9.60

Total investment return	(1.48	%) (b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.81	% ††
Net expenses (excluding short sales expenses)	0.95	% ††
Expenses (including short sales expenses)	1.03	% ††
Short sale expenses	0.08	% ††
Portfolio turnover rate	7%
Net assets at end of period (in 000’s)	$39,824

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

M-120	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Floating Rate Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2011

Class	One Year	Five Years	Since Inception (5/2/05)	Gross Expense Ratio[1]
Initial Class Shares	2.19%	3.17%	3.58%	0.67%
Service Class Shares	1.93	2.91	3.32	0.92

Benchmark Performance	One Year	Five Years	Since Inception (5/2/05)
Credit Suisse Leveraged Loan Index[2]	1.82%	3.32%	4.17%
Average Lipper Loan Participation Fund[3]	1.23	1.94	2.82

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-121

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,002.00	$3.28	$1,021.90	$3.31

Service Class Shares	$1,000.00	$1,000.60	$4.54	$1,020.70	$4.58

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.65% for Initial Class and 0.90% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

M-122	MainStay VP Floating Rate Portfolio

Portfolio Composition as of December 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-125 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of December 31, 2011 (excluding short-term investments)

1.	DaVita, Inc., 4.50%, due 10/20/16

2.	TransDigm, Inc., 4.00%–7.75%, due 2/14/17–12/15/18

3.	Intelsat Jackson Holdings, Ltd., 5.25%, due 4/2/18

4.	MetroPCS Wireless, Inc., 4.063%–4.134%, due 11/4/16–3/16/18

5.	Aramark Corp., 2.114%–3.829%, due 1/27/14–7/26/16
6.	Reynolds Group Holdings, Inc., 6.50%, due 2/9/18–8/9/18

7.	Grifols, Inc., 6.00%–8.25%, due 6/1/17–2/1/18

8.	Hertz Corp. (The), 1.00%–3.75%, due 3/9/18

9.	Weather Channel (The), 4.25%, due 2/13/17

10.	Neiman Marcus Group, Inc. (The), 4.75%, due 5/16/18

mainstayinvestments.com	M-123

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Robert H. Dial of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Floating Rate Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP Floating Rate Portfolio returned 2.19% for Initial Class shares and 1.93% for Service Class shares. Both share classes outperformed the 1.23% return of the average Lipper2 Loan Participation Fund and the 1.82% return of the Credit Suisse Leveraged Loan Index2 for the 12 months ended December 31, 2011. The Credit Suisse Leveraged Loan Index is the Portfolio’s broad-based securities-market index.

What were the most significant factors and risks that influenced the markets in which the Portfolio invested during the 12 months ended December 31, 2011?

Strong inflows into the floating-rate asset class during January and February of 2011 caused prices to rally. Riskier assets (unrated credits and those rated CCC3 and below) outperformed less-risky credits (loans rated BB4) during the first quarter of 2011.

Loans rated BB performed better than unrated credits and loans rated CCC and below in the second and third quarters of 2011. Risk concerns about the European sovereign debt crisis and the U.S. government debt downgrade caused investors to move out of riskier asset classes—including floating-rate loans—in favor of U.S. Treasury securities. This caused loan prices to drop, especially during the third quarter. Riskier credits experienced greater price declines than credits with less risk.

During the reporting period, defaults remained relatively low. As of December 31, 2011, J.P. Morgan North American High Yield

Research estimated defaults for the latest 12 months at 0.4%, with an outlook in the 2% range for 2012.

What factors affected the Portfolio’s relative perfor- mance during the reporting period?

During the reporting period, we maintained an overweight position relative to the Credit Suisse Leveraged Loan Index in credits rated BB. We maintained an underweight position relative to the benchmark in credits rated CCC and lower and unrated credits.

What was the Portfolio’s duration5 strategy during the reporting period?

The Portfolio invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest rate contracts of the Portfolio’s loans, which are typically pegged to LIBOR,2 reset every 30, 60, 90, or 180 days. The Portfolio’s weighted average reset figure as of December 31, 2011, was 47 days, which we viewed as a short duration. Since actual reset dates may vary for different loans in the Portfolio, the actual period between a shift in interest rates and the time when the Portfolio would “catch up” may differ.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the Portfolio remained overweight relative to the Credit Suisse Leveraged Loan Index in credits rated BB and underweight relative to the benchmark in unrated credits and credits rated CCC and below.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	An obligation rated ‘CCC’ by Standard & Poor’s is deemed by Standard & Poor’s to be currently vulnerable to nonpayment and dependent on favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of Standard & Poor’s that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
4.	An obligation rated ‘BB’ by Standard & Poor’s is deemed by Standard & Poor’s to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor’s, however, an obligation rated ‘BB’ faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-124	MainStay VP Floating Rate Portfolio

Portfolio of Investments December 31, 2011

	Principal Amount	Value

Long-Term Bonds 91.6%† Corporate Bonds 8.0%
Aerospace & Defense 0.9%
Oshkosh Corp. 8.25%, due 3/1/17	$1,600,000	$1,664,000
Spirit Aerosystems, Inc. 7.50%, due 10/1/17	435,000	471,975
♦TransDigm, Inc. 7.75%, due 12/15/18	2,500,000	2,687,500

		4,823,475

Automobile 0.1%
Dana Holding Corp. 6.50%, due 2/15/19	400,000	404,000

Beverage, Food & Tobacco 0.2%
Dole Food Co., Inc. 8.00%, due 10/1/16 (a)	750,000	781,875

Broadcasting & Entertainment 0.2%
CSC Holdings LLC 8.625%, due 2/15/19	700,000	806,750

Buildings & Real Estate 0.6%
Building Materials Corp. of America 6.75%, due 5/1/21 (a)	850,000	892,500
6.875%, due 8/15/18 (a)	1,200,000	1,260,000
CB Richard Ellis Services, Inc. 6.625%, due 10/15/20	900,000	922,500

		3,075,000

Chemicals, Plastics & Rubber 1.3%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
8.875%, due 2/1/18	2,500,000	2,343,750
Huntsman International LLC 5.50%, due 6/30/16	1,000,000	980,000
Kraton Polymers LLC/Kraton Polymers Capital Corp.
6.75%, due 3/1/19	150,000	141,000
Nalco Co. 6.625%, due 1/15/19 (a)	1,000,000	1,157,500
8.25%, due 5/15/17	1,200,000	1,362,000
Nexeo Solutions LLC/Nexeo Solutions Finance Corp.
8.375%, due 3/1/18 (a)	1,500,000	1,492,500

		7,476,750

Containers, Packaging & Glass 1.2%
Berry Plastics Corp. 4.421%, due 9/15/14 (b)	500,000	470,000

	Principal Amount	Value

Containers, Packaging & Glass (continued)
Crown Americas LLC/Crown Americas Capital Corp. IIII
6.25%, due 2/1/21	$1,500,000	$1,567,500
Greif, Inc. 7.75%, due 8/1/19	650,000	702,000
Silgan Holdings, Inc. 7.25%, due 8/15/16	2,000,000	2,135,000
Solo Cup Co. 10.50%, due 11/1/13	2,000,000	2,030,000

		6,904,500

Diversified Natural Resources, Precious Metals & Minerals 0.3%
Boise Paper Holdings LLC/Boise Co- Issuer Co. 8.00%, due 4/1/20	700,000	740,250
Boise Paper Holdings LLC/Boise Finance Co. 9.00%, due 11/1/17	1,000,000	1,075,000

		1,815,250

Healthcare, Education & Childcare 0.1%
♦Grifols, Inc. 8.25%, due 2/1/18	692,000	726,600

Hotels, Motels, Inns & Gaming 0.2%
Ameristar Casinos, Inc. 7.50%, due 4/15/21	1,200,000	1,236,000

Leisure, Amusement, Motion Pictures & Entertainment 0.1%
Cinemark USA, Inc. 8.625%, due 6/15/19	600,000	652,500

Machinery 0.5%
SPX Corp. 6.875%, due 9/1/17	2,750,000	2,970,000

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.1%
CPM Holdings, Inc. 10.625%, due 9/1/14	725,000	772,125

Mining, Steel, Iron & Non-Precious Metals 0.6%
Consol Energy, Inc. 8.00%, due 4/1/17	3,000,000	3,285,000

Oil & Gas 0.9%
Chesapeake Energy Corp. 6.125%, due 2/15/21	3,083,000	3,167,782
Energy Transfer Equity, L.P. 7.50%, due 10/15/20	788,000	860,890
Forest Oil Corp. 7.25%, due 6/15/19	1,000,000	1,020,000

		5,048,672

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2011, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-125

Portfolio of Investments December 31, 2011 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications 0.3%
GCI, Inc. 6.75%, due 6/1/21	$1,750,000	$1,706,250

Utilities 0.4%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, due 10/1/20 (a)	2,310,000	1,960,613

Total Corporate Bonds (Cost $42,865,224)		44,445,360

Floating Rate Loans 80.2% (c)
Aerospace & Defense 2.7%
Aeroflex, Inc. Term Loan B 4.25%, due 5/9/18	2,388,000	2,243,227
Pelican Products, Inc. New Term Loan B 5.00%, due 3/7/17	2,970,000	2,940,300
SI Organization, Inc. (The) New Term Loan B 4.50%, due 11/22/16	2,821,500	2,680,425
Spirit Aerosystems, Inc. Term Loan B2 3.528%, due 9/30/16	2,006,536	2,001,519
♦TransDigm, Inc. New Term Loan B 4.00%, due 2/14/17	4,417,058	4,371,046
Wesco Aircraft Hardware Corp. New Term Loan B 4.25%, due 4/7/17	920,918	917,849

		15,154,366

Automobile 6.7%
Allison Transmission, Inc. Term Loan B 2.78%, due 8/7/14	4,608,987	4,489,646
Autoparts Holdings, Ltd. 1st Lien Term Loan 6.50%, due 7/28/17	399,000	398,252
2nd Lien Term Loan 10.50%, due 1/29/18	900,000	868,500
Capital Automotive L.P. New Term Loan B 5.00%, due 3/10/17	3,571,640	3,473,420
Chrysler Group LLC Term Loan 6.00%, due 5/24/17	4,975,000	4,696,047

	Principal Amount	Value

Automobile (continued)
Federal-Mogul Corp. Term Loan B 2.209%, due 12/29/14	$2,272,771	$2,097,579
Term Loan C 2.216%, due 12/28/15	1,649,373	1,522,235
FleetPride Corp. New Term Loan 6.75%, due 11/30/17	2,000,000	1,981,666
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan 1.93%, due 4/30/14	3,500,000	3,373,125
KAR Auction Services, Inc. Term Loan B 5.00%, due 5/19/17	3,789,457	3,727,879
Key Safety Systems, Inc. 1st Lien Term Loan 2.545%, due 3/8/14	1,427,771	1,338,535
Metaldyne Co. LLC New Term Loan B 5.25%, due 5/18/17	2,977,500	2,932,837
Tenneco, Inc.
Tranche B Term Loan 4.796%, due 6/3/16 (d)	591,000	589,522
Tranche B1 Funded LOC 5.271%, due 3/17/14 (d)	1,250,000	1,229,687
Tomkins LLC New Term Loan B 4.25%, due 9/29/16	3,146,510	3,133,729
UCI International, Inc. New Term Loan B 5.50%, due 7/26/17	1,584,000	1,585,980

		37,438,639

Beverage, Food & Tobacco 3.6%
American Seafoods Group LLC New Term Loan B 4.25%, due 3/8/18 (d)	1,439,916	1,378,719
Constellation Brands, Inc. Term Loan B 2.013%, due 6/5/13	676,139	673,258
Dean Foods Co. Extended Term Loan B2 3.593%, due 4/2/17	4,343,510	4,177,010
Del Monte Foods Co. Term Loan 4.50%, due 3/8/18	3,316,634	3,142,510
Dole Food Co., Inc. Tranche B2 5.043%, due 7/6/18	1,419,719	1,412,178

M-126	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Beverage, Food & Tobacco (continued)
Michael Foods Group, Inc. Term Loan 4.25%, due 2/23/18	$3,595,831	$3,539,646
Solvest, Ltd. Tranche C2 5.029%, due 7/6/18	2,636,621	2,622,616
Wm. Bolthouse Farms, Inc. New 1st Lien Term Loan 5.504%, due 2/11/16	3,185,096	3,161,207

		20,107,144

Broadcasting & Entertainment 6.7%
Atlantic Broadband Finance LLC New Term Loan B 4.00%, due 3/8/16	2,406,865	2,354,716
BBHI Acquisition LLC Term Loan B 4.50%, due 12/14/17	3,960,000	3,910,500
Charter Communications Operating LLC Extended Term Loan C 3.83%, due 9/6/16	368,022	359,511
Incremental B2 Term Loan 7.25%, due 3/6/14	108,157	107,616
CSC Holdings, Inc. Incremental B2 Term Loan 2.044%, due 3/29/16	3,332,781	3,256,754
Cumulus Media, Inc. Term Loan 5.75%, due 9/17/18	2,500,000	2,443,750
Gray Television, Inc. Term Loan B 3.78%, due 12/31/14	2,917,356	2,823,242
Hubbard Radio LLC Term Loan B 5.25%, due 4/28/17	796,000	780,080
2nd Lien Term Loan 8.75%, due 4/30/18	500,000	495,000
Insight Midwest Holdings LLC Term Loan A 1.27%, due 10/7/13	1,115,385	1,101,442
Initial Term Loan 2.02%, due 4/7/14	1,151,273	1,135,731
Knology, Inc. New Term Loan B 4.00%, due 8/18/17	5,260,250	5,111,211
LodgeNet Entertainment Corp. Term Loan 6.50%, due 4/4/14	534,238	463,452

	Principal Amount	Value

Broadcasting & Entertainment (continued)
MCC Iowa LLC Tranche D1 Term Loan 1.97%, due 1/30/15	$1,900,000	$1,784,417
Mediacom Broadband LLC Tranche F Term Loan 4.50%, due 10/23/17	738,750	719,358
Univision Communications, Inc. Extended Term Loan 4.546%, due 3/31/17	5,598,637	4,986,286
♦ Weather Channel (The) New Term Loan B 4.25%, due 2/13/17	5,625,689	5,604,592

		37,437,658

Buildings & Real Estate 2.3%
Armstrong World Industries, Inc. New Term Loan B 4.00%, due 3/9/18	2,623,036	2,598,445
Brickman Group Holdings, Inc. New Term Loan B 7.25%, due 10/14/16	3,300,000	3,295,875
CB Richard Ellis Services, Inc. New Term Loan D 3.776%, due 9/4/19	3,582,000	3,492,450
Central Parking Corp. Letter of Credit Term Loan 2.563%, due 5/22/14	94,828	82,263
Term Loan 2.813%, due 5/22/14	256,424	222,447
CPG International, Inc. New Term Loan B 6.00%, due 2/18/17	2,059,200	1,971,684
Realogy Corp. Letter of Credit 3.204%, due 10/10/13	116,247	108,473
Term Loan
3.441%, due 10/10/13	1,160,977	1,083,336

		12,854,973

Chemicals, Plastics & Rubber 5.5%
Ashland, Inc. Term Loan B 3.75%, due 8/23/18	2,300,694	2,305,729
Celanese U.S. Holdings LLC Extended Term Loan C 3.122%, due 10/31/16	1,876,933	1,882,147
General Chemical Corp. New Term Loan 5.002%, due 10/6/15	3,702,193	3,668,255

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-127

Portfolio of Investments December 31, 2011 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Huntsman International LLC New Term Loan 1.925%, due 4/21/14	$600,535	$581,393
Extended Term Loan B 2.883%, due 4/19/17	1,637,388	1,563,706
INEOS U.S. Finance LLC Term Loan B2 7.501%, due 12/16/13	1,972,806	2,012,262
Term Loan C2 8.001%, due 12/16/14	2,111,035	2,153,255
Momentive Specialty Chemicals, Inc. Extended Term Loan C7 4.375%, due 5/5/15	992,208	942,607
Rockwood Specialties Group, Inc. New Term Loan B 3.50%, due 2/9/18	4,248,949	4,258,687
Solutia, Inc. New Term Loan B 3.50%, due 8/1/17	3,012,744	3,008,978
Styron S.A.R.L. LLC New Term Loan B 6.00%, due 8/2/17	4,331,250	3,719,461
Univar, Inc. Term Loan B 5.00%, due 6/30/17	5,071,505	4,877,520

		30,974,000

Containers, Packaging & Glass 2.8%
Berry Plastics Corp. Term Loan C 2.278%, due 4/3/15	1,963,918	1,867,358
BWAY Corp. New Term Loan B 4.50%, due 2/23/18	2,778,501	2,732,191
Graphic Packaging International, Inc. Term Loan B 2.388%, due 5/16/14	1,461,445	1,451,006
Term Loan C 3.136%, due 5/16/14	2,690,476	2,682,628
♦Reynolds Group Holdings, Inc. Tranche B Term Loan 6.50%, due 2/9/18	4,909,108	4,852,349
Tranche C Term Loan
6.50%, due 8/9/18	1,268,722	1,259,736
Sealed Air Corp. Term Loan B 4.75%, due 10/3/18	790,000	797,570

		15,642,838

	Principal Amount	Value

Diversified/Conglomerate Manufacturing 0.7%
Sensus USA, Inc. 1st Lien Term Loan 4.75%, due 5/9/17	$1,488,750	$1,477,584
2nd Lien Term Loan 8.50%, due 5/9/18	200,000	195,667
Terex Corp. Term Loan B 5.50%, due 4/28/17	1,097,250	1,099,536
Veyance Technologies, Inc. Delayed Draw Term Loan 2.80%, due 7/31/14	120,000	111,000
Initial Term Loan 2.80%, due 7/31/14	837,812	774,976

		3,658,763

Diversified/Conglomerate Service 6.2%
Acosta, Inc. Term Loan 4.75%, due 3/1/18	2,929,579	2,845,353
Advantage Sales & Marketing, Inc. Term Loan B 5.25%, due 12/18/17	1,980,000	1,940,400
2nd Lien Term Loan 9.25%, due 6/18/18	1,000,000	980,000
Brock Holdings III, Inc. New Term Loan B 6.00%, due 3/16/17	1,488,750	1,440,366
New 2nd Lien Term Loan 10.00%, due 3/16/18	750,000	684,375
Dealer Computer Services, Inc. New Term Loan B 3.75%, due 4/20/18	3,769,071	3,742,688
Emdeon, Inc. Term Loan B 6.75%, due 11/2/18	800,000	805,750
Fidelity National Information Solutions, Inc. New Term Loan B 4.25%, due 7/18/16	3,089,045	3,086,698
Fifth Third Processing Solutions LLC Term Loan B1 4.50%, due 11/3/16	4,158,079	4,140,752
First Data Corp. Term Loan B1 3.044%, due 9/24/14	3,613,020	3,254,727
Term Loan B3 3.044%, due 9/24/14	890,154	801,880
ServiceMaster Co. Delayed Draw Term Loan 2.80%, due 7/24/14	400,340	380,934

M-128	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
ServiceMaster Co. (continued)
Term Loan 2.834%, due 7/24/14	$4,020,079	$3,825,217
SunGard Data Systems, Inc. Tranche A 2.029%, due 2/28/14	2,803,946	2,726,838
Tranche B
3.997%, due 2/26/16	2,467,944	2,398,533
Verint Systems, Inc. Term Loan 4.50%, due 10/27/17	1,709,709	1,691,543

		34,746,054

Ecological 0.1%
Synagro Technologies, Inc. Term Loan B 2.28%, due 4/2/14	859,201	727,099

Electronics 3.0%
AVG Technologies, Inc. Term Loan 7.50%, due 3/15/16	5,000,000	4,675,000
Eagle Parent, Inc. New Term Loan 5.00%, due 5/16/18	2,985,000	2,803,413
NDS Finance, Ltd. New Term Loan B 4.00%, due 3/12/18	2,084,250	2,021,723
NeuStar, Inc. Term Loan B 5.00%, due 11/8/18	2,493,750	2,493,750
Rovi Solutions Corp. Tranche B Term Loan 4.00%, due 2/7/18	1,240,625	1,231,320
Sensata Technologies Finance Co. LLC Term Loan 4.00%, due 5/11/18	3,316,634	3,278,287

		16,503,493

Finance 2.5%
Harbourvest Partners LLC Term Loan B 6.25%, due 12/16/16	1,877,586	1,872,892
♦Hertz Corp. (The) New Synthetic Letter of Credit 1.00%, due 3/9/18	4,000,000	3,760,000
Term Loan B 3.75%, due 3/9/18	1,985,000	1,944,887

	Principal Amount	Value

Finance (continued)
Istar Financial, Inc. Term Loan A2 7.00%, due 6/30/14	$3,916,700	$3,781,574
MSCI, Inc. Term Loan B1 3.75%, due 3/14/17	2,459,865	2,472,164

		13,831,517

Grocery 0.7%
Roundy’s Supermarkets, Inc. Extended Term Loan 7.00%, due 11/3/13	2,146,618	2,141,251
SUPERVALU, Inc. Extended Term Loan B2 3.546%, due 10/5/15	1,769,980	1,714,116

		3,855,367

Healthcare, Education & Childcare 12.5%
Alliance Healthcare Services, Inc. Term Loan B 7.25%, due 6/1/16	3,184,256	2,782,244
Bausch & Lomb, Inc. Delayed Draw Term Loan 3.546%, due 4/24/15	564,526	550,678
Term Loan
3.767%, due 4/24/15	2,313,328	2,256,580
Biomet, Inc. Term Loan B 3.473%, due 3/25/15	5,016,648	4,873,317
Community Health Systems, Inc. Non-Extended Delayed Draw 2.546%, due 7/25/14	237,795	230,321
Non-Extended Term Loan 2.757%, due 7/25/14	4,631,023	4,485,474
Extended Term Loan B 3.965%, due 1/25/17	332,683	321,039
♦DaVita, Inc. New Term Loan B 4.50%, due 10/20/16	7,425,000	7,404,581
Emergency Medical Services Corp. Term Loan 5.25%, due 5/25/18	4,764,000	4,636,958
Gentiva Health Services, Inc. New Term Loan B 4.75%, due 8/17/16	1,837,503	1,638,441
♦Grifols, Inc.
Term Loan B
6.00%, due 6/1/17	5,024,750	4,999,626

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-129

Portfolio of Investments December 31, 2011 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
HCA, Inc. Term Loan A 1.546%, due 11/19/12	$501,099	$496,902
Extended Term Loan B3 3.546%, due 5/1/18	3,122,019	2,945,104
Extended Term Loan B2 3.829%, due 3/31/17	1,000,000	947,188
Health Management Associates, Inc. New Term Loan B 4.50%, due 11/16/18	1,750,000	1,740,358
IASIS Healthcare LLC Term Loan 5.00%, due 5/3/18	2,382,000	2,295,652
Kinetic Concepts, Inc. Term Loan B 7.00%, due 5/4/18	3,500,000	3,528,175
Lifepoint Hospitals, Inc. Extended Term Loan B 3.28%, due 4/15/15	2,000,000	1,950,000
Quintiles Transnational Corp. New Term Loan B 5.00%, due 6/8/18	2,750,877	2,695,851
RPI Finance Trust Term Loan Tranche 2 4.00%, due 5/9/18	4,477,500	4,438,322
Rural/Metro Corp. Term Loan 5.75%, due 6/29/18	2,388,000	2,328,300
Select Medical Corp. New Term Loan B 5.50%, due 5/25/18	1,990,000	1,890,500
Universal Health Services, Inc. New Term Loan B 3.75%, due 11/15/16	4,542,343	4,522,993
Vanguard Health Holding Co. II LLC Term Loan B 5.00%, due 1/29/16	3,447,827	3,371,689
Warner Chilcott Co. LLC New Term Loan B2 4.25%, due 3/15/18	571,680	563,343
Warner Chilcott Corp. New Term Loan B1 4.25%, due 3/15/18	1,143,360	1,126,686
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18	786,060	774,597

		69,794,919

	Principal Amount	Value

Home and Office Furnishings, Housewares & Durable Consumer Products 0.6%
Jarden Corp. New Term Loan B 3.296%, due 3/30/18	$3,175,575	$3,174,225

Hotels, Motels, Inns & Gaming 1.4%
Ameristar Casinos, Inc. Term Loan B 4.00%, due 4/13/18	1,786,500	1,782,406
Las Vegas Sands LLC Extended Delayed Draw Term Loan 2.93%, due 11/23/16	978,082	938,958
Extended Term Loan B 2.93%, due 11/23/16	3,216,818	3,080,103
Penn National Gaming, Inc. New Term Loan B 3.75%, due 7/16/18	2,089,500	2,093,405

		7,894,872

Insurance 1.5%
Asurion Corp. New 1st Lien Term Loan 5.50%, due 5/24/18	2,863,636	2,813,523
New 2nd Lien Term Loan 9.00%, due 5/24/19	1,250,000	1,231,250
Hub International Holdings, Inc. Add On Term Loan B 6.75%, due 6/13/14	984,887	975,038
Multiplan, Inc. New Term Loan B 4.75%, due 8/26/17	3,332,928	3,170,447

		8,190,258

Leisure, Amusement, Motion Pictures & Entertainment 2.0%
Cedar Fair, L.P. New Term Loan B 4.00%, due 12/15/17	5,065,142	5,049,896
Cinemark USA, Inc. Extended Term Loan 3.623%, due 4/29/16	1,896,300	1,882,852
Regal Cinemas, Inc. Term Loan B 3.579%, due 8/23/17	4,530,933	4,487,513

		11,420,261

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.6%
Alliance Laundry Systems LLC Term Loan B 6.25%, due 9/30/16	2,557,895	2,548,303
Goodman Global Holdings, Inc. First Lien Term Loan 5.75%, due 10/28/16	1,512,604	1,508,113

M-130	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
Goodman Global Holdings, Inc. (continued)
2nd Lien Term Loan
9.00%, due 10/30/17	$127,273	$127,352
Manitowoc Co., Inc. (The) New Term Loan B 4.25%, due 11/13/17	1,127,879	1,111,412
Rexnord Corp. Term Loan B2 2.563%, due 7/19/13	1,993,695	1,952,160
Term Loan B
2.894%, due 7/19/13	1,934,426	1,902,992

		9,150,332

Mining, Steel, Iron & Non-Precious Metals 1.8%
JMC Steel Group, Inc. Term Loan 4.75%, due 4/3/17	1,612,813	1,594,668
Novelis, Inc. Term Loan 3.75%, due 3/10/17	4,458,722	4,374,006
SunCoke Energy, Inc. Term Loan B 4.002%, due 7/26/18	398,000	391,035
Walter Energy, Inc. Term Loan B 4.00%, due 4/2/18	3,904,519	3,865,474

		10,225,183

Oil & Gas 0.6%
Frac Tech International LLC Term Loan B 6.25%, due 5/6/16	3,396,629	3,347,273

Personal & Nondurable Consumer Products (Manufacturing Only) 1.4%
Spectrum Brands, Inc. New Term Loan B 5.002%, due 6/17/16	1,078,563	1,077,889
SRAM LLC New Term Loan B 4.761%, due 6/7/18	1,753,847	1,745,078
2nd Lien Term Loan 8.50%, due 12/7/18	600,000	597,000
Visant Holding Corp. Term Loan B 5.26%, due 12/22/16	4,944,868	4,620,361

		8,040,328

	Principal Amount	Value

Personal Transportation 0.2%
United Airlines, Inc. Term Loan B 2.313%, due 2/3/14	$1,347,672	$1,281,973

Personal, Food & Miscellaneous Services 1.1%
♦Aramark Corp. Synthetic Letter of Credit 2.114%, due 1/27/14	254,038	248,111
Term Loan
2.454%, due 1/27/14	3,185,645	3,111,317
Extended Letter of Credit 3.489%, due 7/26/16	185,120	180,030
Extended Term Loan B 3.829%, due 7/26/16	2,814,880	2,737,476

		6,276,934

Printing & Publishing 2.4%
Dex Media East LLC New Term Loan 2.991%, due 10/24/14	498,076	225,379
Getty Images, Inc. New Term Loan 5.25%, due 11/7/16	3,579,515	3,581,007
Lamar Media Corp. Term Loan B 4.00%, due 12/30/16	2,156,713	2,144,582
MediaNews Group New Term Loan 8.50%, due 3/19/14	56,409	52,319
Merrill Communications LLC Term Loan 7.50%, due 12/24/12	1,278,429	1,221,964
Nielsen Finance LLC Class A Term Loan 2.276%, due 8/9/13	102,608	101,133
Class C Term Loan 3.526%, due 5/2/16	4,896,360	4,783,132
Penton Media, Inc. New Term Loan B 5.00%, due 8/1/14 (d)(f)	1,210,465	738,384
R.H. Donnelley, Inc. New Term Loan 9.00%, due 10/24/14	492,197	172,761
SuperMedia, Inc. Exit Term Loan 11.00%, due 12/31/15	471,382	218,519

		13,239,180

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-131

Portfolio of Investments December 31, 2011 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Retail Store 4.7%
Academy, Ltd. Term Loan 6.00%, due 8/3/18	$3,000,000	$2,966,250
BJ’s Wholesale Club, Inc. Term Loan B 7.00%, due 9/28/18	1,687,500	1,691,280
Leslie’s Poolmart, Inc. Term Loan B 4.50%, due 11/21/16	1,496,222	1,464,427
Michaels Stores, Inc.
Extended Term Loan B3 5.015%, due 7/29/16	1,693,850	1,660,503
Term Loan B2 5.015%, due 7/29/16	2,155,609	2,113,172
NBTY, Inc. New Term Loan B 4.25%, due 10/2/17	1,293,222	1,277,380
♦Neiman Marcus Group, Inc. (The) New Term Loan 4.75%, due 5/16/18	5,333,891	5,139,429
Pantry, Inc. (The) Delayed Draw Term Loan B 2.05%, due 5/15/14	187,043	180,652
Term Loan B 2.05%, due 5/15/14	649,549	627,356
Petco Animal Supplies, Inc. New Term Loan 4.50%, due 11/24/17	4,220,000	4,109,225
Pilot Travel Centers LLC New Term Loan B 4.25%, due 3/30/18	3,195,803	3,186,816
Yankee Candle Co., Inc. (The) Term Loan B 2.551%, due 2/6/14	1,578,512	1,552,579

		25,969,069

Telecommunications 2.1%
♦MetroPCS Wireless, Inc.
Tranche B3
4.063%, due 3/16/18	1,853,228	1,797,631
Tranche B2
4.134%, due 11/4/16	4,632,285	4,524,200
Syniverse Technologies, Inc. Term Loan B 5.25%, due 12/21/17	3,269,487	3,263,357
Windstream Corp. Tranche B2 3.131%, due 12/17/15	1,955,000	1,932,657

		11,517,845

	Principal Amount	Value

Textiles & Leather 0.1%
Phillips-Van Heusen Corp. New Term Loan B 1 3.50%, due 5/6/16	$525,693	$525,145

Utilities 2.7%
AES Corp. New Term Loan 4.25%, due 6/1/18	1,509,672	1,506,370
BRSP LLC Term Loan B 7.50%, due 6/4/14	2,195,530	2,195,530
Calpine Corp. Term Loan B2 4.50%, due 4/2/18	1,990,000	1,951,030
Covanta Energy Corp. Synthetic Letter of Credit 0.481%, due 2/10/14	494,845	485,361
Term Loan B 1.813%, due 2/10/14	957,410	939,059
Equipower Resources Holdings LLC Term Loan B 5.75%, due 1/26/18	1,156,387	1,087,004
NRG Energy, Inc. New Term Loan B 4.00%, due 7/2/18	4,071,540	4,052,029
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.776%, due 10/10/17	2,792,822	1,764,907
TPF Generation Holdings LLC Synthetic Letter of Credit 2.579%, due 12/13/13	24,191	23,187
Term Loan B 2.579%, due 12/13/13	38,361	36,768
2nd Lien Term Loan C 4.829%, due 12/15/14	500,000	465,000
TPF II LC LLC Term Loan B 3.175%, due 10/15/14 (d)	451,252	426,433

		14,932,678

Total Floating Rate Loans (Cost $457,410,500)		447,912,386

Foreign Floating Rate Loans 2.8% (c)
Broadcasting & Entertainment 0.5%
UPC Financing Partnership Term Loan X 3.77%, due 12/29/17	1,896,576	1,823,083
Term Loan T 3.872%, due 12/30/16	1,020,716	982,440

		2,805,523

M-132	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Foreign Floating Rate Loans (continued)
Containers, Packaging & Glass 0.1%
BWAY Corp. Canadian Term Loan C 4.50%, due 2/23/18	$256,129	$251,861

Electronics 0.3%
Flextronics International, Ltd. Term Loan A 2.522%, due 10/1/14	1,525,687	1,491,359
Delayed Draw A1-A Term Loan 2.546%, due 10/1/14	438,416	431,017

		1,922,376

Leisure, Amusement, Motion Pictures & Entertainment 0.1%
Bombardier Recreational Products, Inc. Term Loan 2.899%, due 6/28/13 (d)	387,896	380,138

Printing & Publishing 0.1%
Yell Group PLC New Term Loan B1 4.046%, due 7/31/14	1,962,410	520,039

Telecommunications 1.7%
♦Intelsat Jackson Holdings, Ltd. Tranche B Term Loan 5.25%, due 4/2/18	6,766,000	6,732,170
Telesat Canada U.S. Term I Loan 3.30%, due 10/31/14	2,664,073	2,630,772
U.S. Term II Loan 3.30%, due 10/31/14	228,851	225,990

		9,588,932

Total Foreign Floating Rate Loans (Cost $17,038,072)		15,468,869

Yankee Bonds 0.6% (g)
Aerospace & Defense 0.3%
Bombardier, Inc. 7.50%, due 3/15/18 (a)	1,600,000	1,712,000

	Principal Amount	Value

Mining, Steel, Iron & Non-Precious Metals 0.3%
FMG Resources August 2006 Pty, Ltd. 6.375%, due 2/1/16 (a)	$1,500,000	$1,455,000

Total Yankee Bonds (Cost $3,100,000)		3,167,000

Total Long-Term Bonds (Cost $520,413,796)		510,993,615

	Shares
Common Stock 0.0%‡
Leisure, Amusement, Motion Pictures & Entertainment 0.0%‡
MGM Studios, Inc. (d)(e)	10,945	218,900

Total Common Stock (Cost $259,944)		218,900

	Principal Amount
Short-Term Investments 8.6%
Other Commercial Paper 1.8%
EDF S.A. 0.35%, due 1/20/12 (a)	$5,000,000	4,999,173
Emerson Electric Co.
0.06%, due 1/4/12 (a)	3,719,000	3,718,994
0.07%, due 1/26/12 (a)	1,585,000	1,584,929

Total Other Commercial Paper (Cost $10,302,981)		10,303,096

Repurchase Agreement 0.8%
State Street Bank and Trust Co. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $4,421,174 (Collateralized by a Federal Home Loan Bank security with a rate of 0.42% and a maturity date of 6/21/13, with a Principal Amount of $4,510,000 and a Market Value of $4,510,000)	4,421,169	4,421,169

Total Repurchase Agreement (Cost $4,421,169)		4,421,169

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-133

Portfolio of Investments December 31, 2011 (continued)

	Principal Amount	Value

Short-Term Investments (continued)
U.S. Government & Federal Agency 6.0%
Federal Home Loan Bank (Discount Note)
0.009%, due 2/22/12 (h)	$5,000,000	$4,999,931
United States Treasury Bills (zero coupon), due 3/1/12	1,313,000	1,313,000
0.001%, due 2/2/12 (h)	3,559,000	3,558,997
0.005%, due 2/9/12 (h)	836,000	835,996
0.019%, due 3/15/12 (h)	22,944,000	22,943,082

Total U.S. Government & Federal Agency (Cost $33,651,713)		33,651,006

Total Short-Term Investments (Cost $48,375,863)		48,375,271

Total Investments (Cost $569,049,603) (i)	100.2%	559,587,786
Other Assets, Less Liabilities	(0.2)	(1,036,982)
Net Assets	100.0%	$558,550,804

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect at December 31, 2011.

(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect at December 31, 2011. Floating Rate Loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(d)	Illiquid security. The total market value of these securities at December 31, 2011 is $4,961,783, which represents 0.9% of the Portfolio’s net assets.

(e)	Fair valued security. The total market value of these securities at December 31, 2011 is $218,900, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(f)	PIK (“Payment in Kind”)—security which may pay all or a portion of interest in additional securities.

(g)	Yankee Bond - dollar-denominated bond issued in the United States by a foreign bank or corporation.

(h)	Interest rate presented is yield to maturity.

(i)	At December 31, 2011, cost is $569,303,524 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$3,603,485
Gross unrealized depreciation	(13,319,223)

Net unrealized depreciation	$(9,715,738)

M-134	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$44,445,360	$—		$44,445,360
Floating Rate Loans	—	429,226,168	18,686,218	(b)	447,912,386
Foreign Floating Rate Loans	—	15,088,731	380,138	(b)	15,468,869
Yankee Bonds	—	3,167,000	—		3,167,000

Total Long-Term Bonds	—	491,927,259	19,066,356		510,993,615

Common Stock (c)	—	—	218,900		218,900
Short-Term Investments
Other Commercial Paper	—	10,303,096	—		10,303,096
Repurchase Agreement	—	4,421,169	—		4,421,169
U.S. Government & Federal Agency	—	33,651,006	—		33,651,006

Total Short-Term Investments	—	48,375,271	—		48,375,271

Total Investments in Securities	$—	$540,302,530	$19,285,256		$559,587,786

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Includes $19,066,356 of Level 3 securities which represent floating rate loans whose value was obtained from an independent pricing service which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments. (See Note 2)

(c)	The Level 3 security valued at $218,900 is held in Leisure, Amusement, Motion Pictures & Entertainment within the Common Stock section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the year ended December 31, 2011, securities with a total value of $6,559,224 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain floating rate loans obtained from the independent pricing service which were derived based on single broker quote. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-135

Portfolio of Investments December 31, 2011 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of December 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases (b)	Sales (c)	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2011 (a)
Long-Term Bonds
Floating Rate Loans
Automobile	$—	$1,255	$48	$(31,159)	$2,495,500	$(22,000)	$600,358	$—	$3,044,002	$(31,076)
Beverage, Food & Tobacco	—	1,366	218	(50,598)	1,455,221	(27,488)	—	—	1,378,719	(50,598)
Chemicals, Plastics & Rubber	—	665	36	(45,302)	995,000	(7,792)	—	—	942,607	(45,302)
Electronics	—	15,659	—	(240,659)	4,900,000	—	—	—	4,675,000	(240,659)
Finance	—	14,749	2,810	(167,722)	3,900,000	(309,914)	2,192,969	—	5,632,892	(164,137)
Mining, Steel, Iron & Non-Precious Metals	—	106	10	(5,081)	398,000	(2,000)	—	—	391,035	(5,081)
Printing & Publishing	725,651	15	(232,051)	—	21,727	(515,342)	—	—	—	—
Utilities	—	31,587	17,732	(63,904)	—	(763,118)	3,399,666	—	2,621,963	(49,332)
Foreign Floating Rate Loans
Leisure, Amusement, Motion Pictures & Entertainment	—	(41)	—	15,660	—	(1,712)	366,231	—	380,138	15,557
Common Stock
Leisure, Amusement, Motion Pictures & Entertainment	259,944	—	—	(41,044)	—	–	—	—	218,900	(41,044)
Printing & Publishing	7,524	—	(18,066)	10,542	—	–	—	—	—	—

Total	$993,119	$65,361	$(229,263)	$(619,267)	$14,165,448	$(1,649,366)	$6,559,224	$—	$19,285,256	$(611,672)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include paid-in-kind interest.

(c)	Sales include principal reduction.

M-136	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $569,049,603)	$559,587,786
Cash	728,878
Receivables:
Interest	2,338,243
Investment securities sold	1,238,990
Fund shares sold	343,802
Other assets	10,316

Total assets	564,248,015

Liabilities
Payables:
Investment securities purchased	4,327,266
Fund shares redeemed	876,099
Manager (See Note 3)	282,406
NYLIFE Distributors (See Note 3)	84,093
Professional fees	83,619
Shareholder communication	39,551
Custodian	2,525
Trustees	1,049
Accrued expenses	603

Total liabilities	5,697,211

Net assets	$558,550,804

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$61,554
Additional paid-in capital	578,910,901

578,972,455
Accumulated net realized gain (loss) on investments and foreign currency transactions	(10,959,834)
Net unrealized appreciation (depreciation) on investments	(9,461,817)

Net assets	$558,550,804

Initial Class
Net assets applicable to outstanding shares	$161,480,265

Shares of beneficial interest outstanding	17,806,303

Net asset value per share outstanding	$9.07

Service Class
Net assets applicable to outstanding shares	$397,070,539

Shares of beneficial interest outstanding	43,747,244

Net asset value per share outstanding	$9.08

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-137

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Interest	$26,992,705

Expenses
Manager (See Note 3)	3,343,033
Distribution and service—Service Class (See Note 3)	1,007,267
Professional fees	115,121
Shareholder communication	104,666
Custodian	20,005
Trustees	15,378
Miscellaneous	47,505

Total expenses	4,652,975

Net investment income (loss)	22,339,730

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	2,114,157
Foreign currency transactions	4,913

Net realized gain (loss) on investments and foreign currency transactions	2,119,070

Net change in unrealized appreciation (depreciation) on:
Investments	(13,993,607)
Translation of other assets and liabilities in foreign currencies	(4,360)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(13,997,967)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(11,878,897)

Net increase (decrease) in net assets resulting from operations	$10,460,833

M-138	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,339,730	$18,048,468
Net realized gain (loss) on investments and foreign currency transactions	2,119,070	1,448,526
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(13,997,967)	16,154,902

Net increase (decrease) in net assets resulting from operations	10,460,833	35,651,896

Dividends to shareholders:
From net investment income:
Initial Class	(6,591,162)	(4,903,864)
Service Class	(15,889,956)	(13,130,968)

Total dividends to shareholders	(22,481,118)	(18,034,832)

Capital share transactions:
Net proceeds from sale of shares	164,347,343	139,685,994
Net asset value of shares issued to shareholders in reinvestment of dividends	22,481,118	18,034,832
Cost of shares redeemed	(145,977,821)	(61,534,949)

Increase (decrease) in net assets derived from capital share transactions	40,850,640	96,185,877

Net increase (decrease) in net assets	28,830,355	113,802,941

Net Assets
Beginning of year	529,720,449	415,917,508

End of year	$558,550,804	$529,720,449

Undistributed net investment at end of year	$—	$106,719

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-139

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$9.26	$8.92	$6.93	$9.47	$9.86

Net investment income (loss)	0.40	0.36	0.30	0.46	0.64
Net realized and unrealized gain (loss) on investments	(0.19)	0.34	1.99	(2.54)	(0.39)

Total from investment operations	0.21	0.70	2.29	(2.08)	0.25

Less dividends:
From net investment income	(0.40)	(0.36)	(0.30)	(0.46)	(0.64)

Net asset value at end of year	$9.07	$9.26	$8.92	$6.93	$9.47

Total investment return	2.19%	8.08%	33.54%	(22.77%)	2.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.19%	4.02%	3.70%	5.29%	6.57%
Net expenses	0.65%	0.67%	0.68%	0.69%	0.67%
Portfolio turnover rate	13%	11%	17%	7%	9%
Net assets at end of year (in 000’s)	$161,480	$145,965	$106,754	$52,378	$55,132

	Service Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$9.26	$8.92	$6.93	$9.47	$9.86

Net investment income (loss)	0.36	0.34	0.28	0.44	0.61
Net realized and unrealized gain (loss) on investments	(0.18)	0.34	1.99	(2.54)	(0.39)

Total from investment operations	0.18	0.68	2.27	(2.10)	0.22

Less dividends:
From net investment income	(0.36)	(0.34)	(0.28)	(0.44)	(0.61)

Net asset value at end of year	$9.08	$9.26	$8.92	$6.93	$9.47

Total investment return	1.93%	7.81%	33.21%	(22.97%)	2.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.94%	3.77%	3.44%	5.09%	6.32%
Net expenses	0.90%	0.92%	0.93%	0.94%	0.92%
Portfolio turnover rate	13%	11%	17%	7%	9%
Net assets at end of year (in 000’s)	$397,071	$383,756	$309,163	$150,355	$280,400

M-140	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Government Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2011

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	5.98%	5.85%	5.05%	0.56%
Service Class Shares[3]	5.71	5.59	4.79	0.81

Benchmark Performance	One Year	Five Years	Ten Years
Barclays Capital U.S. Government Bond Index[4]	9.02%	6.56%	5.59%
Average Lipper Variable Products General U.S. Government Portfolio[5]	10.05	6.46	5.54

1.	Performance figures shown for the ten-year period ended December 31, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.04% for Initial Class shares and 4.78% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products General U.S. Government Portfolio is representative of portfolios that invest primarily in U.S. government and agency issues. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-141

Cost in Dollars of a $1,000 Investment in MainStay VP Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,036.70	$2.77	$1,022.50	$2.75

Service Class Shares	$1,000.00	$1,035.40	$4.05	$1,021.20	$4.02

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.54% for Initial Class and 0.79% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

M-142	MainStay VP Government Portfolio

Portfolio Composition as of December 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-147 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2011 (excluding short-term investment)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

2.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

6.	Overseas Private Investment Corporation, 5.142%, due 12/15/23

7.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/20

8.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

9.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 6.00%, due 8/1/35 TBA

10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

mainstayinvestments.com	M-143

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Gary Goodenough, Dan Roberts, PhD, and Louis N. Cohen of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Government Portfolio perform relative to its peers and its benchmark for the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP Government Portfolio returned 5.98% for Initial Class shares and 5.71% for Service Class shares. Both share classes underperformed the 10.05% return of the average Lipper1 Variable Products General U.S. Government Portfolio and the 9.02% return of the Barclays Capital U.S. Government Bond Index1 for the 12 months ended December 31, 2011. The Barclays Capital U.S. Government Bond Index is the Portfolio’s broad-based securities-market index.

Were there any changes to the Portfolio’s investment objective during the reporting period?

No, there were not. On December 14, 2011, however, the Portfolio’s Board of Trustees approved a change in the Portfolio’s investment objective that will become effective May 1, 2012. Beginning on that date, the Portfolio’s objective will be to seek current income. The revision to the Portfolio’s investment objective will not affect the Portfolio’s principal investment strategies or principal risks.

What factors affected the Portfolio’s relative perfor- mance during the reporting period?

During 2011, duration2 and exposure to Treasury inflation-protected securities (TIPS) were among the key drivers of relative performance in the Portfolio’s peer universe. Portfolios with longer durations—especially those with asset concentrations at the long end of the yield curve3—would have benefited handsomely as Treasury yields fell and the yield curve flattened. (The yield curve flattens when the spread4 between longer- and shorter-dated Treasurys narrows.) During the reporting period, TIPS outperformed nominal Treasurys as the year-over-year rate for the all-items consumer price index (CPI) doubled in 2011, benefiting portfolios with larger exposures to TIPS.

Agency mortgage pass-throughs are the largest class of securities in the Portfolio. Their 2.9-year average duration is shorter than the 5.6-year duration of the Barclays Capital U.S. Government Bond Index, which is a collection of Treasurys and agency debentures. Agency mortgage pass-through securities tend to lie in the 2- to 7-year duration range while the securities in the

Barclays Capital U.S. Government Bond Index span the breadth of the yield curve. Accordingly, the duration of the Portfolio was shorter than that of its benchmark. Since the benchmark had a longer duration, it was more sensitive than the Portfolio to changes in Treasury yields. As yields fell during the reporting period, this difference in interest-rate sensitivity contributed to the Portfolio’s underperformance of the Barclays Capital U.S. Government Bond Index.

Our commitment to agency mortgage pass-through securities imparts a yield advantage relative to lower-yielding government-related securities, such as Treasurys and agency debentures. Although this positioning contributed positively to the Portfolio’s absolute return, the yield advantage was insufficient compensation for the negative effects of a shorter-than-benchmark duration on the Portfolio’s relative performance.

To partially offset the shorter duration of the Portfolio’s mortgage-backed securities, we invested in longer-duration agency debentures. These securities accounted for about one- tenth of the Portfolio’s duration and helped impart a bias to a flatter Treasury yield curve relative to an all-mortgage portfolio. During the reporting period, the Portfolio benefited from its bias to a flatter yield curve. Peer portfolios with a stronger bias to a flatter yield curve (that is, broad-based portfolios that shifted assets to the long-end of the yield curve) would have enjoyed even greater advantages. Since the Barclays Capital U.S. Government Bond Index had more exposure to the long-end of the yield curve than the Portfolio did, the Portfolio’s yield curve positioning detracted from relative performance.

For diversification, the Portfolio holds a moderate exposure (approximately 12% of its net assets) to non-government-related securities such as corporate bonds, asset-backed securities and commercial mortgage-backed securities. The cautious tone of the markets during the reporting period led to wider spreads. As a result, non-government bonds tended to under- perform duration-matched Treasurys, except in cases where the yield cushion was sufficient to overcome the negative effect of spread widening on total return. Peer portfolios with less exposure to non-government-related securities would have been better aligned with the market’s defensive posture. Since the Barclays Capital U.S. Government Bond Index consists entirely of Treasurys and agency debentures, the benchmark was not affected by the subdued performance of credit-related product.

1.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

M-144	MainStay VP Government Portfolio

During the reporting period, government portfolios with large allocations to Ginnie Mae securities benefited as Ginnie Maes outperformed similar-coupon securities issued by Fannie Mae and Freddie Mac. Ginnie Maes have longer durations than Fannie Maes and Freddie Macs because borrowers in the underlying loan pool tend to be less responsive to changes in underlying mortgage rates and less likely to refinance. Since longer duration implies greater sensitivity to changing interest rates, Ginnie Mae prices rose faster when interest rates fell during the reporting period.

As the market became more risk-averse during the summer months, Ginnie Maes, which carry an explicit government guarantee, were also more in demand than Fannie Mae and Freddie Mac loan pools, which only carry an implicit government guarantee. This additional demand helped Ginnie Maes appreciate faster during the flight to quality (or the movement toward securities perceived to have lower risk) in the summer. During the reporting period, the Portfolio’s allocation to Ginnie Mae securities was smaller than its allocation to mortgage-backed securities issued by Fannie Mae and Freddie Mac.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio typically maintains an intermediate duration between 3.5 and 4.0 years. By the end of the period, however, the Portfolio’s duration had fallen to 3.3 years. The shorter-than-normal duration resulted from the drift in mortgage durations as Treasury yields and mortgage rates fell. Lower mortgage rates afford homeowners more opportunities to refinance, accelerating prepayment rates within a mortgage pool and shortening the duration of the mortgage-backed securities.

We often allow the Portfolio’s duration to drift with changes in mortgage duration rather than compensate by buying or selling U.S. Treasurys. Given the vagaries of Treasury yields, this approach avoids the need to swiftly react to rate changes then quickly reverse the trade if Treasury yields turn around. In hindsight, since Treasury yields trended lower for much of the reporting period, the Portfolio would have benefited had we purchased Treasurys to offset mortgage-duration drift.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During the reporting period, we increased the Portfolio’s allocation to agency mortgage pass-throughs by 23% of net assets, funding the trade with Treasurys and agency debentures. The trade responded to the improving relative value between mortgage-backed securities and comparable-duration government-related product. The yield pickup relative to comparable-duration Treasurys or agency debentures, along with balanced supply/demand technicals, worked to the sector’s advantage. The trade had a meaningful impact on yield-curve posture, as we sold long- and short-term securities and increased the Portfolio’s exposure to the center of the yield curve. Initially, the trade had minimal impact on the Portfolio’s duration; but as the year progressed, the negative convexity5 of mortgage-backed securities pulled the Portfolio’s duration shorter as Treasury yields fell.

We maintained our moderate exposure to credit risk as a secondary driver of Portfolio performance for two reasons. First, we believed that the prospects for credit-related sectors (investment-grade corporate bonds, commercial mortgage-backed securities and asset-backed securities) were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds rate near zero. Second, we believed that low interest rates were likely to spark healthy demand for higher-yielding products. The Portfolio ended the period with close to a 12% allocation to non-government-related securities.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

Agency mortgage pass-throughs had the best total return among the sectors in which the Portfolio invested. Lower-coupon securities—whose durations are longer than average and, for that reason, benefited the most from falling Treasury yields—were among the strongest performers. Ginnie Mae securities, which tend to have longer durations, were also among the best performers.

The weakest performers were corporate bonds whose spreads widened as investors became more cautious. A couple of government-related agency debentures from less-than-main- stream issuers, such as Tennessee Valley Authority, also

5.	Convexity measures the rate of change in duration (or the sensitivity of an interest-bearing bond’s price to changes in interest rates). Because mortgages are often prepaid when interest rates fall below the loan rate, the duration of mortgage-backed securities (or of other callable bonds) may sometimes shorten as yields decline. This phenomenon is known as negative convexity.

mainstayinvestments.com	M-145

struggled during the reporting period. Investors placed a premium on liquidity throughout the year and preferred more conventional names such as Fannie Mae.

How did the Portfolio’s sector weightings change during the reporting period?

We increased the Portfolio’s allocation to agency mortgage pass-throughs, funding the trade with U.S. Treasurys, agency debentures and cash. The trade had a meaningful impact on the Portfolio’s yield-curve posture but had a minimal effect on the Portfolio’s duration. The trade responded to improving relative value between mortgage-backed securities and comparable-duration government-related product such as U.S. Treasurys and agency debentures. Attractive yield and balanced supply/demand technicals worked to the sector’s advantage. During 2011, the Federal Reserve emerged as a new large-scale buyer, which improved the sector’s prospects. The trade introduced incremental yield and positioned the Portfolio to benefit should the spreads on mortgage-backed securities tighten.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the Portfolio held underweight positions relative to the Barclays U.S. Government Bond Index in U.S. Treasurys and agency debentures and an overweight position in agency mortgage pass-through securities. As of the same date, the Portfolio held modestly overweight positions in asset-backed securities, corporate bonds and commercial mortgage-backed securities.

The majority of the Portfolio’s assets have durations between two and seven years. To maintain a Portfolio duration between 3.5 and 4.0 years and balance the Fund’s shorter-duration holdings (mostly seasoned mortgage-backed securities originated prior to 2004), about 3% of the Portfolio’s net assets are invested in longer-duration agency debentures.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-146	MainStay VP Government Portfolio

Portfolio of Investments††† December 31, 2011

	Principal Amount	Value

Long-Term Bonds 98.4%† Asset-Backed Securities 0.9%
Diversified Financial Services 0.2%
Massachusetts RRB Special Purpose Trust Series 2001-1, Class A
6.53%, due 6/1/15	$563,862	$588,436

Home Equity 0.1%
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3
5.706%, due 7/25/36 (a)	202,329	202,662

Utilities 0.6%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4
5.55%, due 10/20/23	1,995,000	2,421,239

Total Asset-Backed Securities (Cost $2,801,873)		3,212,337

Corporate Bonds 5.1%
Agriculture 1.3%
Altria Group, Inc. 9.70%, due 11/10/18	3,600,000	4,843,487

Auto Manufacturers 1.0%
DaimlerChrysler N.A. Holding Corp. 6.50%, due 11/15/13	3,235,000	3,523,552

Banks 0.3%
KeyCorp 6.50%, due 5/14/13	1,000,000	1,057,995

Electric 1.0%
Great Plains Energy, Inc. 2.75%, due 8/15/13	3,710,000	3,762,749

Pipelines 0.8%
Plains All American Pipeline, L.P./PAA Finance Corp. 5.00%, due 2/1/21	2,700,000	2,974,314

Real Estate Investment Trusts 0.7%
Duke Realty, L.P. 6.75%, due 3/15/20	2,350,000	2,578,364

Total Corporate Bonds (Cost $17,519,023)		18,740,461

	Principal Amount	Value

Mortgage-Backed Securities 6.0%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.0%
Banc of America Commercial Mortgage, Inc. Series 2005-5, Class A2 5.001%, due 10/10/45	$89,881	$89,915
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class A4
5.405%, due 12/11/40 (b)	1,550,000	1,706,203
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.759%, due 4/15/44 (c)	2,500,000	2,602,912
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.884%, due 8/25/36 (d)	834,732	637,119
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3, Class A5 5.617%, due 10/15/48	802,000	878,595
Series 2007-CD5, Class A4 5.886%, due 11/15/44 (b)	1,500,000	1,662,513
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	530,000	604,689
GE Capital Commercial Mortgage Corp. Series 2004-C2, Class A4 4.893%, due 3/10/40	1,200,000	1,266,812
GS Mortgage Securities Corp. Series 2004-GG2, Class A6 5.396%, due 8/10/38 (d)	2,000,000	2,141,542
GS Mortgage Securities Corp. II Series 2011-GC5, Class A2 2.999%, due 8/10/44	800,000	819,816
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2011-C4, Class A3 4.106%, due 7/15/46 (c)	1,000,000	1,055,400
Series 2007-CB20, Class A3 5.819%, due 2/12/51	556,000	586,020
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	2,000,000	2,090,508
Merrill Lynch Mortgage Trust Series 2003-KEY1, Class A4 5.236%, due 11/12/35 (b)	1,000,000	1,054,699
Morgan Stanley Capital I Series 2005-HQ6, Class A4A 4.989%, due 8/13/42	1,330,000	1,447,609

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-147

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.59%, due 2/25/42 (b)(c)(e)(f)	$1,296,521	$1,147,421
RBSCF Trust Series 2010-MB1, Class A2 3.686%, due 4/15/24 (c)	800,000	835,728
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	1,500,000	1,643,699

Total Mortgage-Backed Securities (Cost $22,149,792)		22,271,200

U.S. Government & Federal Agencies 86.4%
Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡
Series 2006-B1, Class AB 6.00%, due 6/25/16	53,960	54,000

Fannie Mae Grantor Trust (Collateralized Mortgage Obligation) 0.7%
Series 2003-T1, Class B 4.491%, due 11/25/12	2,660,000	2,727,234

Fannie Mae Strip (Collateralized Mortgage Obligations) 0.1%
Series 360, Class 2, IO 5.00%, due 8/1/35 (g)	908,913	134,159
Series 361, Class 2, IO 6.00%, due 10/1/35 (g)	157,445	24,732

		158,891

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 17.2%
2.375%, due 3/1/35 (b)	52,892	55,585
3.50%, due 10/1/25	1,421,217	1,492,422
♦3.50%, due 11/1/25	6,556,403	6,889,155
3.964%, due 2/1/37 (b)	242,696	256,305
4.00%, due 3/1/25	3,865,233	4,092,813
4.00%, due 7/1/25	1,337,833	1,415,390
4.00%, due 12/1/40	5,946,898	6,299,216
♦4.00%, due 2/1/41	10,079,810	10,659,179
♦4.00%, due 3/1/41	11,643,929	12,333,761
4.50%, due 3/1/41	1,469,275	1,591,312
4.50%, due 5/1/41	2,609,272	2,788,488
4.50%, due 8/1/41	2,734,623	2,922,449
5.00%, due 1/1/20	1,063,058	1,145,875
5.00%, due 6/1/33	2,334,532	2,523,371
5.00%, due 8/1/33	1,360,612	1,464,832
5.00%, due 5/1/36	917,576	987,574
5.00%, due 10/1/39	2,307,870	2,526,478

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
5.062%, due 6/1/35 (b)	$575,757	$612,358
5.50%, due 1/1/21	837,704	909,510
5.50%, due 1/1/33	2,002,086	2,182,031
6.50%, due 4/1/37	232,665	261,066

		63,409,170

Federal National Mortgage Association 0.9%
4.625%, due 5/1/13	3,285,000	3,460,432

Federal National Mortgage Association (Mortgage Pass-Through Securities) 46.8%
2.027%, due 11/1/34 (b)	344,639	362,313
2.356%, due 4/1/34 (b)	497,931	524,433
♦3.50%, due 11/1/20	7,482,813	7,835,701
3.50%, due 10/1/25	3,175,473	3,344,520
♦3.50%, due 11/1/25	22,815,641	24,042,585
3.50%, due 2/1/41	4,115,627	4,236,399
3.50%, due 11/1/41	4,435,188	4,573,654
4.00%, due 9/1/31	4,829,133	5,103,158
4.00%, due 2/1/41	672,092	713,064
4.00%, due 3/1/41	3,414,610	3,631,311
4.50%, due 7/1/18	3,391,687	3,631,661
4.50%, due 11/1/18	2,798,004	2,995,973
4.50%, due 6/1/23	3,290,717	3,511,207
4.50%, due 7/1/39	5,304,134	5,764,824
4.50%, due 9/1/40	5,299,572	5,759,866
4.50%, due 12/1/40	3,646,975	3,904,470
♦4.50%, due 1/1/41	8,708,150	9,464,495
5.00%, due 11/1/17	1,735,673	1,874,687
5.00%, due 9/1/20	127,848	138,207
5.00%, due 11/1/33	4,376,073	4,732,467
5.00%, due 7/1/34	561,463	607,189
5.00%, due 6/1/35	3,580,556	3,872,162
5.00%, due 10/1/35	1,055,265	1,140,877
5.00%, due 1/1/36	480,049	518,994
5.00%, due 2/1/36	5,787,013	6,256,508
5.00%, due 5/1/36	5,689,063	6,150,611
5.00%, due 3/1/40	3,626,587	3,967,274
5.00%, due 2/1/41	5,016,365	5,545,611
5.50%, due 11/1/17	1,166,714	1,257,091
5.50%, due 6/1/19	1,003,576	1,103,085
5.50%, due 11/1/19	1,025,857	1,127,576
5.50%, due 4/1/21	1,730,998	1,883,701
5.50%, due 6/1/21	186,711	202,832
5.50%, due 6/1/33	5,807,384	6,348,400
5.50%, due 11/1/33	3,656,873	3,997,548
5.50%, due 12/1/33	3,699,742	4,044,411
5.50%, due 6/1/34	1,035,154	1,130,942
5.50%, due 3/1/35	1,621,178	1,771,194
5.50%, due 12/1/35	742,744	811,010

M-148	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 4/1/36	$4,255,032	$4,646,113
5.50%, due 1/1/37	655,615	730,215
5.50%, due 7/1/37	489,997	545,752
5.50%, due 8/1/37	945,784	1,032,711
6.00%, due 12/1/16	76,954	83,228
6.00%, due 1/1/33	478,325	533,200
6.00%, due 3/1/33	619,491	690,561
6.00%, due 9/1/34	86,498	96,124
♦6.00%, due 8/1/35 TBA (h)	6,450,000	7,102,055
6.00%, due 9/1/35	1,948,675	2,175,608
6.00%, due 10/1/35	226,083	252,061
6.00%, due 4/1/36	1,699,619	1,879,732
6.00%, due 6/1/36	1,764,419	1,946,437
6.00%, due 11/1/36	1,469,000	1,629,724
6.00%, due 4/1/37	349,473	383,232
6.50%, due 10/1/31	182,383	207,581
6.50%, due 7/1/32	68,348	77,620
6.50%, due 2/1/37	191,187	214,017
6.50%, due 8/1/47	259,128	285,050

		172,393,032

Government National Mortgage Association (Collateralized Mortgage Obligation) 0.2%
Series 2006-32, Class A 5.079%, due 1/16/30	596,523	606,806

Government National Mortgage Association (Mortgage Pass-Through Securities) 13.1%
4.00%, due 7/15/39	1,695,227	1,821,256
4.00%, due 9/20/40	3,872,811	4,161,941
4.00%, due 1/15/41	4,622,987	4,966,677
♦4.00%, due 10/15/41	6,679,717	7,188,836
♦4.50%, due 5/20/40	14,551,340	15,912,798
5.00%, due 4/15/34	2,681,281	2,986,360
5.00%, due 5/1/38 TBA (h)	1,800,000	1,990,406
5.50%, due 6/15/33	1,807,370	2,052,212
5.50%, due 12/15/35	881,928	993,685
5.50%, due 3/1/36 TBA (h)	3,810,000	4,266,605
6.00%, due 8/15/32	424,013	483,183
6.00%, due 10/15/32	594,955	677,282
6.50%, due 7/15/28	71,019	82,102
6.50%, due 8/15/28	105,374	122,165
6.50%, due 7/15/32	409,805	475,105

		48,180,613

♦Overseas Private Investment Corporation 2.1%
5.142%, due 12/15/23 (i)	6,767,937	7,853,785

Tennessee Valley Authority 3.5%
3.875%, due 2/15/21	2,750,000	3,137,494
4.65%, due 6/15/35 (i)	4,395,000	5,180,153
6.25%, due 12/15/17 (i)	3,485,000	4,433,011

		12,750,658

	Principal Amount	Value

United States Treasury Notes 1.8%
0.375%, due 8/31/12	$2,655,000	$2,659,668
2.00%, due 7/15/14 T.I.P.S. (j)	3,603,810	3,882,824

		6,542,492

Total U.S. Government & Federal Agencies (Cost $301,998,415)		318,137,113

Total Long-Term Bonds (Cost $344,469,103)		362,361,111

Short-Term Investment 5.9%
Repurchase Agreement 5.9%
State Street Bank and Trust Co. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $21,707,249 (Collateralized by a Federal National Mortgage Association security with a rate of 1.00% and a maturity date of 12/5/14, with a Principal Amount of $22,115,000 and a Market Value of $22,142,644)	21,707,225	21,707,225

Total Short-Term Investment (Cost $21,707,225)		21,707,225

Total Investments (Cost $366,176,328) (k)	104.3%	384,068,336
Other Assets, Less Liabilities	(4.3)	(15,905,838)
Net Assets	100.0%	$368,162,498

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities at December 31, 2011 is $202,662, which represents 0.1% of the Portfolio’s net assets.
(b)	Floating rate—Rate shown is the rate in effect at December 31, 2011.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at December 31, 2011.

e)	Fair valued security. The total market value of this security at December 31, 2011 is $1,147,421, which represents 0.3% of the Portfolio’s net assets.

(f)	Illiquid security. The total market value of this security at December 31, 2011 is $1,147,421, which represents 0.3% of the Portfolio’s net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-149

(g)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(h)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at December 31, 2011 is $13,359,066, which represents 3.6% of the Portfolio’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(i)	United States Government Guaranteed Security.

(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(k)	At December 31, 2011, cost is $366,176,328 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$18,245,513
Gross unrealized depreciation	(353,505)

Net unrealized appreciation	$17,892,008

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$3,212,337	$—	$3,212,337
Corporate Bonds	—	18,740,461	—	18,740,461
Mortgage-Backed Securities (b)	—	21,123,779	1,147,421	22,271,200
U.S. Government & Federal Agencies	—	318,137,113	—	318,137,113

Total Long-Term Bonds	—	361,213,690	1,147,421	362,361,111

Short-Term Investment
Repurchase Agreement	—	21,707,225	—	21,707,225

Total Investments in Securities	$—	$382,920,915	$1,147,421	$384,068,336

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,147,421 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2011 (a)
Long-Term Bonds
Mortgage-Backed Securities Commercial Mortgage Loans (Collateralized Mortgage Obligations)	$1,286,399	$663	$820	$(91,377)	$—	$(49,084	)(b)	$—	$—	$1,147,421	$(139,641)

Total	$1,286,399	$663	$820	$(91,377)	$—	$(49,084)		$—	$—	$1,147,421	$(139,641)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.
(b)	Sales include principal reductions.

Portfolio of Investments††† December 31, 2011 (continued)

M-150	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $366,176,328)	$384,068,336
Receivables:
Interest	1,429,926
Fund shares sold	360,988
Investment securities sold	26,009
Other assets	6,039

Total assets	385,891,298

Liabilities
Payables:
Investment securities purchased	17,356,573
Manager (See Note 3)	155,079
Fund shares redeemed	90,384
NYLIFE Distributors (See Note 3)	49,227
Professional fees	49,138
Shareholder communication	25,923
Custodian	1,119
Trustees	689
Accrued expenses	668

Total liabilities	17,728,800

Net assets	$368,162,498

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$31,517
Additional paid-in capital	339,885,525

339,917,042
Undistributed net investment income	10,547,033
Accumulated net realized gain (loss) on investments	(193,585)
Net unrealized appreciation (depreciation) on investments	17,892,008

Net assets	$368,162,498

Initial Class
Net assets applicable to outstanding shares	$133,394,983

Shares of beneficial interest outstanding	11,363,175

Net asset value per share outstanding	$11.74

Service Class
Net assets applicable to outstanding shares	$234,767,515

Shares of beneficial interest outstanding	20,153,495

Net asset value per share outstanding	$11.65

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-151

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Interest	$12,748,959

Expenses
Manager (See Note 3)	1,775,022
Distribution and service—Service Class (See Note 3)	541,781
Professional fees	68,213
Shareholder communication	62,564
Custodian	13,519
Trustees	9,804
Miscellaneous	17,216

Total expenses	2,488,119

Net investment income (loss)	10,260,840

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	344,467
Net change in unrealized appreciation (depreciation) on investments	9,097,347

Net realized and unrealized gain (loss) on investments	9,441,814

Net increase (decrease) in net assets resulting from operations	$19,702,654

M-152	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,260,840	$9,920,180
Net realized gain (loss) on investments	344,467	4,743,931
Net change in unrealized appreciation (depreciation) on investments	9,097,347	3,507,059

Net increase (decrease) in net assets resulting from operations	19,702,654	18,171,170

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(4,400,897)	(5,047,806)
Service Class	(6,859,220)	(6,630,255)

	(11,260,117)	(11,678,061)

From net realized gain on investments:
Initial Class	(1,094,128)	(2,422,887)
Service Class	(1,835,328)	(3,407,890)

	(2,929,456)	(5,830,777)

Total dividends and distributions to shareholders	(14,189,573)	(17,508,838)

Capital share transactions:
Net proceeds from sale of shares	75,781,271	106,775,633
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	14,189,573	17,508,838
Cost of shares redeemed	(102,292,617)	(99,942,992)

Increase (decrease) in net assets derived from capital share transactions	(12,321,773)	24,341,479

Net increase (decrease) in net assets	(6,808,692)	25,003,811

Net Assets
Beginning of year	374,971,190	349,967,379

End of year	$368,162,498	$374,971,190

Undistributed net investment income at end of year	$10,547,033	$11,260,102

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-153

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$11.55		$11.47		$11.72		$11.02		$10.85

Net investment income (loss) (a)	0.36		0.33		0.36		0.44		0.51
Net realized and unrealized gain (loss) on investments	0.32		0.30		(0.17)		0.60		0.21

Total from investment operations	0.68		0.63		0.19		1.04		0.72

Less dividends and distributions:
From net investment income	(0.39)		(0.37)		(0.43)		(0.34)		(0.55)
From net realized gain on investments	(0.10)		(0.18)		(0.01)		—		—

Total dividends and distributions	(0.49)		(0.55)		(0.44)		(0.34)		(0.55)

Net asset value at end of year	$11.74		$11.55		$11.47		$11.72		$11.02

Total investment return	5.98%		5.35%		1.61%		9.80%		6.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.04%		2.79%		3.12%		3.91%		4.61%
Net expenses	0.55%		0.56%		0.56%		0.57%		0.56%
Portfolio turnover rate	58	% (b)	127	% (b)	141	% (b)	72	% (b)	15%
Net assets at end of year (in 000’s)	$133,395		$153,178		$167,267		$206,744		$170,115

(a)	Per share data based on average shares outstanding during the year.

(b)	The portfolio turnover rates not including mortgage dollar rolls were 37%, 30%, 24% and 50% fiscal years ended December 31, 2011, 2010, 2009 and 2008, respectively.

	Service Class
	Year ended December 31,
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$11.46		$11.40		$11.66		$10.97		$10.81

Net investment income (loss) (a)	0.33		0.30		0.33		0.40		0.48
Net realized and unrealized gain (loss) on investments	0.33		0.28		(0.17)		0.62		0.20

Total from investment operations	0.66		0.58		0.16		1.02		0.68

Less dividends and distributions:
From net investment income	(0.37)		(0.34)		(0.41)		(0.33)		(0.52)
From net realized gain on investments	(0.10)		(0.18)		(0.01)		—		—

Total dividends and distributions	(0.47)		(0.52)		(0.42)		(0.33)		(0.52)

Net asset value at end of year	$11.65		$11.46		$11.40		$11.66		$10.97

Total investment return	5.71%		5.09%		1.36%		9.53%		6.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.79%		2.53%		2.87%		3.59%		4.36%
Net expenses	0.80%		0.81%		0.81%		0.82%		0.81%
Portfolio turnover rate	58	% (b)	127	% (b)	141	% (b)	72	% (b)	15%
Net assets at end of year (in 000’s)	$234,768		$221,793		$182,700		$216,838		$89,533

(a)	Per share data based on average shares outstanding during the year.

(b)	The portfolio turnover rates not including mortgage dollar rolls were 37%, 30%, 24% and 50% fiscal years ended December 31, 2011, 2010, 2009 and 2008, respectively.

M-154	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2011

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	–2.65%	–0.24%	1.80%	1.15%
Service Class Shares	–2.89	–0.49	1.55	1.40

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	2.11%	–0.25%	2.01%
MSCI EAFE® Index[3]	–12.14	–4.72	–0.79
Average Lipper Variable Products Multi-Cap Core Portfolio[4]	–2.39	–0.43	0.46

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Multi-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-155

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$913.00	$0.24	$1,025.00	$0.26

Service Class Shares	$1,000.00	$911.90	$1.45	$1,023.70	$1.53

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.05% for Initial Class and 0.30% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-156	MainStay VP Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2011 (Unaudited)

See Portfolio of Investments on page M-160 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

mainstayinvestments.com	M-157

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP Growth Allocation Portfolio returned –2.65% for Initial Class shares and –2.89% for Service Class shares. Over the same period, both share classes underperformed the –2.39% return of the average Lipper2 Variable Products Multi-Cap Core Port- folio and the 2.11% return of the S&P 500® Index.2 The S&P 500® Index is the Portfolio’s broad-based securities-market index. Both share classes outperformed the –12.14% return of the MSCI EAFE® Index,2 which is the secondary benchmark for the Portfolio.

Were any changes made to the Portfolio’s day-to-day management during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Portfolio. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfo- lio manager for the Portfolio. Jonathan Swaney continues to serve as a portfolio manager for the Portfolio.

What factors affected the Portfolio’s relative perfor- mance during the reporting period?

The Portfolio’s underperformance of the average peer portfolio resulted from the Portfolio’s strategic allocation to international equities, which fared poorly in 2011 relative to U.S. stocks. The Portfolio’s peer group consists primarily of funds that invest in domestic stocks. When compared to a subgroup of peers that typically invest in foreign stocks in similar measure, the Portfolio did quite well. These strong results can be attributed in large part to a reliance on larger-cap growth-oriented stocks over mid- and small-cap value stocks.

While the Portfolio’s primary benchmark, the S&P 500®, consists entirely of large-capitalization U.S. stocks, the Portfolio’s Underlying Portfolio/Fund investments provided exposure to small- and mid-cap stocks both domestically and abroad. These exposure differences contributed to the Portfolio’s relative performance.

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of infor- mation, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases,

sector exposure, credit quality and duration.3 We also examined the attributes of the Underlying Portfolios’/Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. Generally speaking, we sought to invest in Underlying Portfolios/Funds that occupied attractively valued segments of the market, invested in fairly priced securities enjoying strong price and earnings momentum, and were steered by individuals who have consistently demonstrated their mettle in the past.

In allocating the Portfolio’s assets, we gave mild emphasis to three themes. First, we viewed large-capitalization stocks favorably relative to their small-cap counterparts, as we perceived the former to be more attractively valued, to have superior access to capital and to be better positioned to benefit from growth in the developing world. Second, the Portfolio reflected a preference for growth stocks over value stocks, as we anticipated a slower rate of earnings increases (a “growth scarcity”) and greater investor appreciation for companies with a continued ability to drive profitability higher. Third, embedded in the Portfolio was a bias for U.S. stocks over those of other developed markets that must struggle with deleveraging issues even greater than those of the United States.

How did the Portfolio’s allocations change over the course of the reporting period?

We reduced exposure to quantitatively managed strategies by reallocating assets from MainStay VP Common Stock Portfolio and MainStay VP Mid Cap Core Portfolio into MainStay MAP Fund and MainStay VP Large Cap Growth Portfolio. Historically, the Portfolio has had rather substantial holdings among quan- titatively managed Underlying Portfolios/Funds. Over the past- several months, however, those positions have been further diversified across nonquantitative management styles.

A new holding was noteworthy. We added a position in MainStay Epoch International Small Cap Fund during the reporting period to provide access to an additional market segment.

Significantly, we lowered the Portfolio’s allocation to MainStay International Equity Fund and directed the proceeds to MainStay ICAP International Fund and a variety of Underlying Portfolios/Funds that invest in domestic equities. We adopted this posi- tioning to address beta4 and style considerations within the international equity portion of the Portfolio and to implement the intended bias toward U.S. equities.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.

2.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

M-158	MainStay VP Growth Allocation Portfolio

Which Underlying Portfolios/Funds had the highest total returns during the reporting period, and which Under- lying Portfolios/Funds had the lowest total returns?

Among the Underlying Portfolios/Funds in which the Portfolio invested, the highest total returns came from MainStay 130/30 Core Fund and MainStay VP Common Stock Portfolio. The low- est total returns came from Underlying Portfolios/Funds that invest overseas: MainStay Epoch International Small Cap Fund and MainStay VP International Equity Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The strongest contributions to the Portfolio’s performance came from MainStay VP Mid Cap Core Portfolio and MainStay 130/30 Core Fund. (Contributions take weightings and total returns into account.) These contributions were due in part to the periods during which these positions had their largest exposure in the Portfolio.

The greatest detractors from the Portfolio’s performance were MainStay MAP Fund and MainStay VP U.S. Small Cap Portfolio. These contributions were affected by the size of the positions and variations in weightings over the course of the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-159

Portfolio of Investments December 31, 2011

	Shares	Value

Affiliated Investment Companies 100.0% †
Equity Funds 100.0%
MainStay 130/30 Core Fund Class I (a)	3,602,280	$26,296,643
MainStay 130/30 International Fund Class I (a)	2,908,169	17,274,523
MainStay Epoch Global Choice Fund Class I (a)	332,366	4,796,047
MainStay Epoch International Small Cap Fund Class I	199,868	3,163,908
MainStay Epoch U.S. All Cap Fund Class I	1,034,742	23,354,129
MainStay ICAP Equity Fund Class I	373,966	13,417,901
MainStay ICAP International Fund Class I	621,859	16,367,342
MainStay MAP Fund Class I	1,558,029	48,018,465
MainStay VP Common Stock Portfolio Initial Class	108,731	1,741,359
MainStay VP ICAP Select Equity Portfolio Initial Class	653,619	7,944,564
MainStay VP International Equity Portfolio Initial Class	263,419	2,723,598

	Shares	Value

Equity Funds (continued)
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	2,218,590	$33,100,810
MainStay VP Mid Cap Core Portfolio Initial Class (a)	1,795,409	20,459,808
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	2,167,217	19,422,053

Total Investments (Cost $236,526,646) (c)	100.0%	238,081,150
Other Assets, Less Liabilities	(0.0)‡	(92,421)

Net Assets	100.0%	$237,988,729

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	At December 31, 2011, cost is $240,254,384 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$1,611,019
Gross unrealized depreciation	(3,784,253)

Net unrealized depreciation	$(2,173,234)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$238,081,150	$—	$—	$238,081,150

Total Investments in Securities	$238,081,150	$—	$—	$238,081,150

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-160	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in affiliated investment companies, at value (identified cost $236,526,646)	$238,081,150
Receivables:
Fund shares sold	43,692
Other assets	3,795

Total assets	238,128,637

Liabilities
Payables:
Fund shares redeemed	47,546
NYLIFE Distributors (See Note 3)	44,532
Professional fees	29,472
Shareholder communication	17,183
Trustees	456
Custodian	409
Accrued expenses	310

Total liabilities	139,908

Net assets	$237,988,729

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,209
Additional paid-in capital	259,196,065

259,221,274
Undistributed net investment income	2,060,338
Accumulated net realized gain (loss) on investments	(24,847,387)
Net unrealized appreciation (depreciation) on investments	1,554,504

Net assets	$237,988,729

Initial Class
Net assets applicable to outstanding shares	$27,002,879

Shares of beneficial interest outstanding	2,851,742

Net asset value per share outstanding	$9.47

Service Class
Net assets applicable to outstanding shares	$210,985,850

Shares of beneficial interest outstanding	22,356,886

Net asset value per share outstanding	$9.44

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-161

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,695,910

Expenses
Distribution and service—Service Class (See Note 3)	558,357
Shareholder communication	48,558
Professional fees	44,967
Trustees	6,959
Custodian	3,847
Miscellaneous	10,933

Total expenses	673,621

Net investment income (loss)	2,022,289

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	18,001,595
Realized capital gain distributions from affiliated investment companies	3,047,966

Net realized gain (loss) on investments from affiliated investment companies	21,049,561

Net change in unrealized appreciation (depreciation) on investments	(30,084,853)

Net realized and unrealized gain (loss) on investments	(9,035,292)

Net increase (decrease) in net assets resulting from operations	$(7,013,003)

M-162	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,022,289	$1,802,543
Net realized gain (loss) on investments from affiliated investment companies	21,049,561	(4,043,968)
Net change in unrealized appreciation (depreciation) on investments	(30,084,853)	34,854,559

Net increase (decrease) in net assets resulting from operations	(7,013,003)	32,613,134

Dividends to shareholders:
From net investment income:
Initial Class	(258,010)	(313,787)
Service Class	(1,544,549)	(1,980,557)

Total dividends to shareholders	(1,802,559)	(2,294,344)

Capital share transactions:
Net proceeds from sale of shares	29,973,362	35,838,115
Net asset value of shares issued to shareholders in reinvestment of dividends	1,802,559	2,294,344
Cost of shares redeemed	(37,764,668)	(27,275,371)

Increase (decrease) in net assets derived from capital share transactions	(5,988,747)	10,857,088

Net increase (decrease) in net assets	(14,804,309)	41,175,878

Net Assets
Beginning of year	252,793,038	211,617,160

End of year	$237,988,729	$252,793,038

Undistributed net investment income at end of year	$2,060,338	$1,802,535

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-163

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$9.83	$8.64	$7.02	$11.69	$11.10

Net investment income (loss)	0.10	0.09 (a)	0.12 (a)	0.11 (a)	0.07
Net realized and unrealized gain (loss) on investments	(0.37)	1.20	1.83	(4.50)	1.11

Total from investment operations	(0.27)	1.29	1.95	(4.39)	1.18

Less dividends and distributions:
From net investment income	(0.09)	(0.10)	(0.18)	(0.07)	(0.14)
From net realized gain on investments	—	—	(0.15)	(0.21)	(0.45)

Total dividends and distributions	(0.09)	(0.10)	(0.33)	(0.28)	(0.59)

Net asset value at end of year	$9.47	$9.83	$8.64	$7.02	$11.69

Total investment return	(2.65%)	15.03%	28.04%	(37.58%)	10.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99%	1.03%	1.56%	1.14%	0.75%
Net expenses (b)	0.05%	0.06%	0.06%	0.07%	0.07%
Expenses (before waiver/reimbursement) (b)	0.05%	0.06%	0.06%	0.07%	0.09%
Portfolio turnover rate	54%	48%	47%	42%	16%
Net assets at end of year (in 000’s)	$27,003	$30,384	$24,774	$15,699	$17,160

(a)	Per share data based on average shares outstanding during the year.

(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$9.80	$8.62	$7.00	$11.67	$11.08

Net investment income (loss)	0.08	0.07 (a)	0.10 (a)	0.09 (a)	0.05
Net realized and unrealized gain (loss) on investments	(0.37)	1.20	1.83	(4.50)	1.10

Total from investment operations	(0.29)	1.27	1.93	(4.41)	1.15

Less dividends and distributions:
From net investment income	(0.07)	(0.09)	(0.16)	(0.05)	(0.11)
From net realized gain on investments	—	—	(0.15)	(0.21)	(0.45)

Total dividends and distributions	(0.07)	(0.09)	(0.31)	(0.26)	(0.56)

Net asset value at end of year	$9.44	$9.80	$8.62	$7.00	$11.67

Total investment return	(2.89%)	14.75%	27.72%	(37.75%)	10.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.78%	0.77%	1.29%	0.90%	0.52%
Net expenses (b)	0.30%	0.31%	0.31%	0.32%	0.32%
Expenses (before waiver/reimbursement) (b)	0.30%	0.31%	0.31%	0.32%	0.34%
Portfolio turnover rate	54%	48%	47%	42%	16%
Net assets at end of year (in 000’s)	$210,986	$222,409	$186,844	$134,981	$168,639

(a)	Per share data based on average shares outstanding during the year.

(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-164	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Growth Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2011

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	–1.37%	0.40%	0.56%	0.66%
Service Class Shares[3]	–1.62	0.15	0.30	0.91

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[4]	2.64%	2.50%	2.60%
Average Lipper Variable Products Large-Cap Growth Portfolio[5]	–2.38	0.96	2.16

1.	Performance figures shown for the ten-year period ended December 31, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 0.53% for Initial Class shares and 0.27% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-165

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$945.10	$3.19	$1,021.90	$3.31

Service Class Shares	$1,000.00	$943.90	$4.41	$1,020.70	$4.58

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.65% for Initial Class and 0.90% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

M-166	MainStay VP Growth Equity Portfolio

Industry Composition as of December 31, 2011 (Unaudited)

Computers & Peripherals	8.1%
IT Services	7.2
Software	6.3
Oil, Gas & Consumable Fuels	5.3
Energy Equipment & Services	5.1
Aerospace & Defense	5.0
Industrial Conglomerates	4.1
Chemicals	3.5
Pharmaceuticals	3.4
Internet Software & Services	3.2
Communications Equipment	3.1
Internet & Catalog Retail	3.0
Media	3.0
Beverages	2.8
Food Products	2.8
Hotels, Restaurants & Leisure	2.8
Biotechnology	2.6
Textiles, Apparel & Luxury Goods	2.4
Multiline Retail	2.3

Road & Rail	1.9%
Specialty Retail	1.8
Food & Staples Retailing	1.7
Health Care Equipment & Supplies	1.7
Real Estate Investment Trusts	1.7
Machinery	1.6
Auto Components	1.2
Consumer Finance	1.2
Personal Products	1.2
Diversified Financial Services	1.1
Health Care Providers & Services	1.1
Health Care Technology	1.1
Semiconductors & Semiconductor Equipment	1.1
Capital Markets	1.0
Professional Services	1.0
Metals & Mining	0.8
Short-Term Investments	2.8
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page M-169 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2011 (excluding short-term investments)

1.	Apple, Inc.

2.	Oracle Corp.

3.	Google, Inc. Class A

4.	QUALCOMM, Inc.

5.	PepsiCo., Inc.
6.	MasterCard, Inc. Class A

7.	Occidental Petroleum Corp.

8.	Schlumberger, Ltd.

9.	United Technologies Corp.

10.	Union Pacific Corp.

mainstayinvestments.com	M-167

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Harish Kumar, PhD, CFA, and Martin J. Mickus, CFA, of Madison Square Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Growth Equity Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP Growth Equity Portfolio returned –1.37% for Initial Class shares and –1.62% for Service Class shares. Both share classes outperformed the –2.38% return of the average Lipper1 Variable Products Large-Cap Growth Portfolio but underperformed the 2.64% return of the Russell 1000® Growth Index1 for the 12 months ended December 31, 2011. The Russell 1000® Growth Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative perfor- mance during the reporting period?

The Portfolio’s underperformance of the Russell® 1000 Growth Index resulted primarily from stock selection in the energy and consumer staples sectors.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the industrials, materials and telecommunication services sectors made the strongest contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) Over the same period, the energy, consumer staples and information technology sectors made the weakest contributions to the Portfolio’s performance relative to the benchmark.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest individual contributions to the Portfolio’s absolute performance came from computers & peripherals company

Apple, biopharmaceutical company Alexion Pharmaceuticals and integrated oil company ExxonMobil. On the basis of absolute performance, major detractors included software company Oracle, oil & gas company Nabors Industries Ltd. and energy equipment & services company Baker Hughes.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period the Portfolio initiated new positions in aerospace & defense company United Technologies and high-end accessory and gift manufacturer and retailer Coach. We selected United Technologies as a high-quality investment during the upswing in the commercial aerospace market. Coach is an exceptionally well managed company with tremendous growth prospects in Asia. We found the stock appealing because of rising disposable income among Chinese consumers.

Significant sales during 2011 included integrated oil company ExxonMobil and athletic apparel and equipment company Nike. ExxonMobil and Nike were sold as the stocks, in our view, became expensive from a valuation standpoint and the Portfolio rotated into other less-expensive securities.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s sector weightings increased relative to those in the Russell 1000® Growth Index in consumer discretionary and industrials and decreased in health care and financials.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the Portfolio was overweight relative to the Russell 1000® Growth Index in the consumer discretion- ary and information technology sectors. As of the same date, the Portfolio was underweight relative to the benchmark in consumer staples and materials.

1.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-168	MainStay VP Growth Equity Portfolio

Portfolio of Investments††† December 31, 2011

	Shares	Value

Common Stocks 97.2% †
Aerospace & Defense 5.0%
Precision Castparts Corp.	43,112	$7,104,426
TransDigm Group, Inc. (a)	48,412	4,632,060
♦ United Technologies Corp.	114,728	8,385,470

		20,121,956

Auto Components 1.2%
BorgWarner, Inc.	74,780	4,766,477

Beverages 2.8%
♦ PepsiCo., Inc.	168,642	11,189,397

Biotechnology 2.6%
Alexion Pharmaceuticals, Inc. (a)	72,474	5,181,891
Celgene Corp. (a)	81,987	5,542,321

		10,724,212

Capital Markets 1.0%
TD Ameritrade Holding Corp.	261,861	4,098,125

Chemicals 3.5%
Monsanto Co.	98,303	6,888,091
Potash Corp. of Saskatchewan, Inc.	30,755	1,269,567
Praxair, Inc.	55,631	5,946,954

		14,104,612

Communications Equipment 3.1%
♦ QUALCOMM, Inc.	227,192	12,427,402

Computers & Peripherals 8.1%
♦ Apple, Inc. (a)(b)	64,040	25,936,200
EMC Corp. (a)	327,906	7,063,095

		32,999,295

Consumer Finance 1.2%
American Express Co.	100,226	4,727,660

Diversified Financial Services 1.1%
Citigroup, Inc.	36,662	964,577
IntercontinentalExchange, Inc. (a)	30,080	3,626,144

		4,590,721

Energy Equipment & Services 5.1%
Baker Hughes, Inc.	77,806	3,784,484
FMC Technologies, Inc. (a)	143,428	7,491,245
♦ Schlumberger, Ltd.	135,040	9,224,582

		20,500,311

	Shares	Value

Food & Staples Retailing 1.7%
Costco Wholesale Corp.	85,147	$7,094,448

Food Products 2.8%
Green Mountain Coffee Roasters, Inc. (a)	36,650	1,643,752
Mead Johnson Nutrition Co.	86,110	5,918,340
Sara Lee Corp.	211,656	4,004,532

		11,566,624

Health Care Equipment & Supplies 1.7%
Covidien PLC	151,868	6,835,579

Health Care Providers & Services 1.1%
Humana, Inc.	51,430	4,505,782

Health Care Technology 1.1%
Cerner Corp. (a)	72,115	4,417,044

Hotels, Restaurants & Leisure 2.8%
Las Vegas Sands Corp. (a)	105,411	4,504,212
Starbucks Corp.	147,294	6,776,997

		11,281,209

Industrial Conglomerates 4.1%
Danaher Corp.	159,316	7,494,225
General Electric Co.	197,816	3,542,884
Tyco International, Ltd.	120,756	5,640,513

		16,677,622

Internet & Catalog Retail 3.0%
Amazon.com, Inc. (a)	42,178	7,301,012
Priceline.com, Inc. (a)	10,354	4,842,669

		12,143,681

Internet Software & Services 3.2%
♦ Google, Inc. Class A (a)	20,368	13,155,691

IT Services 7.2%
Accenture PLC Class A	89,290	4,752,907
Cognizant Technology Solutions Corp. Class A (a)	99,330	6,387,912
Genpact, Ltd. (a)	276,167	4,128,697
♦ MasterCard, Inc. Class A	27,536	10,265,972
Teradata Corp. (a)	73,032	3,542,782

		29,078,270

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2011, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-169

Portfolio of Investments††† December 31, 2011 (continued)

	Shares	Value

Common Stocks (continued)
Machinery 1.6%
Caterpillar, Inc.	71,293	$6,459,146

Media 3.0%
DIRECTV Class A (a)	157,546	6,736,667
Viacom, Inc. Class B	122,373	5,556,958

		12,293,625

Metals & Mining 0.8%
Cliffs Natural Resources, Inc.	55,075	3,433,926

Multiline Retail 2.3%
Dollar Tree, Inc. (a)	51,798	4,304,932
Macy’s, Inc.	154,381	4,967,980

		9,272,912

Oil, Gas & Consumable Fuels 5.3%
Noble Energy, Inc.	53,710	5,069,687
♦ Occidental Petroleum Corp.	102,708	9,623,740
Pioneer Natural Resources Co.	45,463	4,068,029
Southwestern Energy Co. (a)	80,685	2,577,079

		21,338,535

Personal Products 1.2%
Estee Lauder Cos., Inc. (The) Class A	42,684	4,794,267

Pharmaceuticals 3.4%
Perrigo Co.	53,605	5,215,767
Sanofi, Sponsored ADR (c)	99,573	3,638,397
Shire PLC, Sponsored ADR (c)	45,920	4,771,088

		13,625,252

Professional Services 1.0%
Verisk Analytics, Inc. Class A (a)	101,591	4,076,847

Real Estate Investment Trusts 1.7%
American Tower Corp. Class A	117,620	7,058,376

Road & Rail 1.9%
♦ Union Pacific Corp.	73,666	7,804,176

Semiconductors & Semiconductor Equipment 1.1%
Texas Instruments, Inc.	152,026	4,425,477

	Shares	Value

Software 6.3%
Check Point Software Technologies, Ltd. (a)	89,300	$4,691,822
Citrix Systems, Inc. (a)	81,617	4,955,784
♦ Oracle Corp.	517,020	13,261,563
Salesforce.com, Inc. (a)	26,484	2,687,067

		25,596,236

Specialty Retail 1.8%
Home Depot, Inc. (The)	176,748	7,430,486

Textiles, Apparel & Luxury Goods 2.4%
Coach, Inc.	98,824	6,032,217
VF Corp.	28,888	3,668,487

		9,700,704

Total Common Stocks (Cost $352,161,857)		394,316,083

	Principal Amount

Short-Term Investments 2.8%
Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $376,838 (Collateralized by a Federal National Mortgage Association security with a rate of 1.00% and a maturity date of 12/5/14, with a Principal Amount of $385,000 and a Market Value of $385,481)	$376,838	376,838

Total Repurchase Agreement (Cost $376,838)		376,838

U.S. Government 2.7%
United States Treasury Bills
0.003%, due 1/26/12 (b)(d)	1,400,000	1,399,997
0.007%, due 1/12/12 (d)	9,600,000	9,599,977

Total U.S. Government (Cost $10,999,974)		10,999,974

Total Short-Term Investments (Cost $11,376,812)		11,376,812

Total Investments (Cost $363,538,669)(f)	100.0%	405,692,895
Other Assets, Less Liabilities	0.0 ‡	20,006

Net Assets	100.0%	$405,712,901

M-170	MainStay VP Growth Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Contracts Long	Unrealized Appreciation (Depreciation) (e)
Futures Contracts 0.0% ‡
Standard & Poor’s 500 Index Mini March 2012	108	$107,770

Total Futures Contracts (Settlement Value $6,764,040)		$107,770

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.
(b)	Represents a security which is maintained at the broker as collateral for futures contracts.

(c)	ADR—American Depositary Receipt.

(d)	Interest rate presented is yield to maturity.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 2011.

(f)	At December 31, 2011, cost is $364,508,241 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$55,322,766
Gross unrealized depreciation	(14,138,112)

Net unrealized appreciation	$41,184,654

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$394,316,083	$—	$—	$394,316,083
Short-Term Investments
Repurchase Agreement	—	376,838	—	376,838
U.S. Government	—	10,999,974	—	10,999,974

Total Short-Term Investments	—	11,376,812	—	11,376,812

Total Investments in Securities	394,316,083	11,376,812	—	405,692,895

Other Financial Instruments
Futures Contracts Long (b)	107,770	—	—	107,770

Total Investments in Securities and Other Financial Instruments	$394,423,853	$11,376,812	$—	$405,800,665

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-171

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $363,538,669)	$405,692,895
Receivables:
Dividends and interest	381,958
Fund shares sold	47,893
Other assets	6,552

Total assets	406,129,298

Liabilities
Payables:
Manager (See Note 3)	212,266
Fund shares redeemed	87,128
Professional fees	48,326
Shareholder communication	30,132
Variation margin on futures contracts	26,036
NYLIFE Distributors (See Note 3)	9,556
Custodian	1,172
Trustees	800
Accrued expenses	981

Total liabilities	416,397

Net assets	$405,712,901

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,813
Additional paid-in capital	410,358,854

410,375,667
Undistributed net investment income	1,643,148
Accumulated net realized gain (loss) on investments and futures transactions	(48,567,910)
Net unrealized appreciation (depreciation) on investments and futures contracts	42,261,996

Net assets	$405,712,901

Initial Class
Net assets applicable to outstanding shares	$361,066,738

Shares of beneficial interest outstanding	14,956,162

Net asset value per share outstanding	$24.14

Service Class
Net assets applicable to outstanding shares	$44,646,163

Shares of beneficial interest outstanding	1,856,934

Net asset value per share outstanding	$24.04

M-172	MainStay VP Growth Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Dividends	$4,686,058
Interest	1,943

Total income	4,688,001

Expenses
Manager (See Note 3)	2,703,351
Distribution and service—Service Class (See Note 3)	119,604
Shareholder communication	84,178
Professional fees	72,371
Custodian	13,145
Trustees	12,249
Miscellaneous	20,679

Total expenses	3,025,577

Net investment income (loss)	1,662,424

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	23,911,765
Futures transactions	488,649

Net realized gain (loss) on investments and futures transactions	24,400,414

Net change in unrealized appreciation (depreciation) on:
Investments	(31,614,481)
Futures contracts	52,331

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(31,562,150)

Net realized and unrealized gain (loss) on investments and futures transactions	(7,161,736)

Net increase (decrease) in net assets resulting from operations	$(5,499,312)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-173

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,662,424	$1,993,855
Net realized gain (loss) on investments and futures transactions	24,400,414	26,458,305
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(31,562,150)	22,322,146

Net increase (decrease) in net assets resulting from operations	(5,499,312)	50,774,306

Dividends to shareholders:
From net investment income:
Initial Class	(1,796,656)	(2,041,096)
Service Class	(111,335)	(140,277)

Total dividends to shareholders	(1,907,991)	(2,181,373)

Capital share transactions:
Net proceeds from sale of shares	9,355,949	12,766,836
Net asset value of shares issued to shareholders in reinvestment of dividends	1,907,991	2,181,373
Cost of shares redeemed	(64,035,251)	(65,162,611)

Increase (decrease) in net assets derived from capital share transactions	(52,771,311)	(50,214,402)

Net increase (decrease) in net assets	(60,178,614)	(1,621,469)

Net Assets
Beginning of year	465,891,515	467,512,984

End of year	$405,712,901	$465,891,515

Undistributed net investment income at end of year	$1,643,148	$1,894,147

M-174	MainStay VP Growth Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$24.62	$22.04	$16.52	$27.23	$24.26

Net investment income (loss)	0.12	0.13	0.12	0.10 (a)	0.13
Net realized and unrealized gain (loss) on investments	(0.48)	2.57	5.51	(10.68)	2.88

Total from investment operations	(0.36)	2.70	5.63	(10.58)	3.01

Less dividends:
From net investment income	(0.12)	(0.12)	(0.11)	(0.13)	(0.04)

Net asset value at end of year	$24.14	$24.62	$22.04	$16.52	$27.23

Total investment return	(1.37%)	12.21%	34.18%	(38.87%)	12.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40%	0.48%	0.57%	0.43%	0.40%
Net expenses	0.66%	0.65%	0.68%	0.64%	0.60%
Portfolio turnover rate	97%	126%	157%	54%	85%
Net assets at end of year (in 000’s)	$361,067	$417,194	$423,086	$350,412	$681,500

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$24.52	$21.96	$16.45	$27.07	$24.14

Net investment income (loss)	0.04	0.05	0.05	0.04 (a)	0.04
Net realized and unrealized gain (loss) on investments	(0.46)	2.58	5.51	(10.60)	2.89

Total from investment operations	(0.42)	2.63	5.56	(10.56)	2.93

Less dividends:
From net investment income	(0.06)	(0.07)	(0.05)	(0.06)	—

Net asset value at end of year	$24.04	$24.52	$21.96	$16.45	$27.07

Total investment return	(1.62%)	11.93%	33.85%	(39.03%)	12.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.15%	0.23%	0.32%	0.18%	0.15%
Net expenses	0.91%	0.90%	0.93%	0.89%	0.85%
Portfolio turnover rate	97%	126%	157%	54%	85%
Net assets at end of year (in 000’s)	$44,646	$48,698	$44,427	$36,228	$64,887

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-175

MainStay VP High Yield Corporate Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2011

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	6.26%	5.83%	9.16%	0.61%
Service Class Shares[3]	5.99	5.57	8.89	0.86

Benchmark Performance	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[4]	5.47%	7.12%	9.07%
Average Lipper Variable Products High Current Yield Portfolio[5]	3.35	5.10	6.89

1.	Performance figures shown for the ten-year period ended December 31, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 9.15% for Initial Class shares and 8.88% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products High Current Yield Portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-176	MainStay VP High Yield Corporate Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,017.10	$3.05	$1,022.20	$3.06

Service Class Shares	$1,000.00	$1,015.80	$4.32	$1,020.90	$4.33

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.60% for Initial Class and 0.85% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com	M-177

Portfolio Composition as of December 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-180 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2011 (excluding short-term investment)

1.	HCA, Inc., 5.75%–9.875%, due 7/15/13–2/15/22
2.	Ally Financial, Inc., zero coupon–8.30%, due 12/1/12–11/1/31
3.	Nova Chemicals Corp., 3.784%–8.375%, due 1/15/12–11/1/16
4.	Peabody Energy Corp., 6.00%–7.875%, due 11/1/16–11/1/26
5.	Georgia-Pacific Corp., 7.25%–8.875%, due 1/15/24–5/15/31
6.	Reliant Energy, Inc., 7.625%–7.875%, due 6/15/14–6/15/17
7.	CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%–7.875%, due 10/30/17–6/1/20
8.	Videotron Ltee, 6.375%–9.125%, due 12/15/15–4/15/18
9.	Texas Industries, Inc., 9.25%, due 8/15/20
10.	Calpine Construction Finance Co., L.P. and CCFC Finance Corp., 8.00%, due 6/1/16

M-178	MainStay VP High Yield Corporate Bond Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by J. Matthew Philo, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP High Yield Corporate Bond Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP High Yield Corporate Bond Portfolio returned 6.26% for Initial Class shares and 5.99% for Service Class shares. Both share classes outperformed the 3.35% return of the average Lipper1 Variable Products High Current Yield Portfolio and the 5.47% return of the Credit Suisse High Yield Index1 for the 12 months ended December 31, 2011. The Credit Suisse High Yield Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative perfor- mance during the reporting period?

The Portfolio’s performance relative to its benchmark and peers resulted from our bottom-up investment style, which focuses on individual companies to determine risk-group weightings in the context of historical yields and spreads.2 The Portfolio remained conservatively positioned throughout the reporting period. In our view, the valuations of riskier high-yield bonds were unattractive and business fundamentals for many high-yield issuers remained weak.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, the Portfolio’s investments in the energy, transportation and financials industries made the greatest contributions to absolute performance. (Contributions take weightings and total returns into account.) No industries generated negative returns; however, the Portfolio’s investments in the retail, media, and food and drug industries contributed the least to absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

Purchases and sales in the Portfolio are primarily the result of implementing our investment process. During the reporting period, the Portfolio purchased bonds of auto manufacturer Jaguar Land Rover and specialty oil refiner Calumet Specialty Products. The Portfolio sold the bonds of hospital operator Capella Healthcare and home health care service provider Gentiva Health Services.

How did the Portfolio’s sector weightings change during the reporting period?

All sector changes were the result of our fundamental bottom-up investment process that focuses on individual companies. During the reporting period, the Portfolio increased exposure to the health care sector and decreased exposure to the utilities and cable/wireless sector.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the Portfolio held overweight positions compared to the Credit Suisse High Yield Index in the transportation, health care and financials industries. As of the same date, the Portfolio held underweight positions in the services, information technology and media industries.

1.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	M-179

Portfolio of Investments December 31, 2011

	Principal Amount	Value

Long-Term Bonds 93.0%† Convertible Bonds 0.8%
Holding Company—Diversified 0.5%
Icahn Enterprises, L.P. 4.00%, due 8/15/13 (a)	$10,155,000	$9,545,700

Internet 0.0%‡
At Home Corp.
0.525%, due 12/28/18 (b)(c)(d)(e)	1,869,975	187
4.75%, due 12/31/49 (b)(c)(d)(e)	9,032,054	903

		1,090

Investment Management/Advisory Services 0.1%
Janus Capital Group, Inc. 3.25%, due 7/15/14	2,634,000	2,601,075

Retail 0.2%
Asbury Automotive Group, Inc. 3.00%, due 9/15/12	3,365,000	3,402,857

Total Convertible Bonds (Cost $15,271,599)		15,550,722

Corporate Bonds 80.2%
Advertising 0.5%
Lamar Media Corp.
Series B 6.625%, due 8/15/15	1,945,000	1,979,038
Series C 6.625%, due 8/15/15	715,000	729,300
7.875%, due 4/15/18	3,775,000	4,001,500
9.75%, due 4/1/14	3,297,000	3,692,640

		10,402,478

Aerospace & Defense 1.1%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	3,480,000	3,549,600
BE Aerospace, Inc. 8.50%, due 7/1/18	2,660,000	2,912,700
DAE Aviation Holdings, Inc. 11.25%, due 8/1/15 (f)	4,865,000	5,059,600
TransDigm, Inc. 7.75%, due 12/15/18	9,065,000	9,744,875

		21,266,775

Agriculture 0.2%
American Rock Salt Co. LLC/American Rock Capital Corp. 8.25%, due 5/1/18 (f)	3,830,000	3,676,800

	Principal Amount	Value

Apparel 0.5%
Hanesbrands, Inc. 8.00%, due 12/15/16	$3,795,000	$4,127,063
Unifi, Inc. 11.50%, due 5/15/14	6,591,000	6,640,432

		10,767,495

Auto Manufacturers 0.5%
Chrysler Group LLC/CG Co-Issuer, Inc. 8.25%, due 6/15/21 (f)	4,935,000	4,490,850
Ford Motor Co. 6.50%, due 8/1/18	1,125,000	1,186,875
Oshkosh Corp.
8.25%, due 3/1/17	2,810,000	2,922,400
8.50%, due 3/1/20	905,000	932,150

		9,532,275

Auto Parts & Equipment 2.7%
Affinia Group, Inc.
9.00%, due 11/30/14	1,570,000	1,554,300
10.75%, due 8/15/16 (f)	2,493,000	2,704,905
Allison Transmission, Inc.
7.125%, due 5/15/19 (f)	4,855,000	4,757,900
11.00%, due 11/1/15 (f)	2,599,000	2,741,945
Cooper-Standard Automotive, Inc. 8.50%, due 5/1/18	4,065,000	4,253,006
Dana Holding Corp.
6.50%, due 2/15/19	3,089,000	3,119,890
6.75%, due 2/15/21	2,319,000	2,376,974
Delphi Corp. 5.875%, due 5/15/19 (f)	7,825,000	7,981,500
Exide Technologies 8.625%, due 2/1/18	4,850,000	3,734,500
FleetPride Corp. 11.50%, due 10/1/14 (f)	7,680,000	7,900,954
Lear Corp. (Escrow Shares) 8.75%, due 12/1/16 (b)(e)(g)	2,681,000	4,022
Tenneco, Inc.
6.875%, due 12/15/20	3,030,000	3,105,750
7.75%, due 8/15/18	3,395,000	3,598,700
TRW Automotive, Inc.
7.00%, due 3/15/14 (f)	800,000	854,000
8.875%, due 12/1/17 (f)	3,050,000	3,309,250

		51,997,596

Banks 1.6%
♦Ally Financial, Inc.
(zero coupon), due 12/1/12	1,090,000	1,024,600
6.25%, due 12/1/17	1,040,000	1,003,184
7.50%, due 9/15/20	5,817,000	5,875,170

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2011, excluding short-term investment. May be subject to change daily.

M-180	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
Ally Financial, Inc. (continued)
8.00%, due 11/1/31	$3,675,000	$3,472,875
8.30%, due 2/12/15	11,120,000	11,731,600
GMAC LLC 8.00%, due 11/1/31	3,715,000	3,584,975
Provident Funding Associates, L.P.
10.125%, due 2/15/19 (f)	2,075,000	1,597,750
10.25%, due 4/15/17 (f)	3,255,000	3,035,287

		31,325,441

Beverages 0.8%
Constellation Brands, Inc. 8.375%, due 12/15/14	1,620,000	1,818,450
Cott Beverages, Inc.
8.125%, due 9/1/18	2,905,000	3,137,400
8.375%, due 11/15/17	9,750,000	10,517,813

		15,473,663

Building Materials 1.9%
Building Materials Corp. of America
6.875%, due 8/15/18 (f)	4,820,000	5,061,000
7.00%, due 2/15/20 (f)	955,000	1,026,625
7.50%, due 3/15/20 (f)	5,640,000	6,091,200
Jeld-Wen Escrow Corp. 12.25%, due 10/15/17 (f)	5,300,000	5,618,000
♦Texas Industries, Inc. 9.25%, due 8/15/20	17,780,000	15,913,100
USG Corp. 9.75%, due 8/1/14 (f)	2,830,000	2,844,150

		36,554,075

Chemicals 1.6%
CF Industries, Inc.
6.875%, due 5/1/18	2,580,000	2,954,100
7.125%, due 5/1/20	570,000	674,025
Georgia Gulf Corp. 9.00%, due 1/15/17 (f)	6,320,000	6,683,400
Huntsman International LLC 5.50%, due 6/30/16	1,005,000	984,900
Nalco Co. 8.25%, due 5/15/17	575,000	652,625
Olin Corp. 8.875%, due 8/15/19	3,725,000	3,948,500
Phibro Animal Health Corp. 9.25%, due 7/1/18 (f)	13,455,000	11,672,212
PolyOne Corp. 7.375%, due 9/15/20	1,200,000	1,239,000
Westlake Chemical Corp. 6.625%, due 1/15/16	2,400,000	2,430,000

		31,238,762

	Principal Amount	Value

Coal 1.8%
Arch Coal, Inc.
7.25%, due 10/1/20	$1,110,000	$1,134,975
8.75%, due 8/1/16	2,070,000	2,261,475
Consol Energy, Inc. 8.00%, due 4/1/17	10,400,000	11,388,000
♦Peabody Energy Corp.
6.00%, due 11/15/18 (f)	7,635,000	7,787,700
6.25%, due 11/15/21 (f)	6,135,000	6,349,725
6.50%, due 9/15/20	3,485,000	3,659,250
7.375%, due 11/1/16	845,000	929,500
7.875%, due 11/1/26	2,235,000	2,397,037

		35,907,662

Commercial Services 3.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
8.25%, due 1/15/19	1,615,000	1,602,888
9.625%, due 3/15/18	2,275,000	2,354,625
9.75%, due 3/15/20	2,895,000	2,974,613
Cenveo Corp. 8.875%, due 2/1/18	4,725,000	4,122,562
Corrections Corp. of America
6.25%, due 3/15/13	1,030,000	1,030,000
7.75%, due 6/1/17	1,455,000	1,578,675
El Comandante Capital Corp. (Escrow Shares) (zero coupon), due 12/31/50 (b)(e)(g)	2,412,000	173,664
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	8,677,650
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	6,455,000	6,390,450
iPayment, Inc. 10.25%, due 5/15/18 (f)	2,895,000	2,721,300
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, due 12/1/19 (f)	2,810,000	2,950,500
Knowledge Learning Corp., Inc. 7.75%, due 2/1/15 (f)	7,845,000	7,315,462
Lender Processing Services, Inc. 8.125%, due 7/1/16	5,430,000	5,334,975
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
6.50%, due 8/1/49 (b)(e)(g)	150,000	2,400
9.75%, due 1/15/49 (b)(e)(f)(g)	8,530,000	136,480
RR Donnelley & Sons Co. 7.25%, due 5/15/18	4,908,000	4,760,760
Service Corp. International 7.625%, due 10/1/18	1,618,000	1,800,025
Speedy Cash, Inc. 10.75%, due 5/15/18 (f)	3,870,000	3,889,350

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-181

Portfolio of Investments December 31, 2011 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services (continued)
Sunstate Equipment Co. LLC/Sunstate Equipment Co., Inc. 12.00%, due 6/15/16 (f)(h)	$7,130,000	$6,630,900
United Rentals North America, Inc. 9.25%, due 12/15/19	2,450,000	2,566,375
Valassis Communications, Inc. 6.625%, due 2/1/21	3,740,000	3,478,200

		70,491,854

Computers 0.6%
iGate Corp. 9.00%, due 5/1/16 (f)	5,140,000	5,307,050
SunGard Data Systems, Inc.
4.875%, due 1/15/14	3,625,000	3,629,531
10.625%, due 5/15/15	3,425,000	3,647,625

		12,584,206

Distribution & Wholesale 0.8%
ACE Hardware Corp. 9.125%, due 6/1/16 (f)	5,685,000	6,026,100
American Tire Distributors, Inc. 9.75%, due 6/1/17	9,065,000	9,336,950

		15,363,050

Diversified Financial Services 0.4%
Community Choice Financial, Inc. 10.75%, due 5/1/19 (f)	5,715,000	5,657,850
Nationstar Mortgage/Nationstar Capital Corp. 10.875%, due 4/1/15 (f)	1,950,000	1,950,000

		7,607,850

Electric 3.8%
AES Eastern Energy, L.P. Series 1999-A 9.00%, due 1/2/17 (c)	6,070,956	2,337,318
♦Calpine Construction Finance Co., L.P. and CCFC Finance Corp. 8.00%, due 6/1/16 (f)	13,635,000	14,725,800
Calpine Corp. 7.25%, due 10/15/17 (f)	10,297,000	10,811,850
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, due 12/1/20	11,131,000	11,743,205
GenOn Energy, Inc. 9.50%, due 10/15/18	9,010,000	9,122,625
Ipalco Enterprises, Inc. 7.25%, due 4/1/16 (f)	1,615,000	1,744,200
PNM Resources, Inc. 9.25%, due 5/15/15	1,704,000	1,882,920
Public Service Co. of New Mexico 7.95%, due 5/15/18	2,305,000	2,694,377

	Principal Amount	Value

Electric (continued)
Reliant Energy Mid-Atlantic Power Holdings LLC Series C 9.681%, due 7/2/26	$1,190,000	$1,181,075
♦Reliant Energy, Inc.
7.625%, due 6/15/14	4,535,000	4,535,000
7.875%, due 6/15/17	14,250,000	13,751,250

		74,529,620

Electrical Components & Equipment 0.4%
Belden, Inc.
7.00%, due 3/15/17	2,240,000	2,237,200
9.25%, due 6/15/19	4,810,000	5,134,675

		7,371,875

Electronics 0.2%
Stoneridge, Inc. 9.50%, due 10/15/17 (f)	3,110,000	3,187,750

Energy—Alternate Sources 0.3%
Headwaters, Inc. 7.625%, due 4/1/19	7,457,000	6,599,445

Engineering & Construction 0.3%
New Enterprise Stone & Lime Co. 11.00%, due 9/1/18	7,595,000	6,227,900

Entertainment 3.1%
American Casino & Entertainment Properties LLC 11.00%, due 6/15/14	3,002,000	3,054,535
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, due 7/1/19 (f)	970,000	916,650
FireKeepers Development Authority 13.875%, due 5/1/15 (f)	870,000	987,450
Greektown Superholdings, Inc. 13.00%, due 7/1/15	8,100,000	8,434,125
Jacobs Entertainment, Inc. 9.75%, due 6/15/14	9,835,000	9,097,375
Mohegan Tribal Gaming Authority 6.125%, due 2/15/13	1,210,000	810,700
NAI Entertainment Holdings LLC 8.25%, due 12/15/17 (f)	9,265,000	9,797,737
Peninsula Gaming LLC
8.375%, due 8/15/15	1,665,000	1,764,900
10.75%, due 8/15/17	6,647,000	6,962,732
Pinnacle Entertainment, Inc.
7.50%, due 6/15/15	1,575,000	1,559,250
8.625%, due 8/1/17	550,000	581,625
Production Resource Group, Inc. 8.875%, due 5/1/19 (f)	6,090,000	5,572,350

M-182	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Entertainment (continued)
Speedway Motorsports, Inc. 8.75%, due 6/1/16	$2,985,000	$3,253,650
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (b)(e)	500,567	350,397
Vail Resorts, Inc. 6.50%, due 5/1/19	3,090,000	3,151,800
WMG Acquisition Corp.
9.50%, due 6/15/16 (f)	1,865,000	2,023,525
11.50%, due 10/1/18 (f)	3,135,000	3,111,488

		61,430,289

Environmental Controls 0.3%
Clean Harbors, Inc. 7.625%, due 8/15/16	2,524,000	2,681,750
Darling International, Inc. 8.50%, due 12/15/18	3,600,000	3,996,000

		6,677,750

Finance—Auto Loans 1.1%
Credit Acceptance Corp.
9.125%, due 2/1/17	1,070,000	1,118,150
9.125%, due 2/1/17 (f)	2,130,000	2,220,525
Ford Motor Credit Co. LLC
7.50%, due 8/1/12	60,000	61,927
8.00%, due 6/1/14	3,015,000	3,281,728
12.00%, due 5/15/15	4,455,000	5,457,331
General Motors Financial Co., Inc. 6.75%, due 6/1/18 (f)	8,850,000	9,027,000

		21,166,661

Finance—Consumer Loans 0.3%
SLM Corp.
8.00%, due 3/25/20	2,540,000	2,565,400
8.45%, due 6/15/18	4,085,000	4,207,550

		6,772,950

Finance—Investment Banker/Broker 0.3%
E*Trade Financial Corp. 6.75%, due 6/1/16	4,875,000	4,728,750
Oppenheimer Holdings, Inc. 8.75%, due 4/15/18	999,000	926,573

		5,655,323

Finance—Other Services 0.8%
Nationstar Mortgage/Nationstar Capital Corp. 10.875%, due 4/1/15	10,200,000	10,098,000
SquareTwo Financial Corp. 11.625%, due 4/1/17	4,875,000	4,704,375

		14,802,375

	Principal Amount	Value

Food 2.5%
American Seafoods Group LLC/American Seafoods Finance, Inc. 10.75%, due 5/15/16 (f)	$4,740,000	$4,218,600
American Stores Co. 8.00%, due 6/1/26	7,535,000	6,498,937
ASG Consolidated LLC/ASG Finance, Inc. 15.00%, due 5/15/17 (f)	4,199,520	3,212,633
B&G Foods, Inc. 7.625%, due 1/15/18	2,761,000	2,933,563
C&S Group Enterprises LLC 8.375%, due 5/1/17 (f)	3,575,000	3,771,625
Harmony Foods Corp. 10.00%, due 5/1/16 (f)	4,370,000	4,391,850
Smithfield Foods, Inc. 10.00%, due 7/15/14	4,085,000	4,748,812
Stater Brothers Holdings 7.75%, due 4/15/15	547,000	561,359
TreeHouse Foods, Inc.
6.03%, due 9/30/13 (b)(e)	6,300,000	6,331,500
7.75%, due 3/1/18	3,070,000	3,323,275
Tyson Foods, Inc. 10.50%, due 3/1/14	7,735,000	8,933,925

		48,926,079

Forest Products & Paper 1.6%
ABI Escrow Corp. 10.25%, due 10/15/18 (f)	6,257,000	6,898,342
Clearwater Paper Corp. 7.125%, due 11/1/18	2,870,000	2,984,800
♦ Georgia-Pacific Corp.
7.25%, due 6/1/28	4,180,000	5,043,045
7.375%, due 12/1/25	1,310,000	1,615,641
7.75%, due 11/15/29	64,000	80,548
8.00%, due 1/15/24	3,469,000	4,447,622
8.875%, due 5/15/31	6,895,000	9,477,619

		30,547,617

Health Care—Products 2.0%
Alere, Inc. 8.625%, due 10/1/18	2,155,000	2,122,675
Biomet, Inc.
10.00%, due 10/15/17	4,835,000	5,221,800
11.625%, due 10/15/17	4,015,000	4,356,275
DJO Finance LLC/DJO Finance Corp. 9.75%, due 10/15/17	3,310,000	2,573,525
Hanger Orthopedic Group, Inc. 7.125%, due 11/15/18	6,695,000	6,803,794

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-183

Portfolio of Investments December 31, 2011 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Products (continued)
Teleflex, Inc. 6.875%, due 6/1/19	$4,860,000	$5,066,550
Universal Hospital Services, Inc. 8.50%, due 6/1/15 (h)	12,210,000	12,332,100

		38,476,719

Health Care—Services 4.6%
Alliance HealthCare Services, Inc. 8.00%, due 12/1/16	2,340,000	1,632,150
American Renal Associates Holdings, Inc. 9.75%, due 3/1/16	2,802,580	2,851,625
American Renal Holdings Co., Inc. 8.375%, due 5/15/18	2,830,000	2,971,500
AMERIGROUP Corp. 7.50%, due 11/15/19	5,425,000	5,587,750
Centene Corp. 5.75%, due 6/1/17	3,905,000	3,885,475
Community Health Systems, Inc. 8.875%, due 7/15/15	2,213,000	2,284,922
DaVita, Inc.
6.375%, due 11/1/18	3,010,000	3,081,487
6.625%, due 11/1/20	1,896,000	1,948,140
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (f)	3,750,000	3,928,125
HCA Holdings, Inc. 7.75%, due 5/15/21	2,570,000	2,614,975
♦HCA, Inc.
5.75%, due 3/15/14	3,050,000	3,111,000
6.375%, due 1/15/15	3,365,000	3,428,094
6.50%, due 2/15/16	5,065,000	5,140,975
6.75%, due 7/15/13	1,855,000	1,915,287
7.19%, due 11/15/15	93,000	93,000
7.50%, due 2/15/22	3,725,000	3,808,812
8.00%, due 10/1/18	5,720,000	6,048,900
8.50%, due 4/15/19	1,470,000	1,609,650
9.00%, due 12/15/14	935,000	974,738
9.875%, due 2/15/17	881,000	962,493
Health Management Associates, Inc. 7.375%, due 1/15/20 (f)	2,505,000	2,605,200
INC Research LLC 11.50%, due 7/15/19 (f)	6,060,000	5,423,700
inVentiv Health, Inc. 10.00%, due 8/15/18 (f)	4,820,000	4,410,300
MultiPlan, Inc. 9.875%, due 9/1/18 (f)	8,850,000	9,204,000
Res-Care, Inc. 10.75%, due 1/15/19	3,480,000	3,593,100

	Principal Amount	Value

Health Care—Services (continued)
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.
7.75%, due 2/1/19	$4,860,000	$4,665,600
8.00%, due 2/1/18	1,655,000	1,642,588

		89,423,586

Holding Companies—Diversified 0.7%
Leucadia National Corp. 8.125%, due 9/15/15	4,480,000	4,709,600
Susser Holdings LLC/Susser Finance Corp. 8.50%, due 5/15/16	7,468,000	8,056,105

		12,765,705

Home Builders 0.5%
Ryland Group, Inc. 6.625%, due 5/1/20	1,200,000	1,122,000
Shea Homes, L.P./Shea Homes Funding Corp. 8.625%, due 5/15/19 (f)	3,870,000	3,618,450
Standard Pacific Corp. 8.375%, due 1/15/21	4,400,000	4,141,500

		8,881,950

Household Products & Wares 1.3%
Central Garden and Pet Co. 8.25%, due 3/1/18	4,785,000	4,689,300
Jarden Corp.
6.125%, due 11/15/22	945,000	966,263
7.50%, due 5/1/17	5,940,000	6,296,400
Prestige Brands, Inc. 8.25%, due 4/1/18	3,560,000	3,649,000
Spectrum Brands Holdings, Inc. 9.50%, due 6/15/18 (f)	2,282,000	2,495,937
Spectrum Brands, Inc. 9.50%, due 6/15/18	6,505,000	7,114,844

		25,211,744

Housewares 0.3%
Libbey Glass, Inc. 10.00%, due 2/15/15	5,557,000	5,945,990

Insurance 0.6%
HUB International Holdings, Inc. 9.00%, due 12/15/14 (f)	3,290,000	3,298,225
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (f)	4,190,000	4,593,581
Lumbermens Mutual Casualty Co.
8.45%, due 12/1/97 (b)(c)(e)(f)	555,000	347
9.15%, due 7/1/26 (b)(c)(e)(f)	12,235,000	30,588
USI Holdings Corp.
4.332%, due 11/15/14 (a)(f)	770,000	702,625
9.75%, due 5/15/15 (f)	3,209,000	3,072,617

		11,697,983

M-184	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Internet 0.8%
Cogent Communications Group, Inc. 8.375%, due 2/15/18 (f)	$5,405,000	$5,540,125
Equinix, Inc. 7.00%, due 7/15/21	4,855,000	5,122,025
Expedia, Inc. 8.50%, due 7/1/16 (f)	4,795,000	5,171,192

		15,833,342

Investment Management/Advisory Services 0.2%
Janus Capital Group, Inc. 6.70%, due 6/15/17	3,743,000	3,972,019

Iron & Steel 0.8%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	2,545,000	2,881,581
Allegheny Technologies, Inc. 9.375%, due 6/1/19	2,600,000	3,320,406
Ryerson, Inc.
7.804%, due 11/1/14 (a)	3,380,000	3,109,600
12.00%, due 11/1/15	5,876,000	5,934,760

		15,246,347

Leisure Time 0.1%
Brunswick Corp. 11.25%, due 11/1/16 (f)	1,760,000	2,028,400

Lodging 1.1%
Eldorado Resorts LLC/Eldorado Capital Corp. 8.625%, due 6/15/19 (f)	4,265,000	3,806,512
MGM Mirage, Inc.
6.625%, due 7/15/15	1,000,000	950,000
13.00%, due 11/15/13	1,825,000	2,167,188
MGM Resorts International
7.50%, due 6/1/16	625,000	598,438
7.625%, due 1/15/17	645,000	614,363
10.375%, due 5/15/14	510,000	582,675
MTR Gaming Group, Inc. 11.50%, due 8/1/19 (f)	3,665,000	3,124,412
ROC Finance LLC/ROC Finance 1 Corp. 12.125%, due 9/1/18 (f)	3,865,000	4,067,912
San Pasqual Casino 8.00%, due 9/15/13 (f)	1,400,000	1,379,000
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC 3.046%, due 3/15/14 (a)(f)	2,295,000	2,145,825
Sheraton Holding Corp. 7.375%, due 11/15/15	2,580,000	2,915,400

		22,351,725

	Principal Amount	Value

Machinery—Diversified 0.2%
Briggs & Stratton Corp. 6.875%, due 12/15/20	$3,660,000	$3,751,500

Media 2.6%
AMC Networks, Inc. 7.75%, due 7/15/21 (f)	2,480,000	2,697,000
Cablevision Systems Corp. 8.625%, due 9/15/17	1,060,000	1,173,950
♦CCO Holdings LLC/CCO Holdings Capital Corp.
7.00%, due 1/15/19	4,700,000	4,899,750
7.25%, due 10/30/17	1,245,000	1,311,919
7.375%, due 6/1/20	9,520,000	10,043,600
7.875%, due 4/30/18	1,585,000	1,690,006
Crown Media Holdings, Inc. 10.50%, due 7/15/19	6,000,000	6,315,000
DISH DBS Corp.
6.75%, due 6/1/21	5,220,000	5,624,550
7.125%, due 2/1/16	1,085,000	1,169,088
7.75%, due 5/31/15	1,345,000	1,479,500
Morris Publishing Group LLC 10.00%, due 9/1/14 (b)	1,870,639	1,590,043
Nielsen Finance LLC/Nielsen Finance Co. 7.75%, due 10/15/18	7,060,000	7,624,800
ProQuest LLC/ProQuest Notes Co. 9.00%, due 10/15/18 (f)	7,180,000	5,815,800

		51,435,006

Metal Fabricate & Hardware 0.7%
AM Castle & Co. 12.75%, due 12/15/16 (f)	3,670,000	3,688,350
Mueller Water Products, Inc.
7.375%, due 6/1/17	2,705,000	2,461,550
8.75%, due 9/1/20	5,200,000	5,648,500
Neenah Foundry Co. 15.00%, due 7/29/15 (b)(h)	1,311,972	1,298,852

		13,097,252

Mining 0.6%
Freeport-McMoRan Copper & Gold, Inc. 8.375%, due 4/1/17	4,905,000	5,211,562
Vulcan Materials Co.
6.50%, due 12/1/16	4,205,000	4,341,663
7.50%, due 6/15/21	1,505,000	1,625,400

		11,178,625

Miscellaneous—Manufacturing 2.2%
Actuant Corp. 6.875%, due 6/15/17	4,450,000	4,583,500
Amsted Industries, Inc. 8.125%, due 3/15/18 (f)	8,930,000	9,465,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-185

Portfolio of Investments December 31, 2011 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
FGI Operating Co., Inc. 10.25%, due 8/1/15	$4,207,000	$4,459,420
Griffon Corp. 7.125%, due 4/1/18	4,755,000	4,707,450
Koppers, Inc. 7.875%, due 12/1/19	5,005,000	5,305,300
Polypore International, Inc. 7.50%, due 11/15/17	6,165,000	6,380,775
SPX Corp.
6.875%, due 9/1/17	4,285,000	4,627,800
7.625%, due 12/15/14	4,095,000	4,504,500

		44,034,545

Office Furnishings 0.3%
Interface, Inc. 7.625%, due 12/1/18	6,270,000	6,630,525

Oil & Gas 9.1%
Berry Petroleum Co. 10.25%, due 6/1/14	3,915,000	4,428,844
Bill Barrett Corp. 7.625%, due 10/1/19	3,755,000	3,923,975
BreitBurn Energy Partners, L.P. 8.625%, due 10/15/20	5,465,000	5,717,756
Calumet Specialty Products Partners, L.P./Calumet Finance Corp. 9.375%, due 5/1/19 (f)	10,447,000	10,103,590
Chesapeake Energy Corp. 6.50%, due 8/15/17	9,615,000	10,239,975
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc. 6.625%, due 11/15/19 (f)	4,165,000	4,331,600
Comstock Resources, Inc.
7.75%, due 4/1/19	5,555,000	5,277,250
8.375%, due 10/15/17	1,575,000	1,523,813
Concho Resources, Inc.
6.50%, due 1/15/22	7,710,000	8,056,950
7.00%, due 1/15/21	5,485,000	5,889,519
Continental Resources, Inc. 8.25%, due 10/1/19	3,620,000	3,982,000
Denbury Resources, Inc. 8.25%, due 2/15/20	5,415,000	6,051,262
Forest Oil Corp. 8.50%, due 2/15/14	410,000	446,900
Frontier Oil Corp. 8.50%, due 9/15/16	2,230,000	2,374,950
Holly Corp. 9.875%, due 6/15/17	4,550,000	5,027,750

	Principal Amount	Value

Oil & Gas (continued)
Linn Energy LLC 9.875%, due 7/1/18	$2,395,000	$2,706,350
Linn Energy LLC/Linn Energy Finance Corp.
6.50%, due 5/15/19 (f)	1,175,000	1,166,188
11.75%, due 5/15/17	2,483,000	2,818,205
Newfield Exploration Co.
6.625%, due 9/1/14	6,425,000	6,497,281
6.625%, due 4/15/16	5,060,000	5,211,800
Oasis Petroleum, Inc. 7.25%, due 2/1/19	9,740,000	10,080,900
Penn Virginia Corp.
7.25%, due 4/15/19	3,855,000	3,585,150
10.375%, due 6/15/16	2,400,000	2,556,000
PetroHawk Energy Corp.
7.25%, due 8/15/18	4,285,000	4,820,625
10.50%, due 8/1/14	1,410,000	1,568,625
Petroquest Energy, Inc. 10.00%, due 9/1/17	9,575,000	9,862,250
Pioneer Drilling Co. 9.875%, due 3/15/18	3,325,000	3,474,625
Plains Exploration & Production Co.
7.75%, due 6/15/15	2,100,000	2,168,250
10.00%, due 3/1/16	3,319,000	3,675,792
Range Resources Corp. 8.00%, due 5/15/19	2,980,000	3,322,700
SM Energy Co.
6.50%, due 11/15/21 (f)	2,895,000	2,981,850
6.625%, due 2/15/19 (f)	3,795,000	3,946,800
Stone Energy Corp.
6.75%, due 12/15/14	4,640,000	4,570,400
8.625%, due 2/1/17	2,400,000	2,448,000
W&T Offshore, Inc. 8.50%, due 6/15/19 (f)	4,975,000	5,149,125
Whiting Petroleum Corp.
6.50%, due 10/1/18	4,730,000	4,942,850
7.00%, due 2/1/14	7,891,000	8,403,915
WPX Energy, Inc. 6.00%, due 1/15/22 (f)	5,800,000	5,937,750

		179,271,565

Oil & Gas Services 0.6%
American Petroleum Tankers LLC/AP Tankers Co. 10.25%, due 5/1/15	3,218,000	3,282,360
Complete Production Services, Inc. 8.00%, due 12/15/16	3,815,000	3,967,600
Pioneer Drilling Co. 9.875%, due 3/15/18 (f)	4,575,000	4,780,875

		12,030,835

M-186	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Packaging & Containers 1.9%
AEP Industries, Inc. 8.25%, due 4/15/19	$5,535,000	$5,618,025
Ball Corp.
6.75%, due 9/15/20	835,000	908,063
7.125%, due 9/1/16	2,790,000	3,034,125
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, due 2/1/21	3,700,000	3,866,500
Greif, Inc. 6.75%, due 2/1/17	3,324,000	3,473,580
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	1,750,000	1,916,250
Plastipak Holdings, Inc. 10.625%, due 8/15/19 (f)	10,148,000	11,213,540
Sealed Air Corp.
8.125%, due 9/15/19 (f)	2,045,000	2,239,275
8.375%, due 9/15/21 (f)	2,340,000	2,585,700
Silgan Holdings, Inc. 7.25%, due 8/15/16	2,295,000	2,449,912

		37,304,970

Pharmaceuticals 2.8%
BioScrip, Inc. 10.25%, due 10/1/15	3,805,000	3,757,438
Catalent Pharma Solutions, Inc. 9.50%, due 4/15/15 (h)	7,676,515	7,887,619
Endo Pharmaceuticals Holdings, Inc.
7.00%, due 7/15/19	2,490,000	2,651,850
7.25%, due 1/15/22	1,175,000	1,249,906
Grifols, Inc. 8.25%, due 2/1/18	7,400,000	7,770,000
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	7,875,000	6,240,937
Mylan, Inc.
7.625%, due 7/15/17 (f)	5,010,000	5,467,162
7.875%, due 7/15/20 (f)	2,940,000	3,245,025
NBTY, Inc. 9.00%, due 10/1/18	6,150,000	6,765,000
Valeant Pharmaceuticals International
6.50%, due 7/15/16 (f)	6,200,000	6,192,250
6.75%, due 10/1/17 (f)	2,200,000	2,197,250
7.00%, due 10/1/20 (f)	765,000	755,438

		54,179,875

Pipelines 1.8%
ANR Pipeline Co.
7.375%, due 2/15/24
11.50%, beginning 11/1/11	395,000	514,287
9.625%, due 11/1/21	6,855,000	10,086,571
Cedar Brakes II LLC 9.875%, due 9/1/13 (f)	1,769,732	1,853,281

	Principal Amount	Value

Pipelines (continued)
Copano Energy LLC/Copano Energy Finance Corp.
7.125%, due 4/1/21	$4,940,000	$4,989,400
7.75%, due 6/1/18	7,365,000	7,659,600
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp. 6.75%, due 11/1/20	6,940,000	7,269,650
Northwest Pipeline Corp. 7.125%, due 12/1/25	2,195,000	2,779,728

		35,152,517

Real Estate Investment Trusts 0.6%
Host Hotels & Resorts, Inc. 6.00%, due 11/1/20	650,000	664,625
Host Hotels & Resorts, L.P. 5.875%, due 6/15/19 (f)	1,325,000	1,348,187
Host Marriott, L.P. Series Q 6.75%, due 6/1/16	9,400,000	9,658,500
Weyerhaeuser Co. 6.875%, due 12/15/33	495,000	487,324

		12,158,636

Retail 3.5%
AmeriGas Partners, L.P./AmeriGas Finance Corp.
6.25%, due 8/20/19	2,180,000	2,169,100
6.50%, due 5/20/21	1,685,000	1,655,513
Asbury Automotive Group, Inc.
7.625%, due 3/15/17	2,420,000	2,426,050
8.375%, due 11/15/20	6,375,000	6,534,375
AutoNation, Inc. 6.75%, due 4/15/18	5,495,000	5,769,750
DineEquity, Inc. 9.50%, due 10/30/18	11,940,000	12,820,575
HSN, Inc. 11.25%, due 8/1/16	6,555,000	7,226,887
J.C. Penney Corp., Inc. 7.125%, due 11/15/23	4,215,000	4,215,000
Limited Brands, Inc.
6.625%, due 4/1/21	3,610,000	3,826,600
8.50%, due 6/15/19	1,555,000	1,811,575
Penske Auto Group, Inc. 7.75%, due 12/15/16	7,834,000	8,029,850
PVH Corp. 7.375%, due 5/15/20	2,540,000	2,755,900
Sally Holdings LLC/Sally Capital, Inc. 6.875%, due 11/15/19 (f)	3,860,000	4,033,700
Sonic Automotive, Inc. 9.00%, due 3/15/18	5,640,000	5,936,100

		69,210,975

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-187

Portfolio of Investments December 31, 2011 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Semiconductors 0.3%
Advanced Micro Devices, Inc. 7.75%, due 8/1/20	$2,410,000	$2,476,275
MEMC Electronic Materials, Inc. 7.75%, due 4/1/19	5,525,000	3,991,813

		6,468,088

Shipbuilding 0.3%
Huntington Ingalls Industries, Inc.
6.875%, due 3/15/18 (f)	2,845,000	2,788,100
7.125%, due 3/15/21 (f)	2,200,000	2,156,000

		4,944,100

Software 0.2%
Fidelity National Information Services, Inc.
7.625%, due 7/15/17	3,245,000	3,512,713
7.875%, due 7/15/20	955,000	1,031,400

		4,544,113

Storage & Warehousing 0.0%‡
Mobile Mini, Inc. 7.875%, due 12/1/20	280,000	281,400

Telecommunications 4.8%
Alcatel-Lucent USA, Inc. 6.45%, due 3/15/29	4,665,000	3,347,138
CC Holdings GS V LLC/Crown Castle GS III Corp. 7.75%, due 5/1/17 (f)	9,690,000	10,440,975
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, due 12/1/15 (f)	8,755,000	8,382,912
Crown Castle International Corp. 7.125%, due 11/1/19	6,835,000	7,381,800
EH Holding Corp.
6.50%, due 6/15/19 (f)	3,875,000	4,039,687
7.625%, due 6/15/21 (f)	5,860,000	6,153,000
GCI, Inc.
6.75%, due 6/1/21	4,850,000	4,728,750
8.625%, due 11/15/19	6,325,000	6,712,406
Lucent Technologies, Inc. 6.50%, due 1/15/28	2,840,000	2,037,700
MetroPCS Wireless, Inc.
6.625%, due 11/15/20	1,525,000	1,422,063
7.875%, due 9/1/18	3,445,000	3,492,369
Nextel Communications, Inc.
5.95%, due 3/15/14	3,455,000	3,334,075
6.875%, due 10/31/13	2,205,000	2,193,975
7.375%, due 8/1/15	3,260,000	2,982,900

	Principal Amount	Value

Telecommunications (continued)
NII Capital Corp.
7.625%, due 4/1/21	$11,480,000	$11,393,900
8.875%, due 12/15/19	1,580,000	1,662,950
SBA Telecommunications, Inc. 8.25%, due 8/15/19	3,905,000	4,246,687
Sprint Capital Corp.
6.875%, due 11/15/28	9,315,000	6,648,581
8.75%, due 3/15/32	4,185,000	3,384,619
Sprint Nextel Corp. 8.375%, due 8/15/17	216,000	193,590

		94,180,077

Transportation 1.1%
Florida East Coast Holdings Corp. 10.50%, due 8/1/17 (h)	968,875	758,145
Florida East Coast Railway Corp. 8.125%, due 2/1/17	11,842,000	11,693,975
KAR Holdings, Inc. 4.429%, due 5/1/14 (a)	2,475,000	2,425,500
Syncreon Global Ireland, Ltd./Syncreon Global Finance US, Inc. 9.50%, due 5/1/18 (f)	7,285,000	6,720,412

		21,598,032

Total Corporate Bonds (Cost $1,534,835,101)		1,571,373,762

Loan Assignments & Participations 1.9% (i)
Automobile 0.4%
Chrysler Group LLC Term Loan 6.00%, due 5/24/17	3,446,341	3,253,101
Fleetpride Corp. New Term Loan 6.75%, due 11/30/17	4,400,000	4,359,665

		7,612,766

Banks 0.3%
VFH Parent LLC Term Loan 7.50%, due 7/8/16	6,472,671	6,505,035

Finance 0.2%
Ocwen Financial Corp. Term Loan B 7.00%, due 9/1/16	4,346,250	4,270,191

Health Care—Services 0.2%
Sun Healthcare Group, Inc. New Term Loan B 8.75%, due 10/15/16	3,495,556	2,796,444

M-188	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments & Participations (continued)
Lodging 0.1%
Boyd Gaming Corp. Incremental Term Loan 6.00%, due 12/17/15	$2,560,000	$2,534,400

Machinery 0.0%‡
BHM Technologies LLC Exit Term Loan B 8.50%, due 9/30/13 (b)(c)(e)	1,848,560	12,385

Media 0.3%
Nielsen Finance LLC Class A Term Loan 2.276%, due 8/9/13	5,289,043	5,213,013

Metal Fabricate & Hardware 0.3%
Neenah Corp. Exit Term Loan 11.00%, due 1/29/15 (b)(e)	5,970,000	5,970,000

Utilities 0.1%
Texas Competitive Electric Holdings Co. LLC Non-Extended Term Loan 3.776%, due 10/10/14	2,226,136	1,549,253

Total Loan Assignments & Participations (Cost $40,380,735)		36,463,487

Yankee Bonds 10.1% (j)
Auto Manufacturers 0.5%
Jaguar Land Rover PLC
7.75%, due 5/15/18 (f)	4,025,000	3,833,813
8.125%, due 5/15/21 (f)	6,695,000	6,293,300

		10,127,113

Auto Parts & Equipment 0.1%
International Automotive Components Group SL 9.125%, due 6/1/18 (f)	3,065,000	2,743,175

Chemicals 1.1%
♦Nova Chemicals Corp.
3.784%, due 11/15/13 (a)	9,665,000	9,520,025
6.50%, due 1/15/12	7,500,000	7,509,375
8.375%, due 11/1/16	3,835,000	4,180,150

		21,209,550

Commercial Services 0.4%
National Money Mart Co. 10.375%, due 12/15/16	6,565,000	7,008,138

	Principal Amount	Value

Computers 0.4%
Seagate HDD Cayman
7.00%, due 11/1/21 (f)	$2,890,000	$2,962,250
7.75%, due 12/15/18 (f)	5,115,000	5,441,081

		8,403,331

Diversified Financial Services 0.4%
Smurfit Capital Funding PLC 7.50%, due 11/20/25	8,295,000	7,838,775

Entertainment 0.4%
MU Finance PLC 8.375%, due 2/1/17 (f)	7,360,000	7,746,400

Forest Products & Paper 0.2%
PE Paper Escrow GmbH 12.00%, due 8/1/14 (f)	3,130,000	3,333,450
Sappi Papier Holding GmbH 6.625%, due 4/15/21 (f)	665,000	570,238

		3,903,688

Health Care—Products 0.3%
DJO Finance LLC/DJO Finance Corp. 10.875%, due 11/15/14	7,440,000	6,937,800

Insurance 0.5%
Fairfax Financial Holdings, Ltd.
7.375%, due 4/15/18	3,015,000	3,241,441
7.75%, due 7/15/37	1,260,000	1,191,489
8.30%, due 4/15/26	4,645,000	4,853,031

		9,285,961

Iron & Steel 0.2%
APERAM
7.375%, due 4/1/16 (f)	3,395,000	2,902,725
7.75%, due 4/1/18 (f)	1,735,000	1,440,050

		4,342,775

Media 1.4%
Quebecor Media, Inc. 7.75%, due 3/15/16	10,879,000	11,178,172
♦Videotron Ltee
6.375%, due 12/15/15	2,425,000	2,467,438
9.125%, due 4/15/18	12,630,000	13,908,787

		27,554,397

Mining 0.4%
Novelis, Inc.
8.375%, due 12/15/17	4,205,000	4,467,813
8.75%, due 12/15/20	2,810,000	3,013,725

		7,481,538

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-189

Portfolio of Investments December 31, 2011 (continued)

	Principal Amount	Value

Yankee Bonds (continued)
Oil & Gas 0.6%
OGX Petroleo e Gas Participacoes S.A. 8.50%, due 6/1/18 (f)	$12,310,000	$12,063,800

Oil & Gas Services 0.4%
Expro Finance Luxembourg SCA 8.50%, due 12/15/16 (f)	9,045,000	7,959,600

Pharmaceuticals 0.6%
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (f)	6,235,000	5,564,737
Warner Chilcott Co., LLC/Warner Chilcott Co., LLC 7.75%, due 9/15/18	5,380,000	5,494,325

		11,059,062

Telecommunications 2.2%
Intelsat Jackson Holdings S.A.
7.25%, due 4/1/19 (f)	6,020,000	6,110,300
7.50%, due 4/1/21 (f)	3,665,000	3,706,231
Intelsat Luxembourg S.A. 11.25%, due 2/4/17	6,885,000	6,661,237
Sable International Finance, Ltd. 7.75%, due 2/15/17 (f)	6,430,000	6,430,000
Satmex Escrow S.A. de C.V. 9.50%, due 5/15/17	6,330,000	6,456,600
Virgin Media Finance PLC
8.375%, due 10/15/19	4,455,000	4,889,363
9.50%, due 8/15/16	4,930,000	5,533,925
Virgin Media Secured Finance PLC 6.50%, due 1/15/18	3,050,000	3,240,625

		43,028,281

Total Yankee Bonds (Cost $195,015,515)		198,693,384

Total Long-Term Bonds (Cost $1,785,502,950)		1,822,081,355

	Shares

Common Stocks 0.1%
Media 0.0%‡
Adelphia Contingent Value Vehicle (b)(e)(g)	2,207,279	22,073

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (b)(e)(g)	230,859	1,371,302

Total Common Stocks (Cost $2,645,851)		1,393,375

	Shares	Value

Preferred Stocks 0.4%
Real Estate Investment Trusts 0.3%
Sovereign Real Estate Investment Corp. 12.00% (b)(f)	4,700	$5,240,674

Savings & Loans 0.1%
GMAC Capital Trust I 8.125%	124,200	2,402,028

Total Preferred Stocks (Cost $9,426,282)		7,642,702

	Number of Warrants

Warrants 0.0%‡
Food 0.0%‡
ASG Corp. Expires 5/15/18 (b)(g)	3,370	254,435

Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/12/39 (b)(e)(g)	365	4
Unsecured Debt Expires 12/31/49 (b)(e)(g)	360	3

		7

Total Warrants (Cost $1,099)		254,442

	Principal Amount

Short-Term Investment 4.8%
Repurchase Agreement 4.8%
State Street Bank and Trust Co. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $95,094,765 (Collateralized by a United States Treasury Note with a rate of 3.125% and a maturity date of 4/30/17, with a Principal Amount of $86,830,000 and a Market Value of $96,998,140)	$95,094,659	95,094,659

Total Short-Term Investment (Cost $95,094,659)		95,094,659

Total Investments (Cost $1,892,670,841) (k)	98.3%	1,926,466,533
Other Assets, Less Liabilities	1.7	33,476,980
Net Assets	100.0%	$1,959,943,513

M-190	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect at December 31, 2011.

(b)	Illiquid security. The total market value of these securities at December 31, 2011 is $22,790,258, which represents 1.2% of the Portfolio’s net assets.

(c)	Issue in default.

(d)	Restricted security. (See Note 6)

(e)	Fair valued security. The total market value of these securities at December 31, 2011 is $14,406,255, which represents 0.7% of the Portfolio’s net assets.

(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(g)	Non-income producing security.

(h)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.
(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect at December 31, 2011. Floating Rate Loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(j)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.

(k)	At December 31, 2011, cost is $1,892,595,821 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$80,056,551
Gross unrealized depreciation	(46,185,839)

Net unrealized appreciation	$33,870,712

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$15,549,632	$1,090		$15,550,722
Corporate Bonds (c)	—	1,564,344,364	7,029,398		1,571,373,762
Loan Assignments & Participations (d)	—	26,210,911	10,252,576	(e)	36,463,487
Yankee Bonds	—	198,693,384	—		198,693,384

Total Long-Term Bonds	—	1,804,798,291	17,283,064		1,822,081,355

Common Stocks (f)	—	—	1,393,375		1,393,375
Preferred Stocks	7,642,702	—	—		7,642,702
Warrants (g)	254,435	—	7		254,442
Short-Term Investment
Repurchase Agreement	—	95,094,659	—		95,094,659

Total Investments in Securities	$7,897,137	$1,899,892,950	$18,676,446		$1,926,466,533

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,090 are held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $4,022, $312,544, $350,397, $6,331,500 and $30,935 are held in Auto Parts & Equipment, Commercial Services, Entertainment, Food and Insurance, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $12,385 and $5,970,000 are held in Machinery and Metal Fabricate & Hardware, respectively, within the Loan Assignments & Participations section of the Portfolio of Investments.

(e)	Includes $4,270,191 of Level 3 securities which represent Loan Assignments & Participations whose value was obtained from an independent pricing service which utilized a single broker quote to determine such value with significant unobservable inputs. (See Note 2)

(f)	The Level 3 securities valued at $22,073 and $1,371,302 are held in Media and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(g)	The Level 3 securities valued at $7 are held in Media within the Warrants section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-191

Portfolio of Investments December 31, 2011 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2011 (a)
Long-Term Bonds
Convertible Bonds
Internet	$1,090	$—	$—	$—	$—	$—	$—	$—	$1,090	$—
Corporate Bonds
Airlines	24,219	—	—	2,503,778	—	(2,527,997)	—	—	—	—
Auto Parts & Equipment	4,022	—	—	—	—	—	—	—	4,022	—
Commercial Services	625,024	—	—	(312,480)	—	—	—	—	312,544	(312,480)
Entertainment	419,830	15,116	15,986	(1,345)	—	(99,190)	—	—	350,397	(15,116)
Food	6,315,750	—	—	15,750	—	—	—	—	6,331,500	15,750
Forest Products & Paper	172,151	—	117,778	(172,151)	—	(117,778)	—	—	—	—
Insurance	127,900	—	—	(96,965)	—	—	—	—	30,935	(96,965)
Media	20,391	—	(1,781,968)	1,775,586	—	(14,009)	—	—	—	—
Loan Assignments & Participations
Finance	—	5,747	4,403	5,291	4,483,500	(228,750)			4,270,191	5,291
Machinery	4,991	(603,421)	—	610,815	—	—	—	—	12,385	610,815
Metal Fabricate &
Hardware	6,000,000	—	—	—	—	(30,000)	—	—	5,970,000	—
Yankee Bonds
Leisure Time	4,586,988	—	1,115,307	(1,236,988)	—	(4,465,307)	—	—	—	—
Common Stocks
Media	22,073	—	—	—	—	—	—	—	22,073	—
Metal, Fabricate &
Hardware	1,348,217	—	—	23,085	—	—	—	—	1,371,302	23,085
Warrants				—
Media	7	—	—			—	—	—	7	—

Total	$19,672,653	$(582,558)	$(528,494)	$3,114,376	$4,483,500	$(7,483,031)	$—	$—	$18,676,446	$230,380

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-192	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $1,892,670,841)	$1,926,466,533
Cash	308,898
Cash denominated in foreign currencies (identified cost $519)	482
Receivables:
Dividends and interest	33,631,580
Fund shares sold	1,292,648
Other assets	31,859

Total assets	1,961,732,000

Liabilities
Payables:
Manager (See Note 3)	920,924
Fund shares redeemed	343,851
NYLIFE Distributors (See Note 3)	271,313
Shareholder communication	137,182
Professional fees	106,896
Trustees	3,640
Custodian	2,302
Accrued expenses	2,379

Total liabilities	1,788,487

Net assets	$1,959,943,513

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$207,003
Additional paid-in capital	1,927,466,449

1,927,673,452
Undistributed net investment income	132,769,218
Accumulated net realized gain (loss) on investments, unfunded commitments and foreign currency transactions	(134,294,812)
Net unrealized appreciation (depreciation) on investments	33,795,692
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(37)

Net assets	$1,959,943,513

Initial Class
Net assets applicable to outstanding shares	$661,779,545

Shares of beneficial interest outstanding	69,533,969

Net asset value per share outstanding	$9.52

Service Class
Net assets applicable to outstanding shares	$1,298,163,968

Shares of beneficial interest outstanding	137,468,878

Net asset value per share outstanding	$9.44

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-193

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Interest	$146,623,542
Dividends	737,794

Total income	147,361,336

Expenses
Manager (See Note 3)	10,677,125
Distribution and service—Service Class (See Note 3)	3,046,072
Shareholder communication	355,061
Professional fees	210,007
Trustees	52,461
Custodian	29,584
Miscellaneous	73,143

Total expenses	14,443,453

Net investment income (loss)	132,917,883

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	32,140,588
Foreign currency transactions	328,764

Net realized gain (loss) on investments and foreign currency transactions	32,469,352

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	(53,202,328)
Translation of other assets and liabilities in foreign currencies	(74,528)

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	(53,276,856)

Net realized and unrealized gain (loss) on investments, unfunded commitments and foreign currency transactions	(20,807,504)

Net increase (decrease) in net assets resulting from operations	$112,110,379

M-194	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$132,917,883	$122,620,413
Net realized gain (loss) on investments and foreign currency transactions	32,469,352	4,614,329
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	(53,276,856)	72,005,132

Net increase (decrease) in net assets resulting from operations	112,110,379	199,239,874

Dividends to shareholders:
From net investment income:
Initial Class	(41,276,486)	(41,531,735)
Service Class	(76,391,318)	(59,612,582)

Total dividends to shareholders	(117,667,804)	(101,144,317)

Capital share transactions:
Net proceeds from sale of shares	342,624,108	323,356,249
Net asset value of shares issued to shareholders in reinvestment of dividends	117,667,804	101,144,317
Cost of shares redeemed	(347,950,872)	(229,600,507)

Increase (decrease) in net assets derived from capital share transactions	112,341,040	194,900,059

Net increase (decrease) in net assets	106,783,615	292,995,616

Net Assets
Beginning of year	1,853,159,898	1,560,164,282

End of year	$1,959,943,513	$1,853,159,898

Undistributed net investment income at end of year	$132,769,218	$117,517,343

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-195

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$9.59	$9.03	$6.79	$10.08	$10.55

Net investment income (loss) (a)	0.70	0.70	0.67	0.76	0.80
Net realized and unrealized gain (loss) on investments	(0.14)	0.43	2.22	(3.16)	(0.55)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	0.56	1.13	2.89	(2.40)	0.25

Less dividends:
From net investment income	(0.63)	(0.57)	(0.65)	(0.89)	(0.72)

Net asset value at end of year	$9.52	$9.59	$9.03	$6.79	$10.08

Total investment return	6.26%	12.67%	42.82%	(24.11%)	2.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.14%	7.40%	8.23%	8.20%	7.53%
Net expenses	0.60%	0.61%	0.62%	0.59%	0.55%
Portfolio turnover rate	39%	45%	43%	24%	45%
Net assets at end of year (in 000’s)	$661,780	$729,071	$700,295	$506,827	$866,747

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.

M-196	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$9.53	$8.98	$6.76	$10.03	$10.51

Net investment income (loss) (a)	0.67	0.67	0.65	0.73	0.77
Net realized and unrealized gain (loss) on investments	(0.15)	0.44	2.21	(3.14)	(0.55)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	0.52	1.11	2.86	(2.41)	0.22

Less dividends:
From net investment income	(0.61)	(0.56)	(0.64)	(0.86)	(0.70)

Net asset value at end of year	$9.44	$9.53	$8.98	$6.76	$10.03

Total investment return	5.99%	12.39%	42.47%	(24.30%)	2.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.89%	7.16%	7.90%	7.99%	7.28%
Net expenses	0.85%	0.86%	0.87%	0.84%	0.80%
Portfolio turnover rate	39%	45%	43%	24%	45%
Net assets at end of year (in 000’s)	$1,298,164	$1,124,089	$859,870	$430,738	$603,312

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-197

MainStay VP ICAP Select Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2011

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	–1.44%	0.09%	3.34%	0.81%
Service Class Shares[3]	–1.69	–0.16	3.09	1.06

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	2.11%	–0.25%	2.92%
S&P 500® Value Index[4]	–0.48	–2.96	2.87
Average Lipper Variable Products Large-Cap Core Portfolio[5]	–1.01	–1.17	2.41

1.	Performance figures shown for the ten-year period ended December 31, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 3.33% for Initial Class shares and 3.08% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-198	MainStay VP ICAP Select Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP ICAP Select Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$939.80	$3.91	$1,021.20	$4.08

Service Class Shares	$1,000.00	$938.60	$5.13	$1,019.90	$5.35

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.80% for Initial Class and 1.05% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com	M-199

Industry Composition as of December 31, 2011 (Unaudited)

Pharmaceuticals	15.6%
Oil, Gas & Consumable Fuels	9.9
Media	8.5
Commercial Banks	6.3
Software	6.3
Semiconductors & Semiconductor Equipment	5.7
Household Products	5.2
Diversified Financial Services	4.7
Wireless Telecommunication Services	4.5
Communications Equipment	4.4
Aerospace & Defense	4.3
Beverages	4.3

Auto Components	3.7%
Insurance	3.1
Capital Markets	2.2
Industrial Conglomerates	2.1
Consumer Finance	2.0
Food Products	2.0
Chemicals	1.9
Health Care Equipment & Supplies	1.9
Short-Term Investment	1.4
Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page M-203 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2011 (excluding short-term investment)

1.	Pfizer, Inc.

2.	Microsoft Corp.

3.	Procter & Gamble Co. (The)

4.	Time Warner, Inc.

5.	ExxonMobil Corp.
6.	JPMorgan Chase & Co.

7.	Vodafone Group PLC, Sponsored ADR

8.	Cisco Systems, Inc.

9.	Honeywell International, Inc.

10.	Wells Fargo & Co.

M-200	MainStay VP ICAP Select Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP), the Portfolio’s Subadvisor.

How did MainStay VP ICAP Select Equity Portfolio perform relative to its peers and its benchmark for the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP ICAP Select Equity Portfolio returned –1.44% for Initial Class shares and –1.69% for Service Class shares. Both share classes underperformed the –1.01% return of the average Lipper1 Variable Products Large-Cap Core Portfolio and the 2.11% return of the S&P 500® Index1 for the 12 months ended December 31, 2011. The S&P 500® Index is the Portfolio’s broad-based securities-market index.

Were there any changes to the Portfolio’s investment objective during the reporting period?

No, there were not. On December 14, 2011, however, the Portfolio’s Board of Trustees approved a change in the Portfolio’s investment objective that will become effective May 1, 2012. As of that date, the Portfolio will seek total return. The revision to the Portfolio’s investment objective will not affect the Portfolio’s principal investment strategies or principal risks.

What factors affected the Portfolio’s relative perfor- mance during the reporting period?

A number of key drivers affected the Portfolio’s performance relative to the S&P 500® Index. Favorable stock selection in the energy and industrials sectors added to relative performance. However, unfavorable stock selection in the consumer staples and consumer discretionary sectors detracted from relative performance. The Portfolio benefited from an overweight position in the health care sector, but an overweight position in financials detracted from the Portfolio’s performance relative to the S&P 500® Index.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the S&P 500® Index were energy, health care and industrials. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver for energy and industrials, while an overweight position in the health care sector added to relative performance.

The sectors that detracted the most from the Portfolio’s relative performance were financials, consumer staples and consumer discretionary. Stock selection was the primary driver for the consumer staples and consumer discretionary sectors. For the financials sector, unfavorable stock selection and an overweight position relative to the benchmark hurt relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were diversified pharmaceuti- cal companies Pfizer and Sanofi, and integrated oil company Marathon Oil. Pfizer had strong performance throughout the year. Results improved as the company became more aggressive in cutting costs. Sanofi showed strong results on substantial progress in the company’s efforts to restructure its business and make earnings more sustainable. Marathon Oil benefited when plans to spin off its refining business met with investor approval. Pfizer and Sanofi remained in the Portfolio at the end of the reporting period, but we sold Marathon Oil in favor of positions that, in our opinion, offered more attractive upside potential.

Major detractors from the Portfolio’s absolute performance included global investment bank Goldman Sachs Group, diversified financial services firm JPMorgan Chase and insurance company MetLife. Goldman Sachs lagged as a difficult trading and investment banking environment—along with ongoing regulatory challenges—cut into the firm’s results and outlook. We sold the Portfolio’s position in Goldman Sachs during the reporting period because the firm faced the potential risk of financial distress. JPMorgan Chase and MetLife underperformed because of the increased prospect of an extended, low-interest-rate environment. The stocks of JPMorgan Chase and MetLife remained in the Portfolio at the end of the reporting period, as we believed that the companies were well positioned in their respective industries, had attractive valuations and had catalysts for potential price appreciation.

Did the Portfolio make any significant purchases or sales during the reporting period?

During a period characterized by ongoing volatility and an uncertain environment, we continued to look for stocks with attractive valuations and specific catalysts that could trigger appreciation over a 12- to 18-month time frame.

During the reporting period, we added media company Time Warner to the Portfolio. The investment reflected our belief that the company’s advertising growth and ability to increase cable networks affiliate fees could provide consistent revenue and earnings upside. In our view, increasing market penetration—

1.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-201

and strong programming and ratings—should give Time Warner leverage on affiliate fees. We also established a position in global bank JPMorgan Chase. We believed that the company’s strong management team could take advantage of a pickup in global investment banking activity and a turnaround in commercial activity in the United States. We also added diversified health care company Johnson & Johnson. We believed that the company could boost sales with a strong drug pipeline and a recovery in its consumer business, which appeared to be improving at the end of the reporting period, following a challenging span of product recalls.

In addition to the stocks already mentioned, we sold the Portfolio’s positions in insurance broker Aon and wireless communications technology company Qualcomm. Both positions were sold when we found other stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis. We also sold the Portfolio’s position in home-improve- ment retailer Lowe’s when the stock neared our target price.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its sector exposure relative to the S&P 500® Index in information technology and industrials. Even so, the Portfolio remained underweight relative to the benchmark in both sectors.

Over the same period, the Portfolio decreased its sector weightings relative to the S&P 500® Index in energy and materials. In each of these sectors, the Portfolio moved from an overweight position relative to the benchmark to an underweight position.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the Portfolio was most significantly overweight relative to the S&P 500® Index in the health care and financials sectors and most significantly underweight relative to the Index in industrials and utilities. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-202	MainStay VP ICAP Select Equity Portfolio

Portfolio of Investments December 31, 2011

	Shares	Value

Common Stocks 98.6% †
Aerospace & Defense 4.3%
♦Honeywell International, Inc.	831,350	$45,183,873

Auto Components 3.7%
Johnson Controls, Inc.	1,250,700	39,096,882

Beverages 4.3%
Coca-Cola Co. (The)	339,050	23,723,328
PepsiCo., Inc.	327,450	21,726,308

		45,449,636

Capital Markets 2.2%
BlackRock, Inc.	133,150	23,732,656

Chemicals 1.9%
Monsanto Co.	289,550	20,288,769

Commercial Banks 6.3%
BB&T Corp.	981,250	24,698,062
♦ Wells Fargo & Co.	1,543,200	42,530,592

		67,228,654

Communications Equipment 4.4%
♦Cisco Systems, Inc.	2,585,600	46,747,648

Consumer Finance 2.0%
Capital One Financial Corp.	486,600	20,578,314

Diversified Financial Services 4.7%
♦JPMorgan Chase & Co.	1,506,750	50,099,437

Food Products 2.0%
Archer-Daniels-Midland Co.	734,900	21,018,140

Health Care Equipment & Supplies 1.9%
Covidien PLC	442,400	19,912,424

Household Products 5.2%
♦Procter & Gamble Co. (The)	826,300	55,122,473

Industrial Conglomerates 2.1%
General Electric Co.	1,256,400	22,502,124

Insurance 3.1%
MetLife, Inc.	1,067,550	33,286,209

	Shares	Value

Media 8.5%
♦Time Warner, Inc.	1,481,350	$53,535,989
Viacom, Inc. Class B	803,050	36,466,500

		90,002,489

Oil, Gas & Consumable Fuels 9.9%
♦ExxonMobil Corp.	607,150	51,462,034
Marathon Petroleum Corp.	236,400	7,869,756
Occidental Petroleum Corp.	370,084	34,676,871
Southwestern Energy Co. (a)	333,400	10,648,796

		104,657,457

Pharmaceuticals 15.6%
Johnson & Johnson	414,800	27,202,584
Merck & Co., Inc.	931,540	35,119,058
♦Pfizer, Inc.	3,295,450	71,313,538
Sanofi, Sponsored ADR (b)	868,000	31,716,720

		165,351,900

Semiconductors & Semiconductor Equipment 5.7%
Applied Materials, Inc.	1,998,800	21,407,148
Texas Instruments, Inc.	1,354,533	39,430,456

		60,837,604

Software 6.3%
♦Microsoft Corp.	2,561,150	66,487,454

Wireless Telecommunication Services 4.5%
♦Vodafone Group PLC, Sponsored ADR (b)	1,706,750	47,840,203

Total Common Stocks (Cost $995,242,589)		1,045,424,346

	Principal Amount

Short-Term Investment 1.4%

Repurchase Agreement 1.4%
State Street Bank and Trust Co. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $14,992,596 (Collateralized by a Federal National Mortgage Association security with a rate of 0.65% and a maturity date of 8/28/14, with a Principal Amount of $15,295,000 and a Market Value of $15,295,000)	$14,992,579	14,992,579

Total Short-Term Investment (Cost $14,992,579)		14,992,579

Total Investments (Cost $1,010,235,168) (c)	100.0%	1,060,416,925
Other Assets, Less Liabilities	(0.0)‡	(24,624)
Net Assets	100.0%	$1,060,392,301

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-203

Portfolio of Investments December 31, 2011 (continued)

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	At December 31, 2011, cost is $1,013,015,674 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$86,687,252
Gross unrealized depreciation	(39,286,001)

Net unrealized appreciation	$47,401,251

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,045,424,346	$—	$—	$1,045,424,346
Short-Term Investment
Repurchase Agreement	—	14,992,579	—	14,992,579

Total Investments in Securities	$1,045,424,346	$14,992,579	$—	$1,060,416,925

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-204	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $1,010,235,168)	$1,060,416,925
Receivables:
Dividends and interest	3,415,451
Fund shares sold	22,237
Other assets	16,908

Total assets	1,063,871,521

Liabilities
Payables:
Investment securities purchased	2,024,577
Manager (See Note 3)	677,997
Fund shares redeemed	538,973
NYLIFE Distributors (See Note 3)	94,778
Shareholder communication	75,563
Professional fees	62,027
Trustees	2,008
Custodian	855
Accrued expenses	2,442

Total liabilities	3,479,220

Net assets	$1,060,392,301

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$87,568
Additional paid-in capital	1,215,536,636

1,215,624,204
Undistributed net investment income	21,988,781
Accumulated net realized gain (loss) on investments	(227,402,441)
Net unrealized appreciation (depreciation) on investments	50,181,757

Net assets	$1,060,392,301

Initial Class
Net assets applicable to outstanding shares	$608,551,319

Shares of beneficial interest outstanding	50,067,035

Net asset value per share outstanding	$12.15

Service Class
Net assets applicable to outstanding shares	$451,840,982

Shares of beneficial interest outstanding	37,500,792

Net asset value per share outstanding	$12.05

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-205

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$32,354,073
Interest	2,679

Total income	32,356,752

Expenses
Manager (See Note 3)	8,747,068
Distribution and service—Service Class (See Note 3)	1,186,365
Shareholder communication	220,232
Professional fees	121,654
Trustees	31,836
Custodian	10,362
Miscellaneous	50,401

Total expenses	10,367,918

Net investment income (loss)	21,988,834

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	84,738,080
Net change in unrealized appreciation (depreciation) on investments	(127,146,051)

Net realized and unrealized gain (loss) on investments	(42,407,971)

Net increase (decrease) in net assets resulting from operations	$(20,419,137)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $488,824.

M-206	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,988,834	$15,241,758
Net realized gain (loss) on investments	84,738,080	117,931,686
Net change in unrealized appreciation (depreciation) on investments	(127,146,051)	54,510,774

Net increase (decrease) in net assets resulting from operations	(20,419,137)	187,684,218

Dividends to shareholders:
From net investment income:
Initial Class	(9,445,779)	(5,721,985)
Service Class	(5,799,194)	(3,140,351)

Total dividends to shareholders	(15,244,973)	(8,862,336)

Capital share transactions:
Net proceeds from sale of shares	84,889,261	95,405,163
Net asset value of shares issued to shareholders in reinvestment of dividends	15,244,973	8,862,336
Cost of shares redeemed	(216,597,859)	(158,248,716)

Increase (decrease) in net assets derived from capital share transactions	(116,463,625)	(53,981,217)

Net increase (decrease) in net assets	(152,127,735)	124,840,665

Net Assets
Beginning of year	1,212,520,036	1,087,679,371

End of year	$1,060,392,301	$1,212,520,036

Undistributed net investment income at end of year	$21,988,781	$15,244,920

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-207

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$12.54	$10.70	$8.41	$14.22	$13.75

Net investment income (loss)	0.25 (a)	0.18	0.11	0.05	0.11
Net realized and unrealized gain (loss) on investments	(0.46)	1.76	2.36	(5.38)	0.87

Total from investment operations	(0.21)	1.94	2.47	(5.33)	0.98

Less dividends and distributions:
From net investment income	(0.18)	(0.10)	(0.18)	(0.06)	(0.07)
From net realized gain on investments	—	—	—	(0.42)	(0.44)

Total dividends and distributions	(0.18)	(0.10)	(0.18)	(0.48)	(0.51)

Net asset value at end of year	$12.15	$12.54	$10.70	$8.41	$14.22

Total investment return	(1.44%)	18.12%	29.41%	(37.59%)	6.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.01%	1.46%	1.32%	1.98%	1.45%
Net expenses	0.80%	0.81%	0.80%	0.78%	0.80%
Expenses (before waiver/reimbursement)	0.80%	0.81%	0.82%	0.83%	0.85%
Portfolio turnover rate	67%	57%	85%	152%	117%
Net assets at end of year (in 000’s)	$608,551	$731,165	$686,907	$456,377	$250,237

(a)	Per share data based on average shares outstanding during the year.

M-208	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$12.43	$10.62	$8.36	$14.14	$13.71

Net investment income (loss)	0.22 (a)	0.13	0.07	0.12	0.03
Net realized and unrealized gain (loss) on investments	(0.45)	1.76	2.35	(5.43)	0.90

Total from investment operations	(0.23)	1.89	2.42	(5.31)	0.93

Less dividends and distributions:
From net investment income	(0.15)	(0.08)	(0.16)	(0.05)	(0.06)
From net realized gain on investments	—	—	—	(0.42)	(0.44)

Total dividends and distributions	(0.15)	(0.08)	(0.16)	(0.47)	(0.50)

Net asset value at end of year	$12.05	$12.43	$10.62	$8.36	$14.14

Total investment return	(1.69%)	17.82%	29.09%	(37.75%)	6.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%	1.21%	1.04%	1.71%	1.18%
Net expenses	1.05%	1.06%	1.05%	1.03%	1.05%
Expenses (before waiver/reimbursement)	1.05%	1.06%	1.07%	1.08%	1.10%
Portfolio turnover rate	67%	57%	85%	152%	117%
Net assets at end of year (in 000’s)	$451,841	$481,355	$400,773	$198,592	$158,831

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-209

MainStay VP Income Builder Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2011

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	4.12%	3.01%	3.69%	0.65%
Service Class Shares[3]	3.86	2.75	3.43	0.90

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[4]	–5.54%	–2.37%	3.62%
Russell 1000® Index[4]	1.50	–0.02	3.34
Income Builder Composite Index[4]	1.34	2.51	5.10
Barclays Capital U.S. Aggregate Bond Index[4]	7.84	6.50	5.78
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[5]	–1.47	0.90	3.76

1.	Performance figures shown for the ten-year period ended December 31, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 3.67% for Initial Class shares and 3.41% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-210	MainStay VP Income Builder Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$985.20	$3.25	$1,021.90	$3.31

Service Class Shares	$1,000.00	$983.90	$4.50	$1,020.70	$4.58

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.65% for Initial Class and 0.90% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com	M-211

Portfolio Composition as of December 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-216 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2011 (excluding short-term investment)

1.	United States Treasury Bonds, 3.75%–4.375%, due 11/15/39–8/15/41

2.	MGM Resorts International, 4.25%–7.50%, due 4/15/15–6/1/16

3.	BCE, Inc.

4.	Imperial Tobacco Group PLC

5.	ConocoPhillips, 6.50%, due 2/1/39
6.	Vodafone Group PLC

7.	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, due 4/15/20

8.	Pearson PLC

9.	NiSource, Inc.

10.	Vivendi S.A.

M-212	MainStay VP Income Builder Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by William W. Priest, CFA, Eric Sappenfield and Michael Welhoelter, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Portfolio’s Co-Subadvisor, and Louis N. Cohen, Gary Goodenough, Dan Roberts, Michael Kimble and Taylor Wagenseil of MacKay Shields LLC (“MacKay Shields”), the Portfolio’s Co-Subadvisor.

How did MainStay VP Income Builder Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP Income Builder Portfolio returned 4.12% for Initial Class shares and 3.86% for Service Class shares. Over the same period, both share classes outperformed the –1.47% return of the average Lipper1 Variable Products Mixed-Asset Target Allocation Growth Portfolio, the –5.54% return of the MSCI World Index,1 the 1.50% return of the Russell 1000® Index,1 and the 1.34% return of the Income Builder Composite Index.1 Both share classes underperformed the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index1 for the 12 months ended December 31, 2011. The MSCI World Index is the Portfolio’s broad-based securities-market index. The Barclays Capital U.S. Aggregate Bond Index is an additional benchmark for the Portfolio.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, co-Subadvisor Epoch did not use any derivatives. Co-Subadvisor MacKay Shields, however, used a small position in currency forwards2 for hedging currency positions. Typically the Portfolio uses derivatives only as a hedging tool. During the reporting period, the Portfolio benefited slightly from these hedging techniques.

What factors affected the relative performance of the Portfolio during the reporting period?

The performance of the Portfolio’s equity portion relative to the MSCI World Index was helped by an emphasis on companies with strong free cash flow and policies of returning cash to shareholders through dividends, share buybacks and debt repayments. Companies that fit this profile typically fared well relative to their peers as the European sovereign debt crisis and slowing growth in emerging markets diminished the prospects for global economic growth.

The fixed-income portion of the Portfolio underperformed the Barclays Capital U.S. Aggregate Bond Index primarily because of our beta3 positioning. Because we took an overweight position in high-yield corporate bonds and convertibles, the fixed-income portion of the Portfolio was underweight U.S. Treasury securities. This positioning hurt performance when U.S. Treasurys rallied during the latter half of the reporting period.

Which sectors were the strongest contributors to the relative performance of the equity portion of the Port- folio, and which sectors were particularly weak?

The strongest contributions to relative performance in the equity portion of the Portfolio came from the financials, consumer staples and utilities sectors. (Contributions take weightings and total returns into account.) Within the financials sector, the equity portion of the Portfolio had a much smaller exposure than the MSCI World Index; and our investments there tended to be outside of the large banks, as we do not believe that large banks will return to their former levels of profitability anytime soon. Security selection in the consumer staples sector was helpful, with a focus on companies that had strong brands and the ability to raise prices to offset higher costs for raw materials. Security selection among utilities was also a positive factor. Our selection of stocks in the information technology sector was the largest negative factor. Stock selection in industrials detracted slightly from the Portfolio’s relative returns.

During the reporting period, which individual stocks made the strongest contributions to the absolute performance of the equity portion of the Portfolio and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were Lorillard, NiSource and Philip Morris International. Lorillard, a U.S. tobacco manufacturer, continued to generate significant cash flows driven by its leading market share position in the menthol segment and strong operating margins. Concerns over a potential ban on menthol cigarettes in the United States dissipated during the reporting period, and the stock reacted positively to the news. NiSource manages pipelines and distributes electricity and natural gas. The company reported strong quarterly results, beating expectations for revenue and earnings. NiSource also benefited from a positive regulatory review. Tobacco company Philip Morris International reported a sharp rise in earnings from price increases and double-digit volume growth in Asian markets.

The stocks that detracted the most from absolute performance were Daimler, Enel and CenturyLink. Car maker Daimler suffered from a slowdown in sales growth. Italian utility company Enel declined alongside the broader Italian market and faced new taxes as part of new austerity measures introduced by the Italian government. CenturyLink reported weaker profits before completing its acquisition of Qwest.

1.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	A currency forward is a forward contract in the foreign exchange market that locks in the price at which an entity can buy or sell a currency on a future date.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

mainstayinvestments.com	M-213

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio made a number of significant purchases over the course of the year, including Lockheed Martin, Mattel and several drug companies, including Glaxo- SmithKline. We added U.S. based defense contractor Lockheed Martin after the company satisfactorily addressed its long-term pension obligations without impairing its dividend. Toy maker Mattel continues to generate significant free cash flow and return it to shareholders through a combination of dividends and share repurchases. The company’s management looks to drive growth by continuing the momentum in core brands, working to expand and leverage the company’s international footprint, and optimizing its entertainment properties. Pharmaceutical company GlaxoSmithKline, while rebuilding the company’s portfolio through acquisitions, still generates billions in free cash flow and has a very high dividend yield.

Equity sales during the year included integrated home and beauty products company Tupperware Brands, which we sold on strength after the stock reached our price objective. We sold the Portfolio’s equity position in Smartphone maker HTC during the reporting period as handset sales slowed, new platform launches were delayed and patent infringement suits presented significant headwinds. We also sold the Portfolio’s equity position in integrated oil company Chevron, which encountered difficulties in Brazil after an oil leak from one of the company’s platforms led to potentially large financial penalties. We are awaiting a resolution and news of the impact on dividend policy before revisiting what we believe is an otherwise strong investment.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

During the period, sector weighting shifts in the equity portion of the Portfolio were minimal, with the largest being an increase in exposure to the health care sector. Even so, the Portfolio remained underweight relative to the MSCI World Index in health care. We decreased the Portfolio’s exposure to information technology stocks, increasing the degree to which the Portfolio was underweight relative to the benchmark in the sector.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the equity portion of the Portfolio had meaningfully larger weightings than the MSCI World Index in the telecommunication services, utilities and consumer staples sectors. As of the same date, the largest sector-weighting deviation from the benchmark in the equity portion of the Port- folio was a very low exposure to financials. As of December 31, 2011, the equity portion of the Portfolio also had a lower-than-benchmark weighting in the information technology and mate- rials sectors.

What was the duration4 strategy of the fixed-income portion of the Portfolio during the reporting period?

The duration of the fixed-income portion of the Portfolio was shorter than that of the Barclays Capital U.S. Aggregate Bond Index, in large part because of our overweight position in high-yield corporate bonds. These bonds tend to have shorter durations. They also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates. The Portfolio’s shorter duration detracted modestly from performance relative to the benchmark as long-maturity U.S. Treasury securities showed strong results.

What prompted the risk positioning of the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, we anticipated that accommodative monetary policy and steady credit creation would provide continued growth domestically. Seeking to take advantage of healthy corporate balance sheets, few near-term debt maturities and low default rates, we positioned the Portfolio with an above-market risk profile (or beta).

During the second quarter and into the second half of the year, market sentiment was driven by the European financial crisis. Fundamentals were dismissed by simple fear and greed characterized by “risk-on, risk-off” market moves. Correlations among assets not protected by the U.S. government moved closely together as investors aggressively piled into the perceived safety of U.S. Treasurys. Anticipation of a plan that would unite Europe with fiscal reform, recapitalize the financial system and promote much needed austerity came and went several times. The uncertainty in Europe—along with the flight to quality into U.S. Treasury securities—detracted from performance in light of the Portfolio’s risk profile.

Despite these developments, our investment thesis was somewhat vindicated toward the end of the reporting period, as U.S. economic data continued to show growth, though at a slower pace than in past recoveries. In addition, encouraging news about a potential resolution to the European sovereign debt crisis sparked a rally in high-yield corporate bonds and convertible securities, both of which typically carry higher risk.

4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-214	MainStay VP Income Builder Portfolio

We continued to maintain above-market risk in the Portfolio as we were encouraged by economic progress in the real U.S. economy. Although growth was far from robust in the fourth quarter, the threat of a double-dip recession appeared to be subsiding. Consumer spending in the second half of the year slowly trended higher, jobless claims trended lower and earnings growth among S&P 500® Index1 companies showed incredible resilience. By the end of the reporting period, we still faced a number of headwinds, including difficulties over excessive housing leverage and a ballooning budget deficit.

What specific factors, risks, or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

Though there were many macro factors to consider and extended periods of volatility, we did not make any material changes to the positioning in the fixed-income portion of the Portfolio during the reporting period. Prior to the reporting period, we believed that the Federal Reserve’s accommodative monetary policy and an improving economy were positive signs for spread1 product such as high-yield corporate bonds. Although there was a flight to quality (or movement toward securities perceived to have lower risk) during the second half of the reporting period, we viewed this as more technical in nature—and not based on fundamentals, which we believed to be favorable to credit.

During the reporting period, which market segments were the strongest contributors to performance in the fixed-income portion of the Portfolio and which market segments were particularly weak?

During the first half of the reporting period, a position in higher-beta securities such as high-yield corporate bonds and convertible securities in the fixed income portion of the Portfolio was the driving force behind our outperformance of the Barclays Capital U.S. Aggregate Bond Index. As investors became more concerned about global economic conditions, there was a sharp turnaround in investor sentiment, which drove investors to the perceived safety of U.S. Treasury securities and away from riskier assets. Because of this shift, U.S. Treasurys and agencies were the Portfolio’s best performers during the reporting period, but an underweight position relative to the Portfolio’s fixed-income benchmark detracted from overall performance. The Portfolio’s holdings in investment-grade corporate bonds were positive contributors to performance during the entire reporting period. (Contributions take weightings and total returns into account.) The Portfolio’s positions in high-yield corporate bonds and convertible securities were the weakest performers during the entire reporting period. More specifically, our cyclical holdings within the high-yield sector underper-formed the benchmark.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period we initiated positions in homebuilder Meritage Homes, Canadian oil sands producer MEG Energy, coal producer Arch Coal and communications company Comm- scope. We sold positions in apparel company Phillips Van Huesen and eye care company Bausch & Lomb.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period the fixed-income portion of the Portfolio slightly increased its exposure to investment-grade corporate bonds and U.S. Treasury securities while slightly reducing positions in bank debt and non-dollar bonds.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the fixed-income portion of the Portfolio was most substantially overweight relative to the Barclays Capital U.S. Aggregate Bond Index in high-yield corporate bonds. The fixed-income portion of the Portfolio was also over- weight relative to the Barclays Capital U.S. Aggregate Bond Index in convertible securities and bank debt.

As of December 31, 2011, the fixed-income portion of the Portfolio held a substantial position in investment-grade corporate bonds, in line with the Barclays Capital U.S. Aggregate Bond Index. As of the same date, the fixed-income portion of the Portfolio was underweight relative to the Barclays Capital U.S. Aggregate Bond Index in U.S. Treasury and agency securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-215

Portfolio of Investments††† December 31, 2011

	Principal Amount	Value

Long-Term Bonds 41.4%† Asset-Backed Securities 2.5%
Airlines 0.6%
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 11/1/19	$1,442,911	$1,469,893

Home Equity 1.7%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.354%, due 10/25/36 (a)(b)	609,486	471,195
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36 (b)	88,828	88,974
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL2, Class A3A 0.364%, due 5/25/37 (a)(b)	869,383	700,322
GSAA Home Equity Trust Series 2006-14, Class A1 0.344%, due 9/25/36 (a)	3,010,514	1,067,450
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.394%, due 4/25/37 (a)(b)	514,489	333,417
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.394%, due 3/25/47 (a)(b)	649,711	425,704
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.344%, due 11/25/36 (a)(b)	381,489	123,855
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.404%, due 3/25/37 (a)(b)	2,096,221	1,073,940
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.404%, due 1/25/37 (a)(b)	951,453	476,897

		4,761,754

Student Loans 0.2%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.826%, due 5/25/29 (a)	698,561	634,950

Total Asset-Backed Securities (Cost $8,256,649)		6,866,597

	Principal Amount	Value

Convertible Bonds 7.1%
Aerospace & Defense 0.2%
L-3 Communications Corp. 3.00%, due 8/1/35	$534,000	$513,975

Apparel 0.1%
Iconix Brand Group, Inc. 2.50%, due 6/1/16 (c)	293,000	278,716

Auto Parts & Equipment 0.1%
ArvinMeritor, Inc. 4.00%, due 2/15/27	560,000	364,000

Biotechnology 0.3%
Gilead Sciences, Inc. 1.00%, due 5/1/14	256,000	281,600
Life Technologies Corp. 1.50%, due 2/15/24	475,000	477,375

		758,975

Coal 0.3%
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	280,000	261,800
Peabody Energy Corp. 4.75%, due 12/15/66	460,000	471,500

		733,300

Computers 0.6%
EMC Corp. 1.75%, due 12/1/13	571,000	822,240
Mentor Graphics Corp. 4.00%, due 4/1/31 (c)	301,000	305,891
NetApp, Inc. 1.75%, due 6/1/13	89,000	112,808
SanDisk Corp. 1.50%, due 8/15/17	242,000	286,165

		1,527,104

Distribution & Wholesale 0.2%
WESCO International, Inc. 6.00%, due 9/15/29	333,000	675,574

Electronics 0.2%
TTM Technologies, Inc. 3.25%, due 5/15/15	547,000	572,983

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2011, excluding short-term investment. May be subject to change daily.

M-216	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Health Care—Products 0.3%
Teleflex, Inc. 3.875%, due 8/1/17	$697,000	$841,628

Internet 0.1%
VeriSign, Inc. 3.25%, due 8/15/37	246,000	295,200

Iron & Steel 0.7%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	877,000	1,231,089
ArcelorMittal 5.00%, due 5/15/14	393,000	415,106
Steel Dynamics, Inc. 5.125%, due 6/15/14	29,000	31,719
United States Steel Corp. 4.00%, due 5/15/14	172,000	191,135

		1,869,049

Lodging 0.1%
♦MGM Resorts International 4.25%, due 4/15/15	288,000	273,960

Mining 0.4%
Newmont Mining Corp. 1.25%, due 7/15/14	854,000	1,191,330

Miscellaneous—Manufacturing 0.5%
Danaher Corp. (zero coupon), due 1/22/21	683,000	935,710
Ingersoll-Rand Co. 4.50%, due 4/15/12	245,000	420,787

		1,356,497

Oil & Gas 0.4%
Chesapeake Energy Corp. 2.75%, due 11/15/35	515,000	505,987
St. Mary Land & Exploration Co. 3.50%, due 4/1/27	509,000	697,330

		1,203,317

Pharmaceuticals 0.8%
ALZA Corp. (zero coupon), due 7/28/20	1,113,000	1,036,481
BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	170,000	303,237
Salix Pharmaceuticals, Ltd. 2.75%, due 5/15/15	268,000	348,065
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	401,000	416,539

		2,104,322

	Principal Amount	Value

Real Estate Investment Trusts 0.1%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (c)	$217,000	$224,866

Retail 0.3%
Costco Wholesale Corp. (zero coupon), due 8/19/17	373,000	707,768

Semiconductors 0.5%
Intel Corp. 3.25%, due 8/1/39 (c)	456,000	573,420
Microchip Technology, Inc. 2.125%, due 12/15/37	268,000	363,140
ON Semiconductor Corp. 2.625%, due 12/15/26	529,000	586,529

		1,523,089

Software 0.4%
Symantec Corp. 1.00%, due 6/15/13	456,000	510,150
SYNNEX Corp. 4.00%, due 5/15/18	452,000	531,665

		1,041,815

Telecommunications 0.5%
Alcatel-Lucent USA, Inc. 2.875%, due 6/15/25	370,000	326,525
Ciena Corp. 4.00%, due 3/15/15 (c)	240,000	237,000
SBA Communications Corp. 1.875%, due 5/1/13	771,000	874,121

		1,437,646

Total Convertible Bonds (Cost $18,969,514)		19,495,114

Corporate Bonds 21.4%
Aerospace & Defense 0.5%
BAE Systems Holdings, Inc. 5.20%, due 8/15/15 (c)	1,325,000	1,424,653

Agriculture 0.1%
Lorillard Tobacco Co. 8.125%, due 6/23/19	165,000	196,548

Airlines 1.5%
Continental Airlines, Inc. Series A 7.25%, due 11/10/19	417,086	444,197
7.875%, due 1/2/20	1,129,309	1,101,076
Delta Air Lines, Inc. 12.25%, due 3/15/15 (c)	1,860,000	1,943,700

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-217

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Airlines (continued)
U.S. Airways Group, Inc. Series A 6.25%, due 4/22/23	$725,792	$667,729

		4,156,702

Auto Manufacturers 0.2%
Ford Motor Co. 6.625%, due 10/1/28	500,000	526,480

Banks 1.8%
AgriBank FCB 9.125%, due 7/15/19	200,000	260,418
Bank of America Corp.
6.50%, due 8/1/16	50,000	50,354
7.625%, due 6/1/19	680,000	703,268
8.00%, due 12/29/49 (a)	1,000,000	895,440
CIT Group, Inc.
7.00%, due 5/2/16 (c)	319,000	318,601
7.00%, due 5/2/17 (c)	258,000	257,677
Citigroup, Inc. 8.50%, due 5/22/19	102,500	120,651
JPMorgan Chase & Co. 7.90%, due 4/29/49 (a)	1,300,000	1,384,097
Wells Fargo & Co. 7.98%, due 3/29/49 (a)	800,000	857,000

		4,847,506

Biotechnology 0.5%
Amgen, Inc. 5.85%, due 6/1/17	1,250,000	1,437,500

Building Materials 1.1%
Boise Cascade LLC 7.125%, due 10/15/14	860,000	854,625
USG Corp.
6.30%, due 11/15/16	2,265,000	1,766,700
9.75%, due 1/15/18	545,000	460,525

		3,081,850

Chemicals 0.3%
Dow Chemical Co. (The)
4.125%, due 11/15/21	710,000	728,261
8.55%, due 5/15/19	140,000	183,166

		911,427

Coal 0.2%
Alpha Natural Resources, Inc.
6.00%, due 6/1/19	525,000	509,250
6.25%, due 6/1/21	85,000	82,450

		591,700

	Principal Amount	Value

Commercial Services 0.9%
Avis Budget Car Rental LLC
7.625%, due 5/15/14	$208,000	$210,080
9.625%, due 3/15/18	1,010,000	1,045,350
Hertz Corp. (The) 7.375%, due 1/15/21	300,000	304,875
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75%, due 1/15/49 (c)(d)(e)(f)	70,000	1,120
United Rentals North America, Inc. 9.25%, due 12/15/19	745,000	780,387

		2,341,812

Diversified Financial Services 0.4%
Alterra Finance LLC 6.25%, due 9/30/20	75,000	78,997
GE Capital Trust II 5.50%, due 9/15/67	€410,000	416,158
General Electric Capital Corp. 6.50%, due 9/15/67	£490,000	658,239

		1,153,394

Electric 0.5%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, due 12/1/20	$709,000	747,995
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	681,520	681,861

		1,429,856

Entertainment 0.2%
Mohegan Tribal Gaming Authority 6.125%, due 2/15/13	945,000	633,150

Environmental Controls 0.2%
EnergySolutions, Inc./EnergySolutions LLC 10.75%, due 8/15/18	600,000	561,750

Finance—Consumer Loans 0.9%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	1,100,000	913,000
SLM Corp. 6.25%, due 1/25/16	750,000	729,359
Springleaf Finance Corp. 6.90%, due 12/15/17	1,350,000	972,000

		2,614,359

Finance—Credit Card 0.3%
American Express Co. 6.80%, due 9/1/66 (a)	700,000	696,500

M-218	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Other Services 0.3%
Cantor Fitzgerald, L.P. 7.875%, due 10/15/19 (c)	$800,000	$771,488

Food 0.2%
Smithfield Foods, Inc. 7.75%, due 7/1/17	500,000	547,500

Forest Products & Paper 0.2%
Boise Paper Holdings LLC/Boise Co-Issuer Co. 8.00%, due 4/1/20	600,000	634,500

Health Care—Products 0.1%
Bausch & Lomb, Inc. 9.875%, due 11/1/15	250,000	262,500

Health Care—Services 0.1%
CIGNA Corp. 4.375%, due 12/15/20	135,000	137,927

Home Builders 1.1%
K Hovnanian Enterprises, Inc. 10.625%, due 10/15/16	2,670,000	2,129,325
MDC Holdings, Inc. 5.625%, due 2/1/20	1,100,000	1,006,369

		3,135,694

Insurance 2.9%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	1,725,000	1,556,813
American International Group, Inc. 4.875%, due 3/15/67	€500,000	388,275
Series A2 5.75%, due 3/15/67	£350,000	364,179
Hartford Financial Services Group, Inc. (The) 6.10%, due 10/1/41	$1,725,000	1,614,322
Hartford Life, Inc. 7.65%, due 6/15/27	245,000	259,303
Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (c)	1,195,000	1,063,550
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	1,000,000	1,206,402
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	1,450,000	1,464,500

		7,917,344

	Principal Amount	Value

Lodging 1.2%
♦MGM Resorts International 7.50%, due 6/1/16	$3,470,000	$3,322,525

Machinery—Construction & Mining 0.3%
Terex Corp. 8.00%, due 11/15/17	700,000	686,000

Media 1.5%
Cequel Communications Holdings/LLC and Cequel Capital Corp. 8.625%, due 11/15/17 (c)	1,475,000	1,563,500
Clear Channel Communications, Inc.
5.50%, due 12/15/16	430,000	198,875
6.875%, due 6/15/18	870,000	393,675
Comcast Corp. 5.70%, due 7/1/19	800,000	928,072
DISH DBS Corp. 7.125%, due 2/1/16	600,000	646,500
NBC Universal Media LLC 5.15%, due 4/30/20	55,000	61,236
Time Warner Cable, Inc. 8.25%, due 2/14/14	200,000	225,431
Time Warner, Inc. 7.70%, due 5/1/32	115,000	150,039

		4,167,328

Mining 0.4%
Alcoa, Inc. 5.90%, due 2/1/27	440,000	435,049
Century Aluminum Co. 8.00%, due 5/15/14	606,000	604,485

		1,039,534

Miscellaneous—Manufacturing 0.5%
Amsted Industries, Inc. 8.125%, due 3/15/18 (c)	1,400,000	1,484,000

Office Equipment/Supplies 0.1%
Xerox Corp. 8.25%, due 5/15/14	270,000	304,663

Oil & Gas 1.8%
♦ConocoPhillips 6.50%, due 2/1/39	1,000,000	1,383,267
♦Linn Energy LLC/Linn Energy Finance Corp. 8.625%, due 4/15/20	2,405,000	2,609,425
Nabors Industries, Inc. 5.00%, due 9/15/20	1,000,000	1,019,501
Pemex Project Funding Master Trust 6.625%, due 6/15/35	75,000	85,031

		5,097,224

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-219

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas Services 0.2%
Basic Energy Services, Inc. 7.125%, due 4/15/16	$500,000	$501,250

Pipelines 0.4%
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	1,000,000	979,596
ONEOK, Inc. 6.00%, due 6/15/35	130,000	139,145

		1,118,741

Real Estate Investment Trusts 0.0%‡
ProLogis, L.P. 7.375%, due 10/30/19	75,000	84,734

Retail 0.0%‡
CVS Caremark Corp. 5.789%, due 1/10/26 (c)(e)	57,560	59,940

Semiconductors 0.3%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (c)	700,000	748,125

Telecommunications 0.2%
EH Holding Corp. 7.625%, due 6/15/21 (c)	575,000	603,750

Total Corporate Bonds (Cost $57,732,201)		59,229,954

Foreign Bonds 0.7%
Banks 0.5%
EGG Banking PLC 6.875%, due 12/29/21	£500,000	667,897
Societe Generale S.A. 5.75%, due 12/31/49	535,000	672,993

		1,340,890

Packaging & Containers 0.2%
Rexam PLC 6.75%, due 6/29/67	€525,000	611,268

Total Foreign Bonds (Cost $2,184,375)		1,952,158

	Principal Amount	Value

Foreign Government Bonds 0.1%
Foreign Sovereign 0.1%
Republic of Panama 9.375%, due 4/1/29	$105,000	$166,950
Republic of Venezuela 6.00%, due 12/9/20	217,000	132,641

Total Foreign Government Bonds (Cost $284,389)		299,591

Loan Assignments & Participations 2.2% (g)
Aerospace & Defense 0.9%
Hawker Beechcraft Acquisition Co. LLC LC Facility Deposits 2.579%, due 3/26/14	124,904	93,584
Term Loan
2.579%, due 3/26/14	2,019,558	1,513,154
U.S. Airways Group, Inc. Term Loan 2.796%, due 3/21/14	986,111	847,069

		2,453,807

Auto Manufacturers 0.3%
Allison Transmission, Inc. Term Loan B 2.78%, due 8/7/14	963,518	938,570

Containers, Packaging & Glass 0.3%
Reynolds Group Holdings, Inc. Tranche B Term Loan 6.50%, due 2/9/18	687,275	679,329

Machinery 0.0%‡
BHM Technologies LLC Exit Term Loan B 8.50%, due 9/30/13 (d)(e)(h)	31,090	208

Media 0.3%
Clear Channel Communications, Inc. Delayed Draw Term Loan 2 3.946%, due 1/29/16	1,137,550	816,192

Telecommunications 0.4%
Intelsat Jackson Holdings S.A. Tranche B Term Loan 5.25%, due 4/2/18	1,194,000	1,188,030

Total Loan Assignments & Participations (Cost $6,787,922)		6,076,136

M-220	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities 1.0%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.0%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class A4 5.633%, due 4/10/49 (i)	$290,000	$309,942
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.524%, due 12/25/36 (a)(c)(d)	184,932	129,895
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A4 5.405%, due 12/11/40 (a)	130,000	143,101
Series 2007-PW16, Class A4 5.715%, due 6/11/40 (i)	290,000	317,495
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.072%, due 12/10/49 (i)	150,000	166,604
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	203,005	174,350
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	480,000	547,643
Morgan Stanley Capital I Series 2007-IQ15, Class A4 5.879%, due 6/11/49 (i)	200,000	219,865
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.59%, due 2/25/42 (a)(c)(d)(e)	449,122	397,473
Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (c)	160,000	178,687
WaMu Mortgage Pass Through Certificates Series 2006-AR14, Class 1A1 2.312%, due 11/25/36 (i)	360,301	255,881

Total Mortgage-Backed Securities (Cost $2,629,900)		2,840,936

U.S. Government & Federal Agencies 3.4%
Federal National Mortgage Association (Mortgage Pass-Through Security) 0.1%
6.00%, due 4/1/37	313,417	343,692

♦United States Treasury Bonds 2.4%
3.75%, due 8/15/41	4,600,000	5,410,032
4.375%, due 11/15/39	800,000	1,038,625
4.375%, due 5/15/40	155,000	201,355

		6,650,012

	Principal Amount	Value

United States Treasury Notes 0.9%
1.25%, due 3/15/14	$175,000	$178,705
2.00%, due 4/30/16	2,005,000	2,117,156

		2,295,861

Total U.S. Government & Federal Agencies (Cost $8,803,049)		9,289,565

Yankee Bonds 3.0% (j)
Banks 0.2%
HSBC Holdings PLC 5.10%, due 4/5/21	40,000	42,504
Lloyds TSB Bank PLC 4.375%, due 1/12/15 (c)	200,000	192,531
Royal Bank of Scotland PLC (The) 4.875%, due 8/25/14 (c)	160,000	156,557
UBS A.G. 3.875%, due 1/15/15	150,000	149,587

		541,179

Diversified Financial Services 0.0%‡
Irish Life & Permanent Group Holdings PLC 3.60%, due 1/14/13 (c)	100,000	87,458

Electric 0.0%‡
TransAlta Corp. 5.75%, due 12/15/13	100,000	107,040

Insurance 0.4%
Oil Insurance, Ltd. 3.561%, due 12/29/49 (a)(c)	580,000	555,999
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(c)	600,000	509,915

		1,065,914

Investment Company 0.4%
CDP Financial, Inc. 4.40%, due 11/25/19 (c)	900,000	976,533

Mining 1.0%
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	650,000	887,101
Vedanta Resources PLC 8.25%, due 6/7/21 (c)	820,000	635,500
Xstrata Finance Canada, Ltd. 5.80%, due 11/15/16 (c)	1,200,000	1,309,055

		2,831,656

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-221

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

Yankee Bonds (continued)
Miscellaneous—Manufacturing 0.6%
Bombardier, Inc. 7.75%, due 3/15/20 (c)	$1,400,000	$1,526,000

Oil & Gas 0.3%
Gazprom International S.A. 7.201%, due 2/1/20 (c)	136,333	144,002
OGX Petroleo e Gas Participacoes S.A. 8.50%, due 6/1/18 (c)	650,000	637,000
TNK-BP Finance S.A. 7.50%, due 7/18/16 (c)	100,000	105,500

		886,502

Transportation 0.1%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	300,000	220,500

Total Yankee Bonds (Cost $8,477,190)		8,242,782

Total Long-Term Bonds (Cost $114,125,189)		114,292,833

	Shares

Common Stocks 48.8%
Aerospace & Defense 1.4%
BAE Systems PLC	293,350	1,298,837
Lockheed Martin Corp.	20,900	1,690,810
Meggitt PLC	165,950	909,237
Triumph Group, Inc.	2,006	117,251

		4,016,135

Agriculture 4.3%
Altria Group, Inc.	74,400	2,205,960
British American Tobacco PLC	25,000	1,186,298
♦Imperial Tobacco Group PLC	74,200	2,805,914
Lorillard, Inc.	16,000	1,824,000
Philip Morris International, Inc.	24,700	1,938,456
Reynolds American, Inc.	46,150	1,911,533

		11,872,161

Auto Manufacturers 0.7%
Daimler A.G.	31,200	1,369,710
Ford Motor Co. (f)	52,500	564,900

		1,934,610

Banks 0.5%
CIT Group, Inc. (f)	11,500	401,005
Citigroup, Inc.	16,500	434,115
Westpac Banking Corp.	33,450	684,253

		1,519,373

	Shares	Value

Beverages 2.1%
Anheuser-Busch InBev N.V.	33,450	$2,047,960
Coca-Cola Co. (The)	11,350	794,159
Coca-Cola Enterprises, Inc.	27,600	711,528
Diageo PLC, Sponsored ADR (k)	16,500	1,442,430
PepsiCo., Inc.	10,250	680,088

		5,676,165

Building Materials 0.0%‡
U.S. Concrete, Inc. (d)(f)	35,009	101,526

Chemicals 1.6%
Air Liquide S.A.	6,096	754,181
BASF S.E.	25,200	1,757,629
Bayer A.G.	11,100	709,689
E.I. du Pont de Nemours & Co.	26,100	1,194,858

		4,416,357

Commercial Services 0.6%
Automatic Data Processing, Inc.	15,600	842,556
R.R. Donnelley & Sons Co.	52,200	753,246

		1,595,802

Computers 0.3%
Diebold, Inc.	24,800	745,736

Distribution & Wholesale 0.3%
Genuine Parts Co.	14,950	914,940

Electric 5.1%
CMS Energy Corp.	49,400	1,090,752
CPFL Energia S.A.	50,700	707,259
Duke Energy Corp.	37,100	816,200
Enel S.p.A.	157,650	641,497
Integrys Energy Group, Inc.	13,750	744,975
National Grid PLC	213,400	2,071,314
Progress Energy, Inc.	29,300	1,641,386
SCANA Corp.	19,150	862,899
Scottish & Southern Energy PLC	67,300	1,349,313
Southern Co.	32,600	1,509,054
TECO Energy, Inc.	68,150	1,304,391
Terna S.p.A.	363,550	1,225,246

		13,964,286

Electrical Components & Equipment 0.5%
Emerson Electric Co.	28,600	1,332,474

Engineering & Construction 0.5%
Vinci S.A.	31,150	1,361,065

Environmental Controls 0.4%
Waste Management, Inc.	31,350	1,025,459

M-222	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Food 1.9%
H.J. Heinz Co.	14,050	$759,262
Nestle S.A. Registered	38,250	2,198,978
Orkla ASA	92,620	691,454
Unilever PLC	22,400	752,447
WM Morrison Supermarkets PLC	175,450	888,810

		5,290,951

Food Services 0.3%
Compass Group PLC	101,100	959,321

Gas 1.3%
♦NiSource, Inc.	101,350	2,413,143
Vectren Corp.	35,100	1,061,073

		3,474,216

Health Care—Products 0.4%
Johnson & Johnson	16,450	1,078,791

Household Products & Wares 0.9%
Kimberly-Clark Corp.	22,750	1,673,490
Reckitt Benckiser Group PLC	19,250	950,669

		2,624,159

Insurance 1.6%
Arthur J. Gallagher & Co.	44,350	1,483,064
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	8,450	1,036,554
SCOR SE	47,800	1,117,285
Travelers Cos., Inc. (The)	12,650	748,500

		4,385,403

Media 3.3%
Comcast Corp. Class A	48,200	1,135,592
♦Pearson PLC	133,600	2,510,518
Regal Entertainment Group Class A	101,150	1,207,731
Shaw Communications, Inc.	47,800	950,135
Time Warner, Inc.	28,050	1,013,727
♦Vivendi S.A.	107,150	2,346,447

		9,164,150

Miscellaneous—Manufacturing 0.5%
Honeywell International, Inc.	24,300	1,320,705

Office Equipment/Supplies 0.4%
Pitney Bowes, Inc.	58,200	1,079,028

Oil & Gas 2.7%
♦ConocoPhillips	19,500	1,420,965
Diamond Offshore Drilling, Inc.	17,100	944,946
ExxonMobil Corp.	9,550	809,458

	Shares	Value

Oil & Gas (continued)
Royal Dutch Shell PLC Class A, ADR (k)	29,660	$2,167,849
Total S.A.	39,700	2,029,579

		7,372,797

Oil & Gas Services 0.1%
Core Laboratories N.V.	2,593	295,472

Pharmaceuticals 3.9%
Abbott Laboratories	15,150	851,884
AstraZeneca PLC, Sponsored ADR (k)	39,500	1,828,455
Bristol-Myers Squibb Co.	55,700	1,962,868
GlaxoSmithKline PLC	57,650	1,317,441
Merck & Co., Inc.	27,500	1,036,750
Novartis A.G.	23,500	1,343,500
Roche Holding A.G., Genusscheine	7,710	1,306,752
Sanofi S.A.	14,100	1,035,627

		10,683,277

Pipelines 2.0%
Enterprise Products Partners, L.P.	23,250	1,078,335
Kinder Morgan Energy Partners, L.P.	19,350	1,643,782
MarkWest Energy Partners, L.P.	14,750	812,135
Spectra Energy Corp.	26,750	822,563
Williams Partners, L.P.	20,750	1,244,792

		5,601,607

Retail 0.5%
JB Hi-Fi, Ltd.	29,336	338,755
McDonald’s Corp.	9,200	923,036

		1,261,791

Semiconductors 0.9%
Microchip Technology, Inc.	19,600	717,948
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (k)	138,500	1,788,035

		2,505,983

Software 0.8%
Microsoft Corp.	42,700	1,108,492
Oracle Corp.	46,350	1,188,878

		2,297,370

Telecommunications 7.4%
AT&T, Inc.	51,700	1,563,408
♦BCE, Inc.	67,500	2,813,963
CenturyLink, Inc.	56,450	2,099,940
China Mobile, Ltd., Sponsored ADR (k)	30,850	1,495,916
Deutsche Telekom A.G., Registered	76,550	878,299
France Telecom S.A.	91,250	1,433,148
Mobistar S.A.	15,420	808,073
Philippine Long Distance Telephone Co., Sponsored ADR (k)	15,600	898,872
Rogers Communications, Inc. Class B	31,500	1,213,620
Swisscom A.G.	4,800	1,818,716

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-223

Portfolio of Investments††† December 31, 2011 (continued)

	Shares	Value

Common Stocks (continued)
Telecommunications (contiuned)
Telefonica S.A.	47,550	$823,734
Verizon Communications, Inc.	47,150	1,891,658
♦Vodafone Group PLC	968,750	2,691,495

		20,430,842

Toys, Games & Hobbies 0.5%
Mattel, Inc.	46,050	1,278,348

Transportation 0.6%
FirstGroup PLC	323,950	1,700,459

Water 0.5%
United Utilities Group PLC	138,150	1,300,155

Total Common Stocks (Cost $120,774,431)		134,580,914

Convertible Preferred Stocks 1.5%
Auto Manufacturers 0.0%‡
General Motors Co. 4.75%	3,400	116,450

Auto Parts & Equipment 0.1%
Goodyear Tire & Rubber Co. (The) 5.88%	5,300	257,845

Banks 0.4%
Citigroup, Inc. 7.50%	4,100	333,125
Wells Fargo & Co. 7.50% Series L	700	745,150

		1,078,275

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 4.75%	2,500	293,125

Insurance 0.2%
Hartford Financial Services Group, Inc. 7.25%	30,100	565,278

Investment Management/Advisory Services 0.2%
Affiliated Managers Group, Inc. 5.10%	12,100	539,962

Leisure Time 0.0%‡
Callaway Golf Co. 7.50%	600	57,360

	Shares	Value

Media 0.0%‡
Nielsen Holdings N.V. 6.25%	1,800	$104,513

Oil & Gas 0.2%
Chesapeake Energy Corp. (c) 5.75%	400	403,916

Telecommunications 0.3%
Crown Castle International Corp. 6.25%	12,700	787,400

Total Convertible Preferred Stocks (Cost $4,700,947)		4,204,124

Preferred Stock 0.3%
Insurance 0.3%
MetLife, Inc. 6.50%	38,000	968,240

Total Preferred Stock (Cost $899,713)		968,240

	Number of Warrants
Warrants 0.0%‡
Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/19/12 (d)(e)(f)	4	0	(l)
Unsecured Debt Expires 12/19/12 (d)(e)(f)	4	0	(l)

Total Warrants (Cost $13)		0	(l)

M-224	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 5.5%
Repurchase Agreement 5.5%
State Street Bank and Trust Co. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $15,121,455 (Collateralized by United States Government Agency Obligation Securities with rates between 0.42%–1.00% and maturity dates between 6/21/13–12/5/14, with a Principal Amount of $15,425,000 and a Market Value of $15,426,763)	$15,121,439	$15,121,439

Total Short-Term Investment (Cost $15,121,439)		15,121,439

Total Investments (Cost $255,621,732) (o)	97.5%	269,167,550
Other Assets, Less Liabilities	2.5	6,818,609
Net Assets	100.0%	$275,986,159

	Contracts Long	Unrealized Appreciation (Depreciation) (m)
Futures Contracts (0.0%) ‡
Standard & Poor’s 500 Index Mini March 2012 (n)	660	$(130,339)
United States Treasury Note March 2012 (10 Year) (n)	45	51,567

Total Futures Contracts Long (Settlement Value $47,236,425)		(78,772)

	Contracts Short
United States Treasury Note March 2012 (5 Year) (n)	(95)	(54,415)

Total Futures Contracts Short (Settlement Value $11,709,492)		(54,415)

Total Futures Contracts (Settlement Value $35,526,933)		$(133,187)

‡	Less than one-tenth of a percent.
†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

(a)	Floating rate—Rate shown is the rate in effect at December 31, 2011.

(b)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities at December 31, 2011 is $3,694,304 which represents 1.3% of the Portfolio’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	Illiquid security. The total market value of these securities at December 31, 2011 is $630,222, which represents 0.2% of the Portfolio’s net assets.

(e)	Fair valued security. The total market value of these securities at December 31, 2011 is $458,741, which represents 0.2% of the Portfolio’s net assets.

(f)	Non-income producing security.

(g)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect at December 31, 2011. Floating Rate Loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(h)	Issue in default.

(i)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at December 31, 2011.

(j)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.

(k)	ADR—American Depositary Receipt.

(l)	Less than one dollar.

(m)	Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 2011.

(n)	At December 31, 2011, cash in the amount of $2,675,100 is on deposit with the broker for futures transactions.

(o)	At December 31, 2011, cost is $255,344,433 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$28,274,133
Gross unrealized depreciation	(14,451,016)

Net unrealized appreciation	$13,823,117

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

€—Euro

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-225

Portfolio of Investments††† December 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$6,866,597	$—		$6,866,597
Convertible Bonds	—	19,495,114	—		19,495,114
Corporate Bonds (b)	—	59,168,894	61,060		59,229,954
Foreign Bonds	—	1,952,158	—		1,952,158
Foreign Government Bonds	—	299,591	—		299,591
Loan Assignments & Participations (c)	—	6,075,928	208		6,076,136
Mortgage-Backed Securities (d)	—	2,443,463	397,473		2,840,936
U.S. Government & Federal Agencies	—	9,289,565	—		9,289,565
Yankee Bonds	—	8,242,782	—		8,242,782

Total Long-Term Bonds	—	113,834,092	458,741		114,292,833

Common Stocks	134,580,914	—	—		134,580,914
Convertible Preferred Stocks	4,204,124	—	—		4,204,124
Preferred Stock	968,240	—	—		968,240
Warrants (e)	—	—	0	(e)	0	(e)
Short-Term Investment
Repurchase Agreement	—	15,121,439	—		15,121,439

Total Investments in Securities	139,753,278	128,955,531	458,741		269,167,550

Other Financial Instruments
Foreign Currency Forward Contracts (f)	—	225,311	—		225,311
Futures Contracts Long (g)	51,567	—	—		51,567

Total Investments in Securities and Other Financial Instruments	$139,804,845	$129,180,842	$458,741		$269,444,428

M-226	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (f)	$—	$(80,915)	$—	$(80,915)
Futures Contracts Long (g)	(130,339)	—	—	(130,339)
Futures Contracts Short (g)	(54,415)	—	—	(54,415)

Total Other Financial Instruments	$(184,754)	$(80,915)	$—	$(265,669)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,120 and $59,940 are held in Commercial Services and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $208 is held in Machinery within the Loan Assignments & Participations section of the Portfolio of Investments.

(d)	The Level 3 security valued at $397,473 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(e)	The Level 3 security valued less than one dollar is held in Media within the Warrants section of the Portfolio of Investments.

(f)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the table of foreign currency forward contracts. (See Note 5)

(g)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

At December 31, 2010 and December 31, 2011 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2011		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2011 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$3,640		$—	$—	$(2,520)	$—	$—	$—	$—	$1,120		$(2,520)
Media	233		—	(20,943)	20,870	—	(160)	—	—	—		—
Retail	60,364		(199)	(61)	2,505	—	(2,669)	—	—	59,940		2,451
Loan Assignments & Participations
Machinery	84		(10,143)	—	10,267	—	—	—	—	208		10,267
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	445,615		—	—	(31,139)	—	(17,003)	—	—	397,473		(31,887)
Warrants
Media	0	(b)	—	—	—	—	—	—	—	0	(b)	—

Total	$509,936		$(10,342)	$(21,004)	$(17)	$—	$(19,832)	$—	$—	$458,741		$(21,689)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-227

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $255,621,732)	$269,167,550
Cash denominated in foreign currencies (identified cost $2,966,058)	2,969,920
Cash collateral on deposit at broker	2,675,100
Cash	9,241
Receivables:
Dividends and interest	1,908,323
Investment securities sold	524,298
Fund shares sold	167,688
Other assets	13,209
Unrealized appreciation on foreign currency forward contracts	225,311

Total assets	277,660,640

Liabilities
Payables:
Investment securities purchased	1,070,537
Variation margin on futures contracts	162,072
Manager (See Note 3)	132,121
Fund shares redeemed	127,655
Professional fees	63,066
Shareholder communication	19,595
NYLIFE Distributors (See Note 3)	13,891
Custodian	4,107
Trustees	522
Unrealized depreciation on foreign currency forward contracts	80,915

Total liabilities	1,674,481

Net assets	$275,986,159

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,485
Additional paid-in capital	270,970,612

270,990,097
Undistributed net investment income	12,486,087
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(21,040,588)
Net unrealized appreciation (depreciation) on investments and futures contracts	13,412,631
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	137,932

Net assets	$275,986,159

Initial Class
Net assets applicable to outstanding shares	$209,221,683

Shares of beneficial interest outstanding	14,755,147

Net asset value per share outstanding	$14.18

Service Class
Net assets applicable to outstanding shares	$66,764,476

Shares of beneficial interest outstanding	4,729,939

Net asset value per share outstanding	$14.12

M-228	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Interest	$7,744,714
Dividends (a)	6,610,054

Total income	14,354,768

Expenses
Manager (See Note 3)	1,620,261
Distribution and service—Service Class (See Note 3)	160,577
Professional fees	93,095
Shareholder communication	53,403
Custodian	40,233
Trustees	7,854
Miscellaneous	29,623

Total expenses	2,005,046

Net investment income (loss)	12,349,722

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	9,983,092
Futures transactions	2,410,912
Foreign currency transactions	465,441

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	12,859,445

Net change in unrealized appreciation (depreciation) on:
Investments	(12,561,896)
Futures contracts	(1,580,162)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(78,336)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(14,220,394)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(1,360,949)

Net increase (decrease) in net assets resulting from operations	$10,988,773

(a)	Dividends recorded net of foreign withholding taxes in the amount of $350,341.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-229

Statements of Changes in Net Assets for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,349,722	$12,804,748
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	12,859,445	12,747,329
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(14,220,394)	11,437,574

Net increase (decrease) in net assets resulting from operations	10,988,773	36,989,651

Dividends to shareholders:
From net investment income:
Initial Class	(8,429,136)	(6,662,864)
Service Class	(2,466,832)	(1,538,206)

Total dividends to shareholders	(10,895,968)	(8,201,070)

Capital share transactions:
Net proceeds from sale of shares	28,259,133	12,386,834
Net asset value of shares issued to shareholders in reinvestment of dividends	10,895,968	8,201,070
Cost of shares redeemed	(44,258,614)	(39,189,251)

Increase (decrease) in net assets derived from capital share transactions	(5,103,513)	(18,601,347)

Net increase (decrease) in net assets	(5,010,708)	10,187,234

Net Assets
Beginning of year	280,996,867	270,809,633

End of year	$275,986,159	$280,996,867

Undistributed net investment income at end of year	$12,486,087	$10,763,557

M-230	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010		2009		2008		2007
Net asset value at beginning of year	$14.22	$12.78		$10.71		$18.40		$18.78

Net investment income (loss)	0.64 (a)	0.64	(a)	0.37	(a)	0.47		0.47 (a)
Net realized and unrealized gain (loss) on investments	(0.13)	1.31		2.12		(5.40)		0.97
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	(0.08)		0.01		—		—

Total from investment operations	0.54	1.87		2.50		(4.93)		1.44

Less dividends and distributions:
From net investment income	(0.58)	(0.43)		(0.43)		(0.56)		(0.45)
From net realized gain on investments	—	—		—		(2.20)		(1.37)

Total dividends and distributions	(0.58)	(0.43)		(0.43)		(2.76)		(1.82)

Net asset value at end of year	$14.18	$14.22		$12.78		$10.71		$18.40

Total investment return	4.12%	14.79%		23.51%		(26.92%)		7.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.40%	4.85%		3.26%		2.55%		2.42%
Net expenses	0.65%	0.65%		0.71%		0.65%		0.58%
Portfolio turnover rate	31%	61	% (b)	161	% (b)	94	% (b)	76%
Net assets at end of year (in 000’s)	$209,222	$222,426		$224,119		$217,037		$373,886

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 60%, 141%, and 78% for the years ended December 31, 2010, 2009, and 2008, respectively.

	Service Class
	Year ended December 31,
	2011	2010		2009		2008		2007
Net asset value at beginning of year	$14.17	$12.74		$10.67		$18.33		$18.72

Net investment income (loss)	0.60 (a)	0.61	(a)	0.35	(a)	0.40		0.42 (a)
Net realized and unrealized gain (loss) on investments	(0.13)	1.30		2.10		(5.35)		0.97
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	(0.08)		0.01		—		—

Total from investment operations	0.50	1.83		2.46		(4.95)		1.39

Less dividends and distributions:
From net investment income	(0.55)	(0.40)		(0.39)		(0.51)		(0.41)
From net realized gain on investments	—	—		—		(2.20)		(1.37)

Total dividends and distributions	(0.55)	(0.40)		(0.39)		(2.71)		(1.78)

Net asset value at end of year	$14.12	$14.17		$12.74		$10.67		$18.33

Total investment return	3.86%	14.51%		23.21%		(27.10%)		7.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.15%	4.59%		3.03%		2.30%		2.17%
Net expenses	0.90%	0.90%		0.96%		0.90%		0.83%
Portfolio turnover rate	31%	61	% (b)	161	% (b)	94	% (b)	76%
Net assets at end of year (in 000’s)	$66,764	$58,571		$46,691		$38,955		$58,724

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 60%, 141%, and 78% for the years ended December 31, 2010, 2009, and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-231

MainStay VP International Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2011

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	–16.04%	–3.89%	5.42%	0.98%
Service Class Shares[3]	–16.25	–4.13	5.16	1.23

Benchmark Performance	One Year	Five Years	Ten Years
MSCI EAFE® Index[4]	–12.14%	–4.72%	4.67%
Average Lipper Variable Products International Core Portfolio[5]	–13.08	–4.21	4.39

1.	Performance figures shown for the ten-year period ended December 31, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.42% for Initial Class shares and 5.16% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products International Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. core portfolios typically have an average price-to-cash flow ratio, price to book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Broad Market Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-232	MainStay VP International Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$848.00	$4.43	$1,020.40	$4.84

Service Class Shares	$1,000.00	$846.90	$5.59	$1,019.20	$6.11

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.95% for Initial Class and 1.20% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com	M-233

Portfolio Composition as of December 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-237 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2011 (excluding short-term investment)

1.	Svenska Handelsbanken AB Class A

2.	Fresenius Medical Care A.G. & Co. KGaA

3.	Teva Pharmaceutical Industries, Ltd., Sponsored ADR

4.	SABMiller PLC

5.	FLSmidth & Co. A/S
6.	IGM Financial, Inc.

7.	Intertek Group PLC

8.	Li & Fung, Ltd.

9.	Daito Trust Construction Co., Ltd.

10.	Grifols S.A.

M-234	MainStay VP International Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Ramos, CFA, of Madison Square Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP International Equity Portfolio perform relative to its peers and its benchmark for the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP International Equity Portfolio returned –16.04% for Initial Class shares and –16.25% for Service Class shares. Both share classes underperformed the –13.08% return of the average Lipper1 Variable Products International Core Portfolio and the –12.14% return of the MSCI EAFE® Index1 for the 12 months ended December 31, 2011. The MSCI EAFE® Index is the Portfolio’s broad-based securities-market index.

Were there any changes in the Portfolio’s day-to-day management and investment approach during the reporting period?

Effective May 27, 2011, Edward Ramos became the portfolio manager of the Portfolio. Effective July 1, 2011, the Portfolio changed its Subadvisor from MacKay Shields LLC to Madison Square Investors LLC. At that time, Mr. Ramos became an employee of Madison Square Investors LLC and remained the Portfolio’s portfolio manager. For more information about these changes, please refer to the relevant prospectus supplements dated May 31, 2011, and June 30, 2011.

Effective October 31, 2011, the principal investment strategies and principal risks of the Portfolio were modified. For more information about the changes to the Portfolio’s strategies and risks, please refer to the prospectus supplement dated October 31, 2011.

On December 14, 2011, the Portfolio’s Board of Trustees approved a change in the Portfolio’s investment objective that will become effective May 1, 2012. Beginning on that date, the Portfolio will seek to provide long-term growth of capital. The revision to the Portfolio’s investment objective will not affect the Portfolio’s principal investment strategies or principal risks.

What factors affected the Portfolio’s relative perfor-mance during the reporting period?

The Portfolio’s underperformance of the MSCI EAFE® Index resulted primarily from unfavorable stock selection in the information technology, consumer staples and health care sectors. These negative effects were partially offset by favorable stock selection in the utilities, industrials and materials sectors. While stock selection detracted from the Portfolio’s relative performance, sector and country allocation had a positive impact on relative results. Relative to the MSCI EAFE® Index, sector allocation benefited from an overweight allocation to health care and underweight allocations to materials and finan-

cials. Country allocation benefited from an underweight allocation to Japan (which underperformed the MSCI EAFE® Index) and overweight allocations to Denmark and Switzerland (which outperformed the benchmark).

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest contributions to the Portfolio’s relative performance were materials, industrials and utilities. (Contributions take weightings and total returns into account.) The Portfolio benefited by maintaining underweight positions in all three sectors, each of which underperformed the MSCI EAFE® Index. The Portfolio also benefited from favorable stock selection in these sectors. The sectors that detracted the most from the Portfolio’s relative performance were information technology, consumer staples and consumer discretionary.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest contributions to the Portfolio’s absolute performance in 2011 were Swiss health care company Roche, Swedish financial services group Svenska Handelsbanken and Japanese tobacco company Japan Tobacco. Roche benefited from strong sales of its cancer and hepatitis C treatments and from important progress in the company’s drug pipeline. Svenska Handelsbanken benefited from good risk management and relatively minor exposure to the European sovereign debt crisis. Japan Tobacco benefited from continued sales growth in international markets, especially in Eastern Europe and the Middle East.

Among the stocks that detracted from the Portfolio’s absolute performance were U.K.-listed alternative asset manager Man Group PLC, Chinese pork processor China Yurun Food Group, Ltd., and Finnish communications equipment company Nokia. Man Group PLC suffered from significant hedge fund withdrawals as the market became more risk-averse. China Yurun was hurt by ongoing food-safety concerns in China and difficulties in passing along higher raw-materials prices to its end customers. Nokia’s stock price declined as the company lost market share to other smartphone manufacturers.

Did the Portfolio make any significant purchases or sales during the reporting period?

Following the portfolio manager change on May 27, 2011, the Portfolio exited positions in Japanese video game maker Nintendo, Japanese telecommunications provider NTT DoCoMo

1.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-235

and Finnish communications equipment company Nokia. The Portfolio established new positions in Germany-listed dialysis care provider Fresenius Medical Care, U.K.-listed brewer SABMiller PLC and U.K.-listed testing, inspection and certification company Intertek Group PLC.

How did the Portfolio’s sector weightings change during the reporting period?

During the year, the Portfolio increased its sector weightings in health care and industrials. Over the same period, the Portfolio reduced its sector weightings in telecommunication services and materials.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the Portfolio held overweight positions relative to the MSCI EAFE® Index in the health care, information technology and consumer discretionary sectors. As of the same date, the Portfolio held underweight positions relative to the benchmark in materials, telecommunication services and utilities.

From a geographic perspective, the Portfolio ended the report-ing period with overweight positions in Israel and Denmark and underweight positions in Australia and Japan.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-236	MainStay VP International Equity Portfolio

Portfolio of Investments December 31, 2011

	Shares	Value
Common Stocks 96.9% †
Australia 3.0%
Computershare, Ltd. (IT Services)	1,501,442	$12,300,759

Bermuda 6.9%
China Yurun Food Group, Ltd. (Food Products)	4,742,000	6,227,744
Genpact, Ltd. (IT Services) (a)	536,266	8,017,177
♦Li & Fung, Ltd. (Distributors)	7,262,100	13,427,208

		27,672,129

Canada 5.2%
♦IGM Financial, Inc. (Capital Markets)	314,300	13,645,633
Tim Hortons, Inc. (Hotels, Restaurants & Leisure)	150,300	7,282,266

		20,927,899

China 1.5%
China Shenhua Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	1,375,800	5,978,581

Czech Republic 1.5%
Komercni Banka A.S. (Commercial Banks)	35,800	6,034,135

Denmark 6.2%
Coloplast A/S Class B (Health Care Equipment & Supplies)	77,707	11,175,802
♦FLSmidth & Co. A/S (Construction & Engineering)	232,786	13,679,465

		24,855,267

France 4.0%
Essilor International S.A. (Health Care Equipment & Supplies)	87,181	6,155,097
Ipsen S.A. (Pharmaceuticals)	324,679	10,190,237

		16,345,334

Germany 10.3%
Adidas A.G. (Textiles, Apparel & Luxury Goods)	156,604	10,186,938
Deutsche Boerse A.G. (Diversified Financial Services) (a)	70,704	3,707,017
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	237,674	16,149,508
United Internet A.G. (Internet Software & Services)	649,631	11,602,835

		41,646,298

Hong Kong 2.1%
China Mobile, Ltd., Sponsored ADR (Wireless Telecommunication Services) (b)	96,058	4,657,852
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	2,218,000	3,889,625

		8,547,477

	Shares	Value
Ireland 1.1%
ICON PLC, Sponsored ADR (Life Sciences Tools & Services) (a)(b)	252,837	$4,326,041

Israel 6.5%
Check Point Software Technologies, Ltd. (Software) (a)	205,952	10,820,718
♦Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals) (b)	382,052	15,419,619

		26,240,337

Japan 4.3%
♦Daito Trust Construction Co., Ltd. (Real Estate Management & Development)	154,000	13,205,145
Japan Tobacco, Inc. (Tobacco)	897	4,218,708

		17,423,853

South Africa 1.1%
Clicks Group, Ltd. (Food & Staples Retailing)	764,450	4,377,864

Spain 4.1%
♦Grifols S.A. (Biotechnology) (a)	761,603	12,814,165
Grifols S.A. Class B (Biotechnology) (a)	76,160	827,989
Indra Sistemas S.A. (IT Services)	239,200	3,045,385

		16,687,539

Sweden 6.5%
Modern Times Group AB Class B (Media)	203,713	9,732,686
♦Svenska Handelsbanken AB Class A (Commercial Banks)	633,161	16,652,326

		26,385,012

Switzerland 3.7%
Actelion, Ltd. Registered (Biotechnology) (a)	118,493	4,068,348
Nestle S.A. Registered (Food Products)	74,929	4,307,640
Roche Holding A.G., Genusscheine (Pharmaceuticals)	37,941	6,430,541

		14,806,529

Thailand 2.0%
Kasikornbank PCL (Commercial Banks)	2,051,000	8,093,487

United Kingdom 24.1%
Aggreko PLC (Commercial Services & Supplies)	208,754	6,539,012
Experian PLC (Professional Services)	724,322	9,848,255
♦Intertek Group PLC (Professional Services)	428,036	13,527,457
Johnson Matthey PLC (Chemicals)	400,586	11,421,941
Man Group PLC (Capital Markets)	4,854,451	9,476,476
Petrofac, Ltd. (Energy Equipment & Services)	473,627	10,599,171
♦SABMiller PLC (Beverages)	400,076	14,082,173

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-237

Portfolio of Investments December 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Shire PLC (Pharmaceuticals)	269,649	$9,392,897
Standard Chartered PLC (Commercial Banks)	570,661	12,487,073

		97,374,455

United States 2.8%
ResMed, Inc. (Health Care Equipment & Supplies) (a)	437,289	11,107,141

Total Common Stocks (Cost $406,298,190)		391,130,137

	Principal Amount
Short-Term Investment 1.8%
Repurchase Agreement 1.8%
United States 1.8%
State Street Bank and Trust Co. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $7,173,102 (Collateralized by a Federal National Mortgage Association security with a rate of 1.00% and a maturity date of 12/5/14, with a Principal Amount of $7,310,000 and a Market Value of $7,319,138) (Capital Markets)	$7,173,094	7,173,094

Total Short-Term Investment (Cost $7,173,094)		7,173,094

Total Investments (Cost $413,471,284) (c)	98.7%	398,303,231
Other Assets, Less Liabilities	1.3	5,373,419
Net Assets	100.0%	$403,676,650

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	At December 31, 2011, cost is $418,295,235 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$10,896,651
Gross unrealized depreciation	(30,888,655)

Net unrealized depreciation	$(19,992,004)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$391,130,137	$—	$—	$391,130,137
Short-Term Investment
Repurchase Agreement	—	7,173,094	—	7,173,094

Total Investments in Securities	$391,130,137	$7,173,094	$—	$398,303,231

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

At December 31, 2010 and December 31, 2011 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-238	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Beverages	$14,082,173	3.5%
Biotechnology	17,710,502	4.4
Capital Markets	30,295,203	7.5
Chemicals	11,421,941	2.8
Commercial Banks	43,267,021	10.7
Commercial Services & Supplies	6,539,012	1.6
Construction & Engineering	13,679,465	3.4
Distributors	13,427,208	3.3
Diversified Financial Services	3,707,017	0.9
Energy Equipment & Services	10,599,171	2.6
Food & Staples Retailing	4,377,864	1.1
Food Products	10,535,384	2.6
Health Care Equipment & Supplies	28,438,040	7.0
Health Care Providers & Services	16,149,508	4.0
Hotels, Restaurants & Leisure	7,282,266	1.8
Internet Software & Services	11,602,835	2.9
IT Services	23,363,321	5.8
Life Sciences Tools & Services	4,326,041	1.1
Media	9,732,686	2.4
Oil, Gas & Consumable Fuels	9,868,206	2.4
Pharmaceuticals	41,433,294	10.3
Professional Services	23,375,712	5.8
Real Estate Management & Development	13,205,145	3.3
Software	10,820,718	2.7
Textiles, Apparel & Luxury Goods	10,186,938	2.5
Tobacco	4,218,708	1.1
Wireless Telecommunication Services	4,657,852	1.2

	398,303,231	98.7
Other Assets, Less Liabilities	5,373,419	1.3

Net Assets	$403,676,650	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-239

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $413,471,284)	$398,303,231
Cash denominated in foreign currencies (identified cost $4,611,168)	4,617,115
Receivables:
Dividends and interest	1,171,184
Investment securities sold	947,202
Fund shares sold	94,432
Other assets	15,098

Total assets	405,148,262

Liabilities
Payables:
Investment securities purchased	840,340
Manager (See Note 3)	306,847
Fund shares redeemed	178,249
NYLIFE Distributors (See Note 3)	54,047
Professional fees	52,390
Shareholder communication	30,000
Custodian	8,934
Trustees	805

Total liabilities	1,471,612

Net assets	$403,676,650

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,240
Additional paid-in capital	546,023,238

546,062,478
Undistributed net investment income	7,471,148
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(134,769,286)
Net unrealized appreciation (depreciation) on investments	(15,168,053)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	80,363

Net assets	$403,676,650

Initial Class
Net assets applicable to outstanding shares	$147,739,898

Shares of beneficial interest outstanding	14,288,987

Net asset value per share outstanding	$10.34

Service Class
Net assets applicable to outstanding shares	$255,936,752

Shares of beneficial interest outstanding	24,950,856

Net asset value per share outstanding	$10.26

M-240	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$16,374,352
Interest	8,165

Total income	16,382,517

Expenses
Manager (See Note 3)	4,326,496
Distribution and service—Service Class (See Note 3)	716,024
Custodian	91,439
Shareholder communication	90,970
Professional fees	84,437
Trustees	13,461
Miscellaneous	22,928

Total expenses	5,345,755

Net investment income (loss)	11,036,762

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(44,462,508)
Futures transactions	(818,459)
Foreign currency transactions	(2,117,608)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(47,398,575)

Net change in unrealized appreciation (depreciation) on:
Investments	(43,413,973)
Futures contracts	277,219
Translation of other assets and liabilities in foreign currencies	1,294,619

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(41,842,135)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(89,240,710)

Net increase (decrease) in net assets resulting from operations	$(78,203,948)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,643,588.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-241

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,036,762	$11,508,538
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(47,398,575)	9,565,606
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(41,842,135)	5,144,658

Net increase (decrease) in net assets resulting from operations	(78,203,948)	26,218,802

Dividends to shareholders:
From net investment income:
Initial Class	(6,058,841)	(8,129,092)
Service Class	(8,908,718)	(8,626,963)

Total dividends to shareholders	(14,967,559)	(16,756,055)

Capital share transactions:
Net proceeds from sale of shares	63,014,971	81,922,077
Net asset value of shares issued to shareholders in reinvestment of dividends	14,967,559	16,756,055
Cost of shares redeemed	(144,661,687)	(63,586,275)

Increase (decrease) in net assets derived from capital share transactions	(66,679,157)	35,091,857

Net increase (decrease) in net assets	(159,850,664)	44,554,604

Net Assets
Beginning of year	563,527,314	518,972,710

End of year	$403,676,650	$563,527,314

Undistributed net investment income at end of year	$7,471,148	$13,456,756

M-242	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of year	$12.82	$12.63		$11.30	$18.29	$18.68

Net investment income (loss)	0.29 (a)	0.29	(b)	0.32 (a)	0.59 (a)	0.39 (a)
Net realized and unrealized gain (loss) on investments	(2.35)	0.30		1.74	(5.71)	0.62
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	0.01		0.13	0.31	(0.04)

Total from investment operations	(2.08)	0.60		2.19	(4.81)	0.97

Less dividends and distributions:
From net investment income	(0.40)	(0.41)		(0.86)	(0.24)	(0.13)
From net realized gain on investments	—	—		—	(1.94)	(1.23)

Total dividends and distributions	(0.40)	(0.41)		(0.86)	(2.18)	(1.36)

Net asset value at end of year	$10.34	$12.82		$12.63	$11.30	$18.29

Total investment return	(16.04%)	4.90%		19.36%	(25.67%)	4.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.40%	2.34	% (b)	2.75%	3.87%	1.99%
Net expenses	0.95%	0.98%		0.99%	0.96%	0.89%
Portfolio turnover rate	101%	42%		83%	89%	54%
Net assets at end of year (in 000’s)	$147,740	$265,519		$256,710	$244,533	$358,292

(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-243

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of year	$12.72	$12.54		$11.22	$18.17	$18.59

Net investment income (loss)	0.26 (a)	0.23	(b)	0.28 (a)	0.54 (a)	0.32 (a)
Net realized and unrealized gain (loss) on investments	(2.33)	0.32		1.73	(5.67)	0.63
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	0.01		0.13	0.31	(0.03)

Total from investment operations	(2.09)	0.56		2.14	(4.82)	0.92

Less dividends and distributions:
From net investment income	(0.37)	(0.38)		(0.82)	(0.19)	(0.11)
From net realized gain on investments	—	—		—	(1.94)	(1.23)

Total dividends and distributions	(0.37)	(0.38)		(0.82)	(2.13)	(1.34)

Net asset value at end of year	$10.26	$12.72		$12.54	$11.22	$18.17

Total investment return	(16.25%)	4.63%		19.06%	(25.86%)	4.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.17%	2.10	% (b)	2.47%	3.60%	1.68%
Net expenses	1.20%	1.23%		1.24%	1.21%	1.14%
Portfolio turnover rate	101%	42%		83%	89%	54%
Net assets at end of year (in 000’s)	$255,937	$298,008		$262,263	$222,210	$303,642

(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.

M-244	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Large Cap Growth Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2011

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	–0.27%	3.80%	1.93%	0.81%
Service Class Shares[3]	–0.52	3.55	1.68	1.06

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[4]	2.64%	2.50%	2.60%
S&P 500® Index[4]	2.11	–0.25	2.92
Average Lipper Variable Products Large-Cap Growth Portfolio[5]	–2.38	0.96	2.16

1.	Performance figures reflect certain fee waivers, without which total returns may have been lower. These voluntary waivers may be discontinued at any time. Performance figures shown for the ten-year period ended December 31, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 1.92% for Initial Class shares and 1.67% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 6, 2003, includes the historical performance of Initial Class shares through June 5, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-245

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$926.30	$3.84	$1,021.20	$4.02

Service Class Shares	$1,000.00	$925.10	$5.05	$1,020.00	$5.30

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.79% for Initial Class and 1.04% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

M-246	MainStay VP Large Cap Growth Portfolio

Industry Composition as of December 31, 2011 (Unaudited)

Computers & Peripherals	8.5%
Internet Software & Services	7.0
IT Services	6.0
Software	6.0
Hotels, Restaurants & Leisure	5.2
Energy Equipment & Services	4.8
Health Care Providers & Services	4.4
Oil, Gas & Consumable Fuels	4.3
Internet & Catalog Retail	3.7
Road & Rail	3.7
Health Care Equipment & Supplies	3.6
Chemicals	3.5
Communications Equipment	3.4
Diversified Financial Services	3.1
Industrial Conglomerates	3.0
Machinery	2.6
Biotechnology	2.4

Aerospace & Defense	2.1%
Capital Markets	2.1
Pharmaceuticals	2.1
Wireless Telecommunication Services	2.1
Specialty Retail	1.6
Construction & Engineering	1.3
Textiles, Apparel & Luxury Goods	1.3
Auto Components	1.2
Food & Staples Retailing	1.2
Personal Products	1.2
Air Freight & Logistics	1.1
Food Products	1.0
Metals & Mining	0.9
Health Care Technology	0.8
Semiconductors & Semiconductor Equipment	0.8
Short-Term Investment	3.9
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page M-250 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2011 (excluding short-term investment)

1.	Apple, Inc.

2.	Union Pacific Corp.

3.	Google, Inc. Class A

4.	Visa, Inc. Class A

5.	QUALCOMM, Inc.

6.	UnitedHealth Group, Inc.

7.	Danaher Corp.

8.	Cognizant Technology Solutions Corp. Class A

9.	Schlumberger, Ltd.

10.	EMC Corp.

mainstayinvestments.com	M-247

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and R. Bart Wear, CFA, of Winslow Capital Management, Inc., the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP Large Cap Growth Portfolio returned –0.27% for Initial Class shares and –0.52% for Service Class shares. Both share classes outperformed the –2.38% return of the average Lipper1 Variable Products Large-Cap Growth Portfolio and underperformed the 2.64% return of the Russell 1000® Growth Index1 for the 12 months ended December 31, 2011. The Russell 1000® Growth Index is the Portfolio’s broad-based securities-market index. Both share classes underperformed the 2.11% return of the S&P 500® Index,1 which is the secondary benchmark for the Portfolio.

What factors affected the Portfolio’s relative perfor-mance during the reporting period?

The Portfolio’s underperformance of the Russell 1000® Growth Index resulted from stock selection and sector weighting. Stock selection in the consumer discretionary and financials sectors hurt relative performance, and an underweight position in the more-defensive consumer staples sector also detracted. In aggregate, the Portfolio outperformed the Russell 1000® Growth Index in four sectors and underperformed it in five.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

In 2011, the sectors that made the strongest contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index were industrials, health care and materials. Stock selec-tion was the primary driver in each case. Portfolio sectors that were particularly weak in relation to the benchmark included consumer discretionary, financials and energy. Again, stock selection was the primary driver.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Computers & peripherals company Apple was the Portfolio’s strongest absolute performer. The new iPhone was well received, and the company’s iCloud service furthered Apple’s long-term hardware annuity by locking customers into a proprietary network.

IT services company Visa was also a strong contributor to the Portfolio’s absolute performance. In our opinion, the company showed excellent operating results and was only minimally exposed to slowing transaction volumes in Europe. In addition, the reduction in debit interchange fee under the Durbin Amendment went from a proposed level of $0.12 to a final level of $0.22 per transaction, which was more favorable for issuing banks and for the Visa network.

Food products company Green Mountain Coffee Roasters was also a strong absolute performer for the Portfolio. In February, the company announced a 67% year-over-year revenue rise in the December 2010 quarter. In March, a supply agreement with Starbucks led to a 97% stock price increase for the first quarter. The gains were extended in the second quarter on the back of continued excellent operating results, doubling year-over-year revenue growth and earnings per share. In the fourth quarter, Green Mountain came under short-selling pressure over growth and accounting issues. After thorough research and review, we sold the position. Although the position underperformed in the fourth quarter, we locked in solid long-term gains.

Among the Portfolio’s weakest contributors to absolute perfor-mance were energy equipment & services company Schlum-berger, metals & mining company Walter Energy and software company Oracle. Schlumberger showed weak results as increased competition from Halliburton and Baker Huges led to a slower-than-anticipated margin ramp-up in the company’s international business. Walter Energy suffered significant exe-cution issues in its mining operations, which led to production shortfalls. Oracle’s shares declined as enterprise customers paused to reassess their capital expenditures with the com- pany in light of the uncertain economic environment.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio established a position in clothing and accessories company Polo Ralph Lauren on what we believed to be potential for international revenue growth and higher margins in Asia and Europe. The stock was a strong contributor during the reporting period. The Portfolio established a position in surgical systems manufacturer Intuitive Surgical because of earnings potential from the company’s rapid procedure growth.

The Portfolio sold its position in subscription entertainment business Netflix when a price increase and a split in company services led to reports of subscriber dissatisfaction. Fortunately, the position was sold before significant losses were incurred. The Portfolio sold its holdings in communications equipment company Cisco Systems shortly after the company released a disappointing growth outlook.

1.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-248	MainStay VP Large Cap Growth Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, we decreased the Portfolio’s exposure to financials, but maintained a reduced—but still overweight—position relative to the Russell 1000® Growth Index. Over the same period, we increased exposure to the health care sector, moving from a slight underweight to an overweight position relative to the benchmark. We also reduced the Portfolio’s weighting in consumer staples, increasing the degree to which the Portfolio was underweight relative to the Russell 1000® Growth Index.

How was the Portfolio positioned at the end of the reporting period?

At the end of the reporting period, we remained modestly procyclical while seeking to balance evident risks in the Port-folio. As of December 31, 2011, the Portfolio remained significantly underweight in consumer staples and overweight in information technology.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-249

Portfolio of Investments December 31, 2011

	Shares	Value

Common Stocks 96.0% †
Aerospace & Defense 2.1%
Precision Castparts Corp.	10,000	$1,647,900
United Technologies Corp.	118,800	8,683,092

		10,330,992

Air Freight & Logistics 1.1%
C.H. Robinson Worldwide, Inc.	75,600	5,275,368

Auto Components 1.2%
BorgWarner, Inc. (a)	90,700	5,781,218

Biotechnology 2.4%
Biogen Idec, Inc. (a)	44,300	4,875,215
Celgene Corp. (a)	106,900	7,226,440

		12,101,655

Capital Markets 2.1%
Franklin Resources, Inc.	70,500	6,772,230
TD Ameritrade Holding Corp.	240,500	3,763,825

		10,536,055

Chemicals 3.5%
Ecolab, Inc.	123,800	7,156,878
Monsanto Co.	145,800	10,216,206

		17,373,084

Communications Equipment 3.4%
♦QUALCOMM, Inc.	306,300	16,754,610

Computers & Peripherals 8.5%
♦Apple, Inc. (a)	60,440	24,478,200
♦EMC Corp. (a)	558,500	12,030,090
NetApp, Inc. (a)	151,100	5,480,397

		41,988,687

Construction & Engineering 1.3%
Fluor Corp.	131,700	6,617,925

Diversified Financial Services 3.1%
CME Group, Inc.	17,300	4,215,491
IntercontinentalExchange, Inc. (a)	50,800	6,123,940
JPMorgan Chase & Co.	158,200	5,260,150

		15,599,581

Energy Equipment & Services 4.8%
FMC Technologies, Inc. (a)	226,100	11,809,203
♦Schlumberger, Ltd.	176,700	12,070,377

		23,879,580

	Shares	Value

Food & Staples Retailing 1.2%
Costco Wholesale Corp.	69,800	$5,815,736

Food Products 1.0%
General Mills, Inc.	118,800	4,800,708

Health Care Equipment & Supplies 3.6%
Edwards Lifesciences Corp. (a)	91,000	6,433,700
Intuitive Surgical, Inc. (a)	12,200	5,648,722
Varian Medical Systems, Inc. (a)	85,300	5,726,189

		17,808,611

Health Care Providers & Services 4.4%
Express Scripts, Inc. (a)	153,300	6,850,977
♦UnitedHealth Group, Inc.	298,000	15,102,640

		21,953,617

Health Care Technology 0.8%
Cerner Corp. (a)	67,700	4,146,625

Hotels, Restaurants & Leisure 5.2%
Ctrip.com International, Ltd., Sponsored ADR (a)(b)	162,400	3,800,160
Las Vegas Sands Corp. (a)	213,900	9,139,947
Starbucks Corp.	162,000	7,453,620
Yum! Brands, Inc.	93,300	5,505,633

		25,899,360

Industrial Conglomerates 3.0%
♦Danaher Corp.	315,700	14,850,528

Internet & Catalog Retail 3.7%
Amazon.com, Inc. (a)	47,100	8,153,010
Priceline.com, Inc. (a)	22,030	10,303,651

		18,456,661

Internet Software & Services 7.0%
Baidu, Inc., Sponsored ADR (a)(b)	75,200	8,758,544
♦ Google, Inc. Class A (a)	26,925	17,390,858
LinkedIn Corp. (a)	40,800	2,570,808
VeriSign, Inc.	166,300	5,940,236

		34,660,446

IT Services 6.0%
♦Cognizant Technology Solutions Corp. Class A (a)	197,600	12,707,656
♦Visa, Inc. Class A	165,900	16,843,827

		29,551,483

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2011, excluding short-term investment. May be subject to change daily.

M-250	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Machinery 2.6%
Deere & Co.	103,200	$7,982,520
Illinois Tool Works, Inc.	105,900	4,946,589

		12,929,109

Metals & Mining 0.9%
Cliffs Natural Resources, Inc.	67,700	4,221,095

Oil, Gas & Consumable Fuels 4.3%
Concho Resources, Inc. (a)	99,000	9,281,250
Occidental Petroleum Corp.	109,400	10,250,780
Peabody Energy Corp.	53,300	1,764,763

		21,296,793

Personal Products 1.2%
Estee Lauder Cos., Inc. (The) Class A	52,200	5,863,104

Pharmaceuticals 2.1%
Perrigo Co.	32,600	3,171,980
Shire PLC, Sponsored ADR (b)	70,900	7,366,510

		10,538,490

Road & Rail 3.7%
♦Union Pacific Corp.	171,700	18,189,898

Semiconductors & Semiconductor Equipment 0.8%
Altera Corp.	104,900	3,891,790

Software 6.0%
Citrix Systems, Inc. (a)	107,000	6,497,040
Intuit, Inc.	107,300	5,642,907
Oracle Corp.	400,000	10,260,000
Salesforce.com, Inc. (a)	70,200	7,122,492

		29,522,439

Specialty Retail 1.6%
Abercrombie & Fitch Co. Class A	52,600	2,568,984
O’Reilly Automotive, Inc. (a)	65,500	5,236,725

		7,805,709

Textiles, Apparel & Luxury Goods 1.3%
Ralph Lauren Corp.	48,200	6,655,456

Wireless Telecommunication Services 2.1%
American Tower Corp. Class A	171,400	10,285,714

Total Common Stocks (Cost $429,964,237)		475,382,127

	Principal Amount	Value

Short-Term Investment 3.9%
Repurchase Agreement 3.9%
State Street Bank and Trust Co. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $19,388,350 (Collateralized by a Federal National Mortgage Association security with a rate of 1.00% and a maturity date of 12/5/14, with a Principal Amount of $19,755,000 and a Market Value of $19,779,694)	$19,388,329	$19,388,329

Total Short-Term Investment (Cost $19,388,329)		19,388,329

Total Investments (Cost $449,352,566) (c)	99.9%	494,770,456
Other Assets, Less Liabilities	0.1	641,995
Net Assets	100.0%	$495,412,451

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	At December 31, 2011, cost is $450,714,085 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$59,508,968
Gross unrealized depreciation	(15,452,597)

Net unrealized appreciation	$44,056,371

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-251

Portfolio of Investments December 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$475,382,127	$—	$—	$475,382,127
Short-Term Investment
Repurchase Agreement	—	19,388,329	—	19,388,329

Total Investments in Securities	$475,382,127	$19,388,329	$—	$494,770,456

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-252	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $449,352,566)	$494,770,456
Receivables:
Fund shares sold	692,823
Investment securities sold	393,598
Dividends and interest	365,094
Other assets	10,782

Total assets	496,232,753

Liabilities
Payables:
Investment securities purchased	318,436
Manager (See Note 3)	315,023
Fund shares redeemed	64,583
Professional fees	46,269
NYLIFE Distributors (See Note 3)	38,403
Shareholder communication	35,713
Trustees	950
Accrued expenses	925

Total liabilities	820,302

Net assets	$495,412,451

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$33,405
Additional paid-in capital	470,885,249

470,918,654
Accumulated net realized gain (loss) on investments	(20,924,093)
Net unrealized appreciation (depreciation) on investments	45,417,890

Net assets	$495,412,451

Initial Class
Net assets applicable to outstanding shares	$314,013,093

Shares of beneficial interest outstanding	21,046,807

Net asset value per share outstanding	$14.92

Service Class
Net assets applicable to outstanding shares	$181,399,358

Shares of beneficial interest outstanding	12,358,599

Net asset value per share outstanding	$14.68

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-253

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$3,612,789
Interest	1,339

Total income	3,614,128

Expenses
Manager (See Note 3)	3,470,105
Distribution and service—Service Class (See Note 3)	450,052
Shareholder communication	92,315
Professional fees	71,260
Trustees	12,596
Custodian	11,829
Miscellaneous	21,002

Total expenses before waiver/reimbursement	4,129,159
Expense waiver/reimbursement from Manager (See Note 3)	(35,841)

Net expenses	4,093,318

Net investment income (loss)	(479,190)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	30,081,280
Net change in unrealized appreciation (depreciation) on investments	(35,848,417)

Net realized and unrealized gain (loss) on investments	(5,767,137)

Net increase (decrease) in net assets resulting from operations	$(6,246,327)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,559.

M-254	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(479,190)	$(819,696)
Net realized gain (loss) on investments	30,081,280	30,626,739
Net change in unrealized appreciation (depreciation) on investments	(35,848,417)	15,907,268

Net increase (decrease) in net assets resulting from operations	(6,246,327)	45,714,311

Capital share transactions:
Net proceeds from sale of shares	222,602,949	86,045,286
Cost of shares redeemed	(69,603,064)	(131,982,884)

Increase (decrease) in net assets derived from capital share transactions	152,999,885	(45,937,598)

Net increase (decrease) in net assets	146,753,558	(223,287)

Net Assets
Beginning of year	348,658,893	348,882,180

End of year	$495,412,451	$348,658,893

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-255

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011		2010		2009		2008	2007
Net asset value at beginning of year	$14.96		$12.88		$9.19		$15.04	$12.39

Net investment income (loss) (a)	(0.00	) ‡	(0.02)		0.00	‡	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	(0.04)		2.10		3.69		(5.83)	2.63

Total from investment operations	(0.04)		2.08		3.69		(5.84)	2.65

Less dividends:
From net investment income	—		—		—		(0.01)	(0.00)‡

Net asset value at end of year	$14.92		$14.96		$12.88		$9.19	$15.04

Total investment return	(0.27%)		16.15	% (b)	40.15	% (b)	(38.80%)	21.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.00	%) (c)	(0.16%)		0.00	% (c)	(0.05%)	0.11%
Net expenses	0.79%		0.80%		0.80%		0.76%	0.70%
Expenses (before waiver/reimbursement)	0.80%		0.81%		0.81%		0.78%	0.72%
Portfolio turnover rate	50%		98%		68%		111%	82%
Net assets at end of year (in 000’s)	$314,013		$184,348		$230,769		$184,911	$266,473

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Less than one-hundredth of a percent.

	Service Class
	Year ended December 31,
	2011		2010		2009		2008	2007
Net asset value at beginning of year	$14.75		$12.73		$9.11		$14.93	$12.33

Net investment income (loss) (a)	(0.04)		(0.05)		(0.03)		(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.03)		2.07		3.65		(5.78)	2.62

Total from investment operations	(0.07)		2.02		3.62		(5.82)	2.60

Net asset value at end of year	$14.68		$14.75		$12.73		$9.11	$14.93

Total investment return	(0.47	%) (b)	15.87	% (b)	39.74	% (b)	(38.94%)	21.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.27%)		(0.39%)		(0.26%)		(0.29%)	(0.13%)
Net expenses	1.04%		1.05%		1.05%		1.01%	0.95%
Expenses (before waiver/reimbursement)	1.05%		1.06%		1.06%		1.03%	0.97%
Portfolio turnover rate	50%		98%		68%		111%	82%
Net assets at end of year (in 000’s)	$181,399		$164,311		$118,113		$68,887	$75,403

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-256	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Mid Cap Core Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2011

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	–2.99%	–0.07%	6.70%	0.92%
Service Class Shares[2]	–3.23	–0.32	6.44	1.17

Benchmark Performance	One Year	Five Years	Ten Year
Russell Midcap® Index[3]	–1.55%	1.41%	6.99%
Average Lipper Variable Products Mid-Cap Core Portfolio[4]	–3.86	1.19	5.87

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Mid-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. diversified equity large-cap floor. Mid-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-257

Cost in Dollars of a $1,000 Investment in MainStay VP Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$899.90	$4.31	$1,020.70	$4.58

Service Class Shares	$1,000.00	$898.70	$5.46	$1,019.50	$5.80

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.90% for Initial Class and 1.14% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

M-258	MainStay VP Mid Cap Core Portfolio

Industry Composition as of December 31, 2011 (Unaudited)

Specialty Retail	5.9%
Real Estate Investment Trusts	4.7
Multi-Utilities	4.6
Oil, Gas & Consumable Fuels	4.6
Insurance	4.5
Health Care Providers & Services	4.3
Semiconductors & Semiconductor Equipment	3.6
IT Services	3.5
Software	3.5
Chemicals	3.4
Energy Equipment & Services	3.4
Food Products	3.2
Media	3.0
Machinery	2.9
Hotels, Restaurants & Leisure	2.8
Diversified Financial Services	2.5
Commercial Banks	2.3
Beverages	1.8
Exchange Traded Funds	1.8
Health Care Equipment & Supplies	1.8
Life Sciences Tools & Services	1.8
Electronic Equipment & Instruments	1.6
Multiline Retail	1.5
Commercial Services & Supplies	1.4
Biotechnology	1.3
Capital Markets	1.3
Computers & Peripherals	1.3
Internet Software & Services	1.3
Metals & Mining	1.3
Diversified Consumer Services	1.2
Food & Staples Retailing	1.2
Road & Rail	1.1

Electric Utilities	1.0%
Household Durables	1.0
Construction & Engineering	0.9
Paper & Forest Products	0.9
Pharmaceuticals	0.9
Professional Services	0.9
Wireless Telecommunication Services	0.9
Automobiles	0.8
Trading Companies & Distributors	0.8
Internet & Catalog Retail	0.7
Gas Utilities	0.6
Airlines	0.5
Building Products	0.5
Communications Equipment	0.5
Leisure Equipment & Products	0.5
Marine	0.5
Aerospace & Defense	0.4
Containers & Packaging	0.4
Household Products	0.4
Personal Products	0.4
Auto Components	0.3
Consumer Finance	0.3
Diversified Telecommunication Services	0.3
Electrical Equipment	0.3
Independent Power Producers & Energy Traders	0.3
Textiles, Apparel & Luxury Goods	0.3
Health Care Technology	0.2
Thrifts & Mortgage Finance	0.1
Distributors	0.0	‡
Real Estate Management & Development	0.0	‡
Tobacco	0.0	‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page M-262 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2011 (excluding short-term investment)

1.	Consolidated Edison, Inc.

2.	Annaly Capital Management, Inc.

3.	S&P 500 Index—SPDR Trust Series 1

4.	S&P MidCap 400 Index—MidCap SPDR Trust Series 1

5.	PPG Industries, Inc.
6.	W.W. Grainger, Inc.

7.	Agilent Technologies, Inc.

8.	Xcel Energy, Inc.

9.	ConAgra Foods, Inc.

10.	Murphy Oil Corp.

mainstayinvestments.com	M-259

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Harvey J. Fram, CFA, and Migene Kim, CFA, of Madison Square Investors, the Portfolio’s Subadvisor.

How did MainStay VP Mid Cap Core Portfolio perform relative to its peers and its benchmark for the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP Mid Cap Core Portfolio returned –2.99% for Initial Class shares and –3.23% for Service Class shares. Both share classes out- performed the –3.86% return of the average Lipper1 Variable Products Mid-Cap Core Portfolio and underperformed the –1.55% return of the Russell Midcap® Index1 for the 12 months ended December 31, 2011. The Russell Midcap® Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative perfor- mance during the reporting period?

The Portfolio’s stock-selection model performed well during the reporting period. The year’s anemic interest-rate environment led many investors to pursue higher-yielding stocks, such as utilities, as an alternative to lower-yielding fixed-income investments. This shift negatively influenced the Portfolio’s relative performance because the Portfolio maintained an underweight position in utilities throughout the reporting period.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

In 2011, the sectors that made the strongest contributions to the Portfolio’s relative performance were materials, consumer staples and health care. (Contributions take weightings and total returns into account.) The Portfolio’s underweight position in materials helped relative performance, as materials stocks generally lagged the Russell Midcap® Index. The Portfolio’s overweight positions in consumer staples and health care benefited relative performance, as these sectors rallied during the year.

The sectors that made the weakest contributions to the Port- folio’s relative performance were energy, utilities and telecommunication services. During the reporting period, the Portfolio maintained overweight positions in energy and telecommunication services, but both sectors lagged the Russell Midcap® Index. Although utilities rallied strongly in 2011 as investors turned to the sector in search of yield, an underweight position relative to the benchmark made the sector a weak contributor to relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest contributions to the Portfolio’s absolute performance included managed health care company Humana, industrial supply distributor W.W. Grainger and forest products company Rayonier. Humana delivered excellent returns to shareholders in 2011 as the uncertainties introduced by health care reform legislation subsided and the company reported strong earnings. W.W. Grainger delivered revenue growth above analysts’ expectations, with better-than-expected margins in North America. Rayonier benefitted from improved operating income from the company’s performance fibers business and strong timber demand in Asia.

During the reporting period, the Portfolio’s weakest individual stocks included Internet company AOL, life sciences tools & services company Agilent Technologies and construction and engineering company Fluor. AOL struggled in turnaround mode and reported disappointing operating results. Agilent Technologies, which provides testing and measurement solutions to a variety of industries, suffered as military spending declined around the globe. During the reporting period, slow economic growth hurt Fluor’s performance and outlook.

Did the Portfolio make any significant purchases or sales during the reporting period?

Early in 2011, we added to the Portfolio’s position in multiline utility Consolidated Edison on strong price momentum. As the company’s earnings improved and its stock price gained momentum, we added to the position throughout the year. During the first quarter of 2011, the Portfolio started buying Ohio-based regional bank Keycorp. In light of what we believed to be an attractive valuation, we maintained an overweight position in the stock relative to the benchmark throughout the remainder of the reporting period.

At the beginning of the year, the Portfolio started selling shares of oil and gas equipment manufacturer Dresser-Rand Group because of negative sentiment reflected in rising levels of short interest for the stock.2 We completely sold the Portfolio’s position by August 2011. The Portfolio also started selling shares of automobile parts supplier TRW Automotive Holdings at the beginning of the year and exited its position completely by June. We viewed the stock’s weak price momentum and rising levels of short interest as indicators that company’s performance prospects had diminished.

1.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Short interest is the percentage of a company’s shares sold short at any given time. Since short sellers profit when stock prices decline, rising short interest suggests an increasing perception that a stock’s price is likely to fall.

M-260	MainStay VP Mid Cap Core Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio saw its largest sector weighting increases in health care and utilities, which are traditionally viewed as defensive sectors. Relative to the Russell Midcap® Index, the Portfolio went from an underweight to an overweight position in health care. Despite the increased exposure to utilities, however, the Portfolio remained underweight relative to the Russell Midcap® Index in the sector.

During 2011, the Portfolio trimmed its overweight position in telecommunication services to one that was neutral relative to the Russell Midcap® Index. In the energy sector, the Portfolio moved from an overweight position to an underweight position relative to the benchmark.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the Portfolio’s most significantly overweight sector positions relative to the Russell Midcap® Index were in consumer discretionary and information technology. As of the same date, the Portfolio’s most significantly underweight sector positions relative to the benchmark were in financials, industrials and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-261

Portfolio of Investments December 31, 2011

	Shares	Value

Common Stocks 98.2% †
Aerospace & Defense 0.4%
BE Aerospace, Inc. (a)	2,230	$86,323
Exelis, Inc.	39,643	358,769
Goodrich Corp.	9,438	1,167,481
L-3 Communications Holdings, Inc.	3,846	256,451
Textron, Inc.	20,491	378,879

		2,247,903

Airlines 0.5%
Copa Holdings S.A. Class A	19,172	1,124,821
Southwest Airlines Co.	39,268	336,134
United Continental Holdings, Inc. (a)	68,233	1,287,557

		2,748,512

Auto Components 0.3%
Lear Corp.	38,416	1,528,957

Automobiles 0.8%
Harley-Davidson, Inc.	80,230	3,118,540
Thor Industries, Inc.	53,980	1,480,672

		4,599,212

Beverages 1.8%
Coca-Cola Enterprises, Inc.	150,502	3,879,942
Constellation Brands, Inc. Class A (a)	153,105	3,164,680
Dr. Pepper Snapple Group, Inc.	83,677	3,303,568

		10,348,190

Biotechnology 1.3%
Amylin Pharmaceuticals, Inc. (a)	115,147	1,310,373
Myriad Genetics, Inc. (a)	150,883	3,159,490
Pharmasset, Inc. (a)	1,848	236,914
United Therapeutics Corp. (a)	53,094	2,508,691

		7,215,468

Building Products 0.5%
Fortune Brands Home & Security, Inc. (a)	156,536	2,665,808
Masco Corp.	32,132	336,743

		3,002,551

Capital Markets 1.3%
American Capital Ltd. (a)	92,704	623,898
Ares Capital Corp.	1,679	25,940
Janus Capital Group, Inc.	133	839
Northern Trust Corp.	56,336	2,234,286
Raymond James Financial, Inc.	53,382	1,652,707
TD Ameritrade Holding Corp.	158,261	2,476,785
Waddell & Reed Financial, Inc. Class A	3,289	81,468

		7,095,923

	Shares	Value

Chemicals 3.4%
Airgas, Inc.	16,591	$1,295,425
CF Industries Holdings, Inc.	16,982	2,462,050
Eastman Chemical Co.	37,863	1,478,929
Ecolab, Inc.	46,054	2,662,382
♦PPG Industries, Inc.	57,314	4,785,146
Rockwood Holdings, Inc. (a)	15,390	605,904
Sherwin-Williams Co. (The)	39,249	3,503,758
Valspar Corp.	298	11,613
W.R. Grace & Co. (a)	48,754	2,238,784

		19,043,991

Commercial Banks 2.3%
BOK Financial Corp.	5,850	321,340
Comerica, Inc.	19,519	503,590
East West Bancorp, Inc.	29,548	583,573
Fifth Third Bancorp	11,557	147,005
First Citizens BancShares, Inc. Class A	10,931	1,912,816
First Republic Bank/San Francisco CA (a)	8,585	262,787
Huntington Bancshares, Inc.	237,537	1,304,078
KeyCorp	559,452	4,302,186
Popular, Inc. (a)	342,326	475,833
Regions Financial Corp.	437,422	1,880,915
TCF Financial Corp.	7,136	73,643
Zions Bancorp.	87,120	1,418,314

		13,186,080

Commercial Services & Supplies 1.4%
Cintas Corp.	49,297	1,716,029
Copart, Inc. (a)	68,824	3,295,981
Corrections Corp. of America (a)	49,301	1,004,261
Iron Mountain, Inc.	17,843	549,564
KAR Auction Services, Inc. (a)	40,129	541,742
Republic Services, Inc.	20,155	555,270
Waste Connections, Inc.	2,284	75,692

		7,738,539

Communications Equipment 0.5%
Brocade Communications Systems, Inc. (a)	248,779	1,291,163
EchoStar Corp. Class A (a)	29,601	619,845
Motorola Mobility Holdings, Inc. (a)	21,278	825,586
Tellabs, Inc.	48,088	194,276

		2,930,870

Computers & Peripherals 1.3%
Lexmark International, Inc. Class A	76,308	2,523,506
SanDisk Corp. (a)	58,248	2,866,384
Western Digital Corp. (a)	68,854	2,131,031

		7,520,921

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2011, excluding short-term investment. May be subject to change daily.

M-262	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Construction & Engineering 0.9%
Chicago Bridge & Iron Co. N.V.	34,374	$1,299,337
Fluor Corp.	60,676	3,048,969
Quanta Services, Inc. (a)	16,580	357,133
URS Corp. (a)	7,616	267,474

		4,972,913

Consumer Finance 0.3%
Discover Financial Services	70,680	1,696,320

Containers & Packaging 0.4%
Packaging Corp. of America	48,662	1,228,229
Sealed Air Corp.	416	7,159
Silgan Holdings, Inc.	16,440	635,242
Temple-Inland, Inc.	16,006	507,550

		2,378,180

Distributors 0.0%‡
Genuine Parts Co.	4,198	256,918

Diversified Consumer Services 1.2%
Apollo Group, Inc. Class A (a)	77,483	4,174,009
Career Education Corp. (a)	80,226	639,401
DeVry, Inc.	8,633	332,025
H&R Block, Inc.	20,307	331,613
ITT Educational Services, Inc. (a)	20,495	1,165,961

		6,643,009

Diversified Financial Services 2.5%
CBOE Holdings, Inc.	75,868	1,961,946
Interactive Brokers Group, Inc.	29,547	441,432
IntercontinentalExchange, Inc. (a)	15,603	1,880,942
Leucadia National Corp.	7,009	159,385
Moody’s Corp.	68,381	2,303,072
NASDAQ OMX Group, Inc. (The) (a)	138,740	3,400,517
NYSE Euronext	146,590	3,825,999

		13,973,293

Diversified Telecommunication Services 0.3%
Frontier Communications Corp.	21,018	108,243
T.W. telecom, Inc. (a)	84,939	1,646,118

		1,754,361

Electric Utilities 1.0%
Edison International	2,208	91,411
N.V. Energy, Inc.	133,170	2,177,330
Northeast Utilities	25,846	932,265
Pinnacle West Capital Corp.	6,038	290,911
Progress Energy, Inc.	38,994	2,184,444

		5,676,361

	Shares	Value

Electrical Equipment 0.3%
AMETEK, Inc.	5,134	$216,141
General Cable Corp. (a)	8,272	206,883
Hubbel, Inc. Class B	10,994	735,059
Rockwell Automation, Inc.	1,291	94,721
Roper Industries, Inc.	1,024	88,955
Thomas & Betts Corp. (a)	7,236	395,085

		1,736,844

Electronic Equipment & Instruments 1.6%
Dolby Laboratories, Inc. Class A (a)	15,281	466,223
Ingram Micro, Inc. Class A (a)	140,887	2,562,735
Itron, Inc. (a)	12,253	438,290
Jabil Circuit, Inc.	154,213	3,031,828
Molex, Inc.	9,073	216,482
Tech Data Corp. (a)	26,472	1,307,981
Vishay Intertechnology, Inc. (a)	116,964	1,051,506

		9,075,045

Energy Equipment & Services 3.4%
Diamond Offshore Drilling, Inc.	38,274	2,115,021
Helmerich & Payne, Inc.	53,071	3,097,224
Nabors Industries, Ltd. (a)	78,314	1,357,965
Oceaneering International, Inc.	57,242	2,640,573
Oil States International, Inc. (a)	3,428	261,796
Patterson-UTI Energy, Inc.	142,921	2,855,562
RPC, Inc.	26,708	487,421
SEACOR Holdings, Inc. (a)	14,870	1,322,835
Superior Energy Services, Inc. (a)	94,129	2,677,029
Unit Corp. (a)	45,018	2,088,835

		18,904,261

Food & Staples Retailing 1.2%
Safeway, Inc.	176,388	3,711,204
SUPERVALU, Inc.	267,991	2,176,087
Whole Foods Market, Inc.	11,816	822,157

		6,709,448

Food Products 3.2%
Campbell Soup Co.	2,746	91,277
♦ConAgra Foods, Inc.	178,288	4,706,803
Dean Foods Co. (a)	219,330	2,456,496
Flowers Foods, Inc.	82,272	1,561,523
Hormel Foods Corp.	23,765	696,077
Ralcorp Holdings, Inc. (a)	11,678	998,469
Smithfield Foods, Inc. (a)	137,534	3,339,325
Tyson Foods, Inc. Class A	196,309	4,051,818

		17,901,788

Gas Utilities 0.6%
Atmos Energy Corp.	18,246	608,504
ONEOK, Inc.	31,304	2,713,744

		3,322,248

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-263

Portfolio of Investments December 31, 2011 (continued)

	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies 1.8%
Boston Scientific Corp. (a)	56,753	$303,061
C.R. Bard, Inc.	48,023	4,105,967
Cooper Cos., Inc. (The)	20,099	1,417,381
Hill-Rom Holdings, Inc.	44,629	1,503,551
Intuitive Surgical, Inc. (a)	1,768	818,602
ResMed, Inc. (a)	64,292	1,633,017
Zimmer Holdings, Inc. (a)	8,732	466,463

		10,248,042

Health Care Providers & Services 4.3%
AMERIGROUP Corp. (a)	59,880	3,537,710
AmerisourceBergen Corp.	113,725	4,229,433
CIGNA Corp.	22,826	958,692
Community Health Systems, Inc. (a)	114,003	1,989,352
Coventry Health Care, Inc. (a)	114,405	3,474,480
DaVita, Inc. (a)	730	55,341
Health Net, Inc. (a)	47,766	1,453,042
Humana, Inc.	36,758	3,220,368
LifePoint Hospitals, Inc. (a)	13,547	503,271
Lincare Holdings, Inc.	55,695	1,431,919
Omnicare, Inc.	90,647	3,122,789
Tenet Healthcare Corp. (a)	14,231	73,005

		24,049,402

Health Care Technology 0.2%
Cerner Corp. (a)	21,852	1,338,435

Hotels, Restaurants & Leisure 2.8%
Brinker International, Inc.	137,645	3,683,380
Darden Restaurants, Inc.	13,243	603,616
International Game Technology	117,870	2,027,364
Marriott Vacations Worldwide Corp. (a)	10,624	182,308
MGM Resorts International (a)	2,376	24,782
Panera Bread Co. Class A (a)	382	54,034
Penn National Gaming, Inc. (a)	35,915	1,367,284
Wendy’s Co. (The)	232,861	1,248,135
Wyndham Worldwide Corp.	110,443	4,178,059
Wynn Resorts, Ltd.	23,723	2,621,154

		15,990,116

Household Durables 1.0%
Garmin, Ltd.	99,046	3,943,021
Harman International Industries, Inc.	41,405	1,575,046

		5,518,067

Household Products 0.4%
Church & Dwight Co., Inc.	19,919	911,494
Clorox Co. (The)	18,272	1,216,184

		2,127,678

	Shares	Value

Independent Power Producers & Energy Traders 0.3%
AES Corp. (The) (a)	10,886	$128,890
Constellation Energy Group, Inc.	46,302	1,836,801

		1,965,691

Insurance 4.5%
Allied World Assurance Co. Holdings, Ltd.	56,374	3,547,616
American Financial Group, Inc.	92,658	3,418,154
American National Insurance Co.	661	48,273
Arch Capital Group, Ltd. (a)	90,020	3,351,445
Assured Guaranty, Ltd.	50,312	661,100
CNA Financial Corp.	16,356	437,523
Endurance Specialty Holdings, Ltd.	2,431	92,986
Fidelity National Financial, Inc. Class A	147,335	2,347,047
Hanover Insurance Group, Inc. (The)	11,799	412,375
Hartford Financial Services Group, Inc. (The)	119,145	1,936,106
Lincoln National Corp.	16,577	321,925
Marsh & McLennan Cos., Inc.	20,954	662,565
Principal Financial Group, Inc.	126,849	3,120,485
Progressive Corp. (The)	20,799	405,788
Protective Life Corp.	11,311	255,176
Reinsurance Group of America, Inc.	2,870	149,958
StanCorp Financial Group, Inc.	17,812	654,591
Torchmark Corp.	19,729	856,041
Unum Group	24,061	506,965
Validus Holdings, Ltd.	62,434	1,966,671

		25,152,790

Internet & Catalog Retail 0.7%
Expedia, Inc.	67,891	1,970,197
Liberty Interactive Corp. (a)	111,027	1,800,303

		3,770,500

Internet Software & Services 1.3%
Akamai Technologies, Inc. (a)	37,250	1,202,430
AOL, Inc. (a)	84,277	1,272,583
IAC/InterActiveCorp	58,940	2,510,844
Monster Worldwide, Inc. (a)	102,780	815,045
VeriSign, Inc.	4,714	168,384
VistaPrint N.V.(a)	41,868	1,281,161
WebMD Health Corp. (a)	581	21,817

		7,272,264

IT Services 3.5%
Alliance Data Systems Corp. (a)	36,831	3,824,531
Amdocs, Ltd. (a)	48,243	1,376,373
Booz Allen Hamilton Holding Corp. (a)	51,667	891,256
Computer Sciences Corp.	24,031	569,535
DST Systems, Inc.	65,139	2,965,127
Global Payments, Inc.	11,794	558,800
Lender Processing Services, Inc.	71,280	1,074,190
NeuStar, Inc. Class A (a)	103,031	3,520,569
SAIC, Inc. (a)	13,635	167,574

M-264	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
IT Services (continued)
Total System Services, Inc.	163,904	$3,205,962
Western Union Co. (The)	79,082	1,444,037

		19,597,954

Leisure Equipment & Products 0.5%
Polaris Industries, Inc.	45,956	2,572,617

Life Sciences Tools & Services 1.8%
♦ Agilent Technologies, Inc. (a)	135,938	4,748,314
Bio-Rad Laboratories, Inc. Class A (a)	602	57,816
Charles River Laboratories International, Inc. (a)	89,274	2,439,859
Covance, Inc. (a)	67,808	3,100,182

		10,346,171

Machinery 2.9%
AGCO Corp. (a)	61,274	2,632,944
Dover Corp.	52,821	3,066,259
Eaton Corp.	1,116	48,579
Harsco Corp.	91,141	1,875,682
Ingersoll-Rand PLC	26,858	818,363
ITT Corp.	39,833	769,972
Kennametal, Inc.	84	3,068
Navistar International Corp. (a)	11,186	423,726
Parker Hannifin Corp.	47,833	3,647,266
SPX Corp.	13,007	783,932
Wabtec Corp.	23,045	1,611,998
Xylem, Inc.	31,048	797,623

		16,479,412

Marine 0.5%
Kirby Corp. (a)	43,090	2,837,046

Media 3.0%
Charter Communications, Inc. Class A (a)	53,876	3,067,700
DISH Network Corp. Class A	118,682	3,380,063
Gannett Co., Inc.	62,477	835,318
Interpublic Group of Cos., Inc. (The)	314,721	3,062,235
John Wiley & Sons, Inc. Class A	1,611	71,528
Liberty Global, Inc. Class A (a)	7,773	318,926
McGraw-Hill Cos., Inc. (The)	14,839	667,310
Omnicom Group, Inc.	19,625	874,883
Regal Entertainment Group Class A	116,734	1,393,804
Sirius XM Radio, Inc. (a)	15,674	28,527
Virgin Media, Inc.	81,832	1,749,568
Washington Post Co. Class B	3,635	1,369,704

		16,819,566

Metals & Mining 1.3%
Cliffs Natural Resources, Inc.	33,763	2,105,123
Nucor Corp.	112,313	4,444,225
Steel Dynamics, Inc.	43,018	565,687

		7,115,035

	Shares	Value

Multi-Utilities 4.6%
Alliant Energy Corp.	69,301	$3,056,867
Ameren Corp.	61,456	2,036,037
CenterPoint Energy, Inc.	190,578	3,828,712
♦ Consolidated Edison, Inc.	94,312	5,850,174
DTE Energy Co.	70,418	3,834,260
MDU Resources Group, Inc.	4,424	94,939
NiSource, Inc.	1,064	25,334
NSTAR	39,216	1,841,583
OGE Energy Corp.	11,928	676,437
Sempra Energy	830	45,650
♦Xcel Energy, Inc.	170,524	4,713,283

		26,003,276

Multiline Retail 1.5%
Big Lots, Inc. (a)	63,741	2,406,860
Dillard’s, Inc. Class A	66,405	2,980,257
Dollar General Corp. (a)	59,717	2,456,757
Dollar Tree, Inc. (a)	8,091	672,443
Nordstrom, Inc.	75	3,728

		8,520,045

Oil, Gas & Consumable Fuels 4.6%
Alpha Natural Resources, Inc. (a)	16,719	341,569
Arch Coal, Inc.	68,363	991,947
Cabot Oil & Gas Corp.	19,171	1,455,079
CONSOL Energy, Inc.	51,005	1,871,884
Denbury Resources, Inc. (a)	28,223	426,167
El Paso Corp.	3,308	87,894
HollyFrontier Corp.	66,116	1,547,114
♦Murphy Oil Corp.	83,532	4,656,074
Newfield Exploration Co. (a)	5,556	209,628
Noble Energy, Inc.	41,478	3,915,108
Peabody Energy Corp.	5,948	196,938
Pioneer Natural Resources Co.	3,191	285,531
Plains Exploration & Production Co. (a)	39,926	1,466,083
QEP Resources, Inc.	3,327	97,481
Range Resources Corp.	27,137	1,680,866
SM Energy Co.	8,888	649,713
Tesoro Corp. (a)	63,426	1,481,631
Valero Energy Corp.	130,167	2,740,015
Whiting Petroleum Corp. (a)	39,431	1,841,033

		25,941,755

Paper & Forest Products 0.9%
Domtar Corp.	40,475	3,236,381
International Paper Co.	55,087	1,630,575

		4,866,956

Personal Products 0.4%
Herbalife, Ltd.	42,555	2,198,817

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-265

Portfolio of Investments December 31, 2011 (continued)

	Shares	Value

Common Stocks (continued)
Pharmaceuticals 0.9%
Endo Pharmaceuticals Holdings, Inc. (a)	56,095	$1,936,960
Forest Laboratories, Inc. (a)	6,499	196,660
Warner Chilcott PLC Class A (a)	90,784	1,373,562
Watson Pharmaceuticals, Inc. (a)	25,202	1,520,689

		5,027,871

Professional Services 0.9%
Robert Half International, Inc.	77,890	2,216,750
Towers Watson & Co. Class A	48,441	2,903,069

		5,119,819

Real Estate Investment Trusts 4.7%
♦Annaly Capital Management, Inc.	320,826	5,120,383
Boston Properties, Inc.	465	46,314
Camden Property Trust	5,450	339,208
Digital Realty Trust, Inc.	25,571	1,704,819
Douglas Emmett, Inc.	98,756	1,801,309
Duke Realty Corp.	66,188	797,565
Equity Residential	62,595	3,569,793
Essex Property Trust, Inc.	16,067	2,257,574
Federal Realty Investment Trust	417	37,843
HCP, Inc.	18,618	771,344
Hospitality Properties Trust	53,279	1,224,351
Host Hotels & Resorts, Inc.	63,134	932,489
Plum Creek Timber Co., Inc.	552	20,181
Rayonier, Inc.	89,175	3,979,880
Taubman Centers, Inc.	56,309	3,496,789
UDR, Inc.	26,856	674,086

		26,773,928

Real Estate Management & Development 0.0%‡
CBRE Group, Inc. (a)	14,761	224,662

Road & Rail 1.1%
Con-way, Inc.	111,986	3,265,512
Hertz Global Holdings, Inc. (a)	99	1,160
Kansas City Southern (a)	986	67,058
Ryder System, Inc.	50,477	2,682,348

		6,016,078

Semiconductors & Semiconductor Equipment 3.6%
Altera Corp.	3,423	126,993
Analog Devices, Inc.	3,082	110,274
Avago Technologies, Ltd.	35,425	1,022,365
Fairchild Semiconductor International, Inc. (a)	1,568	18,879
KLA-Tencor Corp.	3,206	154,689
Lam Research Corp. (a)	3,518	130,236
LSI Corp. (a)	269,438	1,603,156
Marvell Technology Group, Ltd. (a)	294,428	4,077,828
Maxim Integrated Products, Inc.	100,764	2,623,895
Micron Technology, Inc. (a)	518,533	3,261,573

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Novellus Systems, Inc. (a)	25,276	$1,043,646
NVIDIA Corp. (a)	256,324	3,552,651
ON Semiconductor Corp. (a)	15,642	120,756
Teradyne, Inc. (a)	112,249	1,529,954
Xilinx, Inc.	22,597	724,460

		20,101,355

Software 3.5%
Activision Blizzard, Inc.	296,607	3,654,198
Autodesk, Inc. (a)	83,103	2,520,514
BMC Software, Inc. (a)	56,018	1,836,270
CA, Inc.	89,894	1,817,207
Cadence Design Systems, Inc. (a)	323,593	3,365,367
Citrix Systems, Inc. (a)	1,401	85,069
Electronic Arts, Inc. (a)	10,896	224,458
Fortinet, Inc. (a)	3,251	70,904
Intuit, Inc.	50,403	2,650,694
Nuance Communications, Inc. (a)	33,955	854,308
Synopsys, Inc. (a)	95,688	2,602,713
TIBCO Software, Inc. (a)	4,957	118,522

		19,800,224

Specialty Retail 5.9%
Aaron’s, Inc.	123,933	3,306,532
Advance Auto Parts, Inc.	54,344	3,783,973
AutoZone, Inc. (a)	4,673	1,518,585
Bed Bath & Beyond, Inc. (a)	41,012	2,377,466
Best Buy Co., Inc.	58,394	1,364,668
Chico’s FAS, Inc.	141,946	1,581,278
Dick’s Sporting Goods, Inc.	52,451	1,934,393
DSW, Inc. Class A	48,224	2,131,983
Foot Locker, Inc.	155,215	3,700,326
GameStop Corp. Class A (a)	101,531	2,449,943
Gap, Inc. (The)	27,419	508,622
Limited Brands, Inc.	5,887	237,540
O’Reilly Automotive, Inc. (a)	24,958	1,995,392
PetSmart, Inc.	78,419	4,022,110
RadioShack Corp.	44,212	429,299
Sally Beauty Holdings, Inc. (a)	34,535	729,725
Williams-Sonoma, Inc.	33,866	1,303,841

		33,375,676

Textiles, Apparel & Luxury Goods 0.3%
PVH Corp.	1,306	92,060
Ralph Lauren Corp.	1,436	198,283
VF Corp.	9,833	1,248,692

		1,539,035

Thrifts & Mortgage Finance 0.1%
New York Community Bancorp, Inc.	6,251	77,325
People’s United Financial, Inc.	3,543	45,527
Washington Federal, Inc.	12,996	181,814

		304,666

M-266	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Tobacco 0.0%‡
Lorillard, Inc.	40	$4,560

Trading Companies & Distributors 0.8%
♦W.W. Grainger, Inc.	25,514	4,775,965
WESCO International, Inc. (a)	83	4,400

		4,780,365

Wireless Telecommunication Services 0.9%
MetroPCS Communications, Inc. (a)	283,464	2,460,468
NII Holdings, Inc. (a)	41,887	892,193
Telephone and Data Systems, Inc.	55,334	1,432,597
United States Cellular Corp. (a)	2,210	96,422

		4,881,680

Total Common Stocks (Cost $519,291,498)		552,889,660

Exchange Traded Funds 1.8% (b)
♦S&P 500 Index—SPDR Trust Series 1	39,361	4,939,806
♦S&P MidCap 400 Index—MidCap SPDR Trust Series 1	30,852	4,922,128

Total Exchange Traded Funds (Cost $9,311,804)		9,861,934

	Principal Amount	Value
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $516,001 (Collateralized by Federal National Mortgage Association security with a rate of 1.00% and a maturity date of 12/5/14, with a Principal Amount of $530,000 and a Market Value of $530,663)	$516,000	$516,000

Total Short-Term Investment (Cost $516,000)		516,000

Total Investments (Cost $529,119,302) (c)	100.1%	563,267,594
Other Assets, Less Liabilities	(0.1)	(288,793)
Net Assets	100.0%	$562,978,801

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	At December 31, 2011, cost is $537,716,484 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$43,319,103
Gross unrealized depreciation	(17,767,993)

Net unrealized appreciation	$25,551,110

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$552,889,660	$—	$—	$552,889,660
Exchange Traded Funds	9,861,934	—	—	9,861,934
Short-Term Investment
Repurchase Agreement	—	516,000	—	516,000

Total Investments in Securities	$562,751,594	$516,000	$—	$563,267,594

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-267

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $529,119,302)	$563,267,594
Receivables:
Investment securities sold	40,973,872
Dividends and interest	761,695
Fund shares sold	234,481
Other assets	8,931

Total assets	605,246,573

Liabilities
Payables:
Investment securities purchased	41,439,196
Manager (See Note 3)	402,117
Fund shares redeemed	277,141
NYLIFE Distributors (See Note 3)	56,472
Professional fees	45,515
Shareholder communication	40,292
Custodian	4,312
Trustees	1,071
Accrued expenses	1,656

Total liabilities	42,267,772

Net assets	$562,978,801

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$49,579
Additional paid-in capital	492,151,618

492,201,197
Undistributed net investment income	3,280,048
Accumulated net realized gain (loss) on investments	33,349,264
Net unrealized appreciation (depreciation) on investments	34,148,292

Net assets	$562,978,801

Initial Class
Net assets applicable to outstanding shares	$295,510,952

Shares of beneficial interest outstanding	25,931,710

Net asset value per share outstanding	$11.40

Service Class
Net assets applicable to outstanding shares	$267,467,849

Shares of beneficial interest outstanding	23,647,739

Net asset value per share outstanding	$11.31

M-268	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$9,636,550
Interest	9,391

Total income	9,645,941

Expenses
Manager (See Note 3)	5,358,792
Distribution and service - Service Class (See Note 3)	730,680
Shareholder communication	121,389
Professional fees	80,475
Custodian	39,768
Trustees	17,673
Miscellaneous	28,888

Total expenses	6,377,665

Net investment income (loss)	3,268,276

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	82,719,835
Net change in unrealized appreciation (depreciation) on investments	(94,874,899)

Net realized and unrealized gain (loss) on investments	(12,155,064)

Net increase (decrease) in net assets resulting from operations	$(8,886,788)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,316.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-269

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,268,276	$4,951,852
Net realized gain (loss) on investments	82,719,835	77,550,675
Net change in unrealized appreciation (depreciation) on investments	(94,874,899)	54,530,640

Net increase (decrease) in net assets resulting from operations	(8,886,788)	137,033,167

Dividends to shareholders:
From net investment income:
Initial Class	(2,663,540)	(1,333,926)
Service Class	(1,833,872)	(692,754)

Total dividends to shareholders	(4,497,412)	(2,026,680)

Capital share transactions:
Net proceeds from sale of shares	79,742,025	105,449,893
Net asset value of shares issued to shareholders in reinvestment of dividends	4,497,412	2,026,680
Cost of shares redeemed	(225,381,856)	(130,105,305)

Increase (decrease) in net assets derived from capital share transactions	(141,142,419)	(22,628,732)

Net increase (decrease) in net assets	(154,526,619)	112,377,755

Net Assets
Beginning of year	717,505,420	605,127,665

End of year	$562,978,801	$717,505,420

Undistributed net investment income at end of year	$3,280,048	$4,755,440

M-270	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$11.87	$9.63	$7.07	$14.86	$15.68

Net investment income (loss)	0.08 (a)	0.10	0.07 (a)	0.06	0.04
Net realized and unrealized gain (loss) on investments	(0.44)	2.18	2.54	(6.29)	0.82

Total from investment operations	(0.36)	2.28	2.61	(6.23)	0.86

Less dividends and distributions:
From net investment income	(0.11)	(0.04)	(0.05)	(0.04)	(0.07)
From net realized gain on investments	—	—	—	(1.52)	(1.61)

Total dividends and distributions	(0.11)	(0.04)	(0.05)	(1.56)	(1.68)

Net asset value at end of year	$11.40	$11.87	$9.63	$7.07	$14.86

Total investment return	(2.99%)	23.64%	36.93%	(42.24%)	5.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63%	0.86%	0.84%	0.54%	0.25%
Net expenses	0.90%	0.90%	0.94%	0.93%	0.91%
Portfolio turnover rate	161%	169%	192%	173%	166%
Net assets at end of year (in 000’s)	$295,511	$417,904	$348,595	$108,882	$202,966

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-271

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,
	2011	2010	2009	2008		2007
Net asset value at beginning of year	$11.78	$9.57	$7.02	$14.75		$15.59

Net investment income (loss)	0.05 (a)	0.07	0.05 (a)	0.03		0.00 ‡
Net realized and unrealized gain (loss) on investments	(0.44)	2.17	2.52	(6.24)		0.81

Total from investment operations	(0.39)	2.24	2.57	(6.21)		0.81

Less dividends and distributions:
From net investment income	(0.08)	(0.03)	(0.02)	(0.00	) ‡	(0.04)
From net realized gain on investments	—	—	—	(1.52)		(1.61)

Total dividends and distributions	(0.08)	(0.03)	(0.02)	(1.52)		(1.65)

Net asset value at end of year	$11.31	$11.78	$9.57	$7.02		$14.75

Total investment return	(3.23%)	23.33%	36.58%	(42.38%)		4.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39%	0.61%	0.61%	0.29%		0.01%
Net expenses	1.15%	1.15%	1.19%	1.18%		1.16%
Portfolio turnover rate	161%	169%	192%	173%		166%
Net assets at end of year (in 000’s)	$267,468	$299,601	$256,533	$91,805		$167,083

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.

M-272	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2011

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	0.94%	2.90%	4.12%	0.97%
Service Class Shares	0.69	2.65	3.87	1.22

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	2.11%	–0.25%	2.01%
MSCI EAFE® Index[3]	–12.14	–4.72	–0.79
Barclays Capital U.S. Aggregate Bond Index[3]	7.84	6.50	6.30
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	0.21	1.81	2.38

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-273

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$961.30	$0.20	$1,025.00	$0.20

Service Class Shares	$1,000.00	$960.10	$1.43	$1,023.70	$1.48

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.04% for Initial Class and 0.29% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-274	MainStay VP Moderate Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-279 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

mainstayinvestments.com	M-275

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1

the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP Moderate Allocation Portfolio returned 0.94% for Initial Class shares and 0.69% for Service Class shares. Over the same period, both share classes outperformed the 0.21% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Moderate Portfolio and underperformed the 2.11% return of the S&P 500® Index.2 The S&P 500® Index is the Portfolio’s broad-based securities-market index. Both share classes outperformed the –12.14% return of the MSCI EAFE® Index,2 which is the secondary benchmark for the Portfolio. Both share classes underperformed the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index,2 which is an additional benchmark for the Portfolio.

Were any changes made to the Portfolio’s day-to-day management during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Portfolio. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a port- folio manager for the Portfolio. Jonathan Swaney continues to serve as a portfolio manager for the Portfolio.

What factors affected the Portfolio’s relative perfor- mance during the reporting period?

During the reporting period, our efforts to manage asset class exposure contributed positively to the Portfolio’s relative returns. We persistently preferred Underlying Portfolios/Funds that in- vest in stocks of U.S. companies to those that invest in foreign issuers, and this positioning helped relative performance. Within the allocation ranges outlined in the Prospectus, we maintained a slightly higher-than-normal allocation to Underlying Equity Portfolios/Funds and a slightly lower-than-normal allocation to Underlying Fixed Income Portfolios/Funds through the early part of 2011, before softening economic conditions caused us to retreat to a neutral posture. By late summer, equities had sold off considerably in response to the growing debt crisis, and we again began to add slightly to the Portfolio’s equity exposure on the belief that conditions were better than the market perceived. Our timing was by no means perfect, but it nevertheless added to returns. A reliance on Underlying Portfolios/Funds with larger-cap growth-oriented stocks over those with mid- and small-cap value stocks also helped relative performance.

The duration posture of the fixed-income portion of the Portfolio detracted slightly from the Portfolio’s relative performance. Wary of the very low yields available on Treasury securities, we maintained a position in cash and allocated heavily to short-duration instruments through Underlying Portfolios/Funds such as MainStay VP Floating Rate Portfolio. As investors flocked to the perceived safety of U.S. Treasury securities, interest rates declined and these positions were unsuccessful.

While the Portfolio’s primary benchmark, the S&P 500®, consists entirely of large-capitalization U.S. stocks, the Portfolio’s Underlying Portfolio/Fund investments provided exposure to small- and mid-cap stocks both domestically and abroad. The Portfolio also invests in Underlying Portfolios/Funds that hold high-yield bonds and bank loans that are not included in the Barclays Capital U.S. Aggregate Bond Index. These exposure differences contributed to the Portfolio’s relative performance.

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of informa- tion, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposure, credit quality and duration.3 We also examined the attributes of the Underlying Portfolios’/Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio man- agers responsible for the Underlying Portfolios/Funds. Gener- ally speaking, we sought to invest in Underlying Portfolios/Funds that occupied attractively valued segments of the market, invested in fairly priced securities enjoying strong price and earnings momentum, and were steered by individuals who have consistently demonstrated their mettle in the past.

As previously noted, the Portfolio’s allocation to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we gave mild emphasis to three themes. First, we viewed large-capitalization stocks favorably relative to their small-cap count- erparts, as we perceived the former to be more attractively valued, to have superior access to capital and to be better positioned to benefit from growth in the developing world. Second, the Portfolio reflected a preference for growth stocks over value stocks, as we anticipated a slower rate of earnings increases (a “growth scarcity”) and greater investor appreciation for companies with a continued ability to drive profitability higher. Third, embedded in the Portfolio was a bias for U.S. stocks over those of other developed markets that must struggle with deleveraging issues even greater than those of the United States.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-276	MainStay VP Moderate Allocation Portfolio

The fixed-income portion of the Portfolio maintained a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index, the Portfolio’s fixed-income benchmark. The Portfolio was also heavily tilted toward corporate bonds instead of gov- ernment-backed issues. This positioning reflected our view that corporations have improved the quality of their balance sheets significantly in recent years by reducing leverage, accumulating cash and controlling operating costs. We anticipated that corporate default rates would remain low for the next few years. If this happens, we believe that the higher yields available on corporate bonds may prove attractive.

How did the Portfolio’s allocations change over the course of the reporting period?

The largest change was a shift out of MainStay VP Bond Portfolio and MainStay High Yield Opportunities Fund into MainStay VP Flexible Bond Opportunities Portfolio. MainStay VP Flexible Bond Opportunities Portfolio is a multisector bond Portfolio that can move among security types somewhat more nimbly than is possible at the “fund of funds” level.

We reduced exposure to quantitatively managed strategies by reallocating assets from MainStay VP Common Stock Portfolio and MainStay VP Mid Cap Core Portfolio into MainStay MAP Fund and MainStay VP Large Cap Growth Portfolio. Historically, the Portfolio has had rather substantial holdings among quan- titatively managed Underlying Portfolios/Funds. Over the past several months, however, those positions have been further diversified across nonquantitative management styles.

Two new holdings are also noteworthy. We established a position in MainStay VP Cash Management Portfolio to shorten the duration of the Portfolio as protection against a potential rise in interest rates. The new position also served as a liquid facility for adjusting the Portfolio’s overall mix of exposure to stocks and bonds. We also added MainStay Epoch International Small Cap Fund during the reporting period to provide access to an additional market segment.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, the highest total returns came from MainStay 130/30 Core Fund and MainStay VP Common Stock Portfolio. The lowest total returns came from Underlying Portfolios/Funds that invest overseas: MainStay Epoch International Small Cap Fund and MainStay VP International Equity Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The strongest contributions to the Portfolio’s performance came from MainStay VP Mid Cap Core Portfolio and MainStay 130/30 Core Fund. (Contributions take weightings and total returns into account.) These contributions were due in part to the periods during which these positions had their largest exposure in the Portfolio.

The greatest detractors from the Portfolio’s performance were MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. These contributions were affected by the size of the positions and variations in their weightings over the course of the reporting period.

What factors and risks affected the Portfolio’s Underlying Fixed Income Portfolio/Fund investments during the reporting period?

As previously stated, the Portfolio maintained a slightly short duration relative to the Barclays Capital U.S. Aggregate Bond Index in 2011. It also favored credit instruments over government bonds throughout the reporting period. While this was an advantageous posture at times, the flight to quality (or movement toward securities perceived to have lower risk) during the summer in response to the escalating sovereign debt crisis caused this positioning to be generally unproductive. We continued to maintain a positive outlook on corporate bonds over U.S. Treasurys at the end of the reporting period.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Interest rates finished the reporting period markedly lower than they were at the beginning of 2011. Accordingly, Underlying Portfolios/Funds that invested in long-maturity bonds generally did better than those that focused on securities with shorter durations. The return on cash investments was little more than zero, and most Underlying Short Term Bond Portfolios/Funds failed to deliver returns much greater than that. Credit instruments and high-grade bonds moved in different directions during 2011, and the lowest-quality instruments trailed high-quality issues by a relatively wide margin.

mainstayinvestments.com	M-277

Which Underlying Fixed Income Portfolios/Funds made the strongest contributions to the Portfolio’s perfor- mance, and which Underlying Fixed Income Port- folios/Funds were the greatest detractors?

A large position in MainStay VP Bond Portfolio added signifi- cantly to the Portfolio’s return during the reporting period. Hold- ings of MainStay Intermediate Term Bond Fund also made a positive contribution. During the reporting period, positions in MainStay VP Flexible Bond Opportunities Portfolio and MainStay VP Convertible Portfolio detracted slightly from the Portfolio’s performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-278	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments December 31, 2011

	Shares	Value

Affiliated Investment Companies 100.0% †
Equity Funds 61.6%
MainStay 130/30 Core Fund Class I (a)	10,392,524	$75,865,426
MainStay 130/30 International Fund Class I (a)	2,887,119	17,149,490
MainStay Epoch Global Choice Fund Class I (a)	917,219	13,235,467
MainStay Epoch International Small Cap Fund Class I	541,553	8,572,777
MainStay Epoch U.S. All Cap Fund Class I (a)	2,142,862	48,364,386
MainStay ICAP Equity Fund Class I (a)	1,312,319	47,086,003
MainStay ICAP International Fund Class I	903,987	23,792,951
MainStay MAP Fund Class I (a)	2,786,196	85,870,575
MainStay VP Common Stock Portfolio Initial Class	36,309	581,502
MainStay VP ICAP Select Equity Portfolio Initial Class	765,376	9,302,933
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	4,211,713	62,837,705
MainStay VP Mid Cap Core Portfolio Initial Class	698,686	7,961,957
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	1,496,091	13,407,587

Total Equity Funds (Cost $415,599,954)		414,028,759

	Shares	Value
Fixed Income Funds 38.4%
MainStay High Yield Opportunities Fund Class I	400,623	$4,354,776
MainStay Intermediate Term Bond Fund Class I	2,517,231	26,833,680
MainStay VP Bond Portfolio Initial Class (a)	5,913,797	88,513,564
MainStay VP Cash Management Portfolio Initial Class	16,626,874	16,626,492
MainStay VP Convertible Portfolio Initial Class	597,321	6,621,458
MainStay VP Flexible Bond Opportunities Portfolio Initial Class (a)	6,620,112	63,575,633
MainStay VP Floating Rate Portfolio Initial Class (a)	4,286,550	38,873,491
MainStay VP High Yield Corporate Bond Portfolio Initial Class	1,306,218	12,431,743

Total Fixed Income Funds (Cost $258,683,669)		257,830,837

Total Investments (Cost $674,283,623) (c)	100.0%	671,859,596
Other Assets, Less Liabilities	0.0 ‡	29,224
Net Assets	100.0%	$671,888,820

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	At December 31, 2011, cost is $678,968,162 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$7,600,750
Gross unrealized depreciation	(14,709,316)

Net unrealized depreciation	$(7,108,566)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-279

Portfolio of Investments December 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$414,028,759	$—	$—	$414,028,759
Fixed Income Funds	257,830,837	—	—	257,830,837

Total Investments in Securities	$671,859,596	$—	$—	$671,859,596

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-280	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in affiliated investment companies, at value (identified cost $674,283,623)	$671,859,596
Receivables:
Fund shares sold	427,193
Other assets	10,757

Total assets	672,297,546

Liabilities
Payables:
Fund shares redeemed	188,381
NYLIFE Distributors (See Note 3)	135,729
Shareholder communication	47,449
Professional fees	33,960
Trustees	1,258
Custodian	1,153
Accrued expenses	796

Total liabilities	408,726

Net assets	$671,888,820

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$62,701
Additional paid-in capital	660,505,864

660,568,565
Undistributed net investment income	12,356,371
Accumulated net realized gain (loss) on investments	1,387,911
Net unrealized appreciation (depreciation) on investments	(2,424,027)

Net assets	$671,888,820

Initial Class
Net assets applicable to outstanding shares	$23,368,955

Shares of beneficial interest outstanding	2,172,267

Net asset value per share outstanding	$10.76

Service Class
Net assets applicable to outstanding shares	$648,519,865

Shares of beneficial interest outstanding	60,529,159

Net asset value per share outstanding	$10.71

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-281

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$12,724,236

Expenses
Distribution and service—Service Class (See Note 3)	1,557,175
Shareholder communication	127,583
Professional fees	72,418
Trustees	17,840
Custodian	7,967
Miscellaneous	22,616

Total expenses	1,805,599

Net investment income (loss)	10,918,637

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	41,950,981
Realized capital gain distributions from affiliated investment companies	9,608,997

Net realized gain (loss) on investments from affiliated investment companies	51,559,978

Net change in unrealized appreciation (depreciation) on investments	(60,032,859)

Net realized and unrealized gain (loss) on investments	(8,472,881)

Net increase (decrease) in net assets resulting from operations	$2,445,756

M-282	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,918,637	$9,379,303
Net realized gain (loss) on investments from affiliated investment companies	51,559,978	5,174,252
Net change in unrealized appreciation (depreciation) on investments	(60,032,859)	46,536,713

Net increase (decrease) in net assets resulting from operations	2,445,756	61,090,268

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(445,091)	(457,663)
Service Class	(10,398,828)	(9,807,208)

	(10,843,919)	(10,264,871)

From net realized gain on investments:
Initial Class	(55,994)	—
Service Class	(1,456,834)	—

	(1,512,828)	—

Total dividends and distributions to shareholders	(12,356,747)	(10,264,871)

Capital share transactions:
Net proceeds from sale of shares	176,516,241	167,493,165
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	12,356,747	10,264,871
Cost of shares redeemed	(103,788,006)	(72,569,600)

Increase (decrease) in net assets derived from capital share transactions	85,084,982	105,188,436

Net increase (decrease) in net assets	75,173,991	156,013,833

Net Assets
Beginning of year	596,714,829	440,700,996

End of year	$671,888,820	$596,714,829

Undistributed net investment income at end of year	$12,356,371	$10,843,898

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-283

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.90	$9.85	$8.30	$11.32	$10.86

Net investment income (loss)	0.21 (a)	0.21 (a)	0.20	0.21	0.22
Net realized and unrealized gain (loss) on investments	(0.12)	1.07	1.80	(3.06)	0.74

Total from investment operations	0.09	1.28	2.00	(2.85)	0.96

Less dividends and distributions:
From net investment income	(0.20)	(0.23)	(0.26)	(0.04)	(0.26)
From net realized gain on investments	(0.03)	—	(0.19)	(0.13)	(0.24)

Total dividends and distributions	(0.23)	(0.23)	(0.45)	(0.17)	(0.50)

Net asset value at end of year	$10.76	$10.90	$9.85	$8.30	$11.32

Total investment return	0.94%	13.09%	24.22%	(25.18%)	8.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.88%	2.10%	3.00%	2.56%	2.50%
Net expenses (b)	0.04%	0.05%	0.05%	0.06%	0.06%
Expenses (before waiver/reimbursement) (b)	0.04%	0.05%	0.05%	0.06%	0.07%
Portfolio turnover rate	63%	37%	40%	46%	10%
Net assets at end of year (in 000’s)	$23,369	$24,136	$19,224	$12,681	$11,750

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.86	$9.82	$8.28	$11.30	$10.85

Net investment income (loss)	0.18 (a)	0.19 (a)	0.19	0.19	0.20
Net realized and unrealized gain (loss) on investments	(0.12)	1.06	1.78	(3.06)	0.72

Total from investment operations	0.06	1.25	1.97	(2.87)	0.92

Less dividends and distributions:
From net investment income	(0.18)	(0.21)	(0.24)	(0.02)	(0.23)
From net realized gain on investments	(0.03)	—	(0.19)	(0.13)	(0.24)

Total dividends and distributions	(0.21)	(0.21)	(0.43)	(0.15)	(0.47)

Net asset value at end of year	$10.71	$10.86	$9.82	$8.28	$11.30

Total investment return	0.69%	12.81%	23.99%	(25.38%)	8.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.68%	1.89%	2.76%	2.21%	2.29%
Net expenses (b)	0.29%	0.30%	0.30%	0.31%	0.31%
Expenses (before waiver/reimbursement) (b)	0.29%	0.30%	0.30%	0.31%	0.32%
Portfolio turnover rate	63%	37%	40%	46%	10%
Net assets at end of year (in 000’s)	$648,520	$572,578	$421,477	$287,680	$282,148

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-284	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2011

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	–1.21%	1.39%	3.13%	1.06%
Service Class Shares	–1.46	1.14	2.88	1.31

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	2.11%	–0.25%	2.01%
MSCI EAFE® Index[3]	–12.14	–4.72	–0.79
Barclays Capital U.S. Aggregate Bond Index[3]	7.84	6.50	6.30
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	–1.47	0.90	1.73

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on current expense limitations, please refer to the notes to financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-285

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$932.20	$0.19	$1,025.00	$0.20

Service Class Shares	$1,000.00	$931.00	$1.41	$1,023.70	$1.48

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.04% for Initial Class and 0.29% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-286	MainStay VP Moderate Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-291 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

mainstayinvestments.com	M-287

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP Moderate Growth Allocation Portfolio returned –1.21% for Initial Class shares and –1.46% for Service Class shares. Over the same period, both share classes outperformed the –1.47% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio and underperformed the 2.11% return of the S&P 500® Index.2 The S&P 500® Index is the Portfolio’s broad-based securities-market index. Both share classes outperformed the –12.14% return of the MSCI EAFE® Index,2 which is the secondary benchmark for the Portfolio. Both share classes underperformed the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index,2 which is an additional benchmark for the Portfolio.

Were any changes made to the Portfolio’s day-to-day management during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Portfolio. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a port- folio manager for the Portfolio. Jonathan Swaney continues to serve as a portfolio manager for the Portfolio.

What factors affected the Portfolio’s relative perfor- mance during the reporting period?

During the reporting period, our efforts to manage asset class exposure contributed positively to the Portfolio’s relative returns. We persistently preferred Underlying Portfolios/Funds that in- vest in stocks of U.S. companies to those that invest in foreign issuers, and this positioning helped relative performance. Within the allocation ranges outlined in the Prospectus, we maintained a slightly higher-than-normal allocation to Underlying Equity Portfolios/Funds and a slightly lower-than-normal allocation to Underlying Fixed Income Portfolios/Funds through the early part of 2011, before softening economic conditions caused us to retreat to a neutral posture. By late summer, equities had sold off considerably in response to the growing debt crisis, and we again began to add slightly to the Portfolio’s equity exposure on the belief that conditions were better than the market perceived. Our timing was by no means perfect, but it nevertheless added to returns. A reliance on Underlying Portfolios/Funds with larger-cap growth-oriented stocks over those with mid- and small-cap value stocks also helped relative performance.

The duration posture of the fixed-income portion of the Portfolio detracted slightly from the Portfolio’s relative performance. Wary of the very low yields available on Treasury securities, we maintained a position in cash and allocated heavily to short-duration instruments through Underlying Portfolios/Funds such as MainStay VP Floating Rate Portfolio. As investors flocked to the perceived safety of U.S. Treasury securities, interest rates declined and these positions were unsuccessful.

While the Portfolio’s primary benchmark, the S&P 500®, consists entirely of large-capitalization U.S. stocks, the Portfolio’s Underlying Portfolio/Fund investments provided exposure to small- and mid-cap stocks both domestically and abroad. The Portfolio also invests in Underlying Portfolios/Funds that hold high-yield bonds and bank loans that are not included in the Barclays Capital U.S. Aggregate Bond Index. These exposure differences contributed to the Portfolio’s relative performance.

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of informa- tion, including the portfolio-level characteristics of the Under- lying Portfolios/Funds, such as capitalization, style biases, sector exposure, credit quality and duration.3 We also examined the attributes of the Underlying Portfolios’/Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio man- agers responsible for the Underlying Portfolios/Funds. Gene-rally speaking, we sought to invest in Underlying Portfolios/Funds that occupied attractively valued segments of the market, invested in fairly priced securities enjoying strong price and earnings momentum, and were steered by individuals who have consistently demonstrated their mettle in the past.

As previously noted, the Portfolio’s allocation to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we gave mild emphasis to three themes. First, we viewed large-capitalization stocks favorably relative to their small-cap coun- terparts, as we perceived the former to be more attractively valued, to have superior access to capital and to be better positioned to benefit from growth in the developing world. Second, the Portfolio reflected a preference for growth stocks over value stocks, as we anticipated a slower rate of earnings increases (a “growth scarcity”) and greater investor appreciation for companies with a continued ability to drive profitability higher. Third, embedded in the Portfolio was a bias for U.S. stocks over those of other developed markets that must struggle with deleveraging issues even greater than those of the United States.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-288	MainStay VP Moderate Growth Allocation Portfolio

The fixed-income portion of the Portfolio maintained a slightly shorter duration than the Barclays Capital U.S. Aggregate Bond Index, the Portfolio’s fixed-income benchmark. The Portfolio was also heavily tilted toward corporate bonds instead of gov- ernment-backed issues. This positioning reflected our view that corporations have improved the quality of their balance sheets significantly in recent years by reducing leverage, accumulating cash and controlling operating costs. We anticipated that corporate default rates would remain low for the next few years. If this happens, we believe that the higher yields available on corporate bonds may prove attractive.

How did the Portfolio’s allocations change over the course of the reporting period?

The largest change was a shift out of MainStay VP Bond Portfolio and MainStay High Yield Opportunities Fund into MainStay VP Flexible Bond Opportunities Portfolio. MainStay VP Flexible Bond Opportunities Portfolio is a multisector bond Portfolio that can move among security types somewhat more nimbly than is possible at the “fund of funds” level.

We reduced exposure to quantitatively managed strategies by re- allocating assets from MainStay VP Common Stock Portfolio and MainStay VP Mid Cap Core Portfolio into MainStay MAP Fund and MainStay VP Large Cap Growth Portfolio. Historically, the Portfolio has had rather substantial holdings among quantitatively managed Underlying Portfolios/Funds. Over the past several months, however, those positions have been further diversified across nonquantitative management styles.

Two new holdings are also noteworthy. We established a position in MainStay VP Cash Management Portfolio to shorten the duration of the Portfolio as protection against a potential rise in interest rates. The new position also served as a liquid facility for adjusting the Portfolio’s overall mix of exposure to stocks and bonds. We also added MainStay Epoch International Small Cap Fund during the reporting period to provide access to an additional market segment.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, the highest total returns came from MainStay 130/30 Core Fund and MainStay VP Common Stock Portfolio. The lowest total returns came from Underlying Portfolios/Funds that invest overseas: MainStay Epoch International Small Cap Fund and MainStay VP International Equity Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The strongest contributions to the Portfolio’s performance came from MainStay VP Mid Cap Core Portfolio and MainStay 130/30 Core Fund. (Contributions take weightings and total returns into account.) These contributions were due in part to the periods during which these positions had their largest exposure in the Portfolio.

The greatest detractors from the Portfolio’s performance were MainStay MAP Fund and MainStay VP U.S. Small Cap Portfolio. These contributions were affected by the size of the positions and variations in their weightings over the course of the reporting period.

What factors and risks affected the Portfolio’s Underlying Fixed Income Portfolio/Fund investments during the reporting period?

As previously stated, the Portfolio maintained a slightly short duration relative to the Barclays Capital U.S. Aggregate Bond Index in 2011. It also favored credit instruments over government bonds throughout the reporting period. While this was an advantageous posture at times, the flight to quality (or movement toward securities perceived to have lower risk) during the summer in response to the escalating sovereign debt crisis caused this positioning to be generally unproductive. We continued to maintain a positive outlook on corporate bonds over U.S. Treasurys at the end of the reporting period.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Interest rates finished the reporting period markedly lower than they were at the beginning of 2011. Accordingly, Underlying Portfolios/Funds that invested in long-maturity bonds generally did better than those that focused on securities with shorter durations. The return on cash investments was little more than zero, and most Underlying Short Term Bond Portfolios/Funds failed to deliver returns much greater than that. Credit instruments and high-grade bonds moved in different directions during 2011, and the lowest-quality instruments trailed high-quality issues by a relatively wide margin.

mainstayinvestments.com	M-289

Which Underlying Fixed Income Portfolios/Funds made the strongest contributions to the Portfolio’s perfor- mance, and which Underlying Fixed Income Port- folios/Funds were the greatest detractors?

A relatively large position in MainStay VP Floating Rate Portfolio made the most significant contribution to the Portfolio’s return during the reporting period, followed by MainStay VP High Yield Corporate Bond Portfolio. During the reporting period, positions in MainStay VP Flexible Bond Opportunities Portfolio and MainStay VP Convertible Portfolio detracted slightly from the Portfolio’s performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-290	MainStay VP Moderate Growth Allocation Portfolio

Portfolio of Investments December 31, 2011

	Shares	Value
Affiliated Investment Companies 100.0% †
Equity Funds 81.4%
MainStay 130/30 Core Fund Class I (a)	10,616,148	$77,497,877
MainStay 130/30 International Fund Class I (a)	7,461,884	44,323,590
MainStay Epoch Global Choice Fund Class I (a)	1,180,669	17,037,048
MainStay Epoch International Small Cap Fund Class I	734,453	11,626,387
MainStay Epoch U.S. All Cap Fund Class I (a)	3,251,769	73,392,418
MainStay ICAP Equity Fund Class I (a)	1,258,686	45,161,670
MainStay ICAP International Fund Class I (a)	1,883,766	49,580,713
MainStay MAP Fund Class I (a)	4,454,691	137,293,587
MainStay VP Common Stock Portfolio Initial Class	576,492	9,232,738
MainStay VP ICAP Select Equity Portfolio Initial Class	1,795,868	21,828,290
MainStay VP International Equity Portfolio Initial Class	189,298	1,957,231
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	6,543,898	97,633,325
MainStay VP Mid Cap Core Portfolio Initial Class (a)	5,523,661	62,945,559
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	4,964,459	44,490,222

Total Equity Funds (Cost $693,166,493)		694,000,655

	Shares	Value
Fixed Income Funds 18.6%
MainStay High Yield Opportunities Fund Class I	511,077	$5,555,410
MainStay VP Cash Management Portfolio Initial Class	17,313,282	17,312,884
MainStay VP Convertible Portfolio Initial Class	622,814	6,904,062
MainStay VP Flexible Bond Opportunities Portfolio Initial Class (a)	6,876,869	66,041,375
MainStay VP Floating Rate Portfolio Initial Class (a)	5,132,405	46,544,310
MainStay VP High Yield Corporate Bond Portfolio Initial Class	1,661,323	15,811,402

Total Fixed Income Funds (Cost $159,397,196)		158,169,443

Total Investments (Cost $852,563,689) (c)	100.0%	852,170,098
Other Assets, Less Liabilities	(0.0)‡	(277,881)
Net Assets	100.0%	$851,892,217

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Portfolio/Fund.

(c)	At December 31, 2011, cost is $867,102,484 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$13,971,501
Gross unrealized depreciation	(28,903,887)

Net unrealized depreciation	$(14,932,386)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-291

Portfolio of Investments December 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$694,000,655	$—	$—	$694,000,655
Fixed Income Funds	158,169,443	—	—	158,169,443

Total Investments in Securities	$852,170,098	$—	$—	$852,170,098

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-292	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in affiliated investment companies, at value (identified cost $852,563,689)	$852,170,098
Receivables:
Fund shares sold	519,994
Other assets	13,434

Total assets	852,703,526

Liabilities
Payables:
Fund shares redeemed	542,545
NYLIFE Distributors (See Note 3)	168,991
Shareholder communication	59,801
Professional fees	36,727
Trustees	1,585
Custodian	673
Accrued expenses	987

Total liabilities	811,309

Net assets	$851,892,217

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$84,141
Additional paid-in capital	873,663,709

873,747,850
Undistributed net investment income	10,964,104
Accumulated net realized gain (loss) on investments	(32,426,146)
Net unrealized appreciation (depreciation) on investments	(393,591)

Net assets	$851,892,217

Initial Class
Net assets applicable to outstanding shares	$37,848,471

Shares of beneficial interest outstanding	3,723,707

Net asset value per share outstanding	$10.16

Service Class
Net assets applicable to outstanding shares	$814,043,746

Shares of beneficial interest outstanding	80,417,301

Net asset value per share outstanding	$10.12

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-293

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$12,903,263

Expenses
Distribution and service - Service Class (See Note 3)	1,809,288
Shareholder communication	152,055
Professional fees	81,558
Trustees	20,849
Custodian	6,582
Miscellaneous	25,185

Total expenses	2,095,517

Net investment income (loss)	10,807,746

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	30,302,902
Realized capital gain distributions from affiliated investment companies	9,139,532

Net realized gain (loss) on investments from affiliated investment companies	39,442,434

Net change in unrealized appreciation (depreciation) on investments	(65,867,753)

Net realized and unrealized gain (loss) on investments	(26,425,319)

Net increase (decrease) in net assets resulting from operations	$(15,617,573)

M-294	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,807,746	$7,713,217
Net realized gain (loss) on investments from affiliated investment companies	39,442,434	(3,383,345)
Net change in unrealized appreciation (depreciation) on investments	(65,867,753)	69,461,445

Net increase (decrease) in net assets resulting from operations	(15,617,573)	73,791,317

Dividends to shareholders:
From net investment income:
Initial Class	(438,345)	(527,275)
Service Class	(7,776,100)	(7,105,370)

Total dividends to shareholders	(8,214,445)	(7,632,645)

Capital share transactions:
Net proceeds from sale of shares	297,522,790	178,156,647
Net asset value of shares issued to shareholders in reinvestment of dividends	8,214,445	7,632,645
Cost of shares redeemed	(72,098,609)	(43,513,062)

Increase (decrease) in net assets derived from capital share transactions	233,638,626	142,276,230

Net increase (decrease) in net assets	209,806,608	208,434,902

Net Assets
Beginning of year	642,085,609	433,650,707

End of year	$851,892,217	$642,085,609

Undistributed net investment income at end of year	$10,964,104	$8,214,430

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-295

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.42	$9.25	$7.55	$11.51	$11.04

Net investment income (loss)	0.16 (a)	0.16 (a)	0.19 (a)	0.18 (a)	0.17
Net realized and unrealized gain (loss) on investments	(0.30)	1.16	1.93	(3.92)	0.88

Total from investment operations	(0.14)	1.32	2.12	(3.74)	1.05

Less dividends and distributions:
From net investment income	(0.12)	(0.15)	(0.24)	(0.06)	(0.22)
From net realized gain on investments	—	—	(0.18)	(0.16)	(0.36)

Total dividends and distributions	(0.12)	(0.15)	(0.42)	(0.22)	(0.58)

Net asset value at end of year	$10.16	$10.42	$9.25	$7.55	$11.51

Total investment return	(1.21%)	14.33%	28.42%	(32.49%)	9.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%	1.69%	2.35%	1.83%	1.78%
Net expenses (b)	0.04%	0.05%	0.05%	0.06%	0.05%
Expenses (before waiver/reimbursement) (b)	0.04%	0.05%	0.05%	0.06%	0.07%
Portfolio turnover rate	52%	39%	45%	43%	15%
Net assets at end of year (in 000’s)	$37,848	$38,098	$30,850	$21,525	$21,772

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-296	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.39	$9.23	$7.53	$11.49	$11.03

Net investment income (loss)	0.15 (a)	0.14 (a)	0.17 (a)	0.16 (a)	0.14
Net realized and unrealized gain (loss) on investments	(0.32)	1.15	1.93	(3.92)	0.87

Total from investment operations	(0.17)	1.29	2.10	(3.76)	1.01

Less dividends and distributions:
From net investment income	(0.10)	(0.13)	(0.22)	(0.04)	(0.19)
From net realized gain on investments	—	—	(0.18)	(0.16)	(0.36)

Total dividends and distributions	(0.10)	(0.13)	(0.40)	(0.20)	(0.55)

Net asset value at end of year	$10.12	$10.39	$9.23	$7.53	$11.49

Total investment return	(1.46%)	14.05%	28.10%	(32.65%)	9.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.41%	1.52%	2.08%	1.59%	1.54%
Net expenses (b)	0.29%	0.30%	0.30%	0.31%	0.30%
Expenses (before waiver/reimbursement) (b)	0.29%	0.30%	0.30%	0.31%	0.32%
Portfolio turnover rate	52%	39%	45%	43%	15%
Net assets at end of year (in 000’s)	$814,044	$603,988	$402,800	$293,907	$343,687

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-297

MainStay VP S&P 500 Index Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2011

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	1.85%	–0.45%	2.68%	0.35%
Service Class Shares[3]	1.59	–0.70	2.42	0.60

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	2.11%	–0.25%	2.92%
Average Lipper Variable Products S&P 500 Index Objective Portfolio[5]	1.71	–0.67	2.58

1.	Performance figures reflect certain fee waivers, without which total returns may have been lower. These waivers are voluntary and may be discontinued at any time. Performance figures shown for the ten-year period ended December 31, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 2.67% for Initial Class shares and 2.41% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products S&P 500 Index Objective Portfolio is representative of portfolios that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index Objective portfolios have limited expenses (advisor fee no higher than 0.50%). Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-298	MainStay VP S&P 500 Index Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$961.80	$1.43	$1,023.70	$1.48

Service Class Shares	$1,000.00	$960.60	$2.67	$1,022.50	$2.75

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.29% for Initial Class and 0.54% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com	M-299

Industry Composition as of December 31, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	10.0%
Pharmaceuticals	6.1
Computers & Peripherals	4.5
IT Services	3.8
Insurance	3.5
Software	3.4
Media	3.0
Diversified Telecommunication Services	2.8
Aerospace & Defense	2.6
Beverages	2.6
Commercial Banks	2.6
Diversified Financial Services	2.6
Industrial Conglomerates	2.5
Food & Staples Retailing	2.4
Household Products	2.3
Semiconductors & Semiconductor Equipment	2.3
Chemicals	2.2
Health Care Providers & Services	2.1
Communications Equipment	2.0
Electric Utilities	2.0
Hotels, Restaurants & Leisure	2.0
Internet Software & Services	2.0
Machinery	2.0
Energy Equipment & Services	1.9
Food Products	1.9
Specialty Retail	1.9
Tobacco	1.9
Capital Markets	1.8
Real Estate Investment Trusts	1.8
Health Care Equipment & Supplies	1.7
Multi-Utilities	1.4
Biotechnology	1.2
Air Freight & Logistics	1.0
Metals & Mining	0.9

Road & Rail	0.9%
Consumer Finance	0.8
Internet & Catalog Retail	0.8
Multiline Retail	0.8
Textiles, Apparel & Luxury Goods	0.6
Electrical Equipment	0.5
Automobiles	0.4
Commercial Services & Supplies	0.4
Electronic Equipment & Instruments	0.4
Life Sciences Tools & Services	0.4
Auto Components	0.3
Wireless Telecommunication Services	0.3
Construction & Engineering	0.2
Household Durables	0.2
Independent Power Producers & Energy Traders	0.2
Paper & Forest Products	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Airlines	0.1
Containers & Packaging	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1
Building Products	0.0	‡
Construction Materials	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	2.4
Other Assets, Less Liabilities	0.1

	100.0%

See Portfolio of Investments beginning on page M-302 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2011 (excluding short-term investments)

1.	ExxonMobil Corp.

2.	Apple, Inc.

3.	International Business Machines Corp.

4.	Chevron Corp.

5.	Microsoft Corp.
6.	General Electric Co.
7.	Procter & Gamble Co. (The)

8.	AT&T, Inc.

9.	Johnson & Johnson

10.	Pfizer, Inc.

M-300	MainStay VP S&P 500 Index Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Francis J. Ok and Lee Baker of Madison Square Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP S&P 500 Portfolio perform relative to its peers and its benchmark for the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP S&P 500 Portfolio returned 1.85% for Initial Class shares and 1.59% for Service Class shares. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the 1.71% return of the average Lipper1 Variable Products S&P 500 Index Objective Portfolio. Both share classes underperformed the 2.11% return of the S&P 500® Index1 for the 12 months ended December 31, 2011. The S&P 500® Index is the Portfolio’s broad-based securities-market index.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the MainStay VP S&P 500 Index Portfolio invested in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

During the reporting period, the S&P 500® industries that had the highest total returns were gas utilities, trading companies & distributors, and tobacco. The S&P 500® industries with the lowest total returns were diversified financial services, airlines and capital markets.

During the reporting period, which S&P 500® industries made the strongest contributions to the Portfolio’s performance and which industries made the weakest contributions?

During 2011, the S&P 500® industries that made the strongest contributions to the Portfolio’s performance were oil, gas & consumables fuels; pharmaceuticals; and IT services. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Portfolio’s performance were diversified financial services, capital markets and software.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual S&P 500® stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were oil, gas & consumable fuels companies Cabot Oil & Gas and El Paso and health care equipment & supplies company Intuitive Surgical.

Over the same period, the S&P 500® Index stocks with the lowest total returns were semiconductor equipment company First Solar; Internet software & services company Monster Worldwide; and oil, gas & consumable fuels company Alpha Natural Resources.

During the reporting period, which S&P 500® stocks

made the strongest contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

During 2011, the individual S&P 500® stocks that made the strongest positive contributions to the Portfolio’s absolute performance were computers & peripherals company Apple; oil, gas & consumable fuels company ExxonMobil; and IT services company International Business Machines.

Over the same period, the S&P 500® stocks that made the weakest contributions to the Portfolio’s absolute performance were diversified financial services companies Bank of America and Citigroup and capital markets company Goldman Sachs Group.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 20 additions to and 20 deletions from the S&P 500® Index. In terms of Index weight, significant additions included IT services company Accenture PLC and health care equipment & supplies company Covidien PLC. Significant deletions included biotechnology company Genzyme and diversified telecommunication services company Qwest Communications.

1.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-301

Portfolio of Investments††† December 31, 2011

	Shares	Value

Common Stocks 97.5%†
Aerospace & Defense 2.6%
Boeing Co. (The)	55,452	$4,067,404
General Dynamics Corp.	26,569	1,764,447
Goodrich Corp.	9,343	1,155,729
Honeywell International, Inc.	57,709	3,136,484
L-3 Communications Holdings, Inc.	7,451	496,833
Lockheed Martin Corp.	19,796	1,601,497
Northrop Grumman Corp.	19,494	1,140,009
Precision Castparts Corp.	10,758	1,772,811
Raytheon Co.	25,822	1,249,268
Rockwell Collins, Inc.	11,290	625,127
Textron, Inc.	20,754	383,742
United Technologies Corp.	67,602	4,941,030

		22,334,381

Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc.	12,249	854,735
Expeditors International of Washington, Inc.	15,819	647,946
FedEx Corp.	23,667	1,976,431
United Parcel Service, Inc. Class B	71,996	5,269,388

		8,748,500

Airlines 0.1%
Southwest Airlines Co.	58,084	497,199

Auto Components 0.3%
BorgWarner, Inc. (a)	8,186	521,776
Goodyear Tire & Rubber Co. (The) (a)	18,231	258,333
Johnson Controls, Inc.	50,762	1,586,820

		2,366,929

Automobiles 0.4%
Ford Motor Co. (a)	283,520	3,050,675
Harley-Davidson, Inc.	17,337	673,889

		3,724,564

Beverages 2.6%
Beam, Inc.	11,599	594,217
Brown-Forman Corp. Class B	7,525	605,838
Coca-Cola Co. (The)	169,453	11,856,626
Coca-Cola Enterprises, Inc.	23,279	600,133
Constellation Brands, Inc. Class A (a)	12,989	268,483
Dr. Pepper Snapple Group, Inc.	15,995	631,482
Molson Coors Brewing Co. Class B	11,753	511,726
PepsiCo., Inc.	116,644	7,739,329

		22,807,834

Biotechnology 1.2%
Amgen, Inc.	59,183	3,800,140
Biogen Idec, Inc. (a)	18,124	1,994,546
Celgene Corp. (a)	33,121	2,238,980
Gilead Sciences, Inc. (a)	56,041	2,293,758

		10,327,424

	Shares	Value

Building Products 0.0%‡
Masco Corp.	26,695	$279,764

Capital Markets 1.8%
Ameriprise Financial, Inc.	16,881	837,973
Bank of New York Mellon Corp. (The)	90,473	1,801,317
BlackRock, Inc.	7,474	1,332,166
Charles Schwab Corp. (The)	80,539	906,869
E*TRADE Financial Corp. (a)	18,942	150,778
Federated Investors, Inc. Class B	6,890	104,384
Franklin Resources, Inc.	10,860	1,043,212
Goldman Sachs Group, Inc. (The)	36,731	3,321,584
Invesco, Ltd.	33,648	675,988
Legg Mason, Inc.	9,281	223,208
Morgan Stanley	110,726	1,675,284
Northern Trust Corp.	17,980	713,087
State Street Corp.	36,704	1,479,538
T. Rowe Price Group, Inc.	18,849	1,073,451

		15,338,839

Chemicals 2.2%
Air Products & Chemicals, Inc.	15,702	1,337,653
Airgas, Inc.	5,098	398,052
CF Industries Holdings, Inc.	4,878	707,212
Dow Chemical Co. (The)	88,173	2,535,856
E.I. du Pont de Nemours & Co.	68,932	3,155,707
Eastman Chemical Co.	10,264	400,912
Ecolab, Inc.	22,394	1,294,597
FMC Corp.	5,254	452,054
International Flavors & Fragrances, Inc.	6,036	316,407
Monsanto Co.	39,946	2,799,016
Mosaic Co. (The)	22,214	1,120,252
PPG Industries, Inc.	11,521	961,888
Praxair, Inc.	22,365	2,390,819
Sherwin-Williams Co. (The)	6,425	573,560
Sigma-Aldrich Corp.	8,986	561,266

		19,005,251

Commercial Banks 2.6%
BB&T Corp.	52,011	1,309,117
Comerica, Inc.	14,823	382,433
Fifth Third Bancorp	68,623	872,885
First Horizon National Corp.	19,668	157,344
Huntington Bancshares, Inc.	64,467	353,924
KeyCorp	71,094	546,713
M&T Bank Corp.	9,373	715,535
PNC Financial Services Group, Inc.	39,252	2,263,663

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2011, excluding short-term investments. May be subject to change daily.

M-302	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
Regions Financial Corp.	93,923	$403,869
SunTrust Banks, Inc.	40,065	709,150
U.S. Bancorp	142,383	3,851,460
Wells Fargo & Co.	393,450	10,843,482
Zions Bancorp.	13,750	223,850

		22,633,425

Commercial Services & Supplies 0.4%
Avery Dennison Corp.	7,848	225,081
Cintas Corp.	8,227	286,382
Iron Mountain, Inc.	13,849	426,549
Pitney Bowes, Inc.	14,895	276,153
R.R. Donnelley & Sons Co.	14,011	202,179
Republic Services, Inc.	23,487	647,067
Stericycle, Inc. (a)	6,350	494,792
Waste Management, Inc.	34,344	1,123,392

		3,681,595

Communications Equipment 2.0%
Cisco Systems, Inc.	401,085	7,251,617
F5 Networks, Inc. (a)	5,930	629,291
Harris Corp.	8,640	311,386
JDS Uniphase Corp. (a)	17,095	178,472
Juniper Networks, Inc. (a)	39,245	800,990
Motorola Mobility Holdings, Inc. (a)	19,666	763,041
Motorola Solutions, Inc.	21,373	989,356
QUALCOMM, Inc.	125,411	6,859,982

		17,784,135

Computers & Peripherals 4.5%
♦Apple, Inc. (a)	69,342	28,083,510
Dell, Inc. (a)	113,930	1,666,796
EMC Corp. (a)	152,198	3,278,345
Hewlett-Packard Co.	148,245	3,818,791
Lexmark International, Inc. Class A	5,357	177,156
NetApp, Inc. (a)	26,755	970,404
SanDisk Corp. (a)	17,928	882,237
Western Digital Corp. (a)	17,443	539,861

		39,417,100

Construction & Engineering 0.2%
Fluor Corp.	12,658	636,064
Jacobs Engineering Group, Inc. (a)	9,560	387,945
Quanta Services, Inc. (a)	15,678	337,704

		1,361,713

Construction Materials 0.0%‡
Vulcan Materials Co.	9,642	379,413

Consumer Finance 0.8%
American Express Co.	75,391	3,556,194
Capital One Financial Corp.	34,296	1,450,378
Discover Financial Services	41,008	984,192
SLM Corp.	37,956	508,610

		6,499,374

	Shares	Value

Containers & Packaging 0.1%
Ball Corp.	12,135	$433,341
Bemis Co., Inc.	7,683	231,105
Owens-Illinois, Inc. (a)	12,254	237,482
Sealed Air Corp.	14,695	252,901

		1,154,829

Distributors 0.1%
Genuine Parts Co.	11,613	710,716

Diversified Consumer Services 0.1%
Apollo Group, Inc. Class A (a)	8,671	467,107
DeVry, Inc.	4,517	173,724
H&R Block, Inc.	21,853	356,859

		997,690

Diversified Financial Services 2.6%
Bank of America Corp.	756,222	4,204,594
Citigroup, Inc.	218,133	5,739,079
CME Group, Inc.	4,953	1,206,897
IntercontinentalExchange, Inc. (a)	5,421	653,502
JPMorgan Chase & Co.	283,495	9,426,209
Leucadia National Corp.	14,781	336,120
Moody’s Corp.	14,576	490,920
NASDAQ OMX Group, Inc. (The) (a)	9,518	233,286
NYSE Euronext	19,547	510,177

		22,800,784

Diversified Telecommunication Services 2.8%
♦AT&T, Inc.	442,130	13,370,011
CenturyLink, Inc.	46,079	1,714,139
Frontier Communications Corp.	74,245	382,362
Verizon Communications, Inc.	211,223	8,474,267
Windstream Corp.	43,482	510,478

		24,451,257

Electric Utilities 2.0%
American Electric Power Co., Inc.	36,029	1,488,358
Duke Energy Corp.	99,433	2,187,526
Edison International	24,308	1,006,351
Entergy Corp.	13,140	959,877
Exelon Corp.	49,466	2,145,340
FirstEnergy Corp.	31,202	1,382,249
NextEra Energy, Inc.	31,525	1,919,242
Northeast Utilities	13,208	476,413
Pepco Holdings, Inc.	16,933	343,740
Pinnacle West Capital Corp.	8,146	392,474
PPL Corp.	43,146	1,269,355
Progress Energy, Inc.	22,010	1,233,000
Southern Co.	64,307	2,976,771

		17,780,696

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-303

Portfolio of Investments††† December 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)
Electrical Equipment 0.5%
Cooper Industries PLC	11,796	$638,753
Emerson Electric Co.	54,893	2,557,465
Rockwell Automation, Inc.	10,588	776,842
Roper Industries, Inc.	7,198	625,290

		4,598,350

Electronic Equipment & Instruments 0.4%
Amphenol Corp. Class A	12,366	561,293
Corning, Inc.	117,253	1,521,944
FLIR Systems, Inc.	11,638	291,765
Jabil Circuit, Inc.	13,669	268,732
Molex, Inc.	10,230	244,088
TE Connectivity, Ltd.	31,668	975,691

		3,863,513

Energy Equipment & Services 1.9%
Baker Hughes, Inc.	32,564	1,583,913
Cameron International Corp. (a)	18,294	899,882
Diamond Offshore Drilling, Inc.	5,186	286,578
FMC Technologies, Inc. (a)	17,778	928,545
Halliburton Co.	68,652	2,369,181
Helmerich & Payne, Inc.	7,994	466,530
Nabors Industries, Ltd. (a)	21,454	372,012
National-Oilwell Varco, Inc.	31,622	2,149,980
Noble Corp. (a)	18,834	569,163
Rowan Cos., Inc. (a)	9,325	282,827
Schlumberger, Ltd.	100,134	6,840,154

		16,748,765

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	32,333	2,693,986
CVS Caremark Corp.	97,113	3,960,268
Kroger Co. (The)	44,552	1,079,050
Safeway, Inc.	25,359	533,553
SUPERVALU, Inc.	15,834	128,572
Sysco Corp.	44,012	1,290,872
Wal-Mart Stores, Inc.	130,311	7,787,385
Walgreen Co.	66,349	2,193,498
Whole Foods Market, Inc.	11,919	829,324

		20,496,508

Food Products 1.9%
Archer-Daniels-Midland Co.	49,837	1,425,338
Campbell Soup Co.	13,380	444,751
ConAgra Foods, Inc.	30,925	816,420
Dean Foods Co. (a)	13,706	153,507
General Mills, Inc.	48,007	1,939,963
H.J. Heinz Co.	23,892	1,291,124
Hershey Co. (The)	11,421	705,589
Hormel Foods Corp.	10,290	301,394
J.M. Smucker Co. (The)	8,493	663,898
Kellogg Co.	18,489	934,989
Kraft Foods, Inc. Class A	131,814	4,924,571

	Shares	Value
Food Products (continued)
McCormick & Co., Inc.	9,898	$499,057
Mead Johnson Nutrition Co.	15,188	1,043,871
Sara Lee Corp.	44,075	833,899
Tyson Foods, Inc. Class A	21,796	449,870

		16,428,241

Gas Utilities 0.1%
AGL Resources, Inc.	8,709	368,042
ONEOK, Inc.	7,684	666,126

		1,034,168

Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	42,069	2,081,574
Becton, Dickinson & Co.	16,033	1,197,986
Boston Scientific Corp. (a)	110,533	590,246
C.R. Bard, Inc.	6,400	547,200
CareFusion Corp. (a)	16,758	425,821
Covidien PLC	35,993	1,620,045
DENTSPLY International, Inc.	10,561	369,529
Edwards Lifesciences Corp. (a)	8,511	601,728
Intuitive Surgical, Inc. (a)	2,909	1,346,896
Medtronic, Inc.	78,737	3,011,690
St. Jude Medical, Inc.	23,799	816,306
Stryker Corp.	24,268	1,206,362
Varian Medical Systems, Inc. (a)	8,398	563,758
Zimmer Holdings, Inc. (a)	13,368	714,119

		15,093,260

Health Care Providers & Services 2.1%
Aetna, Inc.	27,031	1,140,438
AmerisourceBergen Corp.	19,275	716,837
Cardinal Health, Inc.	25,778	1,046,845
CIGNA Corp.	21,298	894,516
Coventry Health Care, Inc. (a)	10,764	326,903
DaVita, Inc. (a)	6,976	528,851
Express Scripts, Inc. (a)	36,298	1,622,158
Humana, Inc.	12,199	1,068,754
Laboratory Corp. of America Holdings (a)	7,394	635,662
McKesson Corp.	18,321	1,427,389
Medco Health Solutions, Inc. (a)	28,885	1,614,671
Patterson Cos., Inc.	6,536	192,943
Quest Diagnostics, Inc.	11,770	683,366
Tenet Healthcare Corp. (a)	32,406	166,243
UnitedHealth Group, Inc.	79,535	4,030,834
WellPoint, Inc.	25,953	1,719,386

		17,815,796

Health Care Technology 0.1%
Cerner Corp. (a)	10,870	665,788

M-304	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure 2.0%
Carnival Corp.	33,762	$1,101,992
Chipotle Mexican Grill, Inc. Class A (a)	2,335	788,623
Darden Restaurants, Inc.	9,835	448,279
International Game Technology	22,203	381,892
Marriott International, Inc. Class A	20,003	583,487
McDonald’s Corp.	76,341	7,659,292
Starbucks Corp.	55,613	2,558,754
Starwood Hotels & Resorts Worldwide, Inc.	14,337	687,746
Wyndham Worldwide Corp.	11,387	430,770
Wynn Resorts, Ltd.	5,908	652,775
Yum! Brands, Inc.	34,357	2,027,407

		17,321,017

Household Durables 0.2%
D.R. Horton, Inc.	20,750	261,658
Harman International Industries, Inc.	5,230	198,949
Leggett & Platt, Inc.	10,380	239,155
Lennar Corp. Class A	11,999	235,780
Newell Rubbermaid, Inc.	21,599	348,824
Pulte Group, Inc. (a)	25,132	158,583
Whirlpool Corp.	5,703	270,607

		1,713,556

Household Products 2.3%
Clorox Co. (The)	9,841	655,017
Colgate-Palmolive Co.	36,110	3,336,203
Kimberly-Clark Corp.	29,403	2,162,885
♦Procter & Gamble Co. (The)	205,272	13,693,695

		19,847,800

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The) (a)	48,103	569,540
Constellation Energy Group, Inc.	15,038	596,557
NRG Energy, Inc. (a)	17,157	310,885

		1,476,982

Industrial Conglomerates 2.5%
3M Co.	52,289	4,273,580
Danaher Corp.	42,502	1,999,294
♦General Electric Co.	787,668	14,107,134
Tyco International, Ltd.	34,468	1,610,000

		21,990,008

Insurance 3.5%
ACE, Ltd.	25,130	1,762,116
Aflac, Inc.	34,826	1,506,573
Allstate Corp. (The)	37,704	1,033,467
American International Group, Inc. (a)	32,591	756,111
AON Corp.	24,120	1,128,816
Assurant, Inc.	6,872	282,164
Berkshire Hathaway, Inc. Class B (a)	131,166	10,007,966
Chubb Corp. (The)	20,747	1,436,107

	Shares	Value

Insurance (continued)
Cincinnati Financial Corp.	12,092	$368,322
Genworth Financial, Inc. Class A (a)	36,628	239,913
Hartford Financial Services Group, Inc. (The)	33,256	540,410
Lincoln National Corp.	22,507	437,086
Loews Corp.	22,782	857,742
Marsh & McLennan Cos., Inc.	40,137	1,269,132
MetLife, Inc.	78,908	2,460,352
Principal Financial Group, Inc.	22,767	560,068
Progressive Corp. (The)	46,011	897,675
Prudential Financial, Inc.	35,215	1,764,976
Torchmark Corp.	7,606	330,024
Travelers Cos., Inc. (The)	30,796	1,822,199
Unum Group	21,814	459,621
XL Group PLC	23,913	472,760

		30,393,600

Internet & Catalog Retail 0.8%
Amazon.com, Inc. (a)	27,143	4,698,453
Expedia, Inc.	7,073	205,259
Netflix, Inc. (a)	4,130	286,168
Priceline.com, Inc. (a)	3,714	1,737,075
TripAdvisor, Inc. (a)	7,073	178,310

		7,105,265

Internet Software & Services 2.0%
Akamai Technologies, Inc. (a)	13,387	432,132
eBay, Inc. (a)	85,720	2,599,888
Google, Inc. Class A (a)	18,848	12,173,923
VeriSign, Inc.	11,868	423,925
Yahoo!, Inc. (a)	92,537	1,492,622

		17,122,490

IT Services 3.8%
Accenture PLC Class A	47,817	2,545,299
Automatic Data Processing, Inc.	36,461	1,969,259
Cognizant Technology Solutions Corp. Class A (a)	22,540	1,449,548
Computer Sciences Corp.	11,569	274,185
Fidelity National Information Services, Inc.	18,098	481,226
Fiserv, Inc. (a)	10,509	617,299
♦International Business Machines Corp.	87,935	16,169,488
MasterCard, Inc. Class A	7,954	2,965,410
Paychex, Inc.	24,063	724,537
SAIC, Inc. (a)	20,607	253,260
Teradata Corp. (a)	12,489	605,841
Total System Services, Inc.	12,095	236,578
Visa, Inc. Class A	37,944	3,852,454
Western Union Co. (The)	46,193	843,484

		32,987,868

Leisure Equipment & Products 0.1%
Hasbro, Inc.	8,661	276,199
Mattel, Inc.	25,266	701,384

		977,583

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-305

Portfolio of Investments††† December 31, 2011 (continued)

	Shares	Value

Common Stocks (continued)
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc. (a)	25,905	$904,862
Life Technologies Corp. (a)	13,296	517,348
PerkinElmer, Inc.	8,437	168,740
Thermo Fisher Scientific, Inc. (a)	28,223	1,269,188
Waters Corp. (a)	6,685	495,024

		3,355,162

Machinery 2.0%
Caterpillar, Inc.	48,243	4,370,816
Cummins, Inc.	14,388	1,266,432
Deere & Co.	30,882	2,388,723
Dover Corp.	13,831	802,889
Eaton Corp.	24,934	1,085,377
Flowserve Corp.	4,145	411,681
Illinois Tool Works, Inc.	36,050	1,683,895
Ingersoll-Rand PLC	23,291	709,677
Joy Global, Inc.	7,841	587,840
PACCAR, Inc.	26,726	1,001,423
Pall Corp.	8,591	490,976
Parker Hannifin Corp.	11,272	859,490
Snap-On, Inc.	4,340	219,691
Stanley Black & Decker, Inc.	12,602	851,895
Xylem, Inc.	13,770	353,751

		17,084,556

Media 3.0%
Cablevision Systems Corp. Class A	16,471	234,218
CBS Corp. Class B	48,825	1,325,111
Comcast Corp. Class A	203,296	4,820,148
DIRECTV Class A (a)	52,642	2,250,972
Discovery Communications, Inc. Class A (a)	19,717	807,805
Gannett Co., Inc.	17,778	237,692
Interpublic Group of Cos., Inc. (The)	34,407	334,780
McGraw-Hill Cos., Inc. (The)	21,890	984,393
News Corp. Class A	163,613	2,918,856
Omnicom Group, Inc.	20,583	917,590
Scripps Networks Interactive Class A	7,257	307,842
Time Warner Cable, Inc.	23,808	1,513,475
Time Warner, Inc.	74,674	2,698,718
Viacom, Inc. Class B	41,200	1,870,892
Walt Disney Co. (The)	134,035	5,026,312
Washington Post Co. Class B	363	136,782

		26,385,586

Metals & Mining 0.9%
Alcoa, Inc.	79,406	686,862
Allegheny Technologies, Inc.	7,935	379,293
Cliffs Natural Resources, Inc.	10,670	665,274
Freeport-McMoRan Copper & Gold, Inc.	70,722	2,601,862
Newmont Mining Corp.	36,917	2,215,389
Nucor Corp.	23,629	935,000

	Shares	Value

Metals & Mining (continued)
Titanium Metals Corp.	6,143	$92,022
United States Steel Corp.	10,743	284,260

		7,859,962

Multi-Utilities 1.4%
Ameren Corp.	18,073	598,758
CenterPoint Energy, Inc.	31,778	638,420
CMS Energy Corp.	18,801	415,126
Consolidated Edison, Inc.	21,853	1,355,542
Dominion Resources, Inc.	42,498	2,255,794
DTE Energy Co.	12,628	687,595
Integrys Energy Group, Inc.	5,813	314,948
NiSource, Inc.	20,973	499,367
PG&E Corp.	30,282	1,248,224
Public Service Enterprise Group, Inc.	37,745	1,245,962
SCANA Corp.	8,609	387,922
Sempra Energy	17,881	983,455
TECO Energy, Inc.	16,098	308,116
Wisconsin Energy Corp.	17,255	603,235
Xcel Energy, Inc.	36,182	1,000,070

		12,542,534

Multiline Retail 0.8%
Big Lots, Inc. (a)	4,891	184,684
Dollar Tree, Inc. (a)	8,880	738,017
Family Dollar Stores, Inc.	8,758	504,986
J.C. Penney Co., Inc.	10,663	374,804
Kohl’s Corp.	18,908	933,110
Macy’s, Inc.	31,322	1,007,942
Nordstrom, Inc.	12,070	600,000
Sears Holdings Corp. (a)	2,871	91,240
Target Corp.	50,107	2,566,481

		7,001,264

Office Electronics 0.1%
Xerox Corp.	103,486	823,749

Oil, Gas & Consumable Fuels 10.0%
Alpha Natural Resources, Inc. (a)	16,399	335,032
Anadarko Petroleum Corp.	37,153	2,835,888
Apache Corp.	28,654	2,595,479
Cabot Oil & Gas Corp.	7,796	591,716
Chesapeake Energy Corp.	49,187	1,096,378
♦Chevron Corp.	148,582	15,809,125
ConocoPhillips	99,061	7,218,575
CONSOL Energy, Inc.	16,923	621,074
Denbury Resources, Inc. (a)	29,639	447,549
Devon Energy Corp.	30,134	1,868,308
El Paso Corp.	57,538	1,528,785
EOG Resources, Inc.	20,059	1,976,012
EQT Corp.	11,149	610,854
♦ExxonMobil Corp.	357,614	30,311,363
Hess Corp.	22,234	1,262,891

M-306	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Oil Corp.	52,504	$1,536,792
Marathon Petroleum Corp.	26,599	885,481
Murphy Oil Corp.	14,438	804,774
Newfield Exploration Co. (a)	9,885	372,961
Noble Energy, Inc.	13,098	1,236,320
Occidental Petroleum Corp.	60,566	5,675,034
Peabody Energy Corp.	20,209	669,120
Pioneer Natural Resources Co.	9,131	817,042
QEP Resources, Inc.	13,202	386,819
Range Resources Corp.	11,671	722,902
Southwestern Energy Co. (a)	25,917	827,789
Spectra Energy Corp.	48,521	1,492,021
Sunoco, Inc.	7,965	326,724
Tesoro Corp. (a)	10,611	247,873
Valero Energy Corp.	41,760	879,048
Williams Cos., Inc.	43,975	1,452,054

		87,441,783

Paper & Forest Products 0.2%
International Paper Co.	32,609	965,226
MeadWestvaco Corp.	12,739	381,533

		1,346,759

Personal Products 0.2%
Avon Products, Inc.	32,139	561,468
Estee Lauder Cos., Inc. (The) Class A	8,333	935,963

		1,497,431

Pharmaceuticals 6.1%
Abbott Laboratories	116,225	6,535,332
Allergan, Inc.	22,758	1,996,787
Bristol-Myers Squibb Co.	126,426	4,455,252
Eli Lilly & Co.	76,013	3,159,100
Forest Laboratories, Inc. (a)	19,932	603,142
Hospira, Inc. (a)	12,288	373,187
♦Johnson & Johnson	203,744	13,361,531
Merck & Co., Inc.	227,401	8,573,018
Mylan, Inc. (a)	31,821	682,879
Perrigo Co.	6,953	676,527
♦Pfizer, Inc.	573,513	12,410,821
Watson Pharmaceuticals, Inc. (a)	9,487	572,446

		53,400,022

Professional Services 0.1%
Dun & Bradstreet Corp.	3,627	271,409
Equifax, Inc.	9,034	349,977
Robert Half International, Inc.	10,666	303,554

		924,940

Real Estate Investment Trusts 1.8%
Apartment Investment & Management Co. Class A	9,021	206,671

	Shares	Value

Real Estate Investment Trusts (continued)
AvalonBay Communities, Inc.	7,094	$926,476
Boston Properties, Inc.	11,014	1,096,994
Equity Residential	22,131	1,262,131
HCP, Inc.	30,424	1,260,466
Health Care REIT, Inc.	14,159	772,090
Host Hotels & Resorts, Inc.	52,691	778,246
Kimco Realty Corp.	30,361	493,063
Plum Creek Timber Co., Inc.	12,033	439,927
ProLogis, Inc.	34,190	977,492
Public Storage	10,593	1,424,335
Simon Property Group, Inc.	21,920	2,826,365
Ventas, Inc.	21,481	1,184,248
Vornado Realty Trust	13,765	1,057,978
Weyerhaeuser Co.	40,021	747,192

		15,453,674

Real Estate Management & Development 0.0%‡
CBRE Group, Inc. (a)	24,196	368,263

Road & Rail 0.9%
CSX Corp.	78,335	1,649,735
Norfolk Southern Corp.	25,076	1,827,037
Ryder System, Inc.	3,814	202,676
Union Pacific Corp.	36,042	3,818,290

		7,497,738

Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc. (a)	43,677	235,856
Altera Corp.	23,939	888,137
Analog Devices, Inc.	22,230	795,389
Applied Materials, Inc.	97,412	1,043,282
Broadcom Corp. Class A (a)	36,193	1,062,626
First Solar, Inc. (a)	4,385	148,038
Intel Corp.	379,906	9,212,720
KLA-Tencor Corp.	12,435	599,989
Linear Technology Corp.	16,993	510,300
LSI Corp. (a)	42,041	250,144
Microchip Technology, Inc.	14,260	522,344
Micron Technology, Inc. (a)	73,681	463,453
Novellus Systems, Inc. (a)	4,968	205,129
NVIDIA Corp. (a)	45,560	631,462
Teradyne, Inc. (a)	13,732	187,167
Texas Instruments, Inc.	85,251	2,481,657
Xilinx, Inc.	19,582	627,799

		19,865,492

Software 3.4%
Adobe Systems, Inc. (a)	36,625	1,035,389
Autodesk, Inc. (a)	16,921	513,214
BMC Software, Inc. (a)	12,698	416,240
CA, Inc.	27,608	558,096
Citrix Systems, Inc. (a)	13,914	844,858
Electronic Arts, Inc. (a)	24,727	509,376

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-307

Portfolio of Investments††† December 31, 2011 (continued)

	Shares	Value

Common Stocks (continued)
Software (continued)
Intuit, Inc.	22,177	$1,166,288
♦Microsoft Corp.	558,582	14,500,789
Oracle Corp.	293,569	7,530,045
Red Hat, Inc. (a)	14,387	594,039
Salesforce.com, Inc. (a)	10,147	1,029,515
Symantec Corp. (a)	54,999	860,734

		29,558,583

Specialty Retail 1.9%
Abercrombie & Fitch Co. Class A	6,413	313,211
AutoNation, Inc. (a)	3,549	130,852
AutoZone, Inc. (a)	2,083	676,912
Bed Bath & Beyond, Inc. (a)	17,911	1,038,301
Best Buy Co., Inc.	21,895	511,686
Carmax, Inc. (a)	16,894	514,929
GameStop Corp. Class A (a)	10,326	249,166
Gap, Inc. (The)	25,885	480,167
Home Depot, Inc. (The)	115,014	4,835,188
Limited Brands, Inc.	18,351	740,463
Lowe’s Cos., Inc.	93,452	2,371,812
O’Reilly Automotive, Inc. (a)	9,574	765,441
Orchard Supply Hardware Stores Corp. Class A (a)(b)	129	21
Ross Stores, Inc.	17,249	819,845
Staples, Inc.	52,183	724,822
Tiffany & Co.	9,472	627,615
TJX Cos., Inc.	28,138	1,816,308
Urban Outfitters, Inc. (a)	8,284	228,307

		16,845,046

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	21,773	1,329,024
NIKE, Inc. Class B	27,675	2,667,040
Ralph Lauren Corp.	4,812	664,441
VF Corp.	6,505	826,070

		5,486,575

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	39,354	245,962
People’s United Financial, Inc.	26,907	345,755

		591,717

Tobacco 1.9%
Altria Group, Inc.	153,427	4,549,111
Lorillard, Inc.	10,073	1,148,322
Philip Morris International, Inc.	129,594	10,170,537
Reynolds American, Inc.	25,224	1,044,778

		16,912,748

Trading Companies & Distributors 0.2%
Fastenal Co.	22,025	960,510
W.W. Grainger, Inc.	4,527	847,409

		1,807,919

	Shares	Value

Wireless Telecommunication Services 0.3%
American Tower Corp. Class A	29,323	$1,759,673
MetroPCS Communications, Inc. (a)	21,892	190,023
Sprint Nextel Corp. (a)	223,513	523,020

		2,472,716

Total Common Stocks (Cost $515,309,501)		849,288,189	(c)

Convertible Preferred Stock 0.0%‡
Specialty Retail 0.0%‡
Orchard Supply Hardware Stores Corp. (b)	129	21

Total Convertible Preferred Stock (Cost $928)		21

	Principal Amount
Short-Term Investments 2.4%
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $47,069 (Collateralized by a Federal National Mortgage Association security with a rate of 1.00% and a maturity date of 12/5/14, with a Principal Amount of $50,000 and a Market Value of $50,063)	$47,069	47,069

Total Repurchase Agreement (Cost $47,069)		47,069

U.S. Government 2.4%
United States Treasury Bills 0.003%, due 1/12/12 (d)(e)	17,900,000	17,899,984
0.01%, due 1/26/12 (d)(e)	3,000,000	2,999,979

Total U.S. Government (Cost $20,899,963)		20,899,963

Total Short-Term Investments (Cost $20,947,032)		20,947,032

Total Investments (Cost $536,257,461) (g)	99.9%	870,235,242
Other Assets, Less Liabilities	0.1	707,556
Net Assets	100.0%	$870,942,798
	Contracts Long	Unrealized Appreciation (Depreciation) (f)
Futures Contracts 0.0%‡
Standard & Poor’s 500 Index Mini March 2012	331	$385,725

Total Futures Contracts (Settlement Value $20,730,530) (c)		$385,725

M-308	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Fair valued security. The total market value of these securities at December 31, 2011 is $42, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(c)	The combined market value of common stocks and settlement value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the portfolio’s net assets.
(d)	Represents a security, or a portion thereof, which is maintained at the broker as collateral for futures contracts.

(e)	Interest rate presented is yield to maturity.

(f)	Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 2011.

(g)	At December 31, 2011, cost is $562,402,516 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$364,970,267
Gross unrealized depreciation	(57,137,541)

Net unrealized appreciation	$307,832,726

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$849,288,168	$—	$21	$849,288,189
Convertible Preferred Stock (c)	—	—	21	21
Short-Term Investments
Repurchase Agreement	—	47,069	—	47,069
U.S. Government	—	20,899,963	—	20,899,963

Total Short-Term Investments	—	20,947,032	—	20,947,032

Total Investments in Securities	849,288,168	20,947,032	42	870,235,242

Other Financial Instruments
Futures Contracts Long (d)	385,725	—	—	385,725

Total Investments in Securities and Other Financial Instruments	$849,673,893	$20,947,032	$42	$870,620,967

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $21 is held in Specialty Retail within the Common Stocks section of the Portfolio of Investments.

(c)	The Level 3 security valued at $21 is held in Specialty Retail within the Convertible Preferred Stock section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-309

Portfolio of Investments††† December 31, 2011 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2011 (a)
Common Stocks
Specialty Retail	$—	$—	$—	$—	$928	$—	$—	$—	$21	$(907)
Convertible Preferred Stock
Specialty Retail	—	—	—	—	928	—	—	—	21	(907)

Total	$—	$—	$—	$—	$1,856	$—	$—	$—	$42	($1,814)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-310	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $536,257,461)	$870,235,242
Receivables:
Dividends and interest	1,281,133
Fund shares sold	103,182
Other assets	13,925

Total assets	871,633,482

Liabilities
Payables:
Fund shares redeemed	238,473
Manager (See Note 3)	183,790
Variation margin on futures contracts	78,829
Shareholder communication	62,509
Professional fees	56,008
NYLIFE Distributors (See Note 3)	47,813
Custodian	3,830
Trustees	1,660
Accrued expenses	17,772

Total liabilities	690,684

Net assets	$870,942,798

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$34,288
Additional paid-in capital	638,430,239

638,464,527
Undistributed net investment income	15,596,644
Accumulated net realized gain (loss) on investments and futures transactions	(117,481,879)
Net unrealized appreciation (depreciation) on investments and futures contracts	334,363,506

Net assets	$870,942,798

Initial Class
Net assets applicable to outstanding shares	$644,141,123

Shares of beneficial interest outstanding	25,338,146

Net asset value per share outstanding	$25.42

Service Class
Net assets applicable to outstanding shares	$226,801,675

Shares of beneficial interest outstanding	8,949,432

Net asset value per share outstanding	$25.34

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-311

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Dividends	$18,883,677
Interest	11,330

Total income	18,895,007

Expenses
Manager (See Note 3)	2,769,472
Distribution and service - Service Class (See Note 3)	595,315
Shareholder communication	175,224
Professional fees	104,966
Custodian	34,118
Trustees	25,473
Miscellaneous	53,835

Total expenses before waiver/reimbursement	3,758,403
Expense waiver/reimbursement from Manager (See Note 3)	(461,611)

Net expenses	3,296,792

Net investment income (loss)	15,598,215

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	13,645,648
Futures transactions	2,514,814

Net realized gain (loss) on investments and futures transactions	16,160,462

Net change in unrealized appreciation (depreciation) on:
Investments	(14,090,228)
Futures contracts	(152,935)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(14,243,163)

Net realized and unrealized gain (loss) on investments and futures transactions	1,917,299

Net increase (decrease) in net assets resulting from operations	$17,515,514

M-312	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,598,215	$15,008,314
Net realized gain (loss) on investments and futures transactions	16,160,462	6,880,810
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(14,243,163)	103,483,298

Net increase (decrease) in net assets resulting from operations	17,515,514	125,372,422

Dividends to shareholders:
From net investment income:
Initial Class	(11,366,034)	(12,153,990)
Service Class	(3,431,463)	(3,577,921)

Total dividends to shareholders	(14,797,497)	(15,731,911)

Capital share transactions:
Net proceeds from sale of shares	30,643,617	28,214,228
Net asset value of shares issued to shareholders in reinvestment of dividends	14,797,497	15,731,911
Cost of shares redeemed	(139,430,511)	(121,897,210)

Increase (decrease) in net assets derived from capital share transactions	(93,989,397)	(77,951,071)

Net increase (decrease) in net assets	(91,271,380)	31,689,440

Net Assets
Beginning of year	962,214,178	930,524,738

End of year	$870,942,798	$962,214,178

Undistributed net investment income at end of year	$15,596,644	$14,942,427

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-313

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$25.45	$22.58	$18.35	$30.05	$29.01

Net investment income (loss) (a)	0.45	0.40	0.39	0.51	0.53
Net realized and unrealized gain (loss) on investments	(0.03)	2.90	4.40	(11.61)	1.00

Total from investment operations	0.42	3.30	4.79	(11.10)	1.53

Less dividends:
From net investment income	(0.45)	(0.43)	(0.56)	(0.60)	(0.49)

Net asset value at end of year	$25.42	$25.45	$22.58	$18.35	$30.05

Total investment return	1.85%	14.73%	26.26%	(37.01%)	5.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75%	1.71%	1.99%	2.04%	1.73%
Net expenses	0.29%	0.30%	0.30%	0.30%	0.28%
Expenses (before waiver/reimbursement)	0.34%	0.35%	0.35%	0.35%	0.33%
Portfolio turnover rate	4%	4%	15%	5%	4%
Net assets at end of year (in 000’s)	$644,141	$719,103	$709,736	$630,244	$1,134,325

(a)	Per share data based on average shares outstanding during the year.

M-314	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$25.36	$22.52	$18.30	$29.91	$28.90

Net investment income (loss) (a)	0.39	0.34	0.34	0.45	0.45
Net realized and unrealized gain (loss) on investments	(0.03)	2.88	4.38	(11.54)	0.99

Total from investment operations	0.36	3.22	4.72	(11.09)	1.44

Less dividends:
From net investment income	(0.38)	(0.38)	(0.50)	(0.52)	(0.43)

Net asset value at end of year	$25.34	$25.36	$22.52	$18.30	$29.91

Total investment return	1.59%	14.44%	25.95%	(37.17%)	4.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.50%	1.46%	1.74%	1.79%	1.49%
Net expenses	0.54%	0.55%	0.55%	0.55%	0.53%
Expenses (before waiver/reimbursement)	0.59%	0.60%	0.60%	0.60%	0.58%
Portfolio turnover rate	4%	4%	15%	5%	4%
Net assets at end of year (in 000’s)	$226,802	$243,111	$220,788	$179,715	$301,185

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-315

MainStay VP U.S. Small Cap Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2011

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	–2.75%	4.26%	4.93%	0.85%
Service Class Shares[3]	–2.99	4.00	4.67	1.10

Benchmark Performance	One Year	Five Years	Ten Years
Russell 2500™ Index[4]	–2.51%	1.24%	6.57%
Average Lipper Variable Products Small-Cap Core Portfolio[5]	–3.49	0.03	5.01

1.	Performance figures shown for the ten-year period ended December 31, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.92% for Initial Class shares and 4.66% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per share growth value compared to the S&P SmallCap 600® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-316	MainStay VP U.S. Small Cap Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Small Cap Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$922.30	$4.07	$1,021.00	$4.28

Service Class Shares	$1,000.00	$921.10	$5.28	$1,019.70	$5.55

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.84% for Initial Class and 1.09% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com	M-317

Industry Composition as of December 31, 2011 (Unaudited)

Machinery	10.8%
Specialty Retail	5.6
Health Care Equipment & Supplies	5.1
Commercial Banks	4.6
Aerospace & Defense	4.4
Textiles, Apparel & Luxury Goods	4.2
Electric Utilities	4.0
Multi-Utilities	3.5
IT Services	3.4
Exchange Traded Funds	3.3
Auto Components	3.2
Building Products	3.2
Food Products	3.2
Biotechnology	2.3
Chemicals	2.3
Hotels, Restaurants & Leisure	2.2
Pharmaceuticals	2.2
Road & Rail	2.2
Electronic Equipment & Instruments	2.1

Thrifts & Mortgage Finance	2.1%
Health Care Providers & Services	2.0
Insurance	1.7
Diversified Consumer Services	1.6
Software	1.6
Energy Equipment & Services	1.5
Semiconductors & Semiconductor Equipment	1.5
Computers & Peripherals	1.4
Diversified Financial Services	1.4
Communications Equipment	1.3
Real Estate Investment Trusts	1.1
Containers & Packaging	1.0
Diversified Telecommunication Services	1.0
Wireless Telecommunication Services	1.0
Capital Markets	0.8
Household Durables	0.7
Professional Services	0.7
Short-Term Investment	6.0
Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page M-321 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2011 (excluding short-term investment)

1.	Woodward, Inc.

2.	Alkermes PLC

3.	iShares Russell 2000 Index Fund

4.	Corn Products International, Inc.

5.	NeuStar, Inc. Class A

6.	Endo Pharmaceuticals Holdings, Inc.

7.	Great Plains Energy, Inc.

8.	Vectren Corp.

9.	Westar Energy, Inc.

10.	Mueller Industries, Inc.

M-318	MainStay VP U.S. Small Cap Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by David Pearl, Michael Welhoelter, CFA, William Priest, CFA, and Janet K. Navon of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay VP U.S. Small Cap Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP U.S. Small Cap Portfolio returned –2.75% for Initial Class shares and –2.99% for Service Class shares. Over the same period, both share classes outperformed the –3.49% return of the average Lipper1 Variable Products Small-Cap Core Portfolio. Both share classes underperformed the –2.51% return of the Russell 2500™ Index1 for the 12 months ended December 31, 2011. The Russell 2500™ Index is the Portfolio’s broad-based securities-market index.

Were there any changes in the Portfolio’s day-to-day management during the reporting period?

Effective August 1, 2011, Janet K. Navon, Director of Research, became an additional portfolio manager for the Portfolio. For more information, please see the prospectus supplement dated August 1, 2011.

What factors affected the Portfolio’s relative perfor-mance during the reporting period?

The Portfolio owned a handful of securities that rose over 40% during the year. In some cases, returns were due to strong operating results at the company; in others, the company agreed to be acquired at a premium. Stock selection was particularly effective in the industrials and health care sectors. Investments in oil services companies hindered results as did stock selection in the financials sector.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest sector contributions to the Portfolio’s performance relative to the Russell 2500™ Index came from industrials, health care and utilities. (Contributions take weightings and total returns into account.) The Portfolio provided a strong return in each of these sectors. Having greater-than-benchmark expo-

sure to the utilities sector also helped the Portfolio’s relative results.

The sectors that detracted the most from the Portfolio’s relative performance were energy, financials and consumer staples. Stock selection in each of these sectors was weak relative to the benchmark. Having less exposure to the consumer staples sector than the Russell 2500™ Index also hindered returns.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance included SonoSite, NeuStar and Varian Semiconductor Equipment Associates. SonoSite, a maker of portable ultrasound equipment, agreed to be acquired by Fujifilm. NeuStar, which routes phone calls and text messages, saw its shares rise on continued robust sales and the company’s acquisition of Targus Information. Varian, which makes equipment for the production of semiconductors, was acquired by Applied Materials.

The stocks that detracted the most from absolute performance included Cal Dive International, THQ and DTS, all of which declined sharply over the year. Oil services company Cal Dive International suffered from the slower issuance of drilling permits that followed the BP oil spill in the Gulf of Mexico. THQ is a video game developer that experienced weaker-than-expected sales, forcing the company to make price concessions. We exited the Portfolio’s position during the fourth quarter of 2011. DTS is a technology company specializing in digital audio entertainment. The company’s shares declined during the reporting period, along with shares of other companies in the digital audio entertainment field.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio made a number of significant purchases over the course of the year. We purchased shares of Great Plains Energy, an electric utility, for the company’s consistent cash generation and high dividend yield. We purchased shares of Bank of Hawaii, a regional bank with a 30% market share in the Aloha State. In our view, the company was well capitalized, had relatively high returns for a bank of its size and had a history of returning capital to shareholders. We purchased shares of Diebold, a manufacturer of automated teller machines, in anticipation of an ATM replacement cycle after banks curtailed spending during the financial crisis. We believed that the company was committed to using its strong free cash flow to buy back stock and pay dividends.

Sales during the year included reinsurance company Platinum Underwriters Holdings Ltd. We decided to exit the position in March as anticipated claims from the Tōhoku earthquake and tsunami in Japan and natural disasters in New Zealand and

1.	Please refer to page M-2 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-319

Australia presented unpredictable losses and strong headwinds for the company. We sold the Portfolio’s position in household durables company Tupperware Brands on strength as the stock reached our price objective. We were also concerned that the company would not be able to sustain its growth trajectory given the moderation of economic growth in emerging markets. We sold technology services company IHS after the stock reached our price objective and, in our view, was fully valued.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, we decreased the Portfolio’s exposure to financials, a sector that was already underweight relative to the Russell 2500™ Index when the reporting period began. Over the same period, we increased the Portfolio’s weighting in telecommunication services from an underweight position to one that was overweight relative to the Russell 2500™ Index. All other weighting shifts were slight. These included a small increase in information technology and a small decrease in consumer staples.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the Portfolio had meaningfully larger sector weightings than the Russell 2500™ Index in industrials and consumer discretionary. As of the same date, the largest sector-weighting deviation from the benchmark was the Port- folio’s very low exposure to the financials sector. As of Decem- ber 31, 2011, the Portfolio also had less-than-benchmark sector weightings in energy and information technology.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-320	MainStay VP U.S. Small Cap Portfolio

Portfolio of Investments December 31, 2011

	Shares	Value
Common Stocks 90.9%†
Aerospace & Defense 4.4%
Curtiss-Wright Corp.	115,100	$4,066,483
Esterline Technologies Corp. (a)	65,150	3,646,445
Hexcel Corp. (a)	152,300	3,687,183

		11,400,111

Auto Components 3.2%
Dana Holding Corp. (a)	222,000	2,697,300
Tenneco, Inc. (a)	99,000	2,948,220
Visteon Corp. (a)	49,800	2,487,012

		8,132,532

Biotechnology 2.3%
♦Alkermes PLC (a)	338,349	5,873,739

Building Products 3.2%
Armstrong World Industries, Inc. (a)	77,150	3,384,571
Masco Corp.	129,450	1,356,636
Simpson Manufacturing Co., Inc.	105,587	3,554,058

		8,295,265

Capital Markets 0.8%
Waddell & Reed Financial, Inc. Class A	79,450	1,967,977

Chemicals 2.3%
Chemtura Corp. (a)	230,900	2,618,406
Methanex Corp.	140,450	3,205,069

		5,823,475

Commercial Banks 4.6%
Bank of Hawaii Corp.	91,500	4,070,835
Investors Bancorp, Inc. (a)	275,900	3,719,132
Texas Capital Bancshares, Inc. (a)	134,850	4,127,758

		11,917,725

Communications Equipment 1.3%
Harmonic, Inc. (a)	673,623	3,395,060

Computers & Peripherals 1.4%
Diebold, Inc.	122,400	3,680,568

Containers & Packaging 1.0%
Silgan Holdings, Inc.	65,150	2,517,396

Diversified Consumer Services 1.6%
Service Corp. International	373,850	3,981,503

Diversified Financial Services 1.4%
CBOE Holdings, Inc.	141,050	3,647,553

	Shares	Value
Diversified Telecommunication Services 1.0%
Lumos Networks Corp.	172,600	$2,647,684

Electric Utilities 4.0%
♦Great Plains Energy, Inc.	243,800	5,309,964
♦Westar Energy, Inc.	176,550	5,081,109

		10,391,073

Electronic Equipment & Instruments 2.1%
DTS, Inc. (a)	86,927	2,367,891
MTS Systems Corp.	71,800	2,925,850

		5,293,741

Energy Equipment & Services 1.5%
Cal Dive International, Inc. (a)	518,750	1,167,188
Dril-Quip, Inc. (a)	40,431	2,661,168

		3,828,356

Food Products 3.2%
♦Corn Products International, Inc.	110,150	5,792,788
Flowers Foods, Inc.	131,100	2,488,278

		8,281,066

Health Care Equipment & Supplies 5.1%
Alere, Inc. (a)	69,950	1,615,146
Haemonetics Corp. (a)	57,050	3,492,601
SonoSite, Inc. (a)	76,300	4,109,518
Teleflex, Inc.	64,750	3,968,527

		13,185,792

Health Care Providers & Services 2.0%
Bio-Reference Laboratories, Inc. (a)	165,555	2,693,580
PSS World Medical, Inc. (a)	99,800	2,414,162

		5,107,742

Hotels, Restaurants & Leisure 2.2%
Multimedia Games, Inc. (a)	296,920	2,357,545
Shuffle Master, Inc. (a)	276,800	3,244,096

		5,601,641

Household Durables 0.7%
Ryland Group, Inc. (The)	118,850	1,873,076

Insurance 1.7%
Arthur J. Gallagher & Co.	126,550	4,231,832

IT Services 3.4%
Forrester Research, Inc. (a)	85,885	2,914,937
♦NeuStar, Inc. Class A (a)	168,850	5,769,604

		8,684,541

Machinery 10.8%
Actuant Corp. Class A	52,200	1,184,418
Harsco Corp.	108,500	2,232,930

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-321

Portfolio of Investments December 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)
Machinery (continued)
Kaydon Corp.	71,200	$2,171,600
Kennametal, Inc.	119,731	4,372,576
♦ Mueller Industries, Inc.	130,509	5,014,156
Navistar International Corp. (a)	34,800	1,318,224
Wabtec Corp.	70,937	4,962,043
♦ Woodward, Inc.	156,850	6,419,871

		27,675,818

Multi-Utilities 3.5%
NSTAR	83,776	3,934,121
♦Vectren Corp.	168,250	5,086,197

		9,020,318

Pharmaceuticals 2.2%
♦Endo Pharmaceuticals Holdings, Inc. (a)	165,750	5,723,347

Professional Services 0.7%
Resources Connection, Inc.	173,650	1,838,954

Real Estate Investment Trusts 1.1%
Tanger Factory Outlet Centers, Inc.	97,500	2,858,700

Road & Rail 2.2%
Con-way, Inc.	94,400	2,752,704
Genesee & Wyoming, Inc. Class A (a)	47,516	2,878,519

		5,631,223

Semiconductors & Semiconductor Equipment 1.5%
Teradyne, Inc. (a)	195,850	2,669,436
Veeco Instruments, Inc. (a)	50,750	1,055,600

		3,725,036

Software 1.6%
Progress Software Corp. (a)	121,550	2,351,993
Solera Holdings, Inc.	39,400	1,754,876

		4,106,869

Specialty Retail 5.6%
Express, Inc. (a)	208,700	4,161,478
JoS. A. Bank Clothiers, Inc. (a)	65,150	3,176,714
Monro Muffler Brake, Inc.	76,575	2,970,344
Sonic Automotive, Inc.	204,550	3,029,386
Stage Stores, Inc.	77,560	1,077,308

		14,415,230

Textiles, Apparel & Luxury Goods 4.2%
G-III Apparel Group, Ltd. (a)	117,200	2,919,452
Iconix Brand Group, Inc. (a)	164,300	2,676,447
Perry Ellis International, Inc. (a)	125,900	1,790,298
Warnaco Group, Inc. (The) (a)	66,200	3,312,648

		10,698,845

	Shares	Value
Thrifts & Mortgage Finance 2.1%
BankUnited, Inc.	90,850	$1,997,791
Brookline Bancorp, Inc.	396,250	3,344,350

		5,342,141

Wireless Telecommunication Services 1.0%
NTELOS Holdings Corp.	131,100	2,671,818

Total Common Stocks (Cost $223,382,768)		233,467,747

Exchange Traded Funds 3.3% (b)
♦iShares Russell 2000 Index Fund	79,250	5,839,933
iShares Russell 2000 Value Index Fund	38,800	2,546,832

Total Exchange Traded Funds (Cost $8,454,307)		8,386,765

	Principal Amount
Short-Term Investment 6.0%
Repurchase Agreement 6.0%
State Street Bank and Trust Co. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $15,379,382 (Collateralized by a Federal National Mortgage Association security with a rate of 1.00% and a maturity date of 12/5/14, with a Principal Amount of $15,670,000 and a Market Value of $15,689,588)	$15,379,365	15,379,365

Total Short-Term Investment (Cost $15,379,365)		15,379,365

Total Investments (Cost $247,216,440) (c)	100.2%	257,233,877
Other Assets, Less Liabilities	(0.2)	(470,537)
Net Assets	100.0%	$256,763,340

(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	At December 31, 2011, cost is $247,692,479 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$28,934,530
Gross unrealized depreciation	(19,393,132)

Net unrealized appreciation	$9,541,398

M-322	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$233,467,747	$—	$—	$233,467,747
Exchange Traded Funds	8,386,765	—	—	8,386,765
Short-Term Investment
Repurchase Agreement	—	15,379,365	—	15,379,365

Total Investments in Securities	$241,854,512	$15,379,365	$—	$257,233,877

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2011 (a)
Warrants
Computers & Peripherals	$1	$—	$—	$(1)	$—	$—	$—	$—	$—	$—

Total	$1	$—	$—	$(1)	$—	$—	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-323

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $247,216,440)	$257,233,877
Receivables:
Dividends and interest	322,899
Investment securities sold	156,205
Fund shares sold	63,334
Other assets	4,107

Total assets	257,780,422

Liabilities
Payables:
Investment securities purchased	704,112
Manager (See Note 3)	169,544
Fund shares redeemed	49,749
Professional fees	47,874
NYLIFE Distributors (See Note 3)	24,357
Shareholder communication	18,127
Custodian	1,688
Trustees	481
Accrued expenses	1,150

Total liabilities	1,017,082

Net assets	$256,763,340

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$28,994
Additional paid-in capital	270,169,623

270,198,617
Undistributed net investment income	879,966
Accumulated net realized gain (loss) on investments	(24,332,680)
Net unrealized appreciation (depreciation) on investments	10,017,437

Net assets	$256,763,340

Initial Class
Net assets applicable to outstanding shares	$141,112,580

Shares of beneficial interest outstanding	15,746,104

Net asset value per share outstanding	$8.96

Service Class
Net assets applicable to outstanding shares	$115,650,760

Shares of beneficial interest outstanding	13,247,999

Net asset value per share outstanding	$8.73

M-324	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$3,391,133
Interest	910

Total income	3,392,043

Expenses
Manager (See Note 3)	2,074,268
Distribution and service - Service Class (See Note 3)	312,392
Professional fees	63,865
Shareholder communication	25,334
Custodian	13,503
Trustees	7,142
Miscellaneous	15,566

Total expenses	2,512,070

Net investment income (loss)	879,973

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	11,096,565
Net change in unrealized appreciation (depreciation) on investments	(21,027,296)

Net realized and unrealized gain (loss) on investments	(9,930,731)

Net increase (decrease) in net assets resulting from operations	$(9,050,758)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $14,233.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-325

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$879,973	$2,013,361
Net realized gain (loss) on investments	11,096,565	23,682,269
Net change in unrealized appreciation (depreciation) on investments	(21,027,296)	21,309,190

Net increase (decrease) in net assets resulting from operations	(9,050,758)	47,004,820

Dividends to shareholders:
From net investment income:
Initial Class	(1,185,152)	(62,966)
Service Class	(828,201)	—

Total dividends to shareholders	(2,013,353)	(62,966)

Capital share transactions:
Net proceeds from sale of shares	105,132,159	97,227,983
Net asset value of shares issued to shareholders in reinvestment of dividends	2,013,353	62,966
Cost of shares redeemed	(79,851,073)	(89,623,921)

Increase (decrease) in net assets derived from capital share transactions	27,294,439	7,667,028

Net increase (decrease) in net assets	16,230,328	54,608,882

Net Assets
Beginning of year	240,533,012	185,924,130

End of year	$256,763,340	$240,533,012

Undistributed net investment income at end of year	$879,966	$2,013,346

M-326	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010	2009		2008	2007
Net asset value at beginning of year	$9.31	$7.45	$5.28		$14.98	$11.45

Net investment income (loss) (a)	0.04	0.08	(0.00	) ‡	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.33)	1.78	2.17		(6.90)	4.18

Total from investment operations	(0.29)	1.86	2.17		(6.91)	4.15

Less dividends and distributions:
From net investment income	(0.06)	(0.00)‡	—		—	—
From net realized gain on investments	—	—	—		(2.79)	(0.62)

Total dividends and distributions	(0.06)	(0.00)‡	—		(2.79)	(0.62)

Net asset value at end of year	$8.96	$9.31	$7.45		$5.28	$14.98

Total investment return	(2.75%)	25.03%	41.10	% (b)	(47.22%)	36.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.46%	0.98%	(0.02%)		(0.13%)	(0.23%)
Net expenses	0.84%	0.85%	1.08%		0.95%	0.92%
Portfolio turnover rate	46%	70%	186%		279%	179%
Net assets at end of year (in 000’s)	$141,113	$107,627	$76,143		$14,963	$36,128

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-327

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,
	2011	2010		2009		2008	2007
Net asset value at beginning of year	$9.07	$7.27		$5.17		$14.80	$11.35

Net investment income (loss) (a)	0.02	0.07		(0.02)		(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.30)	1.73		2.12		(6.80)	4.14

Total from investment operations	(0.28)	1.80		2.10		(6.84)	4.07

Less dividends and distributions:
From net investment income	(0.06)	—		—		—	—
From net realized gain on investments	—	—		—		(2.79)	(0.62)

Total dividends and distributions	(0.06)	—		—		(2.79)	(0.62)

Net asset value at end of year	$8.73	$9.07		$7.27		$5.17	$14.80

Total investment return	(2.99%)	24.76	% (b)	40.62	% (b)	(47.35%)	35.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%	0.84%		(0.39%)		(0.38%)	(0.48%)
Net expenses	1.09%	1.10%		1.33%		1.20%	1.17%
Portfolio turnover rate	46%	70%		186%		279%	179%
Net assets at end of year (in 000’s)	$115,651	$132,906		$109,781		$33,458	$62,478

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-328	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios (each a “Portfolio” and collectively, the “Portfolios”) are separate series of the Fund. Effective April 29, 2011, each Portfolio that was a series of the MainStay VP Series Fund, Inc., a Maryland corporation, merged into a corresponding “shell” series of the Fund. These reorganizations were not subject to shareholder approval under applicable law. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor portfolio. Therefore, for periods prior to April 29, 2011, any such historical information provided for each Portfolio is that of the corresponding predecessor portfolio. On April 29, 2011, the Fund assumed MainStay VP Series Fund, Inc.’s registration statement pursuant to Rule 414 under the Securities Act of 1933, as amended, and the 1940 Act.

The Portfolios commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
January 23, 1984	Bond and Common Stock Portfolios
January 29, 1993	Cash Management, Government, Growth Equity, Income Builder and S&P 500 Index Portfolios
May 1, 1995	High Yield Corporate Bond and International Equity Portfolios
October 1, 1996	Convertible Portfolio
May 1, 1998	ICAP Select Equity, Large Cap Growth and U.S. Small Cap Portfolios
July 2, 2001	Mid Cap Core Portfolio
May 2, 2005	Balanced and Floating Rate Portfolios
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios
April 29, 2011	Flexible Bond Opportunities Portfolio

Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Asset Allocation Portfolios (as defined below), which may invest in and own shares in any of the Portfolios or other MainStay Funds.

On May 13, 2003, the Board of Directors of MainStay VP Series Fund, Inc. adopted a Multiple Class Plan under which the existing shares of each of the predecessor Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. On April 5, 2011, the Board of Trustees (“Board”) of the Fund adopted a Multiple Class Plan that is the same in all material respects as the one adopted by the

Board of MainStay VP Series Fund, Inc. Under the terms of the Multiple Class Plan, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
June 4, 2003	Bond, Government, High Yield Corporate Bond and Income Builder Portfolios
June 5, 2003	Common Stock, Convertible, Growth Equity, ICAP Select Equity, International Equity, Mid Cap Core, S&P 500 Index and U.S. Small Cap Portfolios
June 6, 2003	Large Cap Growth Portfolio
May 2, 2005	Balanced and Floating Rate Portfolios
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios
April 29, 2011	Flexible Bond Opportunities Portfolio

The investment objectives for each of the Portfolios are as follows:

Balanced: seeks high total return.

Bond: seeks the highest income over the long term consistent with preservation of principal.

Cash Management: seeks a high level of current income while preserving capital and maintaining liquidity.

Common Stock: seeks long-term growth of capital, with income as a secondary consideration.

Conservative Allocation: seeks current income and, secondarily, long-term growth of capital.

Convertible: seeks capital appreciation together with current income.

Flexible Bond Opportunities: seeks to provide current income and total return by investing primarily in domestic and foreign debt securities.

Floating Rate: seeks to provide high current income.

Government: seeks a high level of current income, consistent with safety of principal.

Growth Allocation: seeks long-term growth of capital.

Growth Equity: seeks long-term growth of capital.

High Yield Corporate Bond: seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

ICAP Select Equity: seeks a superior total return.

mainstayinvestments.com	M-329

Notes to Financial Statements (continued)

Income Builder: seeks to realize current income consistent with reasonable opportunity for future growth of capital and income.

International Equity: seeks to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Large Cap Growth: seeks long-term growth of capital.

Mid Cap Core: seeks long-term growth of capital.

Moderate Allocation: seeks long-term growth of capital and, secondarily, current income.

Moderate Growth Allocation: seeks long-term growth of capital and, secondarily, current income.

S&P 500 Index: seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

U.S. Small Cap: seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

The Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively, the “Asset Allocation Portfolios”) operate as “funds-of-funds.” The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as funds of Eclipse Funds and The MainStay Funds, each a Massachusetts business trust, Eclipse Funds Inc., a Maryland corporation, and MainStay Funds Trust, a Delaware statutory trust, for which New York Life Investment Management LLC also serves as manager (the “Underlying Portfolios/Funds”).

At a meeting held on December 14, 2011, the Board, including the Independent Trustees, approved the following changes to the investment objectives of certain Portfolios effective May 1, 2012:

Balanced: seeks total return.

Bond: seeks total return.

Common Stock: seeks long-term growth of capital.

Government: seeks current income.

ICAP Select Equity: seeks total return.

International Equity: seeks long-term growth of capital.

Note 2–Significant Accounting Policies

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business (“valuation date”).

“Fair value” is defined as the price that a Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Portfolio. Unobservable inputs reflect each Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including a Portfolio’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Portfolios to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Portfolios may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Portfolios have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Portfolios primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolios may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended December 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of December 31, 2011, for each Portfolio’s investments is included at the end of each Portfolio’s respective Portfolio of Investments.

M-330	MainStay VP Funds Trust

Investments in Underlying Portfolios/Funds are valued at their net asset value (“NAV”) at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy. Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds, as described in the paragraphs below.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds, including Money Market Funds, are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of municipal debt securities) supplied by a pricing agent or brokers selected by a Portfolio’s Manager (as defined in Note 3(A)) in consultation with the Portfolio’s Subadvisor (as defined in Note 3(A)), if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by a Portfolio’s Manager, in consultation with the Portfolio’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

The Cash Management Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Securities in the Cash Management Portfolio are valued at their amortized cost per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market.

Temporary cash investments maturing in more than 60 days are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. Temporary cash investments and securities valued at amortized cost are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the engaged independent pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments, the Manager may consider additional factors such as liquidity of the Portfolios’ investments. At December 31, 2011, the Floating Rate and High Yield Corporate Bond Portfolios held securities with a value of $19,066,356 and $4,270,191, respectively, that were valued by single broker quotes and/or deemed to be illiquid.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Portfolios’ Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of a Portfolio’s Manager or Subadvisor, if any, reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. At December 31, 2011, the Convertible, Floating Rate, Government, High Yield Corporate Bond, Income Builder and S&P 500 Index Portfolios held securities with values of $3,135, $218,900, $1,147,421, $14,406,255, $458,741 and $42, respectively, that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by certain of the Portfolios principally trade, including the Income Builder and International Equity Portfolios, and the time at which the Portfolios’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, if any, conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor, if any, may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with a Portfolio’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At December 31, 2011, foreign equity securities held by the Portfolios were not fair valued in such a manner.

mainstayinvestments.com	M-331

Notes to Financial Statements (continued)

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, might wish to sell it, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Portfolio’s investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) the dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the Portfolios from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source. The Portfolios may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Portfolios’ financial statements. The Portfolios’ federal, state or local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends are declared daily and paid monthly and distributions of net realized capital gains, if any, are declared and paid annually. Each of the other Portfolios intend to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least once a year. All dividends and distributions are reinvested in shares of the applicable Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Dividends and distributions received by the Asset Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased, other than Short-Term Investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Portfolio, including those of related parties to the Portfolios, are shown on each Portfolio’s Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio may vary. These indirect expenses of the Underlying Portfolios/Funds are not included in the amounts shown on each Portfolio’s Statement of Operations.

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(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolios.

(H) Loan Assignments, Participations and Commitments. The Flexible Bond Opportunities, Floating Rate, High Yield Corporate Bond and Income Builder Portfolios may invest in loan assignments and participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Portfolios record an investment when the borrower withdraws money and record interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolios may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

A Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Portfolio and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, a Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of a Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. The unfunded amounts, if any, are marked-to-market and recorded in a Portfolio’s Statement of Assets and Liabilities. At December 31, 2011, the Portfolios did not hold any unfunded commitments.

(I) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index). The Portfolios are subject to equity price risk and/or interest price risk in the normal course of investing in these transactions. The Portfolios enter into futures contracts for hedging purposes, managing the duration and yield curve profile, market exposure or to enhance income. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Portfolio’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolios, the Portfolios may not be entitled to the return of all of the margin owed to the Portfolios, potentially resulting in a loss. The Bond, Flexible Bond Opportunities and Income Builder Portfolios invest in futures contracts to help manage the duration and yield curve of their investment portfolios while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Growth Equity and S&P 500 Index Portfolios invest in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The International Equity Portfolio may also enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign exchanges does not subject the Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges. The International Equity Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the International Equity Portfolio’s NAV and may result in a loss to the International Equity Portfolio. The International Equity Portfolio invests in futures contracts to reduce the Portfolio’s return volatility. A Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio.

(J) Securities Sold Short. Certain Portfolios engage in short sales as part of their investment strategy. When a Portfolio enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending

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Notes to Financial Statements (continued)

on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed. (See Note 2(A)) Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends paid on short sales are recorded as expenses on the Statement of Operations.

(K) Foreign Currency Forward Contracts. Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. These Portfolios are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, a Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Flexible Bond Opportunities, Income Builder and International Equity Portfolios may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio’s assets. Moreover, there may be an imperfect correlation between a Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects a Portfolio’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. (See Note 5)

(L) Foreign Currency Transactions. The books and records of the Portfolios are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date; and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on a Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses. (See Note 5)

(M) Mortgage Dollar Rolls. Certain Portfolios may enter into mortgage dollar roll (“MDR”) transactions in which they sell mortgage-backed securities (“MBS”) from their portfolios to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) Securities Lending. In order to realize additional income, each Portfolio other than the Asset Allocation and Cash Management Portfolios may engage in securities lending, subject to the limitations set forth in the 1940 Act. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolios’ cash collateral in accordance with the Lending Agreement between the Portfolios and State Street, and indemnify the Portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower’s inability to return securities on loan. The Portfolios will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The Portfolios will also continue to

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receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

Although the Portfolios and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Portfolios and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Portfolios had no portfolio securities on loan as of December 31, 2011.

(O) Rights and Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Portfolios may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may only be purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. A Portfolio could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The International Equity Portfolio may invest in warrants when the underlying security cannot be purchased due to restrictions an industry and/or country places on foreign investors. The Convertible, Flexible Bond Opportunities, High Yield Corporate Bond, Income Builder and U.S. Small Cap Portfolios may invest in warrants only if received as part of a corporate action. The Portfolios are exposed to risk until each sale is completed. At December 31, 2011, the Portfolios did not hold any rights.

(P) Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Convertible and High Yield Corporate Bond Portfolios may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6)

(Q) Concentration of Risk. The Flexible Bond Opportunities and High Yield Corporate Bond Portfolios invest in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—higher interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Flexible Bond Opportunities, Floating Rate, High Yield Corporate Bond, and Income Builder Portfolios may invest in floating rate loans. The floating rate loans in which the Portfolios principally invest are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Portfolios’ NAVs could go down and you could lose money.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Portfolios may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(R) Offering Costs. The Flexible Bond Opportunities Portfolio incurred costs of $38,719 in connection with the commencement of the Portfolio’s operations. These costs are being amortized on a straight line basis over twelve months.

(S) Indemnifications. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

(T) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Balanced, Bond, Convertible, Flexible Bond Opportunities, Growth Equity, High Yield Corporate Bond, Income Builder, International Equity, S&P 500 Index and U.S. Small Cap Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Balanced Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(23,095)	$(23,095)

Total Realized Gain (Loss)		$(23,095)	$(23,095)

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Notes to Financial Statements (continued)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest Rate Contracts Risk	Total
Futures Contracts Short (2)	(9)	(9)

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Bond Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(301,387)	$(301,387)

Total Realized Gain (Loss)		$(301,387)	$(301,387)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest Rate Contracts Risk	Total
Futures Contracts Short (2)	(82)	(82)

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Convertible Portfolio

Fair value of derivatives instruments as of December 31, 2011:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$12,395	$12,395

Total Fair Value		$12,395	$12,395

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net realized gain (loss) on investments	$(779,987)	$(779,987)

Total Realized Gain (Loss)		$(779,987)	$(779,987)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$11,826	$11,826

Total Change in Unrealized Appreciation (Depreciation)		$11,826	$11,826

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants (2)	42,723	42,723

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

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Flexible Bond Opportunities Portfolio

Fair value of derivatives instruments as of December 31, 2011:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$145,158	$—	$145,158
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	—	—	113,814	113,814
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	18,520	—	—	18,520

Total Fair Value		$18,520	$145,158	$113,814	$277,492

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(223,397)	$(223,397)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(12,236)	—	—	(12,236)

Total Fair Value		$(12,236)	$—	$(223,397)	$(235,633)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The	effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$291,078	$291,078
Forward Contracts	Net realized gain (loss) on foreign currency transactions	409,496	—	—	409,496

Total Realized Gain (Loss)		$409,496	$—	$291,078	$700,574

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$(153,996)	$—	$(153,996)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	(109,583)	(109,583)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	6,284	—	—	6,284

Total Change in Unrealized Appreciation (Depreciation)		$6,284	$(153,996)	$(109,583)	$(257,295)

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Notes to Financial Statements (continued)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants (2)	—	14,850	—	14,850
Futures Contracts Long (2)	—	—	115	115
Futures Contracts Short (2)	—	—	(390)	(390)
Forward Contracts Long (3)	$253,372	$—	$—	$253,372
Forward Contracts Short (3)	$(5,088,256)	$—	$—	$(5,088,256)

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount(s) represent(s) notional amount.

Growth Equity Portfolio

Fair value of derivatives instruments as of December 31, 2011:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$107,770	$107,770

Total Fair Value		$107,770	$107,770

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$488,649	$488,649

Total Realized Gain (Loss)		$488,649	$488,649

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$52,331	$52,331

Total Change in Unrealized Appreciation (Depreciation)		$52,331	$52,331

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Futures Contracts Long (2)	72	72

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

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High Yield Corporate Bond Portfolio

Fair value of derivatives instruments as of December 31, 2011:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$254,442	$254,442

Total Fair Value		$254,442	$254,442

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net realized gain (loss) on security transactions	$42	$42

Total Realized Gain (Loss)		$42	$42

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	$(166,815)	$(166,815)

Total Change in Unrealized Appreciation (Depreciation)		$(166,815)	$(166,815)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants (2)	4,095	4,095

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Income Builder Portfolio

Fair value of derivatives instruments as of December 31, 2011:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk		Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$0	(a)	$—	$0	(a)
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (b)	—	—		51,567	51,567
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	225,331	—		—	225,331

Total Fair Value		$225,331	$0	(a)	$51,567	$276,898

mainstayinvestments.com	M-339

Notes to Financial Statements (continued)

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (b)	$—	$(130,339)	$(54,415)	$(184,754)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(80,915)	—	—	(80,915)

Total Fair Value		$(80,915)	$(130,339)	$(54,415)	$(265,669)

(a)	Less than $1.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$2,408,762	$2,150	$2,410,912
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(1,737,649)	—	—	(1,737,649)

Total Realized Gain (Loss)		$(1,737,649)	$2,408,762	$2,150	$673,263

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(1,577,314)	$(2,848)	$(1,580,162)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(70,863)	—	—	(70,863)

Total Change in Unrealized Appreciation (Depreciation)		$(70,863)	$(1,577,314)	$(2,848)	$(1,651,025)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants (2)	—	8	—	8
Futures Contracts Long (2)	—	640	45	685
Futures Contracts Short (2)	—	—	(95)	(95)
Forward Contracts Long (3)	$3,784,274	$—	$—	$3,784,274
Forward Contracts Short (3)	$(61,885,460)	$—	$—	$(61,885,460)

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount(s) represent(s) notional amount.

M-340	MainStay VP Funds Trust

International Equity Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Warrants	Net realized gain(loss) on security transactions	$—	$(543,608)	$(543,608)
Futures Contracts	Net realized gain (loss) on futures transactions	—	(818,459)	(818,459)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(3,098,601)	—	(3,098,601)

Total Realized Gain (Loss)		$(3,098,601)	$(1,362,067)	$(4,460,668)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$(2,404,233)	$(2,404,233)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	277,219	277,219
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,748,450	—	1,748,450

Total Change in Unrealized Appreciation (Depreciation)		$1,748,450	$(2,127,014)	$(378,564)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk		Total
Warrants (2)	—		3,488,735	3,488,735
Futures Contracts Long (2)	—		928	928
Forward Contracts Long (3)	$61,081,590		$—	$61,081,590
Forward Contracts Short (3)	$(61,081,590)	$		$(61,081,590)

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount(s) represent(s) notional amount.

mainstayinvestments.com	M-341

Notes to Financial Statements (continued)

S&P 500 Index Portfolio

Fair value of derivatives instruments as of December 31, 2011:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$385,725	$385,725

Total Fair Value		$385,725	$385,725

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net realized gain(loss) on security transactions	$(8,502)	$(8,502)
Futures Contracts	Net realized gain (loss) on futures transactions	2,514,814	2,514,814

Total Realized Gain (Loss)		$2,506,312	$2,506,312

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(152,935)	$(152,935)

Total Change in Unrealized Appreciation (Depreciation)		$(152,935)	$(152,935)

Number of Contracts, Notional Amounts or Shares/Units

	Equity Contracts Risk	Total
Warrants (1)(3)	0-5,802	0-5,802
Futures Contracts Long (2)(3)	432	432

(1)	Amount disclosed represents the minimum and maximum held during the year ended December 31, 2011.

(2)	Amount disclosed represents the weighted average held during the year ended December 31, 2011.

(3)	Amount(s) represent(s) number of contracts or number of shares/units.

U.S. Small Cap Portfolio

Fair value of derivatives instruments as of December 31, 2011:

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$(1)	$(1)

Total Change in Unrealized Appreciation (Depreciation)		$(1)	$(1)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants (2)	120	120

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3—Fees and Related Party Transactions

(A) Investment Advisory, Subadvisory and Administration Fees. New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolios’ investment manager pursuant to a Management Agreement (“Management Agreement”). New York Life Investments manages the Bond, Cash Management, Conservative Allocation, Floating Rate, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios and the fixed-income portion of the Balanced Portfolio directly without the use of a subadvisor.

Madison Square Investors LLC (“MSI”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Common Stock, Growth Equity, International Equity, Mid Cap Core, S&P 500 Index, and the equity portion of Balanced, under the terms of a Subadvisory Agreement with New York Life Investments.

M-342	MainStay VP Funds Trust

Epoch Investment Partners, Inc. (“Epoch”), a registered investment adviser, serves as the Subadvisor to the U.S. Small Cap Portfolio and the equity portion of the Income Builder Portfolio pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments.

MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Convertible, Flexible Bond Opportunities, Government, High Yield Corporate Bond and the overall asset allocation and fixed-income portion of Income Builder, under the terms of a Subadvisory Agreement with New York Life Investments.

Institutional Capital LLC (“ICAP”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Select Equity Portfolio under the terms of a Subadvisory Agreement with New York Life Investments.

Winslow Capital Management, Inc. (“Winslow”), a registered investment adviser, serves as the Subadvisor to the Large Cap Growth Portfolio under the terms of a Subadvisory Agreement with New York Life Investments.

On June 28, 2011, the Board approved the assignment of the Subadvisory Agreement between New York Life Investments and MacKay Shields for the International Equity Portfolio, and the assumption of such Subadvisory Agreement by Madison Square Investors. Accordingly, effective July 1, 2011, Madison Square Investors took over subadvisory responsibilities from MacKay Shields with respect to the International Equity Portfolio.

Pursuant to the terms of Subadvisory Agreements between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of each Subadvisor.

As Manager, New York Life Investments also serves as administrator for the Fund. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Portfolios, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Portfolios which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolios and the operational expenses of the Portfolios. These administrative services are provided pursuant to the Management Agreements referenced above.

State Street, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios’ administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

The Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios’ investment manager and administrator, the monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. The voluntary waivers/reimbursements may be discontinued at any time. From time to time, the Manager may voluntarily limit the Cash Management Portfolio’s expenses to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This limitation may be revised or terminated by the Manager at any time without notice.

	Annual Rate on Average Daily Net Assets		Effective Management Fee Rate*
Balanced Portfolio	0.75	% (a)	0.75%
Bond Portfolio	0.50	% (b)	0.49%
Cash Management Portfolio	0.45	% (c)	0.43%
Common Stock Portfolio	0.55	% (d)	0.55%
Conservative Allocation Portfolio	0.00%		0.00%
Convertible Portfolio	0.60	% (e)	0.60%
Flexible Bond Opportunities Portfolio	0.60	% (f)	0.60%
Floating Rate Portfolio	0.60%		0.60%
Government Portfolio	0.50	% (b)	0.50%
Growth Allocation Portfolio	0.00%		0.00%
Growth Equity Portfolio	0.61	% (e)	0.61%
High Yield Corporate Bond Portfolio	0.57	% (g)	0.56%
ICAP Select Equity Portfolio	0.80	% (h)	0.76%
Income Builder Portfolio	0.57	% (i)	0.57%
International Equity Portfolio	0.89	% (j)	0.89%
Large Cap Growth Portfolio	0.75	% (k)	0.75%
Mid Cap Core Portfolio	0.85	% (l)	0.85%
Moderate Allocation Portfolio	0.00%		0.00%
Moderate Growth Allocation Portfolio	0.00%		0.00%
S&P 500 Index Portfolio	0.30	% (m)	0.30%
U.S. Small Cap Portfolio	0.80	% (n)	0.79%

*	The effective management fee rate is exclusive of any applicable waivers/reimbursements.

(a)	Up to $1 billion and 0.70% in excess of $1 billion. Effective August 1, 2010, New York Life Investments has voluntarily agreed to waive a portion of its management fee for the Balanced Portfolio so that the management fee on average daily net assets is 0.70% up to $1 billion and 0.65% over $1 billion. This waiver is voluntary and may be discontinued at any time. For the year ended December 31, 2011, the Manager waived its fees in the amount of $82,995.

(b)	Up to $500 million, 0.475% from $500 million to $1 billion and 0.45% in excess of $1 billion.

(c)

Up to $500 million, 0.40% from $500 million to $1 billion and 0.35% in excess of $1 billion. From time to time, the Manager may limit expenses of the Portfolio to the extent it deems appropriate to enhance the yield of the Portfolio, or a particular class of the Portfolio, during periods when expenses have a significant impact on the yield of the Portfolio, or a particular class of

mainstayinvestments.com	M-343

Notes to Financial Statements (continued)

the Portfolio, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Portfolio and described in the Portfolio’s prospectus. It may be revised or terminated by the Manager at any time without notice. For the year ended December 31, 2011, New York Life Investments waived its fees in the amount of $2,482,718, which may not be recouped by New York Life Investments.

(d)	Up to $500 million, 0.525% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(e)	Up to $1 billion and 0.50% in excess of $1 billion.

(f)	Up to $500 million, 0.55% from $500 million to $1 billion and 0.50% in excess of $1 billion. New York Life Investments also agreed to implement a voluntarily expense cap such that the Portfolio’s total operating expenses will not exceed 0.85% with respect to the Initial Class Shares. An equivalent reimbursement will apply to the Service Class Shares. The voluntary expense cap is scheduled to be in place until May 1, 2012 but is subject to termination by New York Life Investments prior to that date.

(g)	Up to $1 billion, 0.55% from $1 billion to $5 billion and 0.525% in excess of $5 billion.

(h)	Up to $250 million, 0.75% from $250 million to $1 billion and 0.74% in excess of $1 billion.

(i)	Up to $1 billion and 0.55% in excess of $1 billion.

(j)	Up to $500 million and 0.85% in excess of $500 million.

(k)	Up to $500 million, 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion. The Subadvisory Agreement between New York Life Investments and Winslow on behalf of the Large Cap Growth Portfolio includes breakpoints based on the aggregation of assets of all New York Life Investments managed mutual funds subadvised by Winslow. Effective May 1, 2008, New York Life Investments voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings resulting from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. Additionally, effective July 1, 2010 the Manager voluntarily agreed to waive $12,500 annually of its management fee for the Portfolio. This fee waiver is in addition to the management fee waiver which became effective May 1, 2008, is voluntary and may be discontinued at any time. For the year ended December 31, 2011, New York Life Investments waived its fees in the amount of $35,841.

(l)	Up to $1 billion and 0.80% in excess of $1 billion.

(m)	Up to $1 billion, 0.275% from $1 billion to $2 billion, 0.265% from $2 billion to $3 billion and 0.25% in excess of $3 billion. Effective May 1, 2008, New York Life Investments voluntarily agreed to waive a portion of its management fee to 0.25% up to $1 billion, 0.225% from $1 billion to $2 billion, 0.215% from $2 billion to $3 billion and 0.20% in excess of $3 billion. This waiver is voluntary and may be discontinued at any time. For the year ended December 31, 2011, the Manager waived its fees in the amount of $461,611.

(n)	Up to $200 million, 0.75% from $200 million to $500 million, 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion.

(B)  Distribution and Service Fees.  NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life, serves as distributor to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Portfolio.

(C)  Capital.  At December 31, 2011, the Asset Allocation Portfolios held the following percentages of outstanding shares of affiliated investment companies:

Conservative Allocation Portfolio
MainStay 130/30 Core Fund Class I	11.57%
MainStay 130/30 International Fund Class I	2.96
MainStay Epoch Global Choice Fund Class I	0.24
MainStay Epoch International Small Cap Fund Class I	2.15
MainStay Epoch U.S. All Cap Fund Class I	4.06
MainStay High Yield Opportunities Fund Class I	1.64
MainStay ICAP Equity Fund Class I	3.93
MainStay ICAP International Fund Class I	1.37
MainStay Intermediate Term Bond Fund Class I	3.66
MainStay MAP Fund Class I	4.10
MainStay VP Bond Portfolio Initial Class	29.57
MainStay VP Cash Management Portfolio Initial Class	1.45
MainStay VP Convertible Portfolio Initial Class	3.00
MainStay VP Flexible Bond Opportunities Portfolio Initial Class	26.46
MainStay VP Floating Rate Portfolio Initial Class	27.05
MainStay VP High Yield Corporate Bond Portfolio Initial Class	1.84
MainStay VP ICAP Select Equity Portfolio Initial Class	0.83
MainStay VP Large Cap Growth Portfolio Initial Class	11.69
MainStay VP Mid Cap Core Portfolio Initial Class	1.76
MainStay VP U.S. Small Cap Portfolio Initial Class	4.13

Growth Allocation Portfolio
MainStay 130/30 Core Fund Class I	6.61%
MainStay 130/30 International Fund Class I	13.01
MainStay Epoch Global Choice Fund Class I	6.83
MainStay Epoch International Small Cap Fund Class I	1.32
MainStay Epoch U.S. All Cap Fund Class I	4.06
MainStay ICAP Equity Fund Class I	1.74
MainStay ICAP International Fund Class I	2.43
MainStay MAP Fund Class I	4.02
MainStay VP Common Stock Portfolio Initial Class	0.38
MainStay VP ICAP Select Equity Portfolio Initial Class	1.31
MainStay VP International Equity Portfolio Initial Class	1.84
MainStay VP Large Cap Growth Portfolio Initial Class	10.54
MainStay VP Mid Cap Core Portfolio Initial Class	6.92
MainStay VP U.S. Small Cap Portfolio Initial Class	13.76

M-344	MainStay VP Funds Trust

Moderate Allocation Portfolio
MainStay 130/30 Core Fund Class I	19.08%
MainStay 130/30 International Fund Class I	12.92
MainStay Epoch Global Choice Fund Class I	18.85
MainStay Epoch International Small Cap Fund Class I	3.58
MainStay Epoch U.S. All Cap Fund Class I	8.41
MainStay High Yield Opportunities Fund Class I	1.21
MainStay ICAP Equity Fund Class I	6.12
MainStay ICAP International Fund Class I	3.53
MainStay Intermediate Term Bond Fund Class I	4.65
MainStay MAP Fund Class I	7.19
MainStay VP Bond Portfolio Initial Class	16.70
MainStay VP Cash Management Portfolio Initial Class	1.87
MainStay VP Common Stock Portfolio Initial Class	0.13
MainStay VP Convertible Portfolio Initial Class	3.81
MainStay VP Flexible Bond Opportunities Portfolio Initial Class	33.76
MainStay VP Floating Rate Portfolio Initial Class	24.07
MainStay VP High Yield Corporate Bond Portfolio Initial Class	1.88
MainStay VP ICAP Select Equity Portfolio Initial Class	1.53
MainStay VP Large Cap Growth Portfolio Initial Class	20.01
MainStay VP Mid Cap Core Portfolio Initial Class	2.69
MainStay VP U.S. Small Cap Portfolio Initial Class	9.50

Moderate Growth Allocation Portfolio
MainStay 130/30 Core Fund Class I	19.49%
MainStay 130/30 International Fund Class I	33.38
MainStay Epoch Global Choice Fund Class I	24.27
MainStay Epoch International Small Cap Fund Class I	4.86
MainStay Epoch U.S. All Cap Fund Class I	12.76
MainStay High Yield Opportunities Fund Class I	1.54
MainStay ICAP Equity Fund Class I	5.87
MainStay ICAP International Fund Class I	7.35
MainStay MAP Fund Class I	11.50
MainStay VP Cash Management Portfolio Initial Class	1.95
MainStay VP Common Stock Portfolio Initial Class	2.04
MainStay VP Convertible Portfolio Initial Class	3.97
MainStay VP Flexible Bond Opportunities Portfolio Initial Class	35.07
MainStay VP Floating Rate Portfolio Initial Class	28.82
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2.39
MainStay VP ICAP Select Equity Portfolio Initial Class	3.59
MainStay VP International Equity Portfolio Initial Class	1.32
MainStay VP Large Cap Growth Portfolio Initial Class	31.09
MainStay VP Mid Cap Core Portfolio Initial Class	21.30
MainStay VP U.S. Small Cap Portfolio Initial Class	31.53

(D)  Other.  Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. For the year ended December 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

Balanced Portfolio	$1,243
Bond Portfolio	6,357
Cash Management Portfolio	4,835
Common Stock Portfolio	4,896
Conservative Allocation Portfolio	3,351
Convertible Portfolio	4,349
Floating Rate Portfolio	4,150
Government Portfolio	2,585
Growth Allocation Portfolio	2,003
Growth Equity Portfolio	3,503
High Yield Corporate Bond Portfolio	14,033
ICAP Select Equity Portfolio	9,169
Income Builder Portfolio	2,197
International Equity Portfolio	4,014
Large Cap Growth Portfolio	3,388
Mid Cap Core Portfolio	5,421
Moderate Allocation Portfolio	4,809
Moderate Growth Allocation Portfolio	5,418
S&P 500 Index Portfolio	7,278
U.S. Small Cap Portfolio	2,103

mainstayinvestments.com	M-345

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of December 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciated (Depreciation)	Total Accumulated Gain (Loss)
Balanced Portfolio	$2,237,862	$(7,965,875)	$—	$3,914,759	$(1,813,254)
Bond Portfolio	43,905,382	14,610,525	—	22,243,245	80,759,152
Cash Management Portfolio	—	—	—	—	—
Common Stock Portfolio	8,466,799	(178,218,642)	—	28,632,152	(141,119,691)
Conservative Allocation Portfolio	14,827,482	34,144,366	(24,783,492)	(889,503)	23,298,853
Convertible Portfolio	12,318,397	1,807,471	(558,132)	15,480,268	29,048,004
Flexible Bond Opportunities Portfolio	535,643	275,183	(21,278)	(8,009,662)	(7,220,114)
Floating Rate Portfolio	—	(10,705,913)	—	(9,715,738)	(20,421,651)
Government Portfolio	10,547,033	(31,826)	—	17,730,249	28,245,456
Growth Allocation Portfolio	2,060,338	17,092,156	(38,211,805)	(2,173,234)	(21,232,545)
Growth Equity Portfolio	1,643,148	(47,490,568)	—	41,184,654	(4,662,766)
High Yield Corporate Bond Portfolio	133,183,711	(134,369,833)	(414,495)	33,870,678	32,270,061
ICAP Select Equity Portfolio	21,988,781	(224,621,935)	—	47,401,251	(155,231,903)
Income Builder Portfolio	12,637,261	(21,383,567)	(8,360)	13,750,728	4,996,062
International Equity Portfolio	7,471,148	(129,945,335)	—	(19,911,641)	(142,385,828)
Large Cap Growth Portfolio	—	(19,562,574)	—	44,056,371	24,493,797
Mid Cap Core Portfolio	3,280,048	41,946,446	—	25,551,110	70,777,604
Moderate Allocation Portfolio	15,069,568	49,635,007	(46,275,754)	(7,108,566)	11,320,255
Moderate Growth Allocation Portfolio	10,964,104	42,879,425	(60,766,776)	(14,932,386)	(21,855,633)
S&P 500 Index Portfolio	15,596,644	(90,951,099)	—	307,832,726	232,478,271
U.S. Small Cap Portfolio	879,966	(23,856,641)	—	9,541,398	(13,435,277)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals, real estate investment trusts (“REITs”) basis adjustments, straddle loss deferrals, modified debt instrument adjustments, non-taxable dividends, basis adjustment due to class action payments, partnership basis adjustments and marking to market of foreign currency forward contracts and futures contracts.

The other temporary differences are primarily due to interest income on defaulted securities, organizational expenses, dividends payable, contingent payment debt instruments and loss deferrals from related party transactions.

M-346	MainStay VP Funds Trust

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets at December 31, 2011 are not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-in Capital
Balanced Portfolio	$(42,483)	$42,483	$—
Bond Portfolio	1,487,352	(1,487,352)	—
Cash Management Portfolio	—	—	—
Common Stock Portfolio	(15,428)	15,428	—
Conservative Allocation Portfolio	1,977,591	(1,977,591)	—
Convertible Portfolio	(460,125)	460,125	—
Flexible Bond Opportunities Portfolio	419,588	(388,903)	(30,685)
Floating Rate Portfolio	34,669	19,876	(54,545)
Government Portfolio	286,208	(286,208)	—
Growth Allocation Portfolio	38,073	(38,073)	—
Growth Equity Portfolio	(5,432)	5,453	(21)
High Yield Corporate Bond Portfolio	1,796	31,912,034	(31,913,830)
ICAP Select Equity Portfolio	—	—	—
Income Builder Portfolio	268,776	(268,776)	—
International Equity Portfolio	(2,054,811)	2,054,811	—
Large Cap Growth Portfolio	479,190	—	(479,190)
Mid Cap Core Portfolio	(246,256)	246,256	—
Moderate Allocation Portfolio	1,437,755	(1,437,755)	—
Moderate Growth Allocation Portfolio	156,373	(156,373)	—
S&P 500 Index Portfolio	(146,501)	60,328	86,173
U.S. Small Cap Portfolio	—	—	—

The reclassifications for the Portfolios are primarily due to capital gain and return of capital distributions from Regulated Investment Companies and REITs, mortgage dollar roll income, partnership adjustments, consent fee income, passive foreign investment company (“PFIC”) gain (loss), expiration of a portion of a Portfolio’s capital loss carryforward, net operating loss, foreign currency gain (loss), taxable over-distributions and reclassifications of distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2011, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

	Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Balanced Portfolio	2017	$7,966	$—
Common Stock Portfolio	2016	$68,172	$—
	2017	110,047	—
Total		$178,219	$—
Floating Rate Portfolio	2016	$8,244	$—
	2017	2,462	—
Total		$10,706	$—
Government Portfolio	Unlimited	$32	$—
Growth Equity Portfolio	2016	$20,629	$—
	2017	26,862	—
Total		$47,491	$—

mainstayinvestments.com	M-347

Notes to Financial Statements (continued)

	Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
High Yield Corporate Bond Portfolio	2016	$40,705	$—
	2017	93,665	—
Total		$134,370	$—
ICAP Select Equity Portfolio	2016	$25,337	$—
	2017	199,285	—
Total		$224,622	$—
Income Builder Portfolio	2017	$21,384	$—
International Equity Portfolio	2016	$47,174	$—
	2017	39,290	—
	Unlimited	21,547	21,934
Total		$108,011	$21,934
Large Cap Growth Portfolio	2017	$19,563	$—
S&P 500 Index Portfolio	2012	$1,832	$—
	2013	17,352	—
	2014	29,971	—
	2016	18,017	—
	2017	23,779	—
Total		$90,951	$—
U.S. Small Cap Portfolio	2016	$21,023	$—
	2017	2,834	—
Total		$23,857	$—

The following Portfolios utilized capital loss carryforwards during the year ended December 31, 2011:

Capital Loss Carryforward Utilized
Balanced Portfolio	$15,272,899
Common Stock Portfolio	32,942,966
Convertible Portfolio	12,790,390
Floating Rate Portfolio	2,427,799
Growth Allocation Portfolio	5,033,029
Growth Equity Portfolio	24,332,467
High Yield Corporate Bond Portfolio	30,065,382
ICAP Select Equity Portfolio	73,236,616
Income Builder Portfolio	10,728,324
Large Cap Growth Portfolio	30,221,493
Mid Cap Core Portfolio	42,728,885
Moderate Growth Allocation Portfolio	6,192,696
S&P 500 Index Portfolio	14,422,648
U.S. Small Cap Portfolio	11,073,760

The following Portfolio had a capital loss carryforward that expired during the year ended December 31, 2011:

Capital Loss Carryforward Expired
High Yield Corporate Bond Portfolio	$31,913,830

M-348	MainStay VP Funds Trust

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011		2010
	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
Balanced Portfolio	$2,302,514	$—	$1,814,849	$—
Bond Portfolio	36,809,108	2,844,847	35,615,637	1,240,086
Cash Management Portfolio	77,843	—	131,787	—
Common Stock Portfolio	8,260,478	—	9,847,744	—
Conservative Allocation Portfolio	10,831,780	1,438,553	8,805,488	—
Convertible Portfolio	11,899,020	—	12,947,315	—
Flexible Bond Opportunities Portfolio	5,974,005	—	—	—
Floating Rate Portfolio	22,481,118	—	18,034,832	—
Government Portfolio	14,154,256	35,317	17,508,838	—
Growth Allocation Portfolio	1,802,559	—	2,294,344	—
Growth Equity Portfolio	1,907,991	—	2,181,373	—
High Yield Corporate Bond Portfolio	117,667,804	—	101,144,317	—
ICAP Select Equity Portfolio	15,244,973	—	8,862,336	—
Income Builder Portfolio	10,895,968	—	8,201,070	—
International Equity Portfolio	14,967,559	—	16,756,055	—
Large Cap Growth Portfolio	—	—	—	—
Mid Cap Core Portfolio	4,497,412	—	2,026,680	—
Moderate Allocation Portfolio	10,843,919	1,512,828	10,264,871	—
Moderate Growth Allocation Portfolio	8,214,445	—	7,632,645	—
S&P 500 Index Portfolio	14,797,497	—	15,731,911	—
U.S. Small Cap Portfolio	2,013,353	—	62,966	—

Note 5–Foreign Currency Transactions and Foreign Currency Forward Contracts

Flexible Bond Opportunities Portfolio

As of December 31, 2011, the Portfolio held the following foreign currency forward contracts:

	Counterparty		Contract Amount Sold	Contract Amount Purchased		Unrealized Appreciation (Depreciation)
Foreign Currency Sale Contracts:
Euro vs. U.S. Dollar, expiring 1/27/12	JPMorgan Chase Bank	EUR	1,745,000	USD	2,277,304	USD	18,520
Pound Sterling vs. U.S. Dollar, expiring 1/27/12	JPMorgan Chase Bank	GBP	2,638,000		4,083,769		(12,236)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						USD	6,284

As of December 31, 2011, the Portfolio held the following foreign currencies:

		Currency		Cost		Value
Euro	EUR	12,814	USD	16,710	USD	16,585
Pound Sterling	GBP	252,876		391,574		392,717
Total			USD	408,284	USD	409,302

mainstayinvestments.com	M-349

Notes to Financial Statements (continued)

High Yield Corporate Bond Portfolio

As of December 31, 2011, the Portfolio held the following foreign currency:

		Currency		Cost		Value
Canadian Dollar	CAD	491	USD	519	USD	482

Income Builder Portfolio

As of December 31, 2011, the Portfolio held the following foreign currency forward contracts:

	Counterparty		Contract Amount Sold	Contract Amount Purchased		Unrealized Appreciation (Depreciation)
Foreign Currency Sale Contracts:
Euro vs. U.S. Dollar, expiring 1/27/12	JPMorgan Chase Bank	EUR	21,229,000	USD	27,704,800	USD	225,311
Pound Sterling vs. U.S. Dollar, expiring 1/27/12	JPMorgan Chase Bank	GBP	17,445,000		27,005,819		(80,915)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						USD	144,396

As of December 31, 2011, the Portfolio held the following foreign currencies:

		Currency		Cost		Value
Canadian Dollar	CAD	3,116	USD	3,041	USD	3,059
Euro	EUR	95,619		124,430		123,755
Norwegian Krone	NOK	92,888		15,499		15,531
Pound Sterling	GBP	1,820,718		2,823,088		2,827,575
Total			USD	2,966,058	USD	2,969,920

International Equity Portfolio

As of December 31, 2011, the Portfolio held the following foreign currencies:

		Currency		Cost		Value
Canadian Dollar	CAD	1,077,546	USD	1,034,417	USD	1,057,714
Euro(a)	EUR	(59)		(77)		(76)
Hong Kong Dollar	HKD	6,799,530		873,717		875,483
Pound Sterling	GBP	1,727,659		2,702,144		2,683,054
Singapore Dollar	SGD	1,186		941		915
Swedish Krona	SEK	174		26		25
Total			USD	4,611,168	USD	4,617,115

(a)	Currency was overdrawn as of December 31, 2011.

Note 6–Restricted Securities

As of December 31, 2011, the following Portfolios held restricted securities:

Convertible Portfolio

	Date of Acquisition	Principal Amount	Cost		12/31/11 Value	Percent of Net Assets
At Home Corp.
Convertible Bond 4.75%, due 12/31/49	5/4/01	$2,335,418	$0	(a)	$234	0.0	%‡

‡	Less than one-tenth of a percent.
(a)	Less than one dollar.

M-350	MainStay VP Funds Trust

High Yield Corporate Bond Portfolio

	Date of Acquisition	Principal Amount	Cost		12/31/11 Value	Percent of Net Assets
At Home Corp.
Convertible Bond 0.525%, due 12/28/18	8/31/01	$1,869,975	$0	(a)	$187	0.0	%‡
Convertible Bond 4.75%, due 12/31/49	8/27/01	9,032,054	58,488		903	0.0	‡
Total			$58,488		$1,090	0.0	%‡

‡	Less than one-tenth of a percent.
(a)	Less than one dollar.

Note 7–Custodian

State Street is the custodian of the cash and the securities of the Portfolios. Custodial fees are charged to the Portfolios based on the market value of securities in the Portfolios and the number of certain cash transactions incurred by the Portfolios.

Note 8–Line of Credit

The Portfolios, except for the Cash Management Portfolio, and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain Portfolios and affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the Portfolios, affiliated funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Portfolios on the amended credit agreement during the year ended December 31, 2011.

mainstayinvestments.com	M-351

Notes to Financial Statements (continued)

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2011, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
Balanced Portfolio	$164,405	$154,615	$247,001	$244,625
Bond Portfolio	2,211,632	2,144,518	331,976	408,053
Common Stock Portfolio	—	—	610,137	740,472
Conservative Allocation Portfolio	—	—	412,646	295,180
Convertible Portfolio	—	—	417,106	417,550
Flexible Bond Opportunities Portfolio	1,577	1,838	165,269	8,731
Floating Rate Portfolio	—	—	280,433	68,636
Government Portfolio	189,754	206,916	15,776	6,435
Growth Allocation Portfolio	—	—	138,142	140,865
Growth Equity Portfolio	—	—	423,509	478,235
High Yield Corporate Bond Portfolio	—	—	853,824	708,717
ICAP Select Equity Portfolio	—	—	765,323	863,505
Income Builder Portfolio	12,201	11,628	69,506	70,169
International Equity Portfolio	—	—	471,909	526,861
Large Cap Growth Portfolio	—	—	366,565	226,157
Mid Cap Core Portfolio	—	—	1,030,018	1,163,662
Moderate Allocation Portfolio	—	—	506,980	413,559
Moderate Growth Allocation Portfolio	—	—	638,470	391,459
S&P 500 Index Portfolio	—	—	32,367	103,875
U.S. Small Cap Portfolio	—	—	141,681	119,206

Note 10–In-Kind Transfer of Securities

On May 5, 2011, the Flexible Bond Opportunities Portfolio sold shares of beneficial interest to certain Asset Allocation Portfolios in exchange for cash and securities. The cash and securities were transferred in at their current value on the date of transaction.

Transferring Portfolio	Shares	Purchase Value
Conservative Allocation Portfolio	2,773,932	$27,728,356
Moderate Allocation Portfolio	3,159,927	$31,586,788
Moderate Growth Allocation Portfolio	2,066,564	$20,657,473

Note 11–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2011, and the year ended December 31, 2010, were as follows:

Balanced Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	70,715	$784,512
Shares issued to shareholders in reinvestment of dividends	14,464	148,427
Shares redeemed	(104,114)	(1,157,835)

Net increase (decrease)	(18,935)	$(224,896)

Initial Class	Shares	Amount
Year ended December 31, 2010:
Shares sold	70,803	$721,891
Shares issued to shareholders in reinvestment of dividends	12,536	129,995
Shares redeemed	(82,108)	(835,975)

Net increase (decrease)	1,231	$15,911

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	3,027,215	$33,444,144
Shares issued to shareholders in reinvestment of dividends	210,876	2,154,087
Shares redeemed	(2,304,668)	(25,256,060)

Net increase (decrease)	933,423	$10,342,171

Year ended December 31, 2010:
Shares sold	2,212,825	$22,586,296
Shares issued to shareholders in reinvestment of dividends	163,168	1,684,854
Shares redeemed	(2,125,599)	(21,484,109)

Net increase (decrease)	250,394	$2,787,041

M-352	MainStay VP Funds Trust

Bond Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	10,473,356	$155,890,584
Shares issued to shareholders in reinvestment of dividends and distributions	1,610,583	23,789,318
Shares redeemed	(14,590,963)	(218,185,721)

Net increase (decrease)	(2,507,024)	$(38,505,819)

Year ended December 31, 2010:
Shares sold	7,772,499	$115,047,996
Shares issued to shareholders in reinvestment of dividends and distributions	1,582,441	23,479,900
Shares redeemed	(7,791,677)	(115,133,407)

Net increase (decrease)	1,563,263	$23,394,489

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	6,574,033	$97,883,441
Shares issued to shareholders in reinvestment of dividends and distributions	1,082,249	15,864,637
Shares redeemed	(4,570,128)	(67,508,149)

Net increase (decrease)	3,086,154	$46,239,929

Year ended December 31, 2010:
Shares sold	7,925,050	$116,799,325
Shares issued to shareholders in reinvestment of dividends and distributions	907,532	13,375,823
Shares redeemed	(2,534,611)	(37,161,691)

Net increase (decrease)	6,297,971	$93,013,457

Cash Management Portfolio

Initial Class (at $1 per share)	Shares
Year ended December 31, 2011:
Shares sold	751,275,176
Shares issued to shareholders in reinvestment of dividends and distributions	77,845
Shares redeemed	(533,308,407)

Net increase (decrease)	218,044,614

Year ended December 31, 2010:
Shares sold	484,783,397
Shares issued to shareholders in reinvestment of dividends and distributions	131,787
Shares redeemed	(578,755,595)

Net increase (decrease)	(93,840,411)

Common Stock Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	1,508,395	$24,926,185
Shares issued to shareholders in reinvestment of dividends	515,458	7,500,653
Shares redeemed	(9,570,482)	(155,090,070)

Net increase (decrease)	(7,546,629)	$(122,663,232)

Year ended December 31, 2010:
Shares sold	3,716,827	$52,840,329
Shares issued to shareholders in reinvestment of dividends	610,260	8,982,888
Shares redeemed	(8,101,873)	(119,715,160)

Net increase (decrease)	(3,774,786)	$(57,891,943)

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	249,524	$4,018,956
Shares issued to shareholders in reinvestment of dividends	52,439	759,825
Shares redeemed	(855,298)	(13,770,007)

Net increase (decrease)	(553,335)	$(8,991,226)

Year ended December 31, 2010:
Shares sold	266,283	$3,878,056
Shares issued to shareholders in reinvestment of dividends	59,022	864,856
Shares redeemed	(531,355)	(7,764,282)

Net increase (decrease)	(206,050)	$(3,021,370)

Conservative Allocation Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	301,283	$3,434,647
Shares issued to shareholders in reinvestment of dividends and distributions	20,966	224,930
Shares redeemed	(204,029)	(2,329,738)

Net increase (decrease)	118,220	$1,329,839

Year ended December 31, 2010:
Shares sold	233,770	$2,508,664
Shares issued to shareholders in reinvestment of dividends	17,415	190,594
Shares redeemed	(192,796)	(2,083,174)

Net increase (decrease)	58,389	$616,084

mainstayinvestments.com	M-353

Notes to Financial Statements (continued)

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	14,756,208	$168,770,192
Shares issued to shareholders in reinvestment of dividends and distributions	1,128,988	12,045,403
Shares redeemed	(6,088,934)	(69,492,651)

Net increase (decrease)	9,796,262	$111,322,944

Year ended December 31, 2010:
Shares sold	11,160,746	$119,882,170
Shares issued to shareholders in reinvestment of dividends	790,890	8,614,894
Shares redeemed	(3,954,218)	(42,277,953)

Net increase (decrease)	7,997,418	$86,219,111

Convertible Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	1,251,137	$15,225,695
Shares issued to shareholders in reinvestment of dividends	439,398	4,471,908
Shares redeemed	(4,707,949)	(56,724,125)

Net increase (decrease)	(3,017,414)	$(37,026,522)

Year ended December 31, 2010:
Shares sold	3,739,275	$40,948,445
Shares issued to shareholders in reinvestment of dividends	499,632	5,449,793
Shares redeemed	(2,903,739)	(31,383,744)

Net increase (decrease)	1,335,168	$15,014,494

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	5,800,626	$69,465,084
Shares issued to shareholders in reinvestment of dividends	734,361	7,427,112
Shares redeemed	(4,236,794)	(48,429,658)

Net increase (decrease)	2,298,193	$28,462,538

Year ended December 31, 2010:
Shares sold	6,202,255	$67,226,569
Shares issued to shareholders in reinvestment of dividends	691,370	7,497,522
Shares redeemed	(2,486,873)	(26,563,577)

Net increase (decrease)	4,406,752	$48,160,514

Flexible Bond Opportunities Portfolio

Initial Class(a)	Shares	Amount
Period ended December 31, 2011:
Shares sold (b)	21,005,907	$208,463,245
Shares issued to shareholders in reinvestment of dividends	521,279	4,981,114
Shares redeemed	(1,916,083)	(18,625,153)

Net increase (decrease)	19,611,103	$194,819,206

Service Class(a)	Shares	Amount
Period ended December 31, 2011:
Shares sold	4,527,594	$44,276,371
Shares issued to shareholders in reinvestment of dividends	103,978	992,891
Shares redeemed	(481,634)	(4,680,647)

Net increase (decrease)	4,149,938	$40,588,615

(a)	The Portfolio commenced investment operations on April 29, 2011.
(b)	Includes a subscription in-kind in the amount of 8,000,423 shares and $79,972,617, respectively. (See Note 10)

Floating Rate Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	5,831,590	$53,338,874
Shares issued to shareholders in reinvestment of dividends	719,269	6,591,162
Shares redeemed	(4,502,569)	(41,460,057)

Net increase (decrease)	2,048,290	$18,469,979

Year ended December 31, 2010:
Shares sold	4,062,853	$37,084,029
Shares issued to shareholders in reinvestment of dividends	538,330	4,902,500
Shares redeemed	(808,897)	(7,319,118)

Net increase (decrease)	3,792,286	$34,667,411

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	12,049,719	$111,008,469
Shares issued to shareholders in reinvestment of dividends	1,732,940	15,889,956
Shares redeemed	(11,464,125)	(104,517,764)

Net increase (decrease)	2,318,534	$22,380,661

Year ended December 31, 2010:
Shares sold	11,291,367	$102,601,965
Shares issued to shareholders in reinvestment of dividends	1,442,547	13,132,332
Shares redeemed	(5,958,097)	(54,215,831)

Net increase (decrease)	6,775,817	$61,518,466

Government Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	911,109	$10,796,681
Shares issued to shareholders in reinvestment of dividends and distributions	473,574	5,495,025
Shares redeemed	(3,286,294)	(38,455,665)

Net increase (decrease)	(1,901,611)	$(22,163,959)

Year ended December 31, 2010:
Shares sold	1,900,332	$22,636,632
Shares issued to shareholders in reinvestment of dividends and distributions	636,046	7,463,687
Shares redeemed	(3,853,567)	(45,434,717)

Net increase (decrease)	(1,317,189)	$(15,334,398)

M-354	MainStay VP Funds Trust

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	5,556,538	$64,984,590
Shares issued to shareholders in reinvestment of dividends and distributions	754,674	8,694,548
Shares redeemed	(5,504,227)	(63,836,952)

Net increase (decrease)	806,985	$9,842,186

Year ended December 31, 2010:
Shares sold	7,124,650	$84,139,001
Shares issued to shareholders in reinvestment of dividends and distributions	861,759	10,045,151
Shares redeemed	(4,672,883)	(54,508,275)

Net increase (decrease)	3,313,526	$39,675,877

Growth Allocation Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	340,968	$3,409,729
Shares issued to shareholders in reinvestment of dividends	29,805	258,010
Shares redeemed	(610,529)	(6,222,789)

Net increase (decrease)	(239,756)	$(2,555,050)

Year ended December 31, 2010:
Shares sold	441,970	$3,917,662
Shares issued to shareholders in reinvestment of dividends	34,620	313,787
Shares redeemed	(251,745)	(2,234,770)

Net increase (decrease)	224,845	$1,996,679

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	2,701,280	$26,563,633
Shares issued to shareholders in reinvestment of dividends	178,919	1,544,549
Shares redeemed	(3,228,661)	(31,541,879)

Net increase (decrease)	(348,462)	$(3,433,697)

Year ended December 31, 2010:
Shares sold	3,641,746	$31,920,453
Shares issued to shareholders in reinvestment of dividends	219,118	1,980,557
Shares redeemed	(2,833,911)	(25,040,601)

Net increase (decrease)	1,026,953	$8,860,409

Growth Equity Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	122,799	$3,082,122
Shares issued to shareholders in reinvestment of dividends	80,025	1,796,656
Shares redeemed	(2,190,754)	(54,525,255)

Net increase (decrease)	(1,987,930)	$(49,646,477)

Year ended December 31, 2010:
Shares sold	365,591	$8,026,392
Shares issued to shareholders in reinvestment of dividends	91,409	2,041,096
Shares redeemed	(2,705,618)	(59,440,399)

Net increase (decrease)	(2,248,618)	$(49,372,911)

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	255,933	$6,273,827
Shares issued to shareholders in reinvestment of dividends	4,976	111,335
Shares redeemed	(390,078)	(9,509,996)

Net increase (decrease)	(129,169)	$(3,124,834)

Year ended December 31, 2010:
Shares sold	217,650	$4,740,444
Shares issued to shareholders in reinvestment of dividends	6,305	140,277
Shares redeemed	(260,881)	(5,722,212)

Net increase (decrease)	(36,926)	$(841,491)

High Yield Corporate Bond Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	7,196,708	$69,880,052
Shares issued to shareholders in reinvestment of dividends	4,633,208	41,276,486
Shares redeemed	(18,311,426)	(179,567,740)

Net increase (decrease)	(6,481,510)	$(68,411,202)

Year ended December 31, 2010:
Shares sold	8,124,260	$76,798,662
Shares issued to shareholders in reinvestment of dividends	4,431,997	41,531,735
Shares redeemed	(14,075,786)	(132,709,035)

Net increase (decrease)	(1,519,529)	$(14,378,638)

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	28,124,513	$272,744,056
Shares issued to shareholders in reinvestment of dividends	8,636,865	76,391,318
Shares redeemed	(17,305,709)	(168,383,132)

Net increase (decrease)	19,455,669	$180,752,242

Year ended December 31, 2010:
Shares sold	26,255,707	$246,557,587
Shares issued to shareholders in reinvestment of dividends	6,401,715	59,612,582
Shares redeemed	(10,376,921)	(96,891,472)

Net increase (decrease)	22,280,501	$209,278,697

ICAP Select Equity Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	2,937,084	$37,878,937
Shares issued to shareholders in reinvestment of dividends	864,962	9,445,779
Shares redeemed	(12,052,780)	(148,933,188)

Net increase (decrease)	(8,250,734)	$(101,608,472)

Year ended December 31, 2010:
Shares sold	4,078,684	$45,622,682
Shares issued to shareholders in reinvestment of dividends	494,494	5,721,985
Shares redeemed	(10,427,175)	(117,028,044)

Net increase (decrease)	(5,853,997)	$(65,683,377)

mainstayinvestments.com	M-355

Notes to Financial Statements (continued)

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	3,797,605	$47,010,324
Shares issued to shareholders in reinvestment of dividends	535,388	5,799,194
Shares redeemed	(5,559,629)	(67,664,671)

Net increase (decrease)	(1,226,636)	$(14,855,153)

Year ended December 31, 2010:
Shares sold	4,455,529	$49,782,481
Shares issued to shareholders in reinvestment of dividends	273,591	3,140,351
Shares redeemed	(3,722,488)	(41,220,672)

Net increase (decrease)	1,006,632	$11,702,160

Income Builder Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	693,657	$10,103,305
Shares issued to shareholders in reinvestment of dividends	642,044	8,429,136
Shares redeemed	(2,219,281)	(32,041,155)

Net increase (decrease)	(883,580)	$(13,508,714)

Year ended December 31, 2010:
Shares sold	176,591	$2,368,688
Shares issued to shareholders in reinvestment of dividends	495,917	6,662,864
Shares redeemed	(2,567,945)	(33,951,739)

Net increase (decrease)	(1,895,437)	$(24,920,187)

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	1,258,346	$18,155,828
Shares issued to shareholders in reinvestment of dividends	188,641	2,466,832
Shares redeemed	(851,344)	(12,217,459)

Net increase (decrease)	595,643	$8,405,201

Year ended December 31, 2010:
Shares sold	752,169	$10,018,146
Shares issued to shareholders in reinvestment of dividends	114,873	1,538,206
Shares redeemed	(397,535)	(5,237,512)

Net increase (decrease)	469,507	$6,318,840

International Equity Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	1,891,756	$22,618,772
Shares issued to shareholders in reinvestment of dividends	618,007	6,058,841
Shares redeemed	(8,933,656)	(111,347,069)

Net increase (decrease)	(6,423,893)	$(82,669,456)

Year ended December 31, 2010:
Shares sold	2,932,256	$35,803,378
Shares issued to shareholders in reinvestment of dividends	662,047	8,129,092
Shares redeemed	(3,212,460)	(39,595,257)

Net increase (decrease)	381,843	$4,337,213

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	3,387,348	$40,396,199
Shares issued to shareholders in reinvestment of dividends	915,397	8,908,718
Shares redeemed	(2,785,094)	(33,314,618)

Net increase (decrease)	1,517,651	$15,990,299

Year ended December 31, 2010:
Shares sold	3,786,501	$46,118,699
Shares issued to shareholders in reinvestment of dividends	707,789	8,626,963
Shares redeemed	(1,982,005)	(23,991,018)

Net increase (decrease)	2,512,285	$30,754,644

Large Cap Growth Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	11,551,544	$176,536,295
Shares redeemed	(2,827,734)	(42,562,032)

Net increase (decrease)	8,723,810	$133,974,263

Year ended December 31, 2010:
Shares sold	3,477,863	$46,417,544
Shares redeemed	(9,077,080)	(116,385,227)

Net increase (decrease)	(5,599,217)	$(69,967,683)

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	3,032,083	$46,066,654
Shares redeemed	(1,809,990)	(27,041,032)

Net increase (decrease)	1,222,093	$19,025,622

Year ended December 31, 2010:
Shares sold	3,071,566	$39,627,742
Shares redeemed	(1,212,722)	(15,597,657)

Net increase (decrease)	1,858,844	$24,030,085

Mid Cap Core Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	4,608,685	$52,935,754
Shares issued to shareholders in reinvestment of dividends	258,893	2,663,540
Shares redeemed	(14,152,532)	(175,522,193)

Net increase (decrease)	(9,284,954)	$(119,922,899)

Year ended December 31, 2010:
Shares sold	8,072,649	$82,609,717
Shares issued to shareholders in reinvestment of dividends	125,159	1,333,926
Shares redeemed	(9,172,695)	(93,004,943)

Net increase (decrease)	(974,887)	$(9,061,300)

M-356	MainStay VP Funds Trust

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	2,268,221	$26,806,271
Shares issued to shareholders in reinvestment of dividends	179,490	1,833,872
Shares redeemed	(4,242,265)	(49,859,663)

Net increase (decrease)	(1,794,554)	$(21,219,520)

Year ended December 31, 2010:
Shares sold	2,215,872	$22,840,176
Shares issued to shareholders in reinvestment of dividends	65,462	692,754
Shares redeemed	(3,638,925)	(37,100,362)

Net increase (decrease)	(1,357,591)	$(13,567,432)

Moderate Allocation Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	280,936	$3,097,390
Shares issued to shareholders in reinvestment of dividends and distributions	49,926	501,085
Shares redeemed	(372,988)	(4,035,614)

Net increase (decrease)	(42,126)	$(437,139)

Year ended December 31, 2010:
Shares sold	519,306	$5,336,581
Shares issued to shareholders in reinvestment of dividends	44,156	457,663
Shares redeemed	(301,069)	(3,008,518)

Net increase (decrease)	262,393	$2,785,726

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	15,804,338	$173,418,851
Shares issued to shareholders in reinvestment of dividends and distributions	1,185,359	11,855,662
Shares redeemed	(9,176,537)	(99,752,392)

Net increase (decrease)	7,813,160	$85,522,121

Year ended December 31, 2010:
Shares sold	15,843,158	$162,156,584
Shares issued to shareholders in reinvestment of dividends	948,977	9,807,208
Shares redeemed	(6,987,527)	(69,561,082)

Net increase (decrease)	9,804,608	$102,402,710

Moderate Growth Allocation Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	356,620	$3,745,365
Shares issued to shareholders in reinvestment of dividends	46,840	438,345
Shares redeemed	(336,016)	(3,531,347)

Net increase (decrease)	67,444	$652,363

Year ended December 31, 2010:
Shares sold	534,079	$5,095,136
Shares issued to shareholders in reinvestment of dividends	54,214	527,275
Shares redeemed	(265,665)	(2,510,058)

Net increase (decrease)	322,628	$3,112,353

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	28,041,888	$293,777,425
Shares issued to shareholders in reinvestment of dividends	833,835	7,776,100
Shares redeemed	(6,609,086)	(68,567,262)

Net increase (decrease)	22,266,637	$232,986,263

Year ended December 31, 2010:
Shares sold	18,120,757	$173,061,511
Shares issued to shareholders in reinvestment of dividends	732,480	7,105,370
Shares redeemed	(4,326,419)	(41,003,004)

Net increase (decrease)	14,526,818	$139,163,877

S&P 500 Index Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	402,325	$10,395,187
Shares issued to shareholders in reinvestment of dividends	493,834	11,366,034
Shares redeemed	(3,818,536)	(99,016,577)

Net increase (decrease)	(2,922,377)	$(77,255,356)

Year ended December 31, 2010:
Shares sold	442,105	$10,283,815
Shares issued to shareholders in reinvestment of dividends	519,742	12,153,990
Shares redeemed	(4,131,308)	(95,619,755)

Net increase (decrease)	(3,169,461)	$(73,181,950)

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	792,923	$20,248,430
Shares issued to shareholders in reinvestment of dividends	149,468	3,431,463
Shares redeemed	(1,578,169)	(40,413,934)

Net increase (decrease)	(635,778)	$(16,734,041)

Year ended December 31, 2010:
Shares sold	774,267	$17,930,413
Shares issued to shareholders in reinvestment of dividends	153,408	3,577,921
Shares redeemed	(1,147,108)	(26,277,455)

Net increase (decrease)	(219,433)	$(4,769,121)

U.S. Small Cap Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	9,717,025	$90,837,963
Shares issued to shareholders in reinvestment of dividends	148,723	1,185,152
Shares redeemed	(5,678,649)	(52,127,423)

Net increase (decrease)	4,187,099	$39,895,692

Year ended December 31, 2010:
Shares sold	10,329,294	$83,044,687
Shares issued to shareholders in reinvestment of dividends	7,529	62,966
Shares redeemed	(8,996,728)	(72,512,122)

Net increase (decrease)	1,340,095	$10,595,531

mainstayinvestments.com	M-357

Notes to Financial Statements (continued)

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	1,609,503	$14,294,196
Shares issued to shareholders in reinvestment of dividends	106,629	828,201
Shares redeemed	(3,121,001)	(27,723,650)

Net increase (decrease)	(1,404,869)	$(12,601,253)

Year ended December 31, 2010:
Shares sold	1,799,662	$14,183,296
Shares redeemed	(2,241,409)	(17,111,799)

Net increase (decrease)	(441,747)	$(2,928,503)

Note 12–Litigation

In December 2010, the Fund was named as a defendant and a putative member of the proposed defendant group of shareholders in the case entitled Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (In re Tribune Company) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which has not yet been served on the Fund, the Unsecured Creditors Committee (the “UCC”) is asserting claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is seeking to recover the proceeds paid out to beneficial owners of the common stock in connection with the LBO. This adversary proceeding in Delaware Bankruptcy Court has been stayed pending further order of the Bankruptcy Court.

After Tribune’s bankruptcy in 2008, certain Tribune creditors filed dozens of complaints in various courts throughout the country, including the complaint referred to above, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances,” and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. The complaint does not allege any misconduct on the part of the Fund. The value of the proceeds received by the various Portfolios in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP Common Stock Portfolio	$1,300,602	$1,174,184
MainStay VP Mid Cap Core Portfolio	808,180	790,270
MainStay S&P 500 Index Portfolio	682,856	527,310

At this early stage of the proceedings, it is not possible to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset values.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Portfolios as of and for the year ended December 31, 2011, events and transactions subsequent to December 31, 2011 through the date the financial statements were issued have been evaluated by the Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

M-358	MainStay VP Funds Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

MainStay VP Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio, Bond Portfolio, Cash Management Portfolio, Common Stock Portfolio, Conservative Allocation Portfolio, Convertible Portfolio, Flexible Bond Opportunities Portfolio, Floating Rate Portfolio, Government Portfolio, Growth Allocation Portfolio, Growth Equity Portfolio, High Yield Corporate Bond Portfolio, ICAP Select Equity Portfolio, Income Builder Portfolio, International Equity Portfolio, Large Cap Growth Portfolio, Mid Cap Core Portfolio, Moderate Allocation Portfolio, Moderate Growth Allocation Portfolio, S&P 500 Index Portfolio and U.S. Small Cap Portfolio (constituting MainStay VP Funds Trust, hereafter referred to as the “Fund”) at December 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, agent banks, brokers and transfer agents of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2012

mainstayinvestments.com	M-359

Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement between New York Life Investment Management LLC (“New York Life Investments”) and the Trust, on behalf of each of the Trust’s Portfolios, and the Subadvisory Agreements between New York Life Investments and each of Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), MacKay Shields LLC (“MacKay”), Madison Square Investors LLC (“MSI”) and Winslow Capital Management, Inc. (“Winslow”) (collectively, the “Subadvisors”), which serve as subadvisors to certain Portfolios (the “Subadvised Portfolios”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and the Subadvisors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and the Subadvisors. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on each Portfolio prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on each Portfolio’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and the Subadvisors on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Portfolios, and the rationale for any differences in a Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolios to New York Life Investments and its affiliates and certain Subadvisors, and responses from New York Life Investments and the Subadvisors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on each Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Portfolios by New York Life Investments and the Subadvisors; (ii) the invest ment performance of each Portfolio, New York Life Investments and the Subadvisors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and each Subadvisor from their relationships with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of each Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and the Subadvisors and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners who invest in the Portfolios, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolios. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and the Subadvisors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolios. The Board evaluated New York Life Investments’ experience in serving as manager of the Portfolios, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolios, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Portfolios under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of each Portfolio’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Portfolios, and noted that New York Life Investments is responsible for compensating each officer of the Trust.

M-360	MainStay VP Funds Trust

The Board also examined the nature, extent and quality of the advisory services that New York Life Investments provides to the non-Subadvised Portfolios and the Subadvisors provide to the Subadvised Portfolios. The Board evaluated New York Life Investments’ and the Subadvisors’ experience in serving as investment adviser and subadvisor, respectively, to the Portfolios and managing other portfolios. It examined New York Life Investments’ and the Subadvisors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and the Subadvisors, and New York Life Investments’ and the Subadvisors’ overall legal and compliance environment. The Board also reviewed New York Life Investments’ and the Subadvisors’ willingness to invest in personnel that benefit the Portfolios. In this regard, the Board considered the experience of each Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolios should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and the Subadvisors’ experience, personnel, operations and resources.

Investment Performance

In evaluating each Portfolio’s investment performance, the Board considered investment performance results in light of a Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolios’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on each Portfolio’s gross and net returns, each Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, each Portfolio’s risk-adjusted investment performance, and each Portfolio’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of each Portfolio as compared to peer funds.

In evaluating the performance of certain Portfolios, the Board considered that the Portfolios had not been in operation for a sufficient time period to establish a meaningful investment performance track record. In considering the other Portfolios’ investment performance, the Board focused principally on the Portfolios’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning each Portfolio’s investment performance, as well as discussions between a Portfolio’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or the Subadvisors had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Because the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, Main-Stay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (the “Asset Allocation Portfolios”) invest substantially all of their assets in other funds advised by New York Life Investments (including the Portfolios), the Board considered the rationale for the allocation among and selection of the underlying funds in which the Asset Allocation Portfolios invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolios, along with ongoing efforts by New York Life Investments and the Subadvisors to enhance investment returns, supported a determination to approve the Agreements. The Portfolios disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolios’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and the Subadvisors

The Board considered the costs of the services provided by New York Life Investments and the Subadvisors under the Agreements, and the profits realized by New York Life Investments and its affiliates and the Subadvisors due to their relationships with the Portfolios. Because MacKay Shields, MSI and ICAP are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and these Subadvisors in the aggregate. Because the subadvisory fees of Epoch and Winslow are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolios, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolios.

The Board noted that the Asset Allocation Portfolios do not pay a management fee, but that shareholders of the Asset Allocation Portfolios indirectly pay the fees and expenses of the underlying funds in which the Asset Allocation Portfolios invest. The Board considered that the Asset Allocation Portfolios’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments.

In evaluating the costs and profits of New York Life Investments and its affiliates and the Subadvisors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolios, and that New York Life Investments is responsible for paying the subadvisory fees for the Subadvised Portfolios. The Board acknowledged that New York Life Investments and the Subadvisors must be in a position to pay and retain experienced professional personnel to provide services to the Portfolios, and that the ability to maintain a strong financial position is important in order for New York Life Investments and the Subadvisors to continue to provide high-quality services to the Portfolios. The Board also noted that the Portfolios benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital

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Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited) (continued)

structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Portfolios, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Portfolios, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolios. The Board recognized, for example, the benefits to the Subadvisors from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to the Subadvisors in exchange for commissions paid by a Subadvised Portfolio with respect to trades on the Subadvised Portfolio’s portfolio securities. The Board also requested and received information from New York Life Investments, Epoch and Winslow concerning other business relationships between Epoch and Winslow and their affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolios, New York Life Investments’ affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios’ distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolios to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolios to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolios on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates and the Subadvisors due to their relationships with the Portfolios supported the Board’s decision to approve the Agreements. With respect to Epoch and Winslow, the Board concluded that any profits realized by Epoch and Winslow due to their relationships with the Portfolios are the result of arm’s-length negotiations between New York Life Investments and Epoch and Winslow, and are based on fees paid to Epoch and Winslow by New York Life Investments, not the Portfolios.

Extent to Which Economies of Scale May be Realized as the Portfolios Grow

The Board also considered whether each Portfolio’s expense structure permitted economies of scale to be shared with Portfolio investors. The Board reviewed information from New York Life Investments showing how each Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the each Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolios in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees. The Board noted that the Asset Allocation Portfolios do not pay a management fee, and that the Board separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Asset Allocation Portfolios invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Portfolio’s expected total ordinary operating expenses. With respect to the Subadvised Portfolios, the Board primarily considered the reasonableness of the management fees paid by the Portfolios to New York Life Investments, since the fees paid to the Subadvisors are paid by New York Life Investments, not the Subadvised Portfolios. The Board approved an amended and restated subadvisory agreement between New York Life Investments and Winslow, noting that the new agreement would increase the subadvisory fees paid by New York Life Investments to Winslow, but would not result in any change in fees paid by the MainStay VP Large Cap Growth Portfolio. The Board also noted that New York Life Investments no longer would pay additional fees to Winslow under a separate revenue sharing arrangement between New York Life Investments and Winslow. That revenue sharing arrangement will expire at the end of calendar year 2012.

In assessing the reasonableness of each Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Asset Allocation Portfolios do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Asset Allocation Portfolios indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments and the Subadvisors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolios. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on each Portfolio’s net management fee and expenses.

M-362	MainStay VP Funds Trust

After considering all of the factors outlined above, the Board concluded that each Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios’ securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC’s website at www.sec.gov.

Shareholder Reports and Portfolio Disclosure

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. In addition, the Cash Management Portfolio is required to file its complete schedule of portfolio holdings every month on Form N-MFP and will also make available its complete schedule of portfolio holdings on its website at www.nylim.com, five days after month-end. The Portfolios’ Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Portfolios’ website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

M-364	MainStay VP Funds Trust

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Portfolios/Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-598-2019.

Interested Board Member*	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
	John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Trustee since 2008 (21 portfolios).**	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

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Interested Board Member*	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
	Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2007 (21 portfolios).*	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)
	Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (21 portfolios).*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

M-366	MainStay VP Funds Trust

Interested Board Member*	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Trustee since 2007 (21 portfolios).*	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Trustee since 2006 (21 portfolios).*	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None
	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Trustee since 2007 (21 portfolios).*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

mainstayinvestments.com	M-367

Interested Board Member*	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
	Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 1994 (21 portfolios).*	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None
	John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Trustee since 1997 (21 portfolios).*	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Trustee, Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

M-368	MainStay VP Funds Trust

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Fund and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer since 2007**	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer since 2009**	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President since 2007**	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President —Administration since 2005**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Growth Equity Portfolio

MainStay VP ICAP Select Equity Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP U.S. Small Cap Portfolio

Blended Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Flexible Bond Opportunities Portfolio

MainStay VP Income Builder Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Cash Management Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

MacKay Shields LLC*

New York, New York

Madison Square Investors LLC*

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Epoch Investment Partners, Inc.

New York, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Parsippany, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Legal Counsel

Dechert LLP

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not FDIC Insured.	No Bank Guarantee.	May Lose Value.

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

mainstayinvestments.com

© 2011 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not a part of the Annual Report	MSVP11-02/12

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Directors has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2011 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $842,785.

The aggregate fees billed for the fiscal year ended December 31, 2010 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $796,215.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended December 31, 2011, and (ii) $0 for the fiscal year ended December 31, 2010. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $85,300 during the fiscal year ended December 31, 2011, and (ii) $103,800 during the fiscal year ended December 31, 2010. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended December 31, 2011, and (ii) $0 during the fiscal year ended December 31, 2010.

(e) Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than fifty percent of PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2011 and December 31, 2010 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended December 31, 2011, and (ii) $0 for the fiscal year ended December 31, 2010.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2011 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: March 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: March 6, 2012

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date: March 6, 2012

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.